UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:       811-04852

Victory Portfolios

(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio         44144

(Address of principal executive offices)                         (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-539-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

December 31, 2020

Annual Report

Victory INCORE Investment Quality Bond Fund

Victory INCORE Low Duration Bond Fund

Victory High Yield Fund

Victory Tax-Exempt Fund

Victory High Income Municipal Bond Fund

Victory Floating Rate Fund

Victory Strategic Income Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 (800-235-8396 for Member Class) or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (Unaudited)	5
Managers' Commentary and Investment Overview (Unaudited)	7
Investment Objective and Portfolio Holdings (Unaudited)	26
Financial Statements
The Victory Fixed Income Funds
Victory INCORE Investment Quality Bond Fund
Schedule of Portfolio Investments	33
Statement of Assets and Liabilities	76
Statement of Operations	79
Statements of Changes in Net Assets	82-84
Financial Highlights	90-91
Victory INCORE Low Duration Bond Fund
Schedule of Portfolio Investments	42
Statement of Assets and Liabilities	76
Statement of Operations	79
Statements of Changes in Net Assets	82-84
Financial Highlights	92-93
Victory High Yield Fund
Schedule of Portfolio Investments	49
Statement of Assets and Liabilities	76
Statement of Operations	79
Statements of Changes in Net Assets	82-84
Financial Highlights	94-95
Victory Tax-Exempt Fund
Schedule of Portfolio Investments	55
Statement of Assets and Liabilities	77
Statement of Operations	80
Statements of Changes in Net Assets	85-87
Financial Highlights	96-97
Victory High Income Municipal Bond Fund
Schedule of Portfolio Investments	59
Statement of Assets and Liabilities	77
Statement of Operations	80
Statements of Changes in Net Assets	85-87
Financial Highlights	98-99
Victory Floating Rate Fund
Schedule of Portfolio Investments	63
Statement of Assets and Liabilities	77
Statement of Operations	80
Statements of Changes in Net Assets	85-87
Financial Highlights	100-101

Table of Contents (continued)

Victory Strategic Income Fund
Schedule of Portfolio Investments	70
Statement of Assets and Liabilities	78
Statement of Operations	81
Statements of Changes in Net Assets	88-89
Financial Highlights	102-103
Notes to Financial Statements	104
Report of Independent Registered Public Accounting Firm	122
Supplemental Information (Unaudited)	123
Trustee and Officer Information	123
Proxy Voting and Form Portfolio Holdings Information	126
Expense Examples	126
Additional Federal Income Tax Information	128
Advisory Contract Approval	129
Privacy Policy (inside back cover)

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call 800-539-3863 (800-235-8396 for Member Class) and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

The Funds are distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863 (800-235-8396 for Member Class). Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

800-235-8396 for Member Class

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

When we look back on 2020, we will undoubtedly remember it as an extraordinary year. A year ago, no one could have imagined the unusual events that would challenge us personally, professionally, and collectively as a nation. But in retrospect, the trajectory of financial markets over the past year was nothing short of extraordinary.

The year began with rudimentary worries, such as economic growth rates, trade deals, and interest rates. But a novel coronavirus and the subsequent worldwide spread of COVID-19 became an unprecedented event. To combat the pandemic, governments everywhere issued austere shelter-in-place orders, and the global economy slowed markedly. Equity markets sold off sharply in March and April, and second quarter U.S. GDP contracted by an alarming annual rate of 31.4%.

It's no surprise that so many investors flocked to the perceived safety of U.S. Treasurys. Meanwhile, liquidity evaporated (for a short spell) in many other segments of the fixed income market, including higher-yielding credits and municipal bonds. The outlook was tenuous, and credit spreads widened while prices declined for most securities perceived to be higher risk.

A response, however, came swiftly. The U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action — cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets. The U.S. government also stepped up to provide fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act).

It was impressive how quickly those actions helped end the stock market's freefall and restore order across much of the fixed-income universe. The rebound was almost as robust as the drawdown, and third-quarter GDP (the most recent finalized data available) grew at a 33.4% annualized rate.

Late in the year, markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for additional fiscal stimulus. Ultimately, stocks were propelled higher in the fourth quarter when it became clear the United States Congress would provide another dose of fiscal stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

Through all the unprecedented events and extreme volatility, the S&P 500® Index registered an impressive annual return of 18.40% for the 12-month period ended December 31, 2020. Meanwhile, the yield on 10-year U.S. Treasurys declined 95 basis points over the same period, reflecting both the Fed's interest rate cuts and its pledge to keep rates low longer. The yield on 10-Year U.S. Treasurys was 0.93% as of December 31, 2020.

While markets endured and performed admirably during 2020, perhaps the key takeaway is that the unexpected can and will happen. That's why it's important to remain focused on your long-term investment goals and avoid making emotional decisions. Moreover, we continue to have confidence in all of Victory Capital's autonomous Investment Franchises and their ability to navigate the ups and downs.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call 800-539-3863 (800-235-8396 for Member Class), or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

Victory Fixed Income Funds

Victory INCORE Investment Quality Bond Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

As we end one of the most turbulent years in economic history, markets remain near all-time highs, driven by unprecedented levels of monetary and fiscal stimulus. The U.S. economy experienced its single largest economic loss in the nation's history, contracting by 31.4% during the second quarter of 2020. The dramatic second-quarter collapse in economic activity has been followed by consecutive quarters of robust economic growth. Specifically, third-quarter U.S. gross domestic product ("GDP") rebounded by a robust 33.4%, and the Atlanta Fed's GDPNow forecasting model predicts fourth-quarter growth to print around 8.6%. While the GDPNow forecast will likely vary from the final U.S. GDP growth figure, what we can take away from the estimate is that the recovery has been quicker than anticipated.

Despite a better-than-expected economic recovery, much has hinged on the overwhelming amount of fiscal and monetary stimulus injected into the economy. Since March, the U.S. Federal Reserve (the "Fed") has provided trillions in monetary stimulus. Monetary policy has helped stabilize and buoy financial markets, but it is the fiscal stimulus that has supported the rebound in actual economic activity. The U.S. Congress has passed three rounds of fiscal stimulus since March totaling an additional $4 trillion, which is equivalent to nearly 20% of U.S. GDP in 2019.

It is difficult to estimate the long-term consequences of unprecedented fiscal and monetary stimulus. The Fed, U.S. Treasury, and the U.S. Congress are embarking upon a grand experiment in Modern Monetary Theory ("MMT"), where massive fiscal deficits purportedly do not matter for countries that control their own currency. In the short run, we believe monetary and fiscal stimulus is likely to be supportive of economic growth and market valuations. We worry that early success with MMT may lead to long-term unintended economic consequences later in the decade.

We remain concerned about the possible long-term inflationary effects of continued MMT, but thus far the Fed's preferred measure of inflation, core personal consumption expenditures (PCE), remains below their long-term 2% objective. Furthermore, the Fed seems intent on anchoring front-end interest rates near zero for the foreseeable future in order to meet, or exceed, their target. As a result, we do not expect much movement in short-term interest rates; however, we remain concerned about the impact continued stimulus combined with the Fed's newly announced inflation-targeting policy could have on intermediate- and long-end interest rates. These concerns are motivating us to position accounts relatively short duration versus benchmarks going into 2021.

How did Victory INCORE Investment Quality Bond Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide a high level of current income and capital appreciation without undue risk to principal. The Fund returned 7.94% (Class A Shares at net asset value) for the year ended December 31, 2020, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the "Index"), which returned 7.51% during the reporting period.

Victory Fixed Income Funds

Victory INCORE Investment Quality Bond Fund (continued)

Managers' Commentary (continued)

What strategies did you employ during the reporting period?

The Fund came into 2020 overweight agency mortgages and relatively light corporate credit exposure, with only a modest overweight to 0-3-year BBB corporate credit. During the late part of the first quarter and beginning part of the second quarter, during the worst of the market rout, we moved to a large overweight position in corporate credit across the curve. We maintained this corporate credit overweight as we ended the year. The Fund greatly benefited from this positioning during the year.

We believe that with yields on short- and intermediate-term U.S. Treasurys near historic lows, investors have no other reasonable alternative but to invest in high-quality corporate and consumer credit. We do not believe investors are receiving enough yield or duration benefit from owning U.S. Treasurys at current levels. As a result, we added a significant overweight to corporate credit at discounted valuations late in the first quarter and beginning part of the second quarter. We maintained this overweight at year-end and continue to selectively add high-grade corporates across the curve as opportunities present themselves. This positioning has been additive to performance over the year, helping the Fund outpace the Index for 2020.

As we enter a new year, we believe massive monetary and fiscal stimulus will continue to buoy markets as both the incoming Biden administration and the Fed seem interested in continuing the MMT experiment in the near term. However, it is likely to be a volatile and uncertain time as the long-term effects of MMT are unknown. The key attributes we strive for when positioning client portfolios for an uncertain outlook are quality, balance and diversification. We believe we are well positioned across our portfolios for this uncertain environment, and we believe being overweight credit and underweight duration versus the Index should be additive to performance as we enter the coming year.

Victory Fixed Income Funds

Victory INCORE Investment Quality Bond Fund

Investment Overview

(Unaudited)

Average Annual Total Returns

Year Ended December 31, 2020

	Class A		Class C		Class R	Class Y
INCEPTION DATE	2/16/93		8/7/00		5/15/01	5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg Barclays U.S. Aggregate Bond Index[1]
One Year	7.94%	5.55%	6.89%	5.89%	7.37%	8.21%	7.51%
Five Year	4.40%	3.93%	3.50%	3.50%	3.99%	4.66%	4.44%
Ten Year	3.77%	3.54%	2.91%	2.91%	3.36%	3.99%	3.84%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.25% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory INCORE Investment Quality Bond Fund — Growth of $10,000

1The Bloomberg Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

Victory Fixed Income Funds

Victory INCORE Low Duration Bond Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

As we end one of the most turbulent years in economic history, markets remain near all-time highs, driven by unprecedented levels of monetary and fiscal stimulus. The U.S. economy experienced its single largest economic loss in the nation's history, contracting by 31.4% during the second quarter of 2020. The dramatic second-quarter collapse in economic activity has been followed by consecutive quarters of robust economic growth. Specifically, third-quarter U.S. gross domestic product ("GDP") rebounded by a robust 33.4%, and the Atlanta Fed's GDPNow forecasting model predicts fourth-quarter growth to print around 8.6%. While the GDPNow forecast will likely vary from the final U.S. GDP growth figure, what we can take away from the estimate is that the recovery has been quicker than anticipated.

Despite a better than expected economic recovery, much has hinged on the overwhelming amount of fiscal and monetary stimulus injected into the economy. Since March, the U.S. Federal Reserve (the "Fed") has provided trillions in monetary stimulus. Monetary policy has helped stabilize and buoy financial markets, but it is the fiscal stimulus that has supported the rebound in actual economic activity. The U.S. Congress has passed three rounds of fiscal stimulus since March totaling an additional $4 trillion, which is equivalent to nearly 20% of U.S. GDP in 2019.

It is difficult to estimate the long-term consequences of unprecedented fiscal and monetary stimulus. The Fed, U.S. Treasury, and the U.S. Congress are embarking upon a grand experiment in Modern Monetary Theory ("MMT"), where massive fiscal deficits purportedly do not matter for countries that control their own currency. In the short run, we believe monetary and fiscal stimulus is likely to be supportive of economic growth and market valuations. We worry that early success with MMT may lead to long-term unintended economic consequences later in the decade.

We remain concerned about the possible long-term inflationary effects of continued MMT, but thus far the Fed's preferred measure of inflation, core personal consumption expenditures (PCE), remains below their long-term 2% objective. Furthermore, the Fed seems intent on anchoring front-end interest rates near zero for the foreseeable future in order to meet, or exceed, their target. As a result, we do not expect much movement in short-term interest rates; however, we remain concerned about the impact continued stimulus combined with the Fed's newly announced inflation-targeting policy could have on intermediate- and long-end interest rates. These concerns are motivating us to position accounts relatively short duration versus benchmarks going into 2021.

How did Victory INCORE Low Duration Bond Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide a high level of current income consistent with preservation of capital. The Fund returned 3.85% (Class A Shares at net asset value) for the year ended December 31, 2020, outperforming the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (the "Index"), which returned 3.14% during the reporting period.

Victory Fixed Income Funds

Victory INCORE Low Duration Bond Fund (continued)

Managers' Commentary (continued)

What strategies did you employ during the reporting period?

The Fund came into 2020 overweight agency mortgages and relatively light corporate credit exposure. During the late part of the first quarter and beginning part of the second quarter, during the worst of the market rout, we moved to a large overweight position in corporate credit. We maintained this corporate credit overweight as we ended the year. The Fund greatly benefited from this positioning during the year.

We believe that with yields on short- and intermediate-term U.S. Treasurys near historic lows, investors have no other reasonable alternative but to invest in high-quality corporate and consumer credit. We do not believe investors are receiving enough yield or duration benefit from owning U.S. Treasurys at current levels. As a result, we added a significant overweight to corporate credit at discounted valuations late in the first quarter and beginning part of the second quarter. We maintained this overweight at year-end and continue to selectively add high-grade corporates across the curve as opportunities present themselves. This positioning has been additive to performance over the year, helping the Fund outpace the Index for 2020.

As we enter a new year, we believe massive monetary and fiscal stimulus will continue to buoy markets as both the incoming Biden administration and the Fed seem interested in continuing the MMT experiment in the near term. However, it is likely to be a volatile and uncertain time as the long-term effects of MMT are unknown. The key attributes we strive for when positioning client portfolios for an uncertain outlook are quality, balance and diversification. We believe we are well positioned across our portfolios for this uncertain environment, and we believe being overweight credit and underweight duration versus the Index should be additive to performance as we enter the coming year.

Victory Fixed Income Funds

Victory INCORE Low Duration Bond Fund

Investment Overview

(Unaudited)

Average Annual Total Returns

Year Ended December 31, 2020

	Class A		Class C		Class R	Class Y
INCEPTION DATE	7/30/03		7/30/03		7/30/03	5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg Barclays U.S. Government 1-3 Year Bond Index[1]
One Year	3.85%	1.51%	3.05%	2.05%	3.41%	4.08%	3.14%
Five Year	2.26%	1.80%	1.48%	1.48%	1.85%	2.50%	1.92%
Ten Year	1.72%	1.49%	0.95%	0.95%	1.31%	1.96%	1.32%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.25% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory INCORE Low Duration Bond Fund — Growth of $10,000

1The Bloomberg Barclays U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. government bonds with maturities between one and three years. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

Victory Fixed Income Funds

Victory High Yield Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

After a gut-wrenching plunge as the deadly novel coronavirus and the disease it causes ("COVID-19") emerged in the first quarter of 2020, markets surged as central banks and governments fought back with unprecedented stimulus measures that supported risk-taking in the markets.

High-yield investors were rewarded for taking a bungee jump through market turmoil — even if it required closed eyes and a primal scream. At the end of the first quarter, the Bloomberg Barclays U.S. Corporate High Yield Bond Index (the "Index") had returned -12.7%, a result not seen since the financial crisis in 2008. It ended the year as the strongest performer among the major domestic fixed-income indexes. The pivotal event came in late March 2020 when the U.S. Federal Reserve announced a massive bond-buying program that included corporate debt. Markets responded with a surge that often belied grim economic and public health realities.

How did Victory High Yield Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide current income. The Fund returned 7.61% (Class A Shares at net asset value) for the year ended December 31, 2020, outperforming the Index, which returned 7.11% during the reporting period.

What strategies did you employ during the reporting period?

The Fund aims to provide higher levels of income and less sensitivity to interest rate changes than most fixed-income investments by investing primarily in U.S. corporate bonds rated below investment grade. The Fund may invest in other securities and in floating rate loans. It emphasizes in-depth research and a concentrated portfolio strategy.

The Fund's management team strongly believes that the potential cost of a passive or wide-net approach to high-yield investing has never been higher or more misunderstood. We view the high-yield market in three categories:

1)  Bonds yielding less than 6%: 88% of the market

2)  Bonds yielding 6% to 10%: 9% of the market

3)  Bonds yielding more than 10%: 3% of the market

We believe the first category offers limited upside along with interest rate risk, while the third category, with an average interest rate of 23%, is excessively speculative. The second category, a narrow segment that we believe offers a reasonable balance of risk and opportunity, cannot be exploited with broadly diversified index-like portfolios.

In addition to keeping a tight focus, we seek to use rigorous research to continually pare overpriced risk from the portfolio and uncover the idiosyncratic opportunities that have benefited returns in the past.

Prior to the fourth quarter, we culled select holdings that we did not believe would survive intact once COVID-19 had run its course. And throughout the year, we resisted cruise lines,

Victory Fixed Income Funds

Victory High Yield Fund (continued)

Managers' Commentary (continued)

theater operators, and several leisure companies that we believed face significant headwinds. However, confidence in our research and high-conviction strategy led us to successfully maintain our higher-risk orientation.

Security selection was the dominant factor in the Fund's outperformance of the Index in 2020. Asset allocation had a negative impact on relative performance.

Not surprisingly, given the market's embrace of risk, the Fund's positive security selection in CCC-rated bonds was the top contributor to relative performance. Although the struggling energy sector rebounded strongly in the fourth quarter, the Fund's underweight there was an important contributor to its outperformance for the year. The largest detractors were an underweight in BB-rated bonds and an overweight in the CCC-rated cohort.

Victory Fixed Income Funds

Victory High Yield Fund

Investment Overview

(Unaudited)

Average Annual Total Returns

Year Ended December 31, 2020

	Class A		Class C		Class R	Class Y
INCEPTION DATE	9/1/98		8/7/00		5/15/01	5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg Barclays U.S. Corporate High Yield Index[1]
One Year	7.61%	5.26%	6.68%	5.68%	7.24%	7.73%	7.11%
Five Year	9.48%	9.00%	8.71%	8.71%	9.07%	9.75%	8.59%
Ten Year	6.65%	6.41%	5.88%	5.88%	6.26%	6.89%	6.80%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.25% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory High Yield Fund — Growth of $10,000

1The Bloomberg Barclays U.S. Corporate High Yield Index is generally considered to be representative of the investable universe of the U.S.-dominated high-yield debt market. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

Victory Fixed Income Funds

Victory Tax-Exempt Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

The municipal market had an eventful 2020. The year started off well, continuing the trend we saw in 2019, as strong investor demand translated into a return of over 3% for the broad municipal index (Bloomberg Barclays Municipal Bond Index (the "Index")) just two months into the year. However, the good times were short-lived, with a sharp selloff in March, induced by the outbreak of disease called COVID-19, pushing market returns to a low of -7.6% for the year. The market remained volatile through April before embarking on a several-month recovery that pushed index returns to over +4% in early August. This recovery was heavily driven by both actual and potential government intervention to include both fiscal and monetary stimulus. The recovery lagged in late Summer and early Autumn, likely due to investors grappling with uncertainty caused by the November U.S. presidential election, the lack of an additional round of stimulus for state and local governments, as well as rising COVID-19 cases. The market recovery continued post-election and municipal market returns were strong in November and December 2020.

How did Victory Tax-Exempt Fund (the "Fund") perform during the reporting period?

The Fund seeks to maximize current income exempt from federal income taxes, consistent with the preservation of capital. The Fund returned 5.39% (Class A Shares at net asset value) for the year ended December 31, 2020, outperforming the Index, which returned 5.21% for the reporting period.

What strategies did you employ during the reporting period?

The Fund tends to be more credit-heavy than the Index, holding more BBB- rated (the lowest category of investment grade) bonds than the Index. We overweight these credits to provide additional tax-free income to our investors. These bonds tend to underperform in periods of market dislocation when credit spreads widen significantly. As a result, the Fund underperformed the Index during the market downturn in March and April 2020; however, the Fund outperformed as the year progressed and the market recovered. During the downturn, the Fund purchased additional lower rated bonds as yields were very attractive. These positions benefited the Fund during the ensuing recovery as well. Lastly, the Fund increased its number of holdings during the year to diversify its positions.

We remain committed to our core competency of evaluating, taking, and managing credit risk in the municipal market. We continue to build our portfolios bond-by-bond, relying on our assessment of fundamental credit risk and attempting to capture and distribute incremental yield that will drive higher long-term income to our investors. While there might be some volatility in the municipal market in the short term, we remain confident that the right approach is to focus on what matters in the long term.

Victory Fixed Income Funds

Victory Tax-Exempt Fund

Investment Overview

(Unaudited)

Average Annual Total Returns

Year Ended December 31, 2020

	Class A		Class C		Class Y
INCEPTION DATE	2/16/93		8/7/00		5/12/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Bloomberg Barclays Municipal Bond Index[1]
One Year	5.39%	2.99%	4.56%	3.56%	5.51%	5.21%
Five Year	4.20%	3.73%	3.37%	3.37%	4.34%	3.91%
Ten Year	4.50%	4.26%	3.67%	3.67%	4.62%	4.63%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.25% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Tax-Exempt Fund — Growth of $10,000

1The Bloomberg Barclays Municipal Bond Index is generally considered to be representative of the municipal bond market. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

Victory Fixed Income Funds

Victory High Income Municipal Bond Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

The municipal market had an eventful 2020. The year started off well, continuing the trend we saw in 2019, as strong investor demand translated into a return of over 3% for the broad municipal index (Bloomberg Barclays Municipal Bond Index (the "Index")) just two months into the year. However, the good times were short-lived, with a sharp selloff in March, induced by the outbreak of disease called COVID-19, pushing market returns to a low of -7.6% for the year. The market remained volatile through April before embarking on a several-month recovery that pushed index returns to over +4% in early August. This recovery was heavily driven by both actual and potential government intervention to include both fiscal and monetary stimulus. The recovery lagged in late Summer and early Autumn, likely due to investors grappling with uncertainty caused by the November United States presidential election, the lack of an additional round of stimulus for state and local governments, as well as rising COVID-19 cases. The market recovery continued post-election and municipal market returns were strong in November and December 2020.

How did Victory High Income Municipal Bond Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide high current income exempt from federal income taxes, with a secondary objective of capital appreciation. The Fund returned 5.52% (Class A Shares at net asset value) for the year ended December 31, 2020, outperforming the Index, which returned 5.21% during the reporting period.

What strategies did you employ during the reporting period?

The Fund tends to be more credit-heavy than the Index, holding more BBB-rated (the lowest category of investment grade) bonds than the benchmark. We overweight these credits to provide additional tax-free income to our investors. These bonds tend to underperform in periods of market dislocation when credit spreads widen significantly. As a result, the Fund underperformed the Index during the market downturn in March and April 2020; however, the Fund outperformed as the year progressed and the market recovered. During the downturn, the Fund purchased additional lower-rated bonds as yields were very attractive. These positions benefited the Fund during the ensuing recovery as well. Lastly, the Fund increased its number of holdings during the year to diversify its positions.

We remain committed to our core competency of evaluating, taking, and managing credit risk in the municipal market. We continue to build our portfolios bond-by-bond, relying on our assessment of fundamental credit risk and attempting to capture and distribute incremental yield that will drive higher long-term income to our investors. While there might be some volatility in the municipal market in the short term, we remain confident that the right approach is to focus on what matters in the long term.

Victory Fixed Income Funds

Victory High Income Municipal Bond Fund

Investment Overview

(Unaudited)

Average Annual Total Returns

Year Ended December 31, 2020

	Class A		Class C		Class Y	Member Class
INCEPTION DATE	12/31/09		12/31/09		12/31/09	11/3/20
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg Barclays Municipal Bond Index[1]	Bloomberg Barclays High Yield Municipal Bond Index[2]
One Year	5.52%	3.12%	4.72%	3.72%	5.76%	N/A	5.21%	4.89%
Five Year	4.26%	3.79%	3.47%	3.47%	4.51%	N/A	3.91%	6.56%
Ten Year	5.28%	5.04%	4.49%	4.49%	5.52%	N/A	4.63%	6.86%
Since Inception	N/A	N/A	N/A	N/A	N/A	4.12%	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.25% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory High Income Municipal Bond Fund — Growth of $10,000

1The Bloomberg Barclays Municipal Bond Index is generally considered to be representative of the municipal bond market. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

2The Bloomberg Barclays High Yield Municipal Bond Index is generally considered to be representative of the investable universe of the U.S high-yield municipal debt market. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

Victory Fixed Income Funds

Victory Floating Rate Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

For most of 2020, securities markets seemed like the only things that were immune to the pandemic related to a novel coronavirus and the disease it causes ("COVID-19").

After a gut-wrenching plunge as the deadly virus emerged in the first quarter, equity and fixed-income markets surged as central banks and governments fought back with unprecedented stimulus measures that supported risk-taking in the markets. The risk-on sentiment grew stronger in the fourth quarter as optimism over a COVID-19 vaccine and an improving economic outlook brightened investors' expectations and drove stock indexes to record levels.

In fixed income, investors continued to seek higher income amid extremely low interest rates. In the below-investment-grade debt market, which includes floating rate loans, this resulted in tightening spreads and tough investor competition for new issues.

How did Victory Floating Rate Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide a high level of current income. The Fund returned 4.82% (Class A Shares at net asset value) for the year ended December 31, 2020, outperforming the S&P/LSTA U.S. Leveraged Loan Index (the "Index"), which returned 3.12% during the reporting period.

What strategies did you employ during the reporting period?

In 2020, the Fund's outperformance of the Index reflected both positive security selection and effective asset allocation. The Fund's allocation to high-yield corporate bonds was the leading contributor as investors leaned into risk.

The largest contributors after bonds were an overweight and security selection in Health Care and security selection in the Air Freight and Logistics industry. The largest detractor was an underweight in Electronics. Security selection in the Aerospace and Defense industry also detracted, largely as a result of its negative impact in the first quarter.

The Fund's management team seeks to provide higher current income than most short-term investments available to retail investors, while also providing some protection from rising interest rates and inflation by investing primarily in floating-rate bank loans, whose rates adjust with market benchmarks. The Fund may also hold select bonds and other floating-rate investments of domestic or foreign issuers. The Fund's holdings are typically U.S.-based and below investment grade.

The investment team focuses on rigorous fundamental research that includes macroeconomic, company-specific and deal-specific factors.

In navigating investment challenges, the Fund follows a high-conviction strategy. It typically has 100 to 150 holdings, compared with some competitors that have several times that number. Concentration risks are mitigated by investing mostly in large, liquid loan deals and maintaining firm sell discipline. The Fund also maintains a mix of roughly 85% leveraged

Victory Fixed Income Funds

Victory Floating Rate Fund (continued)

Managers' Commentary (continued)

loans and 15% high yield bonds. The option of holding bonds offers liquidity and the flexibility to invest in the most attractive form of debt of companies the Fund's management team favors.

While we are optimistic about a solid economic recovery in 2021, we think there is a good chance that deficit spending and extremely easy monetary conditions could trigger inflationary trends. And while investors have been principally focused on defaults, downgrades, and other forms of credit risk, we believe that an equally serious and increasing risk has been all but dismissed: duration, or interest rate risk. Duration, a measure of a security's sensitivity to interest rate changes, is near an all-time high, meaning that big losses could be in store for many bondholders if rates rise. The adjustable rates of leveraged loans can provide some protection from rising rates.

Victory Fixed Income Funds

Victory Floating Rate Fund

Investment Overview

(Unaudited)

Average Annual Total Returns

Year Ended December 31, 2020

	Class A		Class C		Class R	Class Y	Member Class
INCEPTION DATE	12/31/09		12/31/09		12/31/09	12/31/09	11/3/20
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	S&P/LSTA U.S. Leveraged Loan Index[1]
One Year	4.81%	2.41%	3.96%	2.97%	4.23%	4.92%	N/A	3.12%
Five Year	6.07%	5.59%	5.23%	5.23%	5.47%	6.30%	N/A	5.24%
Ten Year	4.16%	3.92%	3.35%	3.35%	3.61%	4.38%	N/A	4.32%
Since Inception	N/A	N/A	N/A	N/A	N/A	N/A	4.30%	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.25% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Floating Rate Fund — Growth of $10,000

1The S&P/LSTA U.S. Leveraged Loan Index covers more than 1,100 loan facilities and reflects the market-value-weighted performance of U.S. dollar-denominated institutional leveraged loans. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

Victory Fixed Income Funds

Victory Strategic Income Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

For most of 2020, securities markets seemed like the only things that were immune to the pandemic related to a novel coronavirus and the disease it causes (COVID-19).

After a gut-wrenching plunge as the deadly virus emerged in the first quarter, equity and fixed income markets surged even as the virus upended the global economy, killed nearly 2 million people worldwide, and threw tens of millions of people out of work.

Central banks and governments fought back with unprecedented stimulus measures that supported risk-taking in the markets. An almost willful optimism that prevailed in the markets after the first quarter gained strength late in the year as the first vaccines rolled out, a profoundly divisive U.S. election was decided, and the economic outlook, though still troubled, improved.

In fixed income, traditionally riskier assets outperformed. Investment-grade and high-yield corporate bonds led the charge, with the Bloomberg Barclays U.S. Corporate High Yield Bond Index returning 7.1% for the year. The 10-year Treasury returned 10.6%, while its yield dropped below 1.0% in the first quarter and remained there.

How did Victory Strategic Income Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide high current income with a secondary objective of capital appreciation. The Fund returned 9.09% (Class A Shares at net asset value) for the year ended December 31, 2020, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the "Index"), which returned 7.51% during the reporting period.

What strategies did you employ during the reporting period?

The investment team analyzes income and price appreciation potential based on credit fundamentals along with a broad market, economic, political, and regulatory risk assessment.

An overweight in corporate bonds has long been a mainstay of the Fund's strategy, and we added to the Fund's corporate holdings as the year progressed, both by increasing exposure to BBB-rated bonds and by reintroducing a small out-of-Index exposure to high-yield corporate debt. Accompanying these increases were reductions in U.S. Treasury holdings and corporate bonds rated AAA through A.

Corporate bonds outperformed sharply as market sentiment favored traditionally riskier sectors throughout much of the year. As a result, the Fund's substantial overweight in corporate bonds, including high-yield corporate debt, was the largest contributor to its performance relative to the Index. Overall security selection also contributed, while yield curve positioning detracted.

The Fund's overweight and positive security selection in BBB-rated corporate bonds with maturities of 3 to 10 years made them the largest single contributor to performance relative to the Index.

Victory Fixed Income Funds

Victory Strategic Income Fund (continued)

Managers' Commentary (continued)

Security selection in asset-backed securities was the largest detractor from relative performance. An out-of-Index allocation to credit default swaps early in the year also detracted, as did an overweight in BBB-rated corporate bonds with maturities greater than 25 years.

Victory Fixed Income Funds

Victory Strategic Income Fund

Investment Overview

(Unaudited)

Average Annual Total Returns

Year Ended December 31, 2020

	Class A		Class C		Class R	Class Y
INCEPTION DATE	12/31/09		12/31/09		12/31/09	12/31/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg Barclays U.S. Aggregate Bond Index[1]
One Year	9.09%	6.61%	8.28%	7.28%	8.61%	9.37%	7.51%
Five Year	5.72%	5.25%	4.90%	4.90%	5.30%	5.96%	4.44%
Ten Year	4.44%	4.20%	3.63%	3.63%	4.02%	4.66%	3.84%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.25% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Strategic Income Fund — Growth of $10,000

1The Bloomberg Barclays U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

Victory Fixed Income Funds Victory INCORE Investment Quality Bond Fund	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory INCORE Investment Quality Bond Fund seeks to provide a high level of current income and capital appreciation without undue risk to principal.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Percentages are of the net assets of the Fund and may not equal 100%.

Victory Fixed Income Funds Victory INCORE Low Duration Bond Fund	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory INCORE Low Duration Bond Fund seeks to provide a high level of current income consistent with preservation of capital.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Percentages are of the net assets of the Fund and may not equal 100%.

Victory Fixed Income Funds Victory High Yield Fund	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory High Yield Fund seeks to provide current income. Capital appreciation is a secondary objective.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Percentages are of the net assets of the Fund and may not equal 100%.

Victory Fixed Income Funds Victory Tax-Exempt Fund	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory Tax-Exempt Fund seeks to maximize current income exempt from federal income taxes, consistent with the preservation of capital.

Portfolio Allocation*:

December 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Percentages are of the net assets of the Fund and may not equal 100%.

Victory Fixed Income Funds Victory High Income Municipal Bond Fund	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory High Income Municipal Bond Fund seeks to provide a high current income exempt from federal income taxes with a secondary objective of capital appreciation.

Portfolio Allocation*:

December 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Percentages are of the net assets of the Fund and may not equal 100%.

Victory Fixed Income Funds Victory Floating Rate Fund	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory Floating Rate Fund seeks to provide a high level of current income.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Percentages are of the net assets of the Fund and may not equal 100%.

Victory Fixed Income Funds Victory Strategic Income Fund	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory Strategic Income Fund seeks to provide a high current income with a secondary objective of capital appreciation.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Percentages are of the net assets of the Fund and may not equal 100%.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments December 31, 2020
Security Description	Shares or Principal Amount	Value
Asset-Backed Securities (0.6%)
Santander Drive Auto Receivables Trust, Series 2020-1, Class A2A, 2.07%, 1/17/23, Callable 8/15/23 @ 100 (a)	$36,336	$36,497
Synchrony Credit Card Master Note Trust, Series 2018-1, Class A, 2.97%, 3/15/24	130,000	130,660
Total Asset-Backed Securities (Cost $166,700)		167,157
Collateralized Mortgage Obligations (0.9%)
Bank, Series 2020-BN26, Class AS, 2.69%, 3/15/63, Callable 3/15/30 @ 100	130,000	139,671
Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class AS, 2.92%, 2/15/53	117,000	128,343
Total Collateralized Mortgage Obligations (Cost $254,308)		268,014
Preferred Stocks (2.0%)
Financials (0.7%):
AMG Capital Trust II, 10/15/37, 5.15%	255	12,376
Bank of America Corp., Series L, 7.25% (b)	45	68,336
KKR & Co., Inc., Series C, 9/15/23, 6.00%	865	52,143
Wells Fargo & Co., Series L, 7.50% (b)	50	75,895
		208,750
Health Care (0.2%):
Danaher Corp., Series B, 4/15/23, 5.00% (d)	42	54,646
Industrials (0.2%):
Stanley Black & Decker, Inc., 11/15/22, 5.25%	635	71,018
Utilities (0.9%):
American Electric Power Co., Inc., 8/15/23, 6.13%	230	11,645
CenterPoint Energy, Inc., 4.57%, 9/15/29 (g)	455	28,183
Dominion Energy, Inc., Series A, 6/1/22, 7.25%	680	68,224
DTE Energy Co., 11/1/22, 6.25%	906	43,615
NextEra Energy, Inc., 3/1/23, 5.28%	1,190	60,500
The Southern Co., Series 2019, 8/1/22, 6.75%	1,057	54,858
		267,025
Total Preferred Stocks (Cost $584,456)		601,439
Corporate Bonds (54.5%)
Communication Services (2.5%):
Alphabet, Inc., 2.05%, 8/15/50, Callable 2/15/50 @ 100	80,000	76,253
AT&T, Inc. 4.25%, 3/1/27, Callable 12/1/26 @ 100 (a)	76,000	88,799
1.65%, 2/1/28, Callable 12/1/27 @ 100 (d)	51,000	52,127
5.15%, 11/15/46, Callable 5/15/46 @ 100 (a)	126,000	162,726
CenturyLink, Inc., 6.75%, 12/1/23	50,000	55,641
Comcast Corp. 3.45%, 2/1/50, Callable 8/1/49 @ 100	70,000	82,231
2.80%, 1/15/51, Callable 7/15/50 @ 100	56,000	58,326

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Sirius XM Radio, Inc., 4.13%, 7/1/30, Callable 7/1/25 @ 102.06 (e)	$62,000	$65,988
Verizon Communications, Inc. 5.15%, 9/15/23 (a)	60,000	67,627
3.38%, 2/15/25 (a)	38,000	42,196
		751,914
Consumer Discretionary (5.9%):
Booking Holdings, Inc. 0.90%, 9/15/21	10,000	11,590
0.75%, 5/1/25 (d) (e)	45,000	65,376
D.R. Horton, Inc., 2.50%, 10/15/24, Callable 9/15/24 @ 100	315,000	336,171
Dana, Inc., 5.63%, 6/15/28, Callable 6/15/23 @ 102.81	48,000	51,740
Expedia Group, Inc., 3.60%, 12/15/23, Callable 11/15/23 @ 100 (e)	87,000	92,860
General Motors Co., 4.88%, 10/2/23 (a)	96,000	106,578
Hasbro, Inc., 2.60%, 11/19/22	130,000	134,728
Hilton Domestic Operating Co., Inc., 4.88%, 1/15/30, Callable 1/15/25 @ 102.44	48,000	52,655
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 4/1/27, Callable 4/1/22 @ 102.44	55,000	58,145
Lear Corp., 3.50%, 5/30/30, Callable 2/28/30 @ 100	52,000	56,818
Lennar Corp., 5.00%, 6/15/27, Callable 12/15/26 @ 100	93,000	109,716
Marriott International, Inc., 3.60%, 4/15/24, Callable 3/15/24 @ 100	142,000	151,820
NIKE, Inc., 3.88%, 11/1/45, Callable 5/1/45 @ 100	100,000	129,689
NVR, Inc. 3.95%, 9/15/22, Callable 6/15/22 @ 100 (a)	126,000	132,534
3.00%, 5/15/30, Callable 11/15/29 @ 100	118,000	128,659
Ross Stores, Inc. 3.38%, 9/15/24, Callable 6/15/24 @ 100	70,000	75,152
0.88%, 4/15/26, Callable 3/15/26 @ 100	82,000	81,907
		1,776,138
Consumer Staples (3.1%):
Altria Group, Inc., 4.40%, 2/14/26, Callable 12/14/25 @ 100 (a)	64,000	74,243
BAT Capital Corp., 5.28%, 4/2/50, Callable 10/2/49 @ 100	75,000	92,521
Church & Dwight Co., Inc., 2.45%, 8/1/22, Callable 7/1/22 @ 100 (a)	30,000	30,891
Estee Lauder Cos., Inc., 4.15%, 3/15/47, Callable 9/15/46 @ 100	52,000	68,539
Hormel Foods Corp., 1.80%, 6/11/30, Callable 3/11/30 @ 100	160,000	165,429
Keurig Dr Pepper, Inc., 4.06%, 5/25/23, Callable 4/25/23 @ 100 (a)	160,000	173,870
Molson Coors Beverage Co., 4.20%, 7/15/46, Callable 1/15/46 @ 100	42,000	48,051
Reynolds American, Inc., 5.70%, 8/15/35, Callable 2/15/35 @ 100	92,000	116,746
The Coca-Cola Co., 2.95%, 3/25/25	117,000	129,015
Tyson Foods, Inc., 5.10%, 9/28/48, Callable 3/28/48 @ 100	39,000	55,834
		955,139
Energy (4.1%):
Chevron USA, Inc., 1.02%, 8/12/27, Callable 6/12/27 @ 100	140,000	140,198
Continental Resources, Inc., 4.50%, 4/15/23, Callable 1/15/23 @ 100 (a)	113,000	116,453
EOG Resources, Inc., 4.95%, 4/15/50, Callable 10/15/49 @ 100	65,000	88,270
EQM Midstream Partners LP, 4.75%, 7/15/23, Callable 6/15/23 @ 100 (a)	113,000	118,558
HollyFrontier Corp., 2.63%, 10/1/23	116,000	118,566
Phillips 66 Partners LP, 4.90%, 10/1/46, Callable 4/1/46 @ 100	90,000	101,183

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Pioneer Natural Resources Co. 0.25%, 5/15/25 (d) (e)	$50,000	$66,434
1.90%, 8/15/30, Callable 5/15/30 @ 100	109,000	108,060
Plains All American Pipeline LP/PAA Finance Corp., 2.85%, 1/31/23, Callable 10/31/22 @ 100 (a)	120,000	124,005
Valero Energy Corp. 4.00%, 4/1/29, Callable 1/1/29 @ 100 (a)	62,000	69,771
6.63%, 6/15/37	140,000	185,662
		1,237,160
Financials (14.0%):
Aflac, Inc. 2.88%, 10/15/26, Callable 7/15/26 @ 100	185,000	204,573
4.75%, 1/15/49, Callable 7/15/48 @ 100	20,000	27,908
Alleghany Corp. 3.63%, 5/15/30, Callable 2/15/30 @ 100	55,000	62,249
4.90%, 9/15/44, Callable 3/15/44 @ 100	89,000	114,798
Ares Capital Corp., 4.63%, 3/1/24	70,000	73,676
Bank of America Corp. 2.50%, 10/21/22, Callable 10/21/21 @ 100, MTN	285,000	290,114
4.20%, 8/26/24, MTN (a)	51,000	57,159
3.25%, 10/21/27, Callable 10/21/26 @ 100, MTN	100,000	111,987
Capital One Financial Corp., 3.30%, 10/30/24, Callable 9/30/24 @ 100 (a)	72,000	79,135
Cincinnati Financial Corp., 6.13%, 11/1/34	100,000	139,770
Citigroup, Inc. 2.75%, 4/25/22, Callable 3/25/22 @ 100	175,000	180,192
3.88%, 3/26/25	35,000	39,184
4.60%, 3/9/26 (a)	36,000	42,219
4.45%, 9/29/27 (a)	63,000	74,409
3.88% (LIBOR03M+117bps), 1/24/39, Callable 1/24/38 @ 100 (f)	51,000	61,053
Fifth Third Bancorp 1.63%, 5/5/23, Callable 4/5/23 @ 100	55,000	56,594
3.65%, 1/25/24, Callable 12/25/23 @ 100 (a)	261,000	284,598
Ford Motor Credit Co. LLC, 4.06%, 11/1/24, Callable 10/1/24 @ 100	200,000	209,894
General Motors Financial Co., Inc., 4.15%, 6/19/23, Callable 5/19/23 @ 100	49,000	52,765
Globe Life, Inc., 2.15%, 8/15/30, Callable 5/15/30 @ 100	110,000	111,716
JPMorgan Chase & Co. 2.95%, 10/1/26, Callable 7/1/26 @ 100	170,000	188,746
5.60%, 7/15/41	52,000	78,306
Morgan Stanley 4.88%, 11/1/22 (a)	144,000	155,228
3.75%, 2/25/23 (a)	300,000	321,584
3.13%, 7/27/26, MTN	305,000	340,968
Sixth Street Specialty Lending, Inc., 4.50%, 8/1/22	50,000	53,927
SVB Financial Group, 3.13%, 6/5/30, Callable 3/5/30 @ 100	164,000	184,708
Truist Financial Corp., 2.75%, 4/1/22, MTN, Callable 3/1/22 @ 100	260,000	267,407
Unum Group, 4.00%, 6/15/29, Callable 3/15/29 @ 100	92,000	103,629

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Wells Fargo & Co. 4.30%, 7/22/27, MTN	$180,000	$211,090
4.90%, 11/17/45 (a)	80,000	106,483
		4,286,069
Health Care (5.8%):
AbbVie, Inc. 3.20%, 11/21/29, Callable 8/21/29 @ 100	135,000	152,064
4.45%, 5/14/46, Callable 11/14/45 @ 100	62,000	78,924
Amgen, Inc., 4.40%, 5/1/45, Callable 11/1/44 @ 100	70,000	88,563
Anthem, Inc. 2.38%, 1/15/25, Callable 12/15/24 @ 100	65,000	69,473
2.75%, 10/15/42	15,000	67,199
Baxter International, Inc., 3.50%, 8/15/46, Callable 2/15/46 @ 100	48,000	54,695
Bristol-Myers Squibb Co., 3.40%, 7/26/29, Callable 4/26/29 @ 100	220,000	255,744
Centene Corp., 4.25%, 12/15/27, Callable 12/15/22 @ 102.13	73,000	77,698
Gilead Sciences, Inc., 4.40%, 12/1/21, Callable 9/1/21 @ 100 (a)	318,000	326,443
HCA, Inc., 4.13%, 6/15/29, Callable 3/15/29 @ 100	91,000	105,645
Hologic, Inc., 3.25%, 2/15/29, Callable 9/28/23 @ 101.63 (e)	114,000	116,294
Humana, Inc., 2.90%, 12/15/22, Callable 11/15/22 @ 100 (a)	65,000	67,961
Illumina, Inc. 0.50%, 6/15/21	30,000	43,841
8/15/23 (j)	25,000	28,178
Merck & Co., Inc., 2.45%, 6/24/50, Callable 12/24/49 @ 100	59,000	61,109
Regeneron Pharmaceuticals, Inc., 2.80%, 9/15/50, Callable 3/15/50 @ 100	63,000	61,011
Teladoc Health, Inc., 1.25%, 6/1/27 (e)	25,000	29,943
Universal Health Services, Inc., 2.65%, 10/15/30, Callable 7/15/30 @ 100 (e)	44,000	45,700
Upjohn, Inc., 2.30%, 6/22/27, Callable 4/22/27 @ 100 (e)	40,000	42,480
		1,772,965
Industrials (5.2%):
Acuity Brands Lighting, Inc., 2.15%, 12/15/30, Callable 9/15/30 @ 100	105,000	106,508
Carlisle Cos., Inc., 2.75%, 3/1/30, Callable 12/1/29 @ 100	75,000	80,486
CSX Corp., 3.35%, 9/15/49, Callable 3/15/49 @ 100	85,000	97,759
Delta Air Lines, Inc., 3.80%, 4/19/23, Callable 3/19/23 @ 100 (a)	130,000	133,012
Fortive Corp., 0.88%, 2/15/22	70,000	72,008
Hillenbrand, Inc., 4.50%, 9/15/26, Callable 7/15/26 @ 100	195,000	218,706
Oshkosh Corp., 3.10%, 3/1/30, Callable 12/1/29 @ 100	60,000	65,318
PACCAR Financial Corp., 0.80%, 6/8/23, MTN	100,000	101,065
Rockwell Automation, Inc. 3.50%, 3/1/29, Callable 12/1/28 @ 100	65,000	75,697
6.25%, 12/1/37	60,000	87,345
Roper Technologies, Inc., 2.95%, 9/15/29, Callable 6/15/29 @ 100 (a) (d)	167,000	183,679
Sensata Technologies, Inc., 3.75%, 2/15/31, Callable 2/15/26 @ 101.88 (e)	57,000	59,047
Snap-on, Inc., 4.10%, 3/1/48, Callable 9/1/47 @ 100	56,000	72,048
Southwest Airlines Co., 1.25%, 5/1/25	45,000	65,363
Valmont Industries, Inc., 5.00%, 10/1/44, Callable 4/1/44 @ 100 (a)	137,000	160,572
		1,578,613

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Information Technology (6.6%):
Akamai Technologies, Inc., 0.13%, 5/1/25	$35,000	$43,318
Apple, Inc., 4.65%, 2/23/46, Callable 8/23/45 @ 100	53,000	75,648
Broadcom Corp., 3.00%, 1/15/22, Callable 12/15/21 @ 100 (a)	77,000	78,810
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 1/15/24, Callable 11/15/23 @ 100 (a)	57,000	61,658
Broadcom, Inc., 5.00%, 4/15/30, Callable 1/15/30 @ 100	140,000	170,270
Cadence Design Systems, Inc., 4.38%, 10/15/24, Callable 7/15/24 @ 100	153,000	171,756
Euronet Worldwide, Inc., 0.75%, 3/15/49, Callable 3/20/25 @ 100	55,000	62,173
Intel Corp., 3.40%, 3/25/25, Callable 2/25/25 @ 100	102,000	113,304
Lam Research Corp., 4.00%, 3/15/29, Callable 12/15/28 @ 100 (a)	59,000	70,781
Micron Technology, Inc. 4.19%, 2/15/27, Callable 12/15/26 @ 100	49,000	57,343
5.33%, 2/6/29, Callable 11/6/28 @ 100	130,000	162,802
3.13%, 5/1/32, Callable 5/4/21 @ 100 (g)	8,000	60,203
NCR Corp., 5.25%, 10/1/30, Callable 10/1/25 @ 102.63 (e)	38,000	40,822
NetApp, Inc., 3.25%, 12/15/22, Callable 9/15/22 @ 100	70,000	73,119
Novellus Systems, Inc., 2.63%, 5/15/41	1,000	14,724
NVIDIA Corp., 2.20%, 9/16/21, Callable 8/16/21 @ 100	85,000	86,029
PayPal Holdings, Inc., 1.65%, 6/1/25, Callable 5/1/25 @ 100	184,000	192,434
ServiceNow, Inc., 6/1/22	2,000	8,153
Texas Instruments, Inc., 4.15%, 5/15/48, Callable 11/15/47 @ 100	66,000	88,385
Visa, Inc., 2.00%, 8/15/50, Callable 2/15/50 @ 100	123,000	117,002
VMware, Inc., 2.95%, 8/21/22, Callable 7/21/22 @ 100	170,000	176,416
Western Digital Corp., 1.50%, 2/1/24	65,000	64,606
		1,989,756
Materials (1.5%):
Celanese US Holdings LLC, 4.63%, 11/15/22 (a)	100,000	107,354
Domtar Corp., 6.75%, 2/15/44, Callable 8/15/43 @ 100	74,000	93,358
Nucor Corp., 2.00%, 6/1/25, Callable 5/1/25 @ 100	71,000	75,095
Steel Dynamics, Inc. 2.40%, 6/15/25, Callable 5/15/25 @ 100	22,000	23,422
1.65%, 10/15/27, Callable 8/15/27 @ 100	45,000	46,249
3.25%, 10/15/50, Callable 4/15/50 @ 100	84,000	87,297
		432,775
Real Estate (2.8%):
Duke Realty LP, 3.05%, 3/1/50, Callable 9/1/49 @ 100	72,000	78,183
Highwoods Realty LP, 3.63%, 1/15/23, Callable 10/15/22 @ 100	285,000	296,719
Iron Mountain, Inc., 5.25%, 7/15/30, Callable 7/15/25 @ 102.63 (e)	48,000	51,949
Physicians Realty LP, 3.95%, 1/15/28, Callable 10/15/27 @ 100	60,000	64,556
Piedmont Operating Partnership LP, 3.15%, 8/15/30, Callable 5/15/30 @ 100	58,000	58,774
Retail Properties of America, Inc., 4.00%, 3/15/25, Callable 12/15/24 @ 100	155,000	159,182
Sabra Health Care LP, 5.13%, 8/15/26, Callable 5/15/26 @ 100	65,000	72,652
STORE Capital Corp., 2.75%, 11/18/30, Callable 8/18/30 @ 100	80,000	81,302
		863,317
Utilities (3.0%):
Ameren Illinois Co., 1.55%, 11/15/30, Callable 8/15/30 @ 100	100,000	100,809
Arizona Public Service Co., 2.95%, 9/15/27, Callable 6/15/27 @ 100	120,000	132,108

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Consolidated Edison, Inc., 6.30%, 8/15/37	$110,000	$159,863
NextEra Energy Capital Holdings, Inc., 2.80%, 1/15/23, Callable 12/15/22 @ 100 (a)	145,000	151,811
Oklahoma G&E Co., 5.25%, 5/15/41, Callable 11/15/40 @ 100	105,000	140,116
Public Service Electric & Gas Co., 4.00%, 6/1/44, Callable 12/1/43 @ 100	65,000	79,029
Vistra Operations Co. LLC, 3.70%, 1/30/27, Callable 11/30/26 @ 100 (e)	134,000	147,551
		911,287
Total Corporate Bonds (Cost $15,422,101)		16,555,133
Residential Mortgage-Backed Securities (0.3%)
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE16, Class M1, 1.47% (LIBOR01M+132bps), 10/25/32, Callable 1/25/21 @ 100 (f)	63,629	63,804
JPMorgan Mortgage Trust, Series 2016-4, Class A5, 3.50%, 10/25/46, Callable 12/25/22 @ 100 (a) (e) (h)	34,309	34,447
Total Residential Mortgage-Backed Securities (Cost $97,265)		98,251
Yankee Dollars (10.8%)
Communication Services (0.9%):
Vodafone Group PLC 3.75%, 1/16/24	142,000	155,238
5.25%, 5/30/48	89,000	123,569
		278,807
Consumer Discretionary (0.9%):
Magna International, Inc., 3.63%, 6/15/24, Callable 3/15/24 @ 100	245,000	268,250
Consumer Staples (3.9%):
Barry Callebaut Services NV, 5.50%, 6/15/23 (e)	275,000	301,642
Kerry Group Financial Services Unlimited Co., 3.20%, 4/9/23, Callable 1/9/23 @ 100 (a) (e)	400,000	419,531
Suntory Holdings Ltd. 2.55%, 6/28/22, Callable 5/28/22 @ 100 (a) (e)	258,000	265,273
2.25%, 10/16/24, Callable 9/16/24 @ 100 (e)	200,000	208,466
		1,194,912
Energy (0.8%):
Canadian Natural Resources Ltd., 2.95%, 1/15/23, Callable 12/15/22 @ 100	65,000	68,003
Ecopetrol SA, 5.88%, 9/18/23 (a)	133,000	148,626
Statoil ASA, 3.95%, 5/15/43	20,000	24,326
		240,955
Financials (2.6%):
Barclays Bank PLC 2/4/25 (a)	35,000	44,018
2/18/25	30,000	33,212
Enel Finance International NV, 2.88%, 5/25/22 (a) (e)	200,000	206,418
Newcrest Finance Pty Ltd. 5.75%, 11/15/41 (e)	95,000	132,699
4.20%, 5/13/50, Callable 11/13/49 @ 100 (e)	25,000	30,686

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
NXP BV/NXP Funding LLC, 4.63%, 6/1/23 (e)	$200,000	$218,824
Total Capital International SA, 2.99%, 6/29/41, Callable 12/29/40 @ 100	85,000	92,455
		758,312
Industrials (0.8%):
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%, 7/15/25, Callable 6/15/25 @ 100	150,000	179,319
Canadian National Railway Co., 3.20%, 8/2/46, Callable 2/2/46 @ 100	60,000	70,816
		250,135
Materials (0.5%):
Rio Tinto Finance USA Ltd. 3.75%, 6/15/25, Callable 3/15/25 @ 100	80,000	90,361
5.20%, 11/2/40	50,000	72,950
		163,311
Utilities (0.4%):
Iberdrola International BV 6.75%, 9/15/33	35,000	47,283
6.75%, 7/15/36	47,000	71,669
		118,952
Total Yankee Dollars (Cost $3,074,178)		3,273,634
U.S. Government Mortgage-Backed Agencies (25.4%)
Federal Home Loan Mortgage Corp. 5.00%, 6/15/23 (a)	14,033	14,485
Series 4395, Class PA, 2.50%, 4/15/37 – 7/1/50 (a)	253,128	266,916
5.50%, 6/1/38	35,193	41,598
7.00%, 9/1/38 (a)	7,358	9,010
Series 4320, Class AP, 3.50%, 7/15/39 – 12/15/48 (a)	434,155	463,549
4.50%, 1/1/41 – 7/1/44 (a)	458,683	512,072
Series 4444, Class CH, 3.00%, 1/15/41 (a)	78,794	79,780
Series 4049, Class AB, 2.75%, 12/15/41 (a)	45,497	46,566
Series 4494, Class JA, 3.75%, 5/15/42 (a)	210,274	218,285
		1,652,261
Federal National Mortgage Association 6.00%, 8/1/21 – 2/1/37 (a)	67,620	78,396
5.50%, 4/1/22 – 1/1/38 (a)	126,367	146,582
7.00%, 8/1/23 – 6/1/32	18,170	21,702
7.50%, 12/1/29 – 2/1/31 (a)	17,575	20,386
8.00%, 6/1/30 – 9/1/30	12,013	14,243
5.00%, 12/1/34 – 3/1/40	64,801	73,815
2.16% (LIBOR12M+166bps), 12/1/36 (a) (f)	26,460	26,938
4.50%, 12/1/38 – 5/25/40 (a)	276,560	296,841
Series 2013-33, Class UD, 2.50%, 4/25/39 – 12/25/47 (a)	615,776	647,050
3.50%, 8/1/39 – 12/25/50	1,496,820	1,580,127
3.00%, 6/1/40 – 5/1/48	2,026,673	2,151,845
4.00%, 11/1/43 – 6/1/49 (a)	792,791	881,033
		5,938,958

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares or Principal Amount	Value
Government National Mortgage Association 3.00%, 8/20/50	$98,584	$103,438
Multi-family (0.1%):
Collateralized Mortgage Obligations (0.1%):
Government National Mortgage Association 6.00%, 12/15/33 (a)	15,986	18,601
Total U.S. Government Mortgage-Backed Agencies (Cost $7,458,995)		7,713,258
U.S. Treasury Obligations (2.7%)
U.S. Treasury Bonds, 1.13%, 5/15/40 (a)	663,000	629,436
U.S. Treasury Notes, 2.00%, 8/15/25 (a)	170,000	183,135
Total U.S. Treasury Obligations (Cost $820,711)		812,571
Collateral for Securities Loaned^ (1.1%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (i)	5,576	5,576
Fidelity Investments Money Market Government Portfolio, Class I, 0.01% (i)	191,570	191,570
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (i)	2,783	2,783
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (i)	22,189	22,189
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (i)	99,764	99,764
Total Collateral for Securities Loaned (Cost $321,882)		321,882
Total Investments (Cost $28,200,596) — 98.3%		29,811,339
Other assets in excess of liabilities — 1.7%		510,197
NET ASSETS — 100.00%		$30,321,536

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security has been segregated as collateral for derivative instruments.

(b)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(d)  All or a portion of this security is on loan.

(e)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2020, the fair value of these securities was $2,642,432 and amounted to 8.7% of net assets.

(f)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2020.

(g)  Continuously callable with 30 days' notice.

(h)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at December 31, 2020.

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Quality Bond Fund	Schedule of Portfolio Investments — continued December 31, 2020

(i)  Rate disclosed is the daily yield on December 31, 2020.

(j)  Zero coupon bond.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2020, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2020, based on the last reset date of the security

LIBOR12M — 12 Month US Dollar LIBOR, rate disclosed as of December 31, 2020, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note Futures	14	3/31/21	$1,762,736	$1,766,297	$3,561
Ultra Long Term U.S. Treasury Bond Futures	3	3/22/21	642,151	640,687	(1,464)
					$2,097

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Futures	3	3/22/21	$414,552	$414,234	$318
	Total unrealized appreciation				$3,879
	Total unrealized depreciation				(1,464)
	Total net unrealized appreciation (depreciation)				$2,415

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments December 31, 2020
Security Description	Shares or Principal Amount	Value
Asset-Backed Securities (1.4%)
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class C, 2.24%, 4/8/22, Callable 3/8/21 @ 100 (a)	$223,284	$223,313
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class B, 3.26%, 1/18/24, Callable 10/18/22 @ 100 (a)	3,200,000	3,250,262
Santander Drive Auto Receivables Trust, Series 2020-1, Class A2A, 2.07%, 1/17/23, Callable 8/15/23 @ 100 (a)	280,305	281,546
Total Asset-Backed Securities (Cost $3,703,200)		3,755,121
Collateralized Mortgage Obligations (3.2%)
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class AIR, 1.47% (LIBOR03M+125bps), 7/20/29, Callable 1/20/21 @ 100 (a) (b) (c)	1,497,580	1,497,608
Galaxy CLO Ltd., Series 2017-24A, Class A, 1.36% (LIBOR03M+112bps), 1/15/31, Callable 1/15/21 @ 100 (a) (b) (c)	2,000,000	1,991,004
Steele Creek CLO Ltd., Series 2017-1A, Class A, 1.49% (LIBOR03M+125bps), 1/15/30, Callable 1/15/21 @ 100 (a) (b) (c)	2,825,000	2,811,055
Voya CLO Ltd., Series 2017-4A, Class A1, 1.37% (LIBOR03M+113bps), 10/15/30, Callable 1/15/21 @ 100 (a) (b) (c)	2,000,000	1,996,003
Total Collateralized Mortgage Obligations (Cost $8,266,739)		8,295,670
Preferred Stocks (2.0%)
Financials (0.7%):
AMG Capital Trust II, 10/15/37, 5.15%	2,175	105,564
Bank of America Corp., Series L, 7.25% (d)	370	561,874
KKR & Co., Inc., Series C, 9/15/23, 6.00%	7,455	449,387
Wells Fargo & Co., Series L, 7.50% (d)	425	645,107
		1,761,932
Health Care (0.2%):
Danaher Corp., Series B, 4/15/23, 5.00% (f)	365	474,902
Industrials (0.2%):
Stanley Black & Decker, Inc., 11/15/22, 5.25%	5,290	591,634
Utilities (0.9%):
American Electric Power Co., Inc., 8/15/23, 6.13%	1,930	97,716
CenterPoint Energy, Inc., 4.57%, 9/15/29 (g)	3,880	240,327
Dominion Energy, Inc., Series A, 6/1/22, 7.25%	5,730	574,891
DTE Energy Co., 11/1/22, 6.25%	7,629	367,260
NextEra Energy, Inc., 3/1/23, 5.28%	9,950	505,858
The Southern Co., Series 2019, 8/1/22, 6.75%	8,901	461,962
		2,248,014
Total Preferred Stocks (Cost $4,936,343 )		5,076,482
Corporate Bonds (40.5%)
Communication Services (4.1%):
AT&T, Inc., 4.25%, 3/1/27, Callable 12/1/26 @ 100 (a)	514,000	600,563
CenturyLink, Inc., 6.75%, 12/1/23	424,000	471,836

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Comcast Corp., 3.10%, 4/1/25, Callable 3/1/25 @ 100 (a)	$1,182,000	$1,299,940
Electronic Arts, Inc., 3.70%, 3/1/21, Callable 2/1/21 @ 100 (a)	4,185,000	4,195,295
Sirius XM Radio, Inc., 4.63%, 7/15/24, Callable 7/15/21 @ 102.31 (a) (c)	836,000	866,589
Verizon Communications, Inc. 5.15%, 9/15/23 (a)	1,866,000	2,103,186
3.38%, 2/15/25 (a)	354,000	393,085
1.32% (LIBOR03M+110bps), 5/15/25, Callable 3/15/25 @ 100 (a) (b)	827,000	849,470
		10,779,964
Consumer Discretionary (6.3%):
Best Buy Co., Inc., 4.45%, 10/1/28, Callable 7/1/28 @ 100 (a)	409,000	492,289
Booking Holdings, Inc. 0.90%, 9/15/21	105,000	121,698
0.75%, 5/1/25 (c) (f)	360,000	523,010
D.R. Horton, Inc., 4.75%, 2/15/23, Callable 11/15/22 @ 100 (a)	3,027,000	3,258,535
Expedia Group, Inc., 3.60%, 12/15/23, Callable 11/15/23 @ 100 (c)	1,020,000	1,088,698
General Motors Co., 4.88%, 10/2/23 (a)	1,297,000	1,439,916
Hasbro, Inc., 3.15%, 5/15/21, Callable 3/15/21 @ 100 (a)	3,380,000	3,396,630
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 4/1/27, Callable 4/1/22 @ 102.44	620,000	655,452
LGI Homes, Inc., 6.88%, 7/15/26, Callable 7/15/21 @ 103.44 (a) (c) (f)	244,000	255,897
Marriott International, Inc., 3.60%, 4/15/24, Callable 3/15/24 @ 100	1,247,000	1,333,242
NVR, Inc., 3.95%, 9/15/22, Callable 6/15/22 @ 100 (a)	3,283,000	3,453,257
		16,018,624
Consumer Staples (2.7%):
Altria Group, Inc., 4.40%, 2/14/26, Callable 12/14/25 @ 100 (a)	620,000	719,225
BAT Capital Corp., 4.70%, 4/2/27, Callable 2/2/27 @ 100 (a)	1,400,000	1,650,782
Church & Dwight Co., Inc., 2.45%, 8/1/22, Callable 7/1/22 @ 100 (a)	792,000	815,530
Keurig Dr Pepper, Inc., 4.06%, 5/25/23, Callable 4/25/23 @ 100 (a)	1,385,000	1,505,066
Tyson Foods, Inc. 2.25%, 8/23/21, Callable 7/23/21 @ 100	1,080,000	1,091,372
3.95%, 8/15/24, Callable 5/15/24 @ 100	1,170,000	1,300,537
		7,082,512
Energy (2.6%):
Continental Resources, Inc., 4.50%, 4/15/23, Callable 1/15/23 @ 100 (a)	801,000	825,479
EQM Midstream Partners LP, 4.75%, 7/15/23, Callable 6/15/23 @ 100 (a)	975,000	1,022,960
HollyFrontier Corp., 2.63%, 10/1/23	971,000	992,479
Pioneer Natural Resources Co., 0.25%, 5/15/25 (c)	410,000	544,762
Plains All American Pipeline LP/PAA Finance Corp., 2.85%, 1/31/23, Callable 10/31/22 @ 100 (a) (f)	1,010,000	1,043,703
Valero Energy Corp. 2.70%, 4/15/23 (a)	951,000	993,082
1.20%, 3/15/24	1,020,000	1,027,507
4.00%, 4/1/29, Callable 1/1/29 @ 100 (a)	382,000	429,880
		6,879,852
Financials (6.9%):
Ares Capital Corp., 4.63%, 3/1/24 (f)	590,000	620,976
Bank of America Corp., 4.20%, 8/26/24, MTN (a)	458,000	513,313

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Capital One Financial Corp. 3.45%, 4/30/21, Callable 3/30/21 @ 100 (a)	$3,500,000	$3,526,040
3.30%, 10/30/24, Callable 9/30/24 @ 100 (a)	684,000	751,784
Citigroup, Inc., 4.45%, 9/29/27 (a)	404,000	477,160
Dana Financing Luxembourg S.a.r.l., 5.75%, 4/15/25, Callable 2/11/21 @ 104.31 (a) (c)	772,000	801,019
Fifth Third Bancorp 1.63%, 5/5/23, Callable 4/5/23 @ 100	1,660,000	1,708,123
3.65%, 1/25/24, Callable 12/25/23 @ 100 (a)	799,000	871,238
Ford Motor Credit Co. LLC, 3.10%, 5/4/23 (a)	1,500,000	1,513,305
JPMorgan Chase Financial Co. LLC, 0.25%, 5/1/23 (c)	435,000	466,538
Level 3 Financing, Inc., 5.38%, 1/15/24, Callable 2/11/21 @ 100 (a)	637,000	643,192
Morgan Stanley, 4.88%, 11/1/22 (a)	1,004,000	1,082,282
Sixth Street Specialty Lending, Inc., 4.50%, 8/1/22	385,000	415,234
The Goldman Sachs Group, Inc., 1.97% (LIBOR03M+175bps), 10/28/27, Callable 10/28/26 @ 100 (a) (b) (f)	1,500,000	1,573,274
Zions Bancorp NA 3.50%, 8/27/21 (a)	1,785,000	1,818,361
3.35%, 3/4/22, Callable 2/4/22 @ 100 (a)	1,090,000	1,120,967
		17,902,806
Health Care (4.5%):
AbbVie, Inc. 2.30%, 5/14/21, Callable 4/14/21 @ 100 (a)	1,211,000	1,217,794
3.85%, 6/15/24, Callable 3/15/24 @ 100	2,545,000	2,802,935
Anthem, Inc., 2.75%, 10/15/42 (f)	130,000	582,388
Biogen, Inc., 3.63%, 9/15/22	1,025,000	1,080,822
Bristol-Myers Squibb Co., 2.88%, 2/19/21	3,354,000	3,364,800
Centene Corp., 4.25%, 12/15/27, Callable 12/15/22 @ 102.13	621,000	660,961
Humana, Inc., 2.90%, 12/15/22, Callable 11/15/22 @ 100 (a)	560,000	585,508
Illumina, Inc.
0.50%, 6/15/21	245,000	358,036
8/15/23 (k)	195,000	219,786
Teladoc Health, Inc., 1.25%, 6/1/27 (c)	215,000	257,507
Upjohn, Inc., 1.13%, 6/22/22 (c)	525,000	529,872
		11,660,409
Industrials (1.7%):
Delta Air Lines, Inc., 3.80%, 4/19/23, Callable 3/19/23 @ 100 (a)	1,115,000	1,140,834
EnPro Industries, Inc., 5.75%, 10/15/26, Callable 10/15/21 @ 104.31 (a)	725,000	774,372
Fortive Corp., 0.88%, 2/15/22	580,000	596,637
Roper Technologies, Inc. 0.45%, 8/15/22	1,019,000	1,020,651
2.95%, 9/15/29, Callable 6/15/29 @ 100 (a)	391,000	430,053
Southwest Airlines Co., 1.25%, 5/1/25	355,000	515,638
		4,478,185
Information Technology (4.9%):
Akamai Technologies, Inc., 0.13%, 5/1/25	305,000	377,482
Broadcom Corp., 3.00%, 1/15/22, Callable 12/15/21 @ 100 (a) (f)	988,000	1,011,218

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 1/15/24, Callable 11/15/23 @ 100 (a)	$1,425,000	$1,541,452
Euronet Worldwide, Inc., 0.75%, 3/15/49, Callable 3/20/25 @ 100 (f)	445,000	503,033
Lam Research Corp., 4.00%, 3/15/29, Callable 12/15/28 @ 100 (a)	501,000	601,040
Lam Research Group, 2.80%, 6/15/21, Callable 5/15/21 @ 100 (a)	3,328,000	3,358,053
Marvell Technology Group Ltd., 4.20%, 6/22/23, Callable 5/22/23 @ 100	941,000	1,018,792
Maxim Integrated Products, Inc., 3.38%, 3/15/23, Callable 12/15/22 @ 100	901,000	948,708
Micron Technology, Inc., 3.13%, 5/1/32, Callable 5/4/21 @ 100 (f) (g)	62,000	466,571
NCR Corp., 5.00%, 10/1/28, Callable 10/1/23 @ 102.5 (c)	642,000	676,264
Novellus Systems, Inc., 2.63%, 5/15/41	10,000	147,239
PayPal Holdings, Inc., 2.20%, 9/26/22 (a)	757,000	782,049
Seagate HDD Cayman, 4.88%, 3/1/24, Callable 1/1/24 @ 100	1,000,000	1,086,379
ServiceNow, Inc., 6/1/22	20,000	81,530
Western Digital Corp., 1.50%, 2/1/24	505,000	501,943
		13,101,753
Materials (0.9%):
Celanese US Holdings LLC, 4.63%, 11/15/22 (a)	855,000	917,877
Nucor Corp., 4.00%, 8/1/23, Callable 5/1/23 @ 100	1,190,000	1,286,283
		2,204,160
Real Estate (2.9%):
American Tower Corp., 3.00%, 6/15/23 (a)	1,000,000	1,060,410
Duke Realty LP, 3.63%, 4/15/23, Callable 1/15/23 @ 100 (a)	1,230,000	1,300,245
Highwoods Realty LP, 3.20%, 6/15/21, Callable 4/15/21 @ 100 (a)	1,019,000	1,019,856
Host Hotels & Resorts LP, 4.00%, 6/15/25, Callable 3/15/25 @ 100 (f)	754,000	811,402
Iron Mountain, Inc., 5.25%, 7/15/30, Callable 7/15/25 @ 102.63 (c)	638,000	690,488
Piedmont Operating Partnership LP, 3.40%, 6/1/23, Callable 3/1/23 @ 100 (a)	1,629,000	1,695,007
Post Apartment Homes LP, 3.38%, 12/1/22, Callable 9/1/22 @ 100	500,000	522,055
Weingarten Realty Investors, 3.38%, 10/15/22, Callable 7/15/22 @ 100 (a)	365,000	376,498
		7,475,961
Utilities (3.0%):
Eversource Energy, 2.50%, 3/15/21, Callable 2/15/21 @ 100 (a)	2,900,000	2,906,961
Exelon Corp. 3.50%, 6/1/22, Callable 5/1/22 @ 100 (a) (h)	2,681,000	2,788,589
3.95%, 6/15/25, Callable 3/15/25 @ 100 (a)	591,000	669,467
NextEra Energy Capital Holdings, Inc., 2.80%, 1/15/23, Callable 12/15/22 @ 100 (a)	1,462,000	1,530,670
		7,895,687
Total Corporate Bonds (Cost $101,364,598)		105,479,913
Residential Mortgage-Backed Securities (3.7%)
Bear Stearns Alt-A Trust, Series 2003-3, Class 2A, 2.97%, 10/25/33, Callable 1/25/21 @ 100 (a) (i)	1,367,631	1,367,631
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 2A8, 4.50%, 12/31/49 (a)	13,330	13,946
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 4A1, 2.90%, 11/25/34, Callable 1/25/21 @ 100 (a) (i)	1,129,541	1,129,541

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A1, 5.50%, 10/25/20, Callable 5/25/31 @ 100 (a)	$16,074	$15,970
JPMorgan Mortgage Trust, Series 2016-4, Class A5, 3.50%, 10/25/46, Callable 12/25/22 @ 100 (a) (c) (i)	428,864	430,587
JPMorgan Mortgage Trust, Series 2004-S1, Class 1A7, 5.00%, 9/25/34, Callable 1/25/21 @ 100 (a)	44,062	42,467
JPMorgan Mortgage Trust, Series 2016-3, Class 1A3, 3.48%, 10/25/46, Callable 12/25/22 @ 100 (a) (c) (i)	293,445	294,263
JPMorgan Mortgage Trust, Series 2014-5, Class A11, 2.94%, 10/25/29, Callable 3/25/23 @ 100 (a) (c) (i)	2,527,533	2,558,382
JPMorgan Mortgage Trust, Series 2017-1, Class A5, 3.50%, 1/25/47, Callable 2/25/23 @ 100 (a) (c) (i)	184,190	184,347
JPMorgan Mortgage Trust, Series 2017-3, Class 2A2, 2.50%, 8/25/47, Callable 4/25/23 @ 100 (a) (c) (i)	1,310,593	1,324,464
Madison Park Funding Ltd., Series 2007-4A, Class AR, 1.41% (LIBOR03M+120bps), 7/29/30, Callable 1/29/21 @ 100 (a) (b) (c)	2,250,000	2,246,660
Total Residential Mortgage-Backed Securities (Cost $9,609,756)		9,608,258
Yankee Dollars (7.1%)
Communication Services (0.3%):
Vodafone Group PLC, 2.95%, 2/19/23 (a)	631,000	664,664
Consumer Staples (3.7%):
Barry Callebaut Services NV, 5.50%, 6/15/23 (c)	2,346,000	2,573,280
Heineken NV, 3.40%, 4/1/22 (c)	1,570,000	1,624,903
Kerry Group Financial Services Unlimited Co., 3.20%, 4/9/23, Callable 1/9/23 @ 100 (a) (c)	2,391,000	2,507,753
Pernod Ricard SA, 4.25%, 7/15/22 (a) (c)	833,000	879,615
Suntory Holdings Ltd., 2.55%, 6/28/22, Callable 5/28/22 @ 100 (a) (c)	2,122,000	2,181,819
		9,767,370
Energy (0.7%):
Canadian Natural Resources Ltd., 2.95%, 1/15/23, Callable 12/15/22 @ 100	1,305,000	1,365,291
Ecopetrol SA, 5.88%, 9/18/23 (a)	495,000	553,158
		1,918,449
Financials (1.8%):
Barclays Bank PLC 2/4/25 (a)	270,000	339,570
2/18/25	230,000	254,622
Enel Finance International NV, 2.88%, 5/25/22 (a) (c)	1,675,000	1,728,751
Newcrest Finance Pty Ltd., 4.20%, 10/1/22 (a) (c)	2,214,000	2,334,951
		4,657,894
Materials (0.6%):
Anglo American Capital PLC, 4.13%, 4/15/21 (a) (c)	1,524,000	1,536,755
Total Yankee Dollars (Cost $18,175,781)		18,545,132

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares or Principal Amount	Value
U.S. Government Mortgage-Backed Agencies (7.0%)
Federal Home Loan Mortgage Corp. 5.00%, 6/15/23 – 8/1/40 (a)	$751,472	$852,759
5.50%, 10/25/23 (a)	3,404	3,566
Series 4430, Class NG, 2.50%, 2/15/38 (a)	351,910	352,481
7.00%, 9/1/38 (a)	3,532	4,325
Series 4320, Class AP, 3.50%, 7/15/39 (a)	1,086,115	1,158,523
Series 3713, Class PA, 2.00%, 2/15/40 – 3/15/40 (a)	3,749,015	3,850,491
Series 4444, Class CH, 3.00%, 1/15/41 (a)	1,444,564	1,462,626
Series 4049, Class AB, 2.75%, 12/15/41 (a)	488,594	500,068
		8,184,839
Federal National Mortgage Association 6.00%, 2/1/37 (a)	1,136,733	1,323,232
Series 2013-33, Class UD, 2.50%, 4/25/39 (a)	982,916	1,000,585
Series 2011-21, Class PA, 4.50%, 5/25/40 (a)	2,505,748	2,670,471
Series 2011-101, Class LA, 3.00%, 10/25/40 (a)	695,332	712,186
5.00%, 2/1/41 – 10/1/41 (a)	2,917,193	3,312,582
Series 2018-29, Class PA, 3.50%, 3/25/44 (a)	864,615	877,986
		9,897,042
Government National Mortgage Association Series 2018-22, Class JA, 3.00%, 1/20/44 (a)	95,212	95,318
Total U.S. Government Mortgage-Backed Agencies (Cost $17,809,238)		18,177,199
U.S. Treasury Obligations (32.7%)
U.S. Treasury Notes 0.13%, 4/15/22 (a)	19,924,284	20,341,490
0.13%, 6/30/22 (a)	22,301,000	22,304,485
0.13%, 7/15/23	25,755,000	25,740,914
0.13%, 10/15/23	16,800,000	16,786,875
Total U.S. Treasury Obligations (Cost $84,758,376)		85,173,764
Collateral for Securities Loaned^ (0.8%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (j)	36,151	36,151
Fidelity Investments Money Market Government Portfolio, Class I, 0.01% (j)	1,241,991	1,241,991
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (j)	18,041	18,041
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (j)	143,854	143,854
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (j)	646,794	646,794
Total Collateral for Securities Loaned (Cost $2,086,831)		2,086,831
Total Investments (Cost $250,710,862) — 98.4%		256,198,370
Other assets in excess of liabilities — 1.6%		4,121,624
NET ASSETS — 100.00%		$260,319,994

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security has been segregated as collateral for derivative instruments.

See notes to financial statements.

Victory Portfolios Victory INCORE Low Duration Bond Fund	Schedule of Portfolio Investments — continued December 31, 2020

(b)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2020.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2020, the fair value of these securities was $37,402,845 and amounted to 14.4% of net assets.

(d)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(f)  All or a portion of this security is on loan.

(g)  Continuously callable with 30 days' notice.

(h)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(i)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at December 31, 2020.

(j)  Rate disclosed is the daily yield on December 31, 2020.

(k)  Zero coupon bond.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2020, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Futures	56	3/22/21	$7,726,056	$7,732,375	$(6,319)
5-Year U.S. Treasury Note Futures	46	3/31/21	5,790,091	5,803,547	(13,456)
					$(19,775)
	Total unrealized appreciation				$—
	Total unrealized depreciation				$(19,775)
	Total net unrealized appreciation (depreciation)				$(19,775)

See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments December 31, 2020
Security Description	Shares or Principal Amount	Value
Common Stocks (0.7%)
Communication Services (0.7%):
AMC Networks, Inc., Class A (a) (b)	12,000	$429,240
iHeartMedia, Inc., Class A (a) (b)	30,500	395,890
Nexstar Media Group, Inc., Class A	7,250	791,628
		1,616,758
Consumer Discretionary (0.0%): (l)
New TMW TOPCO Inc	31,563	118,361
Total Common Stocks (Cost $1,747,625)		1,735,119
Senior Secured Loans (13.0%)
Academy, Ltd., Initial Term Loan, First Lien, 5.75% (LIBOR01M+500bps), 11/6/27 (c)	$2,750,000	2,736,938
Air Methods Corp., Initial Term Loans, First Lien, 4.50% (LIBOR03M+350bps), 4/21/24 (c)	1,979,487	1,901,297
Alphabet Holding Co., Inc., Initial Term Loan Second Lien, Second Lien, 7.90% (LIBOR01M+775bps), 8/15/25 (c)	1,500,000	1,490,250
Bass Pro Group, LLC, Initial Term Loans, First Lien, 5.75% (LIBOR03M+500bps), 12/16/23 (c)	2,949,656	2,954,937
Caesars Resort Collection, LLC, Term B-1 Loans, First Lien, 4.65% (LIBOR01M+450bps), 6/19/25 (c)	1,995,000	1,995,618
Dayco Products, LLC, Term Loans, First Lien, 4.48% (LIBOR03M+425bps), 5/19/24 (c)	965,000	735,330
Dynasty Acquisition Co., Inc., Term B-1 Loans, First Lien, 3.75% (LIBOR03M+350bps), 4/6/26 (c)	1,543,582	1,466,403
Froneri International Ltd., Second Lien Term Loan, Second Lien, 5.90% (LIBOR01M+575bps), 1/30/28 (c)	500,000	502,500
Golden Nugget, Inc., Senior Secured Term Loan, First Lien, 3.25% (LIBOR02M+250bps), 10/4/23 (c)	1,988,778	1,915,750
Holley Purchaser, Inc., Initial Term Loan, First Lien, 5.21% (LIBOR03M+500bps), 10/26/25 (c)	2,680,291	2,601,571
Leslie's Poolmart, Inc., Tranche B Term Loans, First Lien, 3.65% (LIBOR01M+350bps), 8/16/23 (c)	979,798	977,760
LifeScan Global Corp., Initial Term Loan, First Lien, 6.23% (LIBOR03M+600bps), 6/19/24 (c)	1,751,192	1,663,632
Navistar, Inc., Tranche B Term Loan, First Lien, 3.66% (LIBOR01M+350bps), 11/2/24 (c)	1,957,310	1,952,906
Reynolds Group Holdings, Inc., 2017, Incremental US Term Loans, First Lien, 2.90% (LIBOR01M+275bps), 2/5/23 (c)	671,629	668,270
SIWF Holdings, Inc., Initial Term Loan, Second Lien, 8.65% (LIBOR01M+850bps), 5/26/26 (c)	1,000,000	951,880
Spectacle Gary Holdings LLC, Closing Date Term Loan, First Lien, 11.00% (LIBOR03M+900bps), 12/23/25 (c)	1,864,865	1,864,865
Spectacle Gary Holdings LLC, Delayed Draw Term Loan, First Lien, 11.25% (PRIME+800bps), 12/23/25 (c)	135,135	135,135
Standard Aero Ltd., Term B-2 Loans, First Lien, 3.72% – 3.75% (LIBOR03M+350bps), 4/6/26 (c)	829,883	788,389
See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Stars Group Holdings BV, Term Loan, First Lien, 3.75% (LIBOR03M+350bps), 6/27/25 (c)	881,485	884,183
Team Health Holdings, Inc., Initial Term Loans, First Lien, 3.75% (LIBOR01M+275bps), 2/6/24 (c)	1,476,982	1,311,619
TENNECo., Inc., Tranche B Term Loan, First Lien, 3.15% (LIBOR01M+300bps), 6/18/25 (c)	1,964,925	1,912,520
The Men's Wearhouse LLC, Term Loan, First Lien, 9.00% (LIBOR01M+800bps), 12/1/25 (c)	1,660,589	1,394,895
Total Senior Secured Loans (Cost $32,715,188)		32,806,648
Corporate Bonds (76.4%)
Communication Services (12.2%):
AMC Networks, Inc., 4.75%, 8/1/25, Callable 8/1/21 @ 102.38	3,000,000	3,097,350
CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 2/1/28, Callable 8/1/22 @ 102.5 (d)	1,000,000	1,055,930
Cumulus Media New Holdings, Inc., 6.75%, 7/1/26, Callable 7/1/22 @ 103.38 (d)	2,710,000	2,764,688
Entercom Media Corp. 7.25%, 11/1/24, Callable 2/11/21 @ 103.63 (b) (d)	1,750,000	1,752,853
6.50%, 5/1/27, Callable 5/1/22 @ 104.88 (b) (d)	2,500,000	2,540,425
Gray Television, Inc., 4.75%, 10/15/30, Callable 10/15/25 @ 102.38 (d)	2,750,000	2,802,635
iHeartCommunications, Inc., 8.38%, 5/1/27, Callable 5/1/22 @ 104.19	1,750,000	1,866,410
Meredith Corp., 6.88%, 2/1/26, Callable 2/11/21 @ 103.44 (b)	2,500,000	2,449,025
Nexstar Broadcasting, Inc., 5.63%, 7/15/27, Callable 7/15/22 @ 104.22 (d)	3,000,000	3,225,779
Sinclair Television Group, Inc., 5.50%, 3/1/30, Callable 12/1/24 @ 102.75 (d)	3,000,000	3,117,929
Sirius XM Radio, Inc. 4.63%, 7/15/24, Callable 7/15/21 @ 102.31 (d) (f)	1,000,000	1,036,590
5.50%, 7/1/29, Callable 7/1/24 @ 102.75 (d) (f)	2,000,000	2,204,940
Townsquare Media, Inc., 6.88%, 2/1/26, Callable 2/1/23 @ 103.44 (d) (e)	450,000	470,790
Univision Communications, Inc., 5.13%, 2/15/25, Callable 1/22/21 @ 102.56 (b) (d)	2,500,000	2,528,575
		30,913,919
Consumer Discretionary (18.4%):
Affinity Gaming, 6.88%, 12/15/27, Callable 12/1/23 @ 103.44 (d)	2,750,000	2,875,813
Beazer Homes USA, Inc., 5.88%, 10/15/27, Callable 10/15/22 @ 102.94	2,000,000	2,101,820
Boyd Gaming Corp. 8.63%, 6/1/25, Callable 6/1/22 @ 104.31 (d)	1,700,000	1,888,989
6.38%, 4/1/26, Callable 4/1/21 @ 103.19	2,250,000	2,334,060
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/25, Callable 1/22/21 @ 102.63 (d)	2,500,000	2,523,600
Clarios Global LP/Clarios US Finance Co., 8.50%, 5/15/27, Callable 5/15/22 @ 104.25 (d)	3,000,000	3,254,820
Diamond Sports Group LLC/Diamond Sports Finance Co., 6.63%, 8/15/27, Callable 8/15/22 @ 103.31 (b) (d) (f)	6,000,000	3,629,519
Ford Motor Co., 9.00%, 4/22/25, Callable 3/22/25 @ 100 (f)	3,000,000	3,678,720
International Game Technology PLC, 5.25%, 1/15/29, Callable 1/15/24 @ 102.63 (d)	2,000,000	2,152,700
LBM Acquisition LLC, 6.25%, 1/15/29, Callable 1/15/24 @ 103.13 (d)	1,800,000	1,867,572
Mattel, Inc., 5.45%, 11/1/41, Callable 5/1/41 @ 100	2,000,000	2,195,960
MGM Resorts International, 5.50%, 4/15/27, Callable 1/15/27 @ 100	2,475,000	2,757,596

See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Michaels Stores, Inc., 8.00%, 7/15/27, Callable 7/15/22 @ 104 (b) (d)	$2,750,000	$2,975,445
PetSmart, Inc., 8.88%, 6/1/25, Callable 1/22/21 @ 104.44 (d)	2,750,000	2,825,598
Scientific Games International, Inc., 8.25%, 3/15/26, Callable 3/15/22 @ 104.13 (d)	3,000,000	3,230,849
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 9/30/26, Callable 9/30/22 @ 103.19 (d)	1,350,000	1,426,680
Tenneco, Inc., 7.88%, 1/15/29, Callable 1/15/24 @ 103.94 (d)	1,800,000	2,021,040
The Enterprise Development Authority, 12.00%, 7/15/24, Callable 7/15/21 @ 109 (d) (f)	1,200,000	1,352,772
Yum! Brands, Inc., 5.35%, 11/1/43, Callable 5/1/43 @ 100	1,000,000	1,120,730
		46,214,283
Consumer Staples (3.4%):
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.88%, 2/15/28, Callable 8/15/22 @ 104.41 (d)	2,750,000	2,992,935
Dole Food Co., Inc., 7.25%, 6/15/25, Callable 2/11/21 @ 103.63 (d)	2,250,000	2,297,317
Simmons Foods, Inc. 7.75%, 1/15/24, Callable 2/11/21 @ 103.88 (d)	1,715,000	1,785,744
5.75%, 11/1/24, Callable 2/11/21 @ 102.88 (d)	1,469,000	1,501,259
		8,577,255
Energy (5.8%):
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 9/15/24, Callable 1/27/21 @ 102.69 (b)	2,750,000	2,688,208
Antero Resources Corp. 5.63%, 6/1/23, Callable 2/11/21 @ 101.41 (b)	1,184,000	1,157,774
8.38%, 7/15/26, Callable 1/15/24 @ 104.19 (d) (e)	2,750,000	2,798,153
Callon Petroleum Co., 9.00%, 4/1/25, Callable 10/1/22 @ 105 (d)	1,500,000	1,352,190
Centennial Resource Production LLC, 6.88%, 4/1/27, Callable 4/1/22 @ 103.44 (d)	980,000	702,552
Laredo Petroleum, Inc., 9.50%, 1/15/25, Callable 1/15/22 @ 104.75	650,000	566,111
Occidental Petroleum Corp., 5.50%, 12/1/25, Callable 9/1/25 @ 100 (b)	950,000	990,052
QEP Resources, Inc. 5.25%, 5/1/23, Callable 2/1/23 @ 100	1,470,000	1,550,409
5.63%, 3/1/26, Callable 12/1/25 @ 100	167,000	183,192
Range Resources Corp., 5.00%, 3/15/23, Callable 12/15/22 @ 100	1,500,000	1,470,030
SM Energy Co., 6.75%, 9/15/26, Callable 9/15/21 @ 103.38	1,500,000	1,222,185
		14,680,856
Financials (8.2%):
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 2/15/24, Callable 2/15/21 @ 104.06 (d)	2,375,000	2,516,930
BCPE Cycle Merger Sub II, Inc., 10.63%, 7/15/27, Callable 7/15/22 @ 105.31 (d)	3,000,000	3,305,490
Capitol Investment Merger Sub 2 LLC, 10.00%, 8/1/24, Callable 8/1/21 @ 105 (d)	2,091,000	2,281,135
Compass Group Diversified Holdings LLC, 8.00%, 5/1/26, Callable 5/1/21 @ 104 (d) (f)	3,000,000	3,150,870
Gray Television, Inc., 7.00%, 5/15/27, Callable 5/15/22 @ 105.25 (d)	3,000,000	3,284,190
LABL Escrow Issuer LLC, 10.50%, 7/15/27, Callable 7/15/22 @ 105.25 (d) (f)	2,250,000	2,535,480
Resideo Funding, Inc., 6.13%, 11/1/26, Callable 11/1/21 @ 104.59 (d)	2,000,000	2,109,320
Wolverine Escrow LLC, 13.13%, 11/15/27, Callable 11/15/22 @ 109.84 (b) (d)	2,000,000	1,609,300
		20,792,715

See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Health Care (6.8%):
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 6/30/28, Callable 6/30/23 @ 104.5 (d)	$1,900,000	$1,580,857
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 7.25%, 2/1/28, Callable 2/1/23 @ 103.63 (d)	3,000,000	3,164,700
Radiology Partners, Inc., 9.25%, 2/1/28, Callable 2/1/23 @ 104.63 (d) (f)	2,500,000	2,808,700
Regional Care Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26, Callable 12/1/21 @ 104.88 (d)	3,000,000	3,282,240
Surgery Center Holdings, Inc., 10.00%, 4/15/27, Callable 4/15/22 @ 105 (b) (d)	2,000,000	2,200,940
Team Health Holdings, Inc., 6.38%, 2/1/25, Callable 1/27/21 @ 103.19 (d)	1,000,000	859,860
Tenet Healthcare Corp., 6.13%, 10/1/28, Callable 10/1/23 @ 103.06 (d)	3,000,000	3,123,660
		17,020,957
Industrials (15.4%):
Ahern Rentals, Inc., 7.38%, 5/15/23, Callable 2/11/21 @ 101.84 (d)	2,000,000	1,460,760
Allison Transmission, Inc., 3.75%, 1/30/31, Callable 1/30/26 @ 101.88 (d)	900,000	920,700
American Airlines, Inc., 11.75%, 7/15/25 (d)	3,000,000	3,460,860
Apex Tool Group LLC/BC Mountain Finance, Inc., 9.00%, 2/15/23, Callable 2/11/21 @ 101 (b) (d)	2,000,000	1,953,000
Aramark Services, Inc., 6.38%, 5/1/25, Callable 5/1/22 @ 103.19 (d)	3,000,000	3,206,310
Cargo Aircraft Management, Inc., 4.75%, 2/1/28, Callable 2/1/23 @ 102.38 (d)	1,800,000	1,852,056
Delta Air Lines, Inc., 7.00%, 5/1/25 (d)	3,000,000	3,474,660
Howmet Aerospace, Inc., 6.88%, 5/1/25, Callable 4/1/25 @ 100 (f)	2,000,000	2,358,900
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27, Callable 6/30/23 @ 103.25 (d)	3,000,000	3,239,040
Pike Corp., 5.50%, 9/1/28, Callable 9/1/23 @ 102.75 (d)	2,000,000	2,106,580
Pisces Midco, Inc., 8.00%, 4/15/26, Callable 4/15/21 @ 104 (d)	3,000,000	3,151,590
SRS Distribution, Inc., 8.25%, 7/1/26, Callable 7/1/21 @ 104.13 (b) (d) (f)	1,750,000	1,859,375
TransDigm, Inc., 6.50%, 7/15/24, Callable 2/11/21 @ 101.63	4,000,000	4,072,240
Triumph Group, Inc., 6.25%, 9/15/24, Callable 2/11/21 @ 103.13 (d)	1,350,000	1,335,326
WESCO Distribution, Inc., 7.25%, 6/15/28, Callable 6/15/23 @ 103.63 (d)	2,250,000	2,556,203
XPO Logistics, Inc., 6.25%, 5/1/25, Callable 5/1/22 @ 103.13 (d)	2,000,000	2,151,080
		39,158,680
Information Technology (1.7%):
Colt Merger Sub, Inc., 8.13%, 7/1/27, Callable 7/1/23 @ 104.06 (d)	2,250,000	2,490,345
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 9/1/25, Callable 9/1/21 @ 103.75 (d)	1,800,000	1,846,206
		4,336,551
Materials (3.8%):
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 8/15/27, Callable 8/15/22 @ 102.63 (d)	3,000,000	3,147,240
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 7/15/25, Callable 7/15/22 @ 103.25 (d)	1,200,000	1,296,624
Greif, Inc., 6.50%, 3/1/27, Callable 3/1/22 @ 103.25 (d)	2,000,000	2,115,460
Plastipak Holdings, Inc., 6.25%, 10/15/25, Callable 2/11/21 @ 103.13 (b) (d)	3,000,000	3,100,830
		9,660,154
Real Estate (0.7%):
Adams Homes, Inc., 7.50%, 2/15/25, Callable 2/15/22 @ 103.75 (d)	1,800,000	1,879,650
Total Corporate Bonds (Cost $182,303,927)		193,235,020

See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares or Principal Amount	Value
Yankee Dollars (6.1%)
Consumer Discretionary (0.8%):
1011778 BC ULC/New Red Finance, Inc., 4.38%, 1/15/28, Callable 11/15/22 @ 102.19 (d)	$2,000,000	$2,060,120
Energy (0.2%):
Husky Holding Ltd. PIK, 13.00%, 2/15/25, Callable 2/15/21 @ 109.75 (b) (d) (f) (g)	500,000	544,090
Financials (0.6%):
Intelsat Jackson Holdings SA, 8.50%, 10/15/24, Callable 2/11/21 @ 106.38 (d) (h) (i) (j)	2,000,000	1,421,800
Health Care (1.2%):
Bausch Health Cos., Inc., 6.13%, 4/15/25, Callable 2/11/21 @ 103.06 (d)	3,000,000	3,090,990
Industrials (1.9%):
Algeco Global Finance 2 PLC, 10.00%, 8/15/23, Callable 1/22/21 @ 105 (d) (f)	2,000,000	2,035,000
Bombardier, Inc., 7.88%, 4/15/27, Callable 4/15/22 @ 103.94 (d)	3,000,000	2,758,320
		4,793,320
Materials (1.4%):
Intertape Polymer Group, Inc., 7.00%, 10/15/26, Callable 10/15/21 @ 103.5 (d)	1,330,000	1,409,468
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 4/15/26, Callable 4/15/21 @ 103.88 (d) (f)	2,000,000	2,078,920
		3,488,388
Total Yankee Dollars (Cost $15,220,936)		15,398,708
Collateral for Securities Loaned^ (9.2%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (k)	400,925	400,925
Fidelity Investments Money Market Government Portfolio, Class I, 0.01% (k)	13,774,110	13,774,110
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (k)	200,081	200,081
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (k)	1,595,386	1,595,386
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (k)	7,173,165	7,173,165
Total Collateral for Securities Loaned (Cost $23,143,667)		23,143,667
Total Investments (Cost $255,131,343) — 105.4%		266,319,162
Liabilities in excess of other assets — (5.4)%		(13,700,639)
NET ASSETS — 100.00%		$252,618,523

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2020.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2020, the fair value of these securities was $170,772,956 and amounted to 67.6% of net assets.

See notes to financial statements.

Victory Portfolios Victory High Yield Fund	Schedule of Portfolio Investments — continued December 31, 2020

(e)  Security or a portion of the security purchased on a delayed-delivery and/or when-issued basis.

(f)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(g)  Cash interest 13.0%, PIK interest 13.75%.

(h)  Defaulted security.

(i)  Issuer filed for bankruptcy.

(j)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2020, illiquid securities were 0.6% of the Fund's net assets.

(k)  Rate disclosed is the daily yield on December 31, 2020.

(l)  Amount represents less than 0.05% of net assets.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2020, based on the last reset date of the security

LIBOR02M — 2 Month US Dollar LIBOR, rate disclosed as of December 31, 2020, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2020, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

PIK — Payment-in-Kind

PLC — Public Limited Company

ULC — Unlimited Liability Co.

See notes to financial statements.

Victory Portfolios Victory Tax-Exempt Fund	Schedule of Portfolio Investments December 31, 2020
Security Description	Principal Amount	Value
Municipal Bonds (96.1%)
Arkansas (1.8%):
Arkansas Development Finance Authority Revenue Bonds, 3.20%, 12/1/49, Continuously Callable @100	$750,000	$781,373
University of Central Arkansas Revenue Bonds, Series A, 3.00%, 11/1/49, Continuously Callable @100	265,000	278,454
		1,059,827
California (2.5%):
Golden State Tobacco Securitization Corp. Revenue Bonds, Series A2, 5.00%, 6/1/47, Continuously Callable @100	1,500,000	1,555,830
Colorado (1.3%):
Colorado Health Facilities Authority Revenue Bonds, 4.00%, 12/1/50, Continuously Callable @103	750,000	825,285
Connecticut (3.9%):
Connecticut Health and Educational Facilities Authority Revenue Bonds, Series 2016 CT, 5.00%, 12/1/41, Continuously Callable @100	2,000,000	2,376,240
Florida (8.7%):
Capital Trust Agency, Inc. Revenue Bonds, 5.00%, 8/1/55, Continuously Callable @100	400,000	458,892
City of Pompano Beach Revenue Bonds, 4.00%, 9/1/50, Continuously Callable @103	500,000	519,530
County of Escambia Revenue Bonds, 0.13%, 4/1/39, Continuously Callable @100 (a)	400,000	400,000
Florida Development Finance Corp. Revenue Bonds, 5.00%, 6/15/55, Continuously Callable @100	500,000	559,385
Hillsborough County Industrial Development Authority Revenue Bonds, 4.00%, 8/1/50, Continuously Callable @100	500,000	579,960
Miami-Dade County Public Facilities Revenue Bonds, Series A, 5.00%, 6/1/33, Continuously Callable @100	2,000,000	2,365,940
St. Johns County IDA Revenue Bonds, 4.00%, 8/1/55, Continuously Callable @103	500,000	537,590
		5,421,297
Guam (1.9%):
Port Authority of Guam Revenue Bonds, Series A, 5.00%, 7/1/48, Continuously Callable @100	1,000,000	1,171,260
Illinois (26.7%):
Chicago Board of Education Revenue Bonds, 6.00%, 4/1/46, Continuously Callable @100	2,275,000	2,658,610
Chicago General Obligation Refunding Bonds, Series A, 5.75%, 1/1/33, Continuously Callable @100	2,000,000	2,295,380
Chicago Transit Authority Sales Tax Receipts Revenue Bonds, Series 2014, 5.00%, 12/1/44, Continuously Callable @100	2,450,000	2,769,063
City of Chicago General Obligation Bonds Series A, 6.00%, 1/1/38, Continuously Callable @100	1,000,000	1,167,430
Series A, 5.50%, 1/1/49, Continuously Callable @100	1,000,000	1,174,090

See notes to financial statements.

Victory Portfolios Victory Tax-Exempt Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
City of Chicago Wastewater Transmission Revenue Bonds Series A, 5.00%, 1/1/47, Continuously Callable @100	$1,000,000	$1,168,930
Series C, 5.00%, 1/1/34, Continuously Callable @100	1,000,000	1,152,120
Illinois General Obligation Bonds, Series 2013, 5.50%, 7/1/27, Continuously Callable @100	2,000,000	2,161,820
Sales Tax Securitization Corp. Revenue Bonds, Series 2018 C, 5.00%, 1/1/43, Continuously Callable @100	1,500,000	1,787,385
		16,334,828
Iowa (0.8%):
Iowa Finance Authority Revenue Bonds, Series A-1, 4.00%, 5/15/55, Continuously Callable @103	500,000	505,715
Massachusetts (1.5%):
University of Massachusetts Building Authority Revenue Bonds, Series 1, 5.00%, 11/1/39, Continuously Callable @100	820,000	944,747
Missouri (2.1%):
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, 4.25%, 12/1/42, Continuously Callable @100 (b)	1,150,000	1,291,830
New Jersey (12.6%):
New Jersey Economic Development Authority Biomedical Research Facilities Revenue Bonds, Series 2016 A, 5.00%, 7/15/29, Continuously Callable @100	885,000	1,046,681
New Jersey Economic Development Authority School Facilities Construction Revenue Bonds, Series 2015 WW, 5.25%, 6/15/32, Continuously Callable @100	3,000,000	3,492,779
New Jersey Transportation Trust Fund Authority Revenue Bonds 5.00%, 6/15/28, Continuously Callable @100	1,000,000	1,181,320
Series BB, 3.50%, 6/15/46, Continuously Callable @100	200,000	206,672
Tobacco Settlement Financing Corp. Revenue Bonds, Series 2018 A, 5.00%, 6/1/46, Continuously Callable @100	1,500,000	1,788,315
		7,715,767
New York (13.9%):
Metropolitan Transportation Authority Dedicated Tax Green Fund Revenue Bonds, Series 2016 B1, 5.00%, 11/15/56, Continuously Callable @100	1,545,000	1,817,723
Metropolitan Transportation Authority Revenue Bonds, Series D-3, 4.00%, 11/15/49, Continuously Callable @100	500,000	553,495
New York Counties Tobacco Trust II Revenue Bonds, 5.75%, 6/1/43, Continuously Callable @100	200,000	200,602
New York State Dormitory Authority Revenue Bonds, 6.00%, 7/1/40, Continuously Callable @100 (b) (d)	500,000	499,910
Port Authority of New York & New Jersey Revenue Bonds 5.00%, 10/1/30, Continuously Callable @100	2,000,000	2,110,500
5.00%, 12/1/32, Continuously Callable @100	1,000,000	1,123,530
TSASC, Inc. Revenue Bonds, Series A, 5.00%, 6/1/41, Continuously Callable @100	2,000,000	2,303,200
		8,608,960

See notes to financial statements.

Victory Portfolios Victory Tax-Exempt Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares or Principal Amount	Value
North Carolina (4.7%):
City of Charlotte Certificate of Participation, 4.00%, 6/1/49, Continuously Callable @100	$1,670,000	$1,957,591
North Carolina Medical Care Commission Revenue Bonds Series A, 4.00%, 9/1/50, Continuously Callable @100	500,000	524,180
Series A, 4.00%, 10/1/50, Continuously Callable @103	350,000	385,959
		2,867,730
Ohio (6.2%):
Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series B-2, 5.00%, 6/1/55, Continuously Callable @100	1,000,000	1,130,420
County of Franklin Revenue Bonds, Series B, 5.00%, 7/1/45, Continuously Callable @103	500,000	571,865
County of Hardin Economic Development Facilities Revenue Bonds, 5.00%, 5/1/30, Continuously Callable @103	350,000	367,416
Logan Elm Local School District General Obligation Bonds, 4.00%, 11/1/55, Continuously Callable @100	1,500,000	1,693,410
		3,763,111
Oregon (0.3%):
Oregon State Lottery Revenue Bonds, Series A, 5.25%, 4/1/30, Continuously Callable @100	205,000	207,460
Pennsylvania (4.4%):
Philadelphia School District General Obligation Bonds Series A, 5.00%, 9/1/38, Continuously Callable @100	1,200,000	1,462,584
Series A, 5.00%, 9/1/44, Continuously Callable @100	1,000,000	1,225,260
		2,687,844
Texas (1.0%):
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds, 5.00%, 7/1/47, Continuously Callable @102	500,000	450,635
Port of Port Arthur Navigation District Revenue Bonds, Series C, 0.18%, 4/1/40, Continuously Callable @100 (a)	200,000	200,000
		650,635
Utah (1.8%):
Utah Infrastructure Agency Revenue Bonds, Series A, 5.00%, 10/15/40, Continuously Callable @100	1,000,000	1,107,800
Total Municipal Bonds (Cost $53,977,871)		59,096,166
Exchange-Traded Funds (3.0%)
VanEck Vectors High-Yield Municipal Index ETF (c)	30,000	1,846,200
Total Exchange-Traded Funds (Cost $1,789,152)		1,846,200

See notes to financial statements.

Victory Portfolios Victory Tax-Exempt Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Collateral for Securities Loaned^ (3.0%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (e)	32,351	$32,351
Fidelity Investments Money Market Government Portfolio, Class I, 0.01% (e)	1,111,458	1,111,458
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (e)	16,145	16,145
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (e)	128,735	128,735
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (e)	578,816	578,816
Total Collateral for Securities Loaned (Cost $1,867,505)		1,867,505
Total Investments (Cost $57,634,528) — 102.1%		62,809,871
Liabilities in excess of other assets — (2.1)%		(1,313,781)
NET ASSETS — 100.00%		$61,496,090

^  Purchased with cash collateral from securities on loan.

(a)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2020, the fair value of these securities was $1,791,740 and amounted to 2.9% of net assets.

(c)  All or a portion of this security is on loan.

(d)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2020, illiquid securities were 0.8% of the Fund's net assets.

(e)  Rate disclosed is the daily yield on December 31, 2020.

Continuously Callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity

ETF — Exchange-Traded Fund

IDA — Industrial Development Authority

See notes to financial statements.

Victory Portfolios Victory High Income Municipal Bond Fund	Schedule of Portfolio Investments December 31, 2020
Security Description	Principal Amount	Value
Municipal Bonds (90.3%)
California (3.0%):
California County Tobacco Securitization Agency Revenue Bonds, Series B-1, 5.00%, 6/1/49, Continuously Callable @100	$250,000	$304,880
Golden State Tobacco Securitization Corp. Revenue Bonds, Series A2, 5.00%, 6/1/47, Continuously Callable @100	1,000,000	1,037,220
		1,342,100
District of Columbia (1.7%):
District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, 6.50%, 5/15/33	715,000	790,018
Florida (5.9%):
County of St. Lucie Revenue Bonds, 0.12%, 9/1/28, Continuously Callable @100 (a)	300,000	300,000
Escambia County Health Facilities Authority Revenue Bonds, 3.00%, 8/15/50, Continuously Callable @100	1,000,000	1,035,730
Sumter County Village Community Development District No. 10 Special Assessment Revenue Bonds, Series 2014, 5.75%, 5/1/31, Continuously Callable @100	1,225,000	1,330,558
		2,666,288
Georgia (1.7%):
Appling County Development Authority Revenue Bonds, 0.14%, 9/1/41, Continuously Callable @100 (a)	800,000	800,000
Illinois (17.8%):
Chicago Board of Education Revenue Bonds, 6.00%, 4/1/46, Continuously Callable @100	1,500,000	1,752,929
Chicago General Obligation Refunding Bonds, Series 2015 C, 5.00%, 1/1/38, Continuously Callable @100	1,000,000	1,067,620
City of Chicago General Obligation Bonds
Series A, 6.00%, 1/1/38, Continuously Callable @100	1,000,000	1,167,430
Series A, 5.50%, 1/1/49, Continuously Callable @100	1,000,000	1,174,090
Illinois Finance Authority Revenue Bonds, 4.75%, 10/15/40, (Put Date 8/01/30) (b) (c)	500,000	532,445
Illinois General Obligation Bonds
5.50%, 7/1/33, Continuously Callable @100	1,000,000	1,078,260
5.50%, 7/1/38, Continuously Callable @100	1,250,000	1,337,125
		8,109,899
Indiana (1.2%):
Indiana Finance Authority Revenue Bonds, Series A, 5.00%, 7/1/55, Continuously Callable @100	500,000	544,125
Iowa (1.1%):
Iowa Finance Authority Revenue Bonds, Series A-1, 4.00%, 5/15/55, Continuously Callable @103	500,000	505,715
Maryland (0.5%):
Maryland Economic Development Corp. Revenue Bonds, 4.25%, 7/1/50, Continuously Callable @100	200,000	206,410

See notes to financial statements.

Victory Portfolios Victory High Income Municipal Bond Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Massachusetts (3.2%):
Massachusetts Development Finance Agency Revenue Bonds, 4.00%, 10/1/32, Continuously Callable @105 (b)	$300,000	$319,197
Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue J
Series 2011, 5.63%, 7/1/28, Continuously Callable @100	320,000	325,248
Series 2011, 5.63%, 7/1/29, Continuously Callable @100	645,000	655,565
Series 2011, 5.63%, 7/1/33, Continuously Callable @100	160,000	162,592
		1,462,602
Missouri (1.2%):
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, 4.25%, 12/1/42, Continuously Callable @100 (b)	500,000	561,665
New Hampshire (1.7%):
New Hampshire Business Finance Authority Revenue Bonds, Series B, 3.75%, 7/1/45, (Put Date 7/02/40) (b) (c)	750,000	755,985
New Jersey (6.3%):
New Jersey Economic Development Authority School Facilities Construction Revenue Bonds, Series 2015 WW, 5.25%, 6/15/32, Continuously Callable @100	1,000,000	1,164,260
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Revenue Bonds, Series A, 5.00%, 7/1/33, Continuously Callable @100	500,000	573,535
New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.75%, 12/1/28, Continuously Callable @100	575,000	594,504
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series BB, 3.50%, 6/15/46, Continuously Callable @100	500,000	516,680
		2,848,979
New Mexico (1.2%):
New Mexico Hospital Equipment Loan Council Revenue Bonds, Series A, 5.00%, 7/1/49, Continuously Callable @102	500,000	530,910
New York (7.0%):
Metropolitan Transportation Authority Revenue Bonds
Series A-2, 5.00%, 11/15/45, (Put Date 5/15/30) (c)	365,000	450,509
Series D-3, 4.00%, 11/15/49, Continuously Callable @100	500,000	553,495
New York State Dormitory Authority Revenue Bonds, 6.00%, 7/1/40, Continuously Callable @100 (b) (f)	1,000,000	999,820
New York Transportation Development Corp. Revenue Bonds, 5.00%, 10/1/40, Continuously Callable @100	750,000	921,270
Onondaga Civic Development Corp. Revenue Bonds, 5.00%, 10/1/40, Continuously Callable @100	250,000	251,733
		3,176,827
North Carolina (4.1%):
North Carolina Medical Care Commission Revenue Bonds, 5.00%, 10/1/50, Continuously Callable @103	250,000	272,380
University of North Carolina Hill Revenue Bonds, 5.00%, 2/1/49	1,000,000	1,592,020
		1,864,400

See notes to financial statements.

Victory Portfolios Victory High Income Municipal Bond Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
North Dakota (2.2%):
Grand Forks, North Dakota Senior Housing and Nursing Facility Revenue Bonds, 5.00%, 12/1/36, Continuously Callable @100	$1,000,000	$1,023,750
Ohio (3.6%):
Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series B-2, 5.00%, 6/1/55, Continuously Callable @100	1,000,000	1,130,420
County of Hardin Revenue Bonds, 5.50%, 5/1/50, Continuously Callable @103	500,000	520,395
		1,650,815
Oklahoma (0.0%):(d)
Oklahoma Development Finance Authority Continuing Care Retirement Community Revenue Bonds, Series 2012, 6.00%, 1/1/32, Continuously Callable @100 (e) (f)	1,885,000	20,939
Oregon (1.4%):
Clackamas County Hospital Facility Authority Revenue Bonds
Series A, 5.00%, 11/15/52, Continuously Callable @102	500,000	531,600
Series A, 5.38%, 11/15/55, Continuously Callable @102	100,000	107,051
		638,651
South Carolina (3.8%):
Lancaster County, Walnut Creek Improvement District Assessment Refunding Revenue Bonds, Series 2016 A-1, 5.00%, 12/1/37, Continuously Callable @100	1,675,000	1,743,691
South Dakota (1.2%):
Oglala Sioux Tribe, Series 2012, 5.00%, 10/1/22, Callable 2/11/21 @ 100 (b)	545,000	545,507
Texas (7.5%):
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds, 5.00%, 7/1/47, Continuously Callable @102	1,000,000	688,120
Port of Port Arthur Navigation District Revenue, Series B, 0.17%, 4/1/40, Continuously Callable @100 (a)	900,000	900,000
Port of Port Arthur Navigation District Revenue Bonds, Series C, 0.18%, 4/1/40, Continuously Callable @100 (a)	700,000	700,000
Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, NTE Mobility Partners Segments 3 LLC — Segments 3A & 3B Facility, Series 2013, 7.00%, 12/31/38, Continuously Callable @100	1,000,000	1,140,530
		3,428,650
Utah (7.8%):
Tender Option Bond Trust Receipts/Certificates Revenue Bonds, Series 2019-XF1081, 0.42%, 3/1/62, Callable 2/1/31 @ 100 (a) (b)	1,700,000	1,700,000
Utah Charter School Finance Authority Revenue Bonds, 2.75%, 4/15/50, Continuously Callable @100	525,000	530,061
Utah Infrastructure Agency Revenue Bonds, Series A, 5.38%, 10/15/40, Continuously Callable @100	1,150,000	1,301,467
		3,531,528
Vermont (0.6%):
Vermont Educational & Health Buildings Financing Agency Revenue Bonds, 5.00%, 10/15/46, Continuously Callable @100	250,000	270,600

See notes to financial statements.

Victory Portfolios Victory High Income Municipal Bond Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares or Principal Amount	Value
West Virginia (2.3%):
The County Commission of Monongalia County, WV Special District Excise Tax Revenue Bonds, Series 2017 A, 5.75%, 6/1/43, Continuously Callable @100 (b)	$1,000,000	$1,029,100
Wisconsin (2.3%):
Public Finance Authority Revenue Bonds
Series A, 5.25%, 3/1/55, Continuously Callable @100 (b)	500,000	533,370
Series A, 5.00%, 7/1/55, Continuously Callable @100 (b)	500,000	518,880
		1,052,250
Total Municipal Bonds (Cost $38,992,578)		41,101,404
Exchange-Traded Funds (8.3%)
SPDR Nuveen Bloomberg Barclays High Yield Municipal Bond ETF	32,000	1,887,680
VanEck Vectors High-Yield Municipal Index ETF	31,000	1,907,740
Total Exchange-Traded Funds (Cost $3,720,222)		3,795,420
Total Investments (Cost $42,712,800) — 98.6%		44,896,824
Other assets in excess of liabilities — 1.4%		632,370
NET ASSETS — 100.00%		$45,529,194

(a)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2020, the fair value of these securities was $7,495,969 and amounted to 16.5% of net assets.

(c)  Put Bond.

(d)  Amount represents less than 0.05% of net assets.

(e)  Defaulted security.

(f)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2020, illiquid securities were 2.2% of the Fund's net assets.

Continuously Callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity

ETF — Exchange-Traded Fund

LLC — Limited Liability Company

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments December 31, 2020
Security Description	Shares or Principal Amount	Value
Common Stocks (0.0%)(a)
Consumer Discretionary (0.0%):
New TMW TOPCO Inc	51,299	$192,371
Total Common Stocks (Cost $192,371)		192,371
Senior Secured Loans (79.6%)
Acrisure, LLC, Term Loan B 2020, First Lien, 3.65% (LIBOR01M+350bps), 2/15/27 (b)	$5,408,164	5,294,377
ADMI Corp., Amendment No. 3 Term Loan, First Lien, 12/15/27 (c)	3,500,000	3,499,125
Air Medical Group Holdings, Inc., Incremental Term Loan B, First Lien, 5.25% (LIBOR06M+425bps), 3/14/25 (b)	4,911,392	4,857,023
Air Methods Corp., Initial Term Loans, First Lien, 4.50% (LIBOR03M+350bps), 4/21/24 (b)	3,928,753	3,773,567
Aldevron LLC, Initial Term Loans, First Lien, 5.25% (LIBOR01M+425bps), 9/20/26 (b) (c)	7,176,000	7,190,926
Alliance Laundry Systems LLC, 4.25% (LIBOR03M+350bps), 9/30/27 (b)	6,600,000	6,591,749
Alphabet Holding Co., Inc., Initial Term Loan Second Lien, Second Lien, 7.90% (LIBOR01M+775bps), 8/15/25 (b)	4,950,000	4,917,825
Alphabet Holding Co., Inc., Term Loan B, First Lien, 3.65% (LIBOR01M+350bps), 8/15/24 (b)	5,418,000	5,362,303
American Axle & Manufacturing, Inc., Term Loan B, First Lien, 3.00% (LIBOR01M+225bps), 4/6/24 (b)	6,067,392	5,960,120
American Renal Holdings, Inc., Term B Commitment, First Lien, 5.15% (LIBOR01M+500bps), 6/15/24 (b)	4,936,914	4,921,066
Amneal Pharmaceuticals LLC, Initial Term Loans, First Lien, 3.69% (LIBOR01M+350bps), 3/23/25 (b)	7,798,151	7,585,340
Anchor Packaging LLC, 4.15% (LIBOR01M+400bps), 7/18/26 (b) (c)	7,969,932	7,950,006
Asurion, LLC, Term B7, First Lien, 3.15% (LIBOR01M+300bps), 11/3/24 (b)	6,847,784	6,786,154
Bass Pro Group, LLC, Initial Term Loans, First Lien, 5.75% (LIBOR03M+500bps), 12/16/23 (b)	6,244,011	6,255,188
Blount International, Inc., Initial Term Loan Repricing, First Lien, 4.75% (LIBOR01M+375bps), 4/12/23 (b)	5,835,900	5,863,270
Boyd Gaming Corp., Refinancing Term B Loans, First Lien, 2.35% (LIBOR01M+225bps), 9/15/23 (b)	4,530,068	4,485,220
Brand Energy and Infrastructure Services, Inc., Initial Term Loan, First Lien, 5.25% (LIBOR03M+425bps), 6/21/24 (b)	5,723,363	5,569,862
BW NHHC HoldCo., Inc., Term Loan Lien 2, Second Lien, 9.22% (LIBOR03M+900bps), 5/15/26 (b)	3,000,000	1,575,000
Caesars Resort Collection, LLC, Term B-1 Loans, First Lien, 4.65% (LIBOR01M+450bps), 6/19/25 (b)	4,987,500	4,989,046
Calpine Corp., 2020 Term Loans, First Lien, 2.65% (LIBOR01M+250bps), 12/2/27 (b)	2,995,119	2,972,655
Chassix, Inc., Term Loan B, First Lien, 6.50% (LIBOR06M+550bps), 11/10/23 (b)	3,865,340	3,652,747
CIBT Holdings, Inc., Initial Term Loan, First Lien, 4.75% (LIBOR03M+375bps), 6/1/24 (b)	3,820,612	2,808,150
Concrete Pumping Holdings, Inc., Initial Term Loan, First Lien, 6.15% (LIBOR01M+600bps), 11/14/25 (b)	5,475,000	5,351,813

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Consolidated Communications, Inc., 5.75% (LIBOR01M+475bps), 10/2/27 (b)	$4,488,750	$4,503,024
CP Atlas Buyer, Inc., 5.25% (LIBOR03M+450bps), 11/23/27 (b)	2,000,000	2,002,500
CP Atlas Buyer, Inc., 5.25% (LIBOR03M+450bps), 11/23/27 (b)	6,000,000	6,007,500
CPM Holdings, Inc., 2nd Lien Initial Term Loans, Second Lien, 8.41% (LIBOR01M+825bps), 11/16/26 (b)	2,000,000	1,847,500
CPM Holdings, Inc., Initial Term Loans, First Lien, 3.91% (LIBOR01M+375bps), 11/17/25 (b)	2,940,000	2,861,914
Crown Finance US, Inc., 7.15%, 5/23/24 (c)	1,107,435	1,314,159
Dayco Products, LLC, Term Loans, First Lien, 4.48% (LIBOR03M+425bps), 5/19/24 (b)	7,720,000	5,882,640
DELTA AIR LINES, Inc. and SKYMILES IP LTD, Initial Term Loan, First Lien, 4.75% (LIBOR03M+375bps), 9/16/27 (b)	7,500,000	7,765,050
Delta Air Lines, Inc., Term Loan, First Lien, 5.75% (LIBOR03M+475bps), 4/27/23 (b)	8,706,250	8,829,095
Diamond Sports Group, LLC, Term Loan, First Lien, 3.40% (LIBOR01M+325bps), 8/24/26 (b)	3,979,849	3,506,406
Dole Food Company, Inc., Tranche B Term Loan, First Lien, 3.75% (LIBOR01M+275bps), 3/24/24 (b)	6,839,640	6,822,540
Dynasty Acquisition Co., Inc., 2020 Specified Refi Term B-1 Loans, First Lien, 3.75% (LIBOR03M+350bps), 4/6/26 (b)	3,596,434	3,416,612
Endo Luxembourg Finance Company I S.a.r.l., Initial Term Loans, First Lien, 5.00% (LIBOR03M+425bps), 4/29/24 (b)	7,890,725	7,752,637
Engineered Machinery Holdings, Inc., Initial Term Loans, First Lien, 4.00% (LIBOR03M+300bps), 7/19/24 (b)	3,742,922	3,727,726
First Brands Group LLC, Tranche B-3 Term Loan, First Lien, 8.50% (LIBOR03M+750bps), 2/2/24 (b)	7,899,840	7,860,341
Forterra Finance LLC, Replacement Term Loan, First Lien, 4.00% (LIBOR01M+300bps), 10/25/23 (b)	2,554,608	2,555,144
Froneri International Ltd., Facility B2 Loan, First Lien, 2.40% (LIBOR01M+225bps), 1/30/27 (b) (c)	2,000,000	1,978,000
Froneri International Ltd., Facility B2 Loan, First Lien, 2.40% (LIBOR01M+225bps), 1/31/27 (b)	4,975,000	4,920,275
Gates Global, LLC, Initial B-2 Dollar Term Loan, First Lien, 3.75% (LIBOR01M+275bps), 3/31/24 (b)	6,039,312	6,017,510
Global Medical Response, Inc., 5.75% (LIBOR06M+475bps), 10/2/25 (b) (c)	5,000,000	4,958,350
Golden Nugget, Inc., Senior Secured Term Loan, First Lien, 3.25% (LIBOR02M+250bps), 10/4/23 (b)	4,971,945	4,789,376
Graham Packaging, Initial Term Loans, First Lien, 4.50% (LIBOR01M+375bps), 7/28/27 (b)	6,857,627	6,873,948
GTT Communications, Inc., U.S. Term Loan, First Lien, 3.00% (LIBOR03M+275bps), 5/31/25 (b) (h)	2,638,487	2,053,851
Gulf Finance, LLC, Term Loan B, First Lien, 6.25% (LIBOR01M+525bps), 8/25/23 (b)	3,994,581	3,003,086
Hillman Group, Inc., Term Loan B, First Lien, 4.15% (LIBOR01M+400bps), 5/31/25 (b) (c)	5,969,543	5,936,890

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Holley Purchaser, Inc., Initial Term Loan, First Lien, 5.21% (LIBOR03M+500bps), 10/26/25 (b)	$4,312,000	$4,185,357
Hub International Ltd., Term Loan B, First Lien, 2.96% (LIBOR03M+275bps), 4/25/25 (b)	7,312,500	7,173,124
iHeartCommunications, Inc., Second Amendment, Incremental Term Loan, First Lien (LIBOR01M+400bps), 5/1/26 (b) (c)	2,000,000	1,998,340
iHeartCommunications, Inc., Term Loans, First Lien, 3.15% (LIBOR01M+300bps), 5/1/26 (b)	4,950,000	4,863,375
Innio North America Holding, Inc., Facility B USD, First Lien, 3.23% (LIBOR06M+300bps), 11/6/25 (b)	5,939,394	5,568,182
Intelsat Jackson Holdings S.A., DIP Term Loan Commitment, First Lien, 6.50% (LIBOR06M+550bps), 7/13/21 (b)	4,172,613	4,249,807
Intelsat Jackson Holdings S.A., Term B-3, First Lien, 8.00% (PRIME+475bps), 11/27/23 (b)	6,750,000	6,834,375
Janus International Group, LLC, Initial Term Loan, First Lien, 4.75% (LIBOR03M+375bps), 2/9/25 (b)	5,886,919	5,828,050
Kindred Healthcare LLC., Term Loan New, First Lien, 5.19% (LIBOR01M+500bps), 7/2/25 (b)	5,880,000	5,865,300
LABL, Inc., Initial Dollar Term Loan, First Lien, 4.65% (LIBOR01M+450bps), 7/2/26 (b)	6,442,255	6,436,199
LBM Acquisition LLC, Delayed Draw Term Loan, First Lien, 12/8/27 (c) (g)	1,212,121	1,210,861
LBM Acquisition LLC, Initial Term Loan, First Lien, 12/8/27 (c)	5,454,545	5,448,872
Leslie's Poolmart, Inc., Tranche B Term Loans, First Lien, 3.65% (LIBOR01M+350bps), 8/16/23 (b)	5,593,109	5,581,475
Lifepoint Health, Inc., Term B Loans, First Lien, 3.90% (LIBOR01M+375bps), 11/16/25 (b)	4,934,991	4,915,893
LifeScan Global Corp., Initial Term Loan, First Lien, 6.23% (LIBOR03M+600bps), 6/19/24 (b)	3,096,000	2,941,200
LifeScan Global Corp., Initial Term Loan, Second Lien, 9.73% (LIBOR03M+950bps), 6/19/25 (b)	2,250,000	1,949,063
Meredith Corp., Tranche B-3 Term Loans, First Lien, 5.25% (LIBOR03M+425bps), 1/31/25 (b)	5,972,494	5,999,370
MHI Holdings, LLC, Initial Term Loans, First Lien, 5.15% (LIBOR01M+500bps), 9/20/26 (b)	8,924,952	8,880,327
Mileage Plus Holdings LLC, Initial Term Loan, First Lien, 6.25% (LIBOR03M+525bps), 6/20/27 (b)	6,000,000	6,236,280
Navistar, Inc., Tranche B Term Loan, First Lien, 3.66% (LIBOR01M+350bps), 11/2/24 (b)	4,316,709	4,306,997
Ortho-Clinical Diagnostics, Inc., Term Loan B New, First Lien, 3.40% (LIBOR01M+325bps), 6/30/25 (b) (c)	2,000,000	1,969,000
Ortho-Clinical Diagnostics, Inc., Term Loan B New, First Lien, 3.40% (LIBOR01M+325bps), 5/22/25 (b)	3,552,683	3,497,616
Packaging Coordinators Midco, Inc., 4.50% (LIBOR06M+375bps), 12/1/27 (b)	4,500,000	4,500,000
Panther BF Aggregator 2 L P, Initial Dollar Term Loan, First Lien, 3.65% (LIBOR01M+350bps), 4/30/26 (b)	6,787,500	6,752,137
PG&E CORP, TL, First Lien, 5.50% (LIBOR03M+450bps), 6/23/25 (b)	7,960,000	8,041,590

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Pluto Acquisition I, Inc., 2020, Incremental Term Loans, First Lien, 6/20/26 (c)	$1,000,000	$1,000,000
Pluto Acquisition I, Inc., Initial Term Loans, First Lien, 5.15% (LIBOR01M+500bps), 6/18/26 (b)	5,417,500	5,390,413
Ply Gem Midco, Inc., Term Loan, First Lien, 3.90% (LIBOR01M+375bps), 4/14/25 (b)	5,835,091	5,820,503
Precyse Acquisition Corp., Term Loan, First Lien, 5.50% (LIBOR01M+450bps), 10/20/22 (b)	6,619,054	6,563,189
Radiology Partners, Inc., Term Loan New, First Lien, 4.40% (LIBOR01M+425bps), 7/9/25 (b)	2,862,832	2,810,957
Radiology Partners, Inc., Term Loan New, First Lien, 5.29% (LIBOR12M+425bps), 7/9/25 (b)	3,338,971	3,278,468
Revint Intermediate II LLC, 5.75% (LIBOR01M+500bps), 10/15/27 (b)	6,500,000	6,413,355
Reynolds Group Holdings, Inc., 2017, Incremental US Term Loans, First Lien, 2.90% (LIBOR01M+275bps), 2/5/23 (b)	1,122,333	1,116,722
Robertshaw US Holding Corp., 2nd Lien Initial Term Loans, Second Lien, 9.00% (LIBOR01M+800bps), 2/15/26 (b)	4,000,000	3,120,000
Robertshaw US Holding Corp., Term Loan B, First Lien, 4.50% (LIBOR01M+350bps), 2/15/25 (b)	1,945,000	1,813,713
Ryan Specialty Group LLC, TL, First Lien, 4.00% (LIBOR01M+325bps), 9/1/27 (b)	4,987,500	4,968,797
Sabert Corp., Initial Term Loans, First Lien, 5.50% (LIBOR01M+450bps), 12/10/26 (b)	5,802,331	5,778,136
SIWF Holdings, Inc., Initial Term Loan, First Lien, 4.40% (LIBOR01M+425bps), 6/15/25 (b)	6,877,099	6,811,217
SIWF Holdings, Inc., Initial Term Loan, Second Lien, 8.65% (LIBOR01M+850bps), 5/26/26 (b)	1,500,000	1,427,820
Spectacle Gary Holdings LLC, Closing Date Term Loan, First Lien, 11.00% (LIBOR03M+900bps), 12/23/25 (b)	5,594,595	5,594,595
Spectacle Gary Holdings LLC, Delayed Draw Term Loan Commitment, First Lien, 11.25% (PRIME+800bps), 12/23/25 (b)	405,405	405,405
SRS Distribution, Inc., First Amendment, Incremental Term Loans, First Lien, 4.40% (LIBOR01M+425bps), 5/23/25 (b)	2,475,000	2,465,719
SRS Distribution, Inc., Initial Term Loans, First Lien, 3.15% (LIBOR01M+300bps), 5/19/25 (b)	3,910,000	3,842,983
Standard Aero Ltd., 2020 SPCFD Refi Term B-2 Loans, First Lien, 3.72% — 3.75% (LIBOR03M+350bps), 4/6/26 (b)	1,933,566	1,836,888
Station Casinos LLC, Term B-1 Facility Loans, First Lien, 2.50% (LIBOR01M+225bps), 2/8/27 (b)	4,468,918	4,394,599
Surgery Center Holdings, Inc., Initial Term Loans, First Lien, 4.25% (LIBOR01M+325bps), 8/31/24 (b)	4,068,207	3,993,068
Tailwind Smith Cooper Intermediate Corp., 2nd Lien Initial Term Loans, Second Lien, 9.15% (LIBOR01M+900bps), 5/28/27 (b)	3,000,000	2,487,510
Tailwind Smith Cooper Intermediate Corp., Initial Term Loans, First Lien, 5.15% (LIBOR01M+500bps), 5/28/26 (b)	4,937,500	4,652,359
Team Health Holdings, Inc., Initial Term Loans, First Lien, 3.75% (LIBOR01M+275bps), 2/6/24 (b)	6,658,474	5,912,991
TENNECo., Inc., Tranche B Term Loan, First Lien, 3.15% (LIBOR01M+300bps), 6/18/25 (b)	3,377,634	3,287,552

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
The Men's Wearhouse LLC, Term Loan, First Lien, 9.00% (LIBOR01M+800bps), 12/1/25 (b)	$2,698,999	$2,267,159
Thor Industries, Inc., Term Loan B, First Lien, 3.94% (LIBOR01M+375bps), 2/1/26 (b)	5,753,496	5,739,112
Titan Acquisition Ltd., Initial Term Loan, First Lien, 3.27% (LIBOR06M+300bps), 3/28/25 (b)	4,842,841	4,712,423
U.S. Renal Care, Inc., Initial Term Loan, First Lien, 5.15% (LIBOR01M+500bps), 6/26/26 (b)	5,937,424	5,900,316
Univision Communications, Inc., 2020 Replacement New First-Lien Term Loans, First Lien, 4.75% (LIBOR01M+375bps), 3/24/26 (b)	6,000,767	5,998,247
USI, Inc., 2017 New Term Loans, First Lien, 3.22% — 3.25% (LIBOR03M+300bps), 5/16/24 (b)	5,753,302	5,665,794
Utz Quality Foods, LLC, Initial Term Loan, First Lien, 3.65% (LIBOR01M+350bps), 11/14/24 (b)	4,966,167	4,946,501
Verscend Holding Corp, Term B Loans, First Lien, 4.65% (LIBOR01M+450bps), 8/10/25 (b)	2,895,366	2,889,575
Vertex Aerospace Services Corp, Term Loan B, First Lien, 4.65% (LIBOR01M+450bps), 6/16/25 (b)	2,925,000	2,910,375
Waystar Technologies, Inc., 4.75% (LIBOR01M+400bps), 10/22/26 (b)	6,483,750	6,467,541
Weber-Stephen Products LLC, 4.00% (LIBOR01M+325bps), 10/20/27 (b)	6,000,000	6,003,000
White Capital Buyer LLC, 4.50% (LIBOR06M+400bps), 10/19/27 (b)	7,500,000	7,490,625
WP CPP Holdings, LLC, Term Loan Second Lien, Second Lien, 8.75% (LIBOR03M+775bps), 4/30/26 (b)	2,000,000	1,657,500
WP CPP Holdings, LLC, Term Loans, First Lien, 4.75% (LIBOR03M+375bps), 4/30/25 (b)	3,912,183	3,646,702
Zaxby's Operating Company LLC, Second Lien Initial Loans, Second Lien, 12/9/28 (c)	6,000,000	6,060,000
Total Senior Secured Loans (Cost $532,790,358)		528,173,225
Corporate Bonds (16.3%)
Consumer Discretionary (5.5%):
Affinity Gaming, 6.88%, 12/15/27, Callable 12/1/23 @ 103.44 (e)	5,000,000	5,228,750
Diamond Sports Group LLC/Diamond Sports Finance Co., 6.63%, 8/15/27, Callable 8/15/22 @ 103.31 (d) (e)	5,000,000	3,024,600
Michaels Stores, Inc., 8.00%, 7/15/27, Callable 7/15/22 @ 104 (e)	5,000,000	5,409,900
PetSmart, Inc., 8.88%, 6/1/25, Callable 1/22/21 @ 104.44 (e)	3,000,000	3,082,470
Scientific Games International, Inc.
8.63%, 7/1/25, Callable 7/1/22 @ 104.31 (e)	1,000,000	1,095,400
8.25%, 3/15/26, Callable 3/15/22 @ 104.13 (e)	6,000,000	6,461,700
Tenneco, Inc., 7.88%, 1/15/29, Callable 1/15/24 @ 103.94 (e)	6,000,000	6,736,800
The Enterprise Development Authority, 12.00%, 7/15/24, Callable 7/15/21 @ 109 (d) (e)	5,000,000	5,636,550
		36,676,170
Energy (2.5%):
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 9/15/24, Callable 1/27/21 @ 102.69	3,000,000	2,932,590
Antero Resources Corp.
5.63%, 6/1/23, Callable 2/11/21 @ 101.41	1,000,000	977,850
8.38%, 7/15/26, Callable 1/15/24 @ 104.19 (c) (e)	5,000,000	5,087,550

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Callon Petroleum Co., 9.00%, 4/1/25, Callable 10/1/22 @ 105 (e)	$2,000,000	$1,802,920
Occidental Petroleum Corp., 5.50%, 12/1/25, Callable 9/1/25 @ 100	1,500,000	1,563,240
QEP Resources, Inc., 5.25%, 5/1/23, Callable 2/1/23 @ 100	500,000	527,350
Range Resources Corp., 5.00%, 3/15/23, Callable 12/15/22 @ 100	2,000,000	1,960,040
SM Energy Co., 6.75%, 9/15/26, Callable 9/15/21 @ 103.38	2,000,000	1,629,580
		16,481,120
Financials (3.5%):
Capitol Investment Merger Sub 2 LLC, 10.00%, 8/1/24, Callable 8/1/21 @ 105 (e)	2,500,000	2,727,325
Compass Group Diversified Holdings LLC, 8.00%, 5/1/26, Callable 5/1/21 @ 104 (d) (e)	5,000,000	5,251,450
LABL Escrow Issuer LLC, 10.50%, 7/15/27, Callable 7/15/22 @ 105.25 (d) (e)	6,500,000	7,324,720
Wolverine Escrow LLC
9.00%, 11/15/26, Callable 11/15/22 @ 106.75 (e)	4,500,000	4,258,620
13.13%, 11/15/27, Callable 11/15/22 @ 109.84 (e)	4,750,000	3,822,088
		23,384,203
Health Care (1.9%):
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 7.38%, 6/1/25, Callable 6/1/22 @ 103.69 (d) (e)	2,000,000	2,123,680
Radiology Partners, Inc., 9.25%, 2/1/28, Callable 2/1/23 @ 104.63 (d) (e)	2,500,000	2,808,700
Surgery Center Holdings, Inc., 10.00%, 4/15/27, Callable 4/15/22 @ 105 (e)	500,000	550,235
Tenet Healthcare Corp., 6.13%, 10/1/28, Callable 10/1/23 @ 103.06 (e)	7,000,000	7,288,540
		12,771,155
Industrials (2.5%):
American Airlines, Inc., 11.75%, 7/15/25 (e)	3,000,000	3,460,860
Apex Tool Group LLC/BC Mountain Finance, Inc., 9.00%, 2/15/23, Callable 2/11/21 @ 101 (e)	4,000,000	3,906,000
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 6/20/27, Callable 6/30/23 @ 103.25 (e)	4,000,000	4,318,720
Picasso Finance Sub, Inc., 6.13%, 6/15/25, Callable 6/15/22 @ 103.06 (d) (e)	1,000,000	1,070,040
SRS Distribution, Inc., 8.25%, 7/1/26, Callable 7/1/21 @ 104.13 (d) (e)	3,000,000	3,187,500
		15,943,120
Information Technology (0.4%):
Colt Merger Sub, Inc., 8.13%, 7/1/27, Callable 7/1/23 @ 104.06 (e)	2,500,000	2,767,050
Total Corporate Bonds (Cost $103,300,412)		108,022,818
Yankee Dollars (1.7%)
Energy (0.7%):
Husky Holding Ltd. PIK, 13.00%, 2/15/25, Callable 2/15/21 @ 109.75 (d) (e) (f)	4,500,000	4,896,810
Industrials (0.6%):
Algeco Global Finance 2 PLC, 10.00%, 8/15/23, Callable 1/22/21 @ 105 (d) (e)	4,000,000	4,070,000

See notes to financial statements.

Victory Portfolios Victory Floating Rate Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Materials (0.4%):
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 4/15/26, Callable 4/15/21 @ 103.88 (d) (e)	$2,500,000	$2,598,650
Total Yankee Dollars (Cost $10,894,649)		11,565,460
Total Investments (Cost $647,177,790) — 97.6%		647,953,874
Other assets in excess of liabilities — 2.4%		16,008,197
NET ASSETS — 100.00%		$663,962,071

(a)  Amount represents less than 0.05% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2020.

(c)  Security or a portion of the security purchased on a delayed-delivery and/or when-issued basis.

(d)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(e)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2020, the fair value of these securities was $109,997,628 and amounted to 16.6% of net assets.

(f)  Cash interest 13.0%, PIK interest 13.75%.

(g)  The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. At December 31, 2020, the Fund held unfunded or partially unfunded loan commitments of $1,210,861, which included a $2,679 unrealized gain.

(h)  Defaulted security.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2020, based on the last reset date of the security

LIBOR02M — 2 Month US Dollar LIBOR, rate disclosed as of December 31, 2020, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2020, based on the last reset date of the security

LIBOR06M — 6 Month US Dollar LIBOR, rate disclosed as of December 31, 2020, based on the last reset date of the security

LIBOR12M — 12 Month US Dollar LIBOR, rate disclosed as of December 31, 2020, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

PIK — Payment-in-Kind

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments December 31, 2020
Security Description	Principal Amount	Value
Asset-Backed Securities (2.6%)
CarMax Auto Owner Trust, Series 2018-4, Class A3, 3.36%, 9/15/23, Callable 12/15/22 @ 100	$268,738	$274,669
Enterprise Fleet Financing LLC, Series 2019-1, Class A2, 2.98%, 10/22/24 (a)	105,978	107,750
Hyundai Auto Receivables Trust, Series 2019-B, Class A4, 2.00%, 4/15/25, Callable 9/15/23 @ 100 (b)	400,000	415,196
Taco Bell Funding LLC, Series 2018-1A, Class A2I, 4.32%, 11/25/48, Callable 5/25/21 @ 100 (a)	294,000	298,657
Verizon Owner Trust, Series 2017-3A, Class B, 2.38%, 4/20/22, Callable 2/20/21 @ 100 (a) (b)	320,721	321,272
Verizon Owner Trust, Series 2019-C, Class A1A, 1.94%, 4/22/24, Callable 12/20/22 @ 100 (b)	1,296,000	1,323,532
Total Asset-Backed Securities (Cost $2,742,670)		2,741,076
Collateralized Mortgage Obligations (2.9%)
CGMS Commercial Mortgage Trust, Series 2017-B1, Class A4, 3.46%, 8/15/50 (b)	590,000	668,647
COMM Mortgage Trust, Series 2015-PC1, Class A5, 3.90%, 7/10/50, Callable 5/10/25 @ 100 (b)	250,000	279,692
GS Mortgage Securities Trust, Series 2013-GC12, Class AS, 3.38%, 6/10/46, Callable 5/10/23 @ 100	300,000	313,198
GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45, Callable 2/10/22 @ 100 (b)	499,213	506,072
GS Mortgage Securities Trust, Series 2019-GC42, Class A4, 3.00%, 9/1/52 (b)	690,000	770,139
Hilton USA Trust, Series 2016-SFP, Class A, 2.83%, 11/5/35 (a) (b)	500,000	501,352
Total Collateralized Mortgage Obligations (Cost $2,937,232)		3,039,100
Corporate Bonds (51.5%)
Communication Services (7.1%):
AT&T, Inc.
4.30%, 2/15/30, Callable 11/15/29 @ 100 (b)	1,000,000	1,193,570
3.50%, 9/15/53, Callable 3/15/53 @ 100 (a) (b)	900,000	904,995
Charter Communications Operating LLC/Charter Communications Operating Capital, 2.30%, 2/1/32, Callable 11/1/31 @ 100	1,700,000	1,697,756
T-Mobile USA, Inc.
3.88%, 4/15/30, Callable 1/15/30 @ 100 (a) (b)	1,300,000	1,502,917
4.50%, 4/15/50, Callable 10/15/49 @ 100 (a)	170,000	210,662
3.30%, 2/15/51, Callable 8/15/50 @ 100 (a)	300,000	308,250
ViacomCBS, Inc.
4.20%, 5/19/32, Callable 2/19/32 @ 100 (b)	950,000	1,141,957
4.38%, 3/15/43	150,000	177,120
4.95%, 5/19/50, Callable 11/19/49 @ 100 (c)	250,000	324,578
		7,461,805

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Consumer Discretionary (3.0%):
General Motors Co., 6.80%, 10/1/27, Callable 8/1/27 @ 100 (b)	$1,420,000	$1,826,603
Hasbro, Inc., 3.90%, 11/19/29, Callable 8/19/29 @ 100 (b) (c)	1,250,000	1,419,088
		3,245,691
Consumer Staples (3.4%):
BAT Capital Corp.
3.46%, 9/6/29, Callable 6/6/29 @ 100 (b)	1,500,000	1,653,150
2.73%, 3/25/31, Callable 12/25/30 @ 100	300,000	310,569
Campbell Soup Co., 3.13%, 4/24/50, Callable 10/24/49 @ 100	300,000	317,409
Kraft Heinz Foods Co., 4.25%, 3/1/31, Callable 12/1/30 @ 100 (a)	1,200,000	1,340,220
		3,621,348
Energy (10.8%):
Devon Energy Corp., 5.00%, 6/15/45, Callable 12/15/44 @ 100 (c)	500,000	586,230
Halliburton Co., 2.92%, 3/1/30, Callable 12/1/29 @ 100	1,300,000	1,377,779
Hess Corp., 4.30%, 4/1/27, Callable 1/1/27 @ 100 (b)	1,400,000	1,543,010
Marathon Oil Corp., 4.40%, 7/15/27, Callable 4/15/27 @ 100 (b)	1,550,000	1,721,491
Marathon Petroleum Corp., 4.50%, 4/1/48, Callable 10/1/47 @ 100	250,000	278,543
MPLX LP
4.80%, 2/15/29, Callable 11/15/28 @ 100 (b) (c)	1,500,000	1,802,084
5.50%, 2/15/49, Callable 8/15/48 @ 100	100,000	131,817
ONEOK, Inc., 3.40%, 9/1/29, Callable 6/1/29 @ 100 (b)	1,400,000	1,502,214
The Williams Companies, Inc., 3.50%, 11/15/30, Callable 8/15/30 @ 100 (c)	1,000,000	1,134,040
Transcontinental Gas Pipe Line Co. LLC, 3.95%, 5/15/50, Callable 11/15/49 @ 100	500,000	565,541
Valero Energy Corp., 4.00%, 4/1/29, Callable 1/1/29 @ 100 (b)	900,000	1,012,806
		11,655,555
Financials (10.4%):
Apollo Management Holdings LP, 4.87%, 2/15/29, Callable 11/15/28 @ 100 (a)	1,000,000	1,187,920
Arch Capital Group Ltd., 3.64%, 6/30/50, Callable 12/30/49 @ 100 (c)	900,000	1,044,053
Bank of America Corp., 2.83%, 10/24/51, MTN, Callable 10/24/50 @ 100 (d)	1,000,000	1,039,560
CNA Financial Corp., 2.05%, 8/15/30, Callable 5/15/30 @ 100 (b) (c)	2,010,000	2,071,003
Ford Motor Credit Co. LLC, 4.00%, 11/13/30, Callable 8/13/30 @ 100	900,000	945,603
General Motors Financial Co., Inc., 3.60%, 6/21/30, Callable 3/21/30 @ 100 (b) (c)	900,000	1,001,430
Huntington Bancshares, Inc., 2.55%, 2/4/30, Callable 11/4/29 @ 100 (b)	600,000	644,640
Jefferies Group LLC, 2.75%, 10/15/32, Callable 7/15/32 @ 100 (b)	1,200,000	1,258,308
Wells Fargo & Co.
3.07% (SOFR+253bps), 4/30/41, Callable 4/30/40 @ 100 (d)	250,000	271,063
3.90%, 5/1/45 (b)	500,000	622,300
Willis North America, Inc., 3.88%, 9/15/49, Callable 3/15/49 @ 100	850,000	1,040,630
		11,126,510

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Health Care (5.1%):
AbbVie, Inc.
3.20%, 11/21/29, Callable 8/21/29 @ 100	$1,000,000	$1,126,400
4.25%, 11/21/49, Callable 5/21/49 @ 100	800,000	1,006,240
Becton Dickinson & Co.
2.82%, 5/20/30, Callable 2/20/30 @ 100 (b) (c)	1,000,000	1,099,730
3.79%, 5/20/50, Callable 11/20/49 @ 100	600,000	713,028
CVS Health Corp.
3.25%, 8/15/29, Callable 5/15/29 @ 100 (b)	750,000	844,583
4.25%, 4/1/50, Callable 10/1/49 @ 100 (b)	500,000	625,375
		5,415,356
Industrials (5.8%):
General Electric Co.
3.63%, 5/1/30, Callable 2/1/30 @ 100	1,700,000	1,937,779
4.35%, 5/1/50, Callable 11/1/49 @ 100	300,000	362,904
Northrop Grumman Corp., 5.25%, 5/1/50, Callable 11/1/49 @ 100 (b)	400,000	594,272
The Boeing Co.
5.04%, 5/1/27, Callable 3/1/27 @ 100 (b)	1,300,000	1,521,065
5.15%, 5/1/30, Callable 2/1/30 @ 100	1,400,000	1,694,546
		6,110,566
Information Technology (3.9%):
Broadcom, Inc.
4.11%, 9/15/28, Callable 6/15/28 @ 100 (b)	736,000	841,807
4.75%, 4/15/29, Callable 1/15/29 @ 100 (b)	1,300,000	1,550,900
KLA Corp.
4.10%, 3/15/29, Callable 12/15/28 @ 100 (b)	750,000	898,860
3.30%, 3/1/50, Callable 8/28/49 @ 100	750,000	846,233
		4,137,800
Materials (2.0%):
Steel Dynamics, Inc., 3.45%, 4/15/30, Callable 1/15/30 @ 100 (b)	1,900,000	2,150,724
Total Corporate Bonds (Cost $52,673,222)		54,925,355
Residential Mortgage-Backed Securities (0.2%)
Bank of America Funding Corp., Series 2004-2, Class 1CB1, 5.75%, 9/20/34, Callable 3/20/28 @ 100 (b)	58,841	61,411
Countrywide Home Loans, Inc., Series 2004-5, Class 2A9, 5.25%, 5/25/34, Callable 1/25/21 @ 100 (b)	83,018	88,528
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A1, 5.50%, 10/25/20, Callable 5/25/31 @ 100 (b)	1,665	1,654
JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1, 3.34%, 2/25/35, Callable 1/25/21 @ 100 (b) (e)	18,470	18,470
Total Residential Mortgage-Backed Securities (Cost $164,855)		170,063

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Principal Amount	Value
Yankee Dollars (9.3%)
Communication Services (1.5%):
Rogers Communications, Inc., 3.70%, 11/15/49, Callable 5/15/49 @ 100	$400,000	$471,752
Vodafone Group PLC
4.38%, 2/19/43 (b)	650,000	806,566
5.25%, 5/30/48	250,000	347,105
		1,625,423
Financials (4.5%):
Credit Suisse Group AG, 3.87% (LIBOR03M+141bps), 1/12/29, Callable 1/12/28 @ 100 (a) (b) (d)	1,750,000	1,981,613
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.40%, 5/1/30, Callable 2/1/30 @ 100 (a) (b)	1,650,000	1,874,499
Sumitomo Mitsui Financial Group, Inc., 3.20%, 9/17/29 (b)	750,000	818,798
		4,674,910
Industrials (1.5%):
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 7/21/27, Callable 4/21/27 @ 100 (b)	1,500,000	1,624,335
Materials (1.8%):
Vale Overseas Ltd., 3.75%, 7/8/30, Callable 4/8/30 @ 100 (b) (c)	1,800,000	2,008,151
Total Yankee Dollars (Cost $9,409,145)		9,932,819
U.S. Government Mortgage-Backed Agencies (0.1%)
Federal National Mortgage Association
Series 2018-M1, Class A2, 2.98%, 12/25/27 (e)	65,000	73,964
3.50%, 7/1/43 (b)	65,690	71,216
		145,180
Total U.S. Government Mortgage-Backed Agencies (Cost $129,775)		145,180
U.S. Treasury Obligations (24.1%)
U.S. Treasury Bonds
2.25%, 8/15/49	175,000	200,402
2.38%, 11/15/49	190,000	223,339
1.38%, 8/15/50	500,000	468,281
U.S. Treasury Notes
0.13%, 4/30/22 (b)	11,960,000	11,962,336
0.13%, 6/30/22 (b)	6,300,000	6,300,984
0.13%, 9/30/22 (b)	850,000	850,033
0.13%, 11/30/22	1,100,000	1,100,086
1.75%, 7/31/24 (b)	850,000	896,551
1.25%, 8/31/24	100,000	103,727
0.25%, 6/30/25 (b)	3,550,000	3,540,848
Total U.S. Treasury Obligations (Cost $25,577,468)		25,646,587

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares or Principal Amount	Value
Exchange-Traded Funds (6.9%)
iShares iBoxx High Yield Corporate Bond ETF (b)	$30,000	$2,619,000
SPDR Bloomberg Barclays High Yield Bond ETF (b)	25,000	2,723,500
VanEck Vectors Fallen Angel High Yield Bond ETF (b)	63,000	2,022,300
Total Exchange-Traded Funds (Cost $7,016,024)		7,364,800
Collateral for Securities Loaned^ (4.2%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (f)	77,643	77,643
Fidelity Investments Money Market Government Portfolio, Class I, 0.01% (f)	2,667,491	2,667,491
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (f)	38,748	38,748
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (f)	308,962	308,962
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (f)	1,389,153	1,389,153
Total Collateral for Securities Loaned (Cost $4,481,997)		4,481,997
Total Investments (Cost $105,132,388) — 101.8%		108,446,977
Liabilities in excess of other assets — (1.8)%		(1,927,644)
NET ASSETS — 100.00%		$106,519,333

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2020, the fair value of these securities was $10,540,107 and amounted to 9.9% of net assets.

(b)  All or a portion of this security has been segregated as collateral for derivative instruments.

(c)  All or a portion of this security is on loan.

(d)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2020.

(e)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at December 31, 2020.

(f)  Rate disclosed is the daily yield on December 31, 2020.

bps — Basis points

ETF — Exchange-Traded Fund

LIBOR — London InterBank Offered Rate

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2020, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

See notes to financial statements.

Victory Portfolios Victory Strategic Income Fund	Schedule of Portfolio Investments — continued December 31, 2020

Futures Contracts Purchased

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Futures	35	3/31/21	$7,727,370	$7,734,180	$6,810
30-Year U.S. Treasury Bond Futures	75	3/22/21	13,078,961	12,989,062	(89,899)
					$(83,089)

Futures Contracts Sold

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Futures	161	3/22/21	$25,238,544	$25,173,860	$64,684
10-Year U.S. Treasury Note Future	1	3/22/21	137,294	138,078	(784)
Ultra Long Term U.S. Treasury Bond Futures	9	3/22/21	1,913,283	1,922,062	(8,779)
					$55,121
	Total unrealized appreciation				$71,494
	Total unrealized depreciation				(99,462)
	Total net unrealized appreciation (depreciation)				$(27,968)

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities December 31, 2020
	Victory INCORE Investment Quality Bond Fund		Victory INCORE Low Duration Bond Fund	Victory High Yield Fund
ASSETS:
Investments, at value (Cost $28,200,596, $250,710,862 and $255,131,343)	$29,811,339	(a)	$256,198,370 (b)	$266,319,162	(c)
Cash and cash equivalents	240,065		1,228,450	8,940,427
Deposit with brokers for futures contracts	160,693		999,536	—
Deposit with brokers for swap agreements	251,831		1,847,277	—
Receivables:
Interest and dividends	192,793		1,189,363	3,966,692
Capital shares issued	52,954		179,637	841,052
Investments sold	56,713		2,000,951	1,221,697
Variation margin on open futures contracts	2,906		—	—
From Adviser	23,178		21,150	46,445
Prepaid expenses	14,298		19,299	12,891
Total Assets	30,806,770		263,684,033	281,348,366
LIABILITIES:
Payables:
Collateral received on loaned securities	321,882		2,086,831	23,143,667
Distributions	1,284		37,959	215,028
Investments purchased	106,281		864,753	4,794,364
Capital shares redeemed	11,931		163,066	344,721
Variation margin on open futures contracts	328		8,281	—
Accrued expenses and other payables:
Investment advisory fees	12,890		97,781	124,910
Administration fees	1,587		13,284	13,043
Custodian fees	1,264		3,045	4,816
Transfer agent fees	8,034		39,077	39,044
Compliance fees	21		175	168
Trustees' fees	1		10	3
12b-1 fees	4,213		18,244	19,542
Other accrued expenses	15,518		31,533	30,537
Total Liabilities	485,234		3,364,039	28,729,843
NET ASSETS:
Capital	28,519,028		285,708,012	248,869,810
Total accumulated earnings/(loss)	1,802,508		(25,388,018)	3,748,713
Net Assets	$30,321,536		$260,319,994	$252,618,523
Net Assets
Class A Shares	$21,422,701		$70,357,238	$38,735,454
Class C Shares	2,526,134		23,504,391	25,957,459
Class R Shares	3,602,712		1,128,526	19,248,274
Class Y Shares	2,769,989		165,329,839	168,677,336
Total	$30,321,536		$260,319,994	$252,618,523
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	2,084,173		6,896,953	5,669,833
Class C Shares	245,876		2,304,939	3,791,432
Class R Shares	349,629		110,650	2,810,107
Class Y Shares	269,807		16,201,081	24,812,779
Total	2,949,485		25,513,623	37,084,151
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$10.28		$10.20	$6.83
Class C Shares (d)	10.27		10.20	6.85
Class R Shares	10.30		10.20	6.85
Class Y Shares	10.27		10.20	6.80
Maximum Sales Charge — Class A Shares	2.25%		2.25%	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$10.52		$10.43	$6.99

(a)  Includes $314,857 of securities on loan.

(b)  Includes $2,032,604 of securities on loan.

(c)  Includes $22,083,156 of securities on loan.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities December 31, 2020
	Victory Tax-Exempt Fund		Victory High Income Municipal Bond Fund	Victory Floating Rate Fund
ASSETS:
Investments, at value (Cost $57,634,528, $42,712,800 and $647,177,790)	$62,809,871	(a)	$44,896,824	$647,953,874
Cash and cash equivalents	53,106		118,406	44,050,340
Receivables:
Interest and dividends	589,479		454,311	4,252,165
Capital shares issued	4,791		126,535	1,529,320
Investments sold	—		—	12,098,668
From Adviser	21,057		25,344	133,500
Prepaid expenses	14,111		26,918	49,610
Total Assets	63,492,415		45,648,338	710,067,477
LIABILITIES:
Payables:
Collateral received on loaned securities	1,867,505		—	—
Distributions	10,717		8,783	319,730
Investments purchased	—		—	43,788,160
Capital shares redeemed	55,317		62,367	1,369,215
Accrued expenses and other payables:
Investment advisory fees	26,183		17,868	353,021
Administration fees	3,214		2,180	32,997
Custodian fees	1,284		1,203	40,676
Transfer agent fees	10,239		5,985	79,428
Compliance fees	43		28	435
Trustees' fees	2		2	427
12b-1 fees	6,356		6,850	59,372
Other accrued expenses	15,465		13,878	61,945
Total Liabilities	1,996,325		119,144	46,105,406
NET ASSETS:
Capital	56,584,262		43,439,822	846,913,445
Total accumulated earnings/(loss)	4,911,828		2,089,372	(182,951,374)
Net Assets	$61,496,090		$45,529,194	$663,962,071
Net Assets
Class A Shares	$32,001,358		$26,330,042	$164,863,850
Class C Shares	6,496,664		9,377,811	94,884,537
Class R Shares	—		—	299,667
Class Y Shares	22,998,068		9,681,538	403,851,643
Member Class	—		139,803	62,374
Total	$61,496,090		$45,529,194	$663,962,071
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	3,219,448		2,429,836	17,654,463
Class C Shares	653,891		865,502	10,157,617
Class R Shares	—		—	32,104
Class Y Shares	2,314,678		893,408	43,215,368
Member Class	—		12,898	6,681
Total	6,188,017		4,201,644	71,066,233
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$9.94		$10.84	$9.34
Class C Shares (b)	9.94		10.84	9.34
Class R Shares	—		—	9.33
Class Y Shares	9.94		10.84	9.35
Member Class	—		10.84	9.34
Maximum Sales Charge — Class A Shares	2.25%		2.25%	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$10.17		$11.09	$9.55

(a)  Includes $1,827,738 of securities on loan.

(b)  Redemption price per share varies by the length of time shares are held.
See notes to financial statements.

Victory Portfolios	Statement of Assets and Liabilities December 31, 2020
	Victory Strategic Income Fund
ASSETS:
Investments, at value (Cost $105,132,388)	$108,446,977	(a)
Cash and cash equivalents	1,319,299
Deposit with brokers for futures contracts	389,393
Receivables:
Interest and dividends	593,296
Capital shares issued	887,179
Investments sold	2,327
Variation margin on open futures contracts	26,602
From Adviser	38,451
Prepaid expenses	19,437
Total Assets	111,722,961
LIABILITIES:
Payables:
Collateral received on loaned securities	4,481,997
Distributions	47,577
Investments purchased	500,099
Capital shares redeemed	28,817
Variation margin on open futures contracts	42,078
Accrued expenses and other payables:
Investment advisory fees	53,268
Administration fees	5,504
Custodian fees	2,348
Transfer agent fees	13,493
Compliance fees	72
Trustees' fees	2
12b-1 fees	9,130
Other accrued expenses	19,243
Total Liabilities	5,203,628
NET ASSETS:
Capital	102,349,480
Total accumulated earnings/(loss)	4,169,853
Net Assets	$106,519,333
Net Assets
Class A Shares	$40,993,244
Class C Shares	9,476,559
Class R Shares	2,989,106
Class Y Shares	53,060,424
Total	$106,519,333
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	3,742,089
Class C Shares	860,980
Class R Shares	271,382
Class Y Shares	4,870,757
Total	9,745,208
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$10.95
Class C Shares (b)	11.01
Class R Shares	11.01
Class Y Shares	10.89
Maximum Sales Charge — Class A Shares	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$11.20

(a)  Includes $4,381,534 of securities on loan.

(b)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2020
	Victory INCORE Investment Quality Bond Fund	Victory INCORE Low Duration Bond Fund	Victory High Yield Fund
Investment Income:
Dividends	$11,210	$92,222	$19,840
Interest	766,093	5,703,257	13,804,040
Securities lending (net of fees)	1,356	4,918	99,641
Total Income	778,659	5,800,397	13,923,521
Expenses:
Investment advisory fees	155,528	1,149,333	1,216,833
Administration fees	18,952	155,505	123,363
Sub-Administration fees	14,132	14,132	14,132
12b-1 fees — Class A Shares	54,247	162,183	80,682
12b-1 fees — Class C Shares	26,939	311,301	214,521
12b-1 fees — Class R Shares	17,312	5,458	89,746
Custodian fees	9,038	17,456	31,524
Transfer agent fees — Class A Shares	35,772	69,124	28,131
Transfer agent fees — Class C Shares	3,340	31,277	6,833
Transfer agent fees — Class R Shares	6,638	1,486	4,091
Transfer agent fees — Class Y Shares	4,145	166,591	197,488
Trustees' fees	3,944	22,001	16,168
Compliance fees	275	2,257	1,744
Legal and audit fees	12,715	28,818	27,260
State registration and filing fees	62,830	72,000	77,925
Interfund lending fees	—	64	—
Other expenses	19,889	50,257	45,619
Recoupment of prior expenses waived/reimbursed by Adviser	—	—	1,279
Total Expenses	445,696	2,259,243	2,177,339
Expenses waived/reimbursed by Adviser	(136,293)	(208,566)	(253,784)
Net Expenses	309,403	2,050,677	1,923,555
Net Investment Income (Loss)	469,256	3,749,720	11,999,966
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	789,843	901,300	(286,139)
Net realized gains (losses) from futures contracts	248,381	1,052,349	—
Net realized gains (losses) from swap agreements	(82,185)	(401,936)	—
Net change in unrealized appreciation/depreciation on investment securities	891,004	4,239,328	6,963,613
Net change in unrealized appreciation/depreciation on futures contracts	7,308	(23,960)	—
Net change in unrealized appreciation/depreciation on swap agreements	(14,094)	(120,813)	—
Net realized/unrealized gains (losses) on investments	1,840,257	5,646,268	6,677,474
Change in net assets resulting from operations	$2,309,513	$9,395,988	$18,677,440

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2020
	Victory Tax-Exempt Fund	Victory High Income Municipal Bond Fund	Victory Floating Rate Fund
Investment Income:
Dividends	$22,998	$37,301	$2,555
Interest	2,327,743	1,851,365	35,099,847
Securities lending (net of fees)	4,409	—	—
Total Income	2,355,150	1,888,666	35,102,402
Expenses:
Investment advisory fees	308,758	199,920	3,489,758
Administration fees	37,581	24,326	326,207
Sub-Administration fees	13,300	13,049	14,132
12b-1 fees — Class A Shares	75,952	48,778	340,656
12b-1 fees — Class C Shares	86,282	114,506	1,150,692
12b-1 fees — Class R Shares	—	—	1,396
Custodian fees	7,208	6,610	239,479
Transfer agent fees — Class A Shares	23,970	14,946	118,904
Transfer agent fees — Class C Shares	7,438	8,193	114,397
Transfer agent fees — Class R Shares	—	—	424
Transfer agent fees — Class Y Shares	28,466	7,468	279,291
Transfer agent fees — Member Class (a)	—	581	580
Trustees' fees	6,455	4,701	44,369
Compliance fees	545	352	4,671
Legal and audit fees	13,515	12,635	93,219
State registration and filing fees	48,325	50,917	89,574
Interfund lending fees	275	—	—
Other expenses	15,238	11,972	183,774
Total Expenses	673,308	518,954	6,491,523
Expenses waived/reimbursed by Adviser	(135,204)	(131,713)	(827,922)
Net Expenses	538,104	387,241	5,663,601
Net Investment Income (Loss)	1,817,046	1,501,425	29,438,801
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	799,972	894,229	(12,797,385)
Net change in unrealized appreciation/depreciation on investment securities	651,008	(455,689)	6,115,431
Net realized/unrealized gains (losses) on investments	1,450,980	438,540	(6,681,954)
Change in net assets resulting from operations	$3,268,026	$1,939,965	$22,756,847

(a)  Victory High Income Municipal Bond Fund and Victory Floating Rate Fund Member Class commenced operations on November 3, 2020.

See notes to financial statements.

Victory Portfolios	Statement of Operations For the Year Ended December 31, 2020
Victory Strategic Income Fund
Investment Income:
Dividends	$146,503
Interest	1,735,922
Securities lending (net of fees)	6,810
Total Income	1,889,235
Expenses:
Investment advisory fees	490,164
Administration fees	49,794
Sub-Administration fees	14,132
12b-1 fees — Class A Shares	91,508
12b-1 fees — Class C Shares	93,279
12b-1 fees — Class R Shares	14,700
Custodian fees	13,881
Transfer agent fees — Class A Shares	10,107
Transfer agent fees — Class C Shares	5,668
Transfer agent fees — Class R Shares	570
Transfer agent fees — Class Y Shares	34,024
Trustees' fees	6,825
Compliance fees	694
Legal and audit fees	17,956
State registration and filing fees	66,036
Other expenses	18,387
Total Expenses	927,725
Expenses waived/reimbursed by Adviser	(134,256)
Net Expenses	793,469
Net Investment Income (Loss)	1,095,766
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	3,924,638
Net realized gains (losses) from futures contracts	(267,319)
Net realized gains (losses) from swap agreements	(126,520)
Net change in unrealized appreciation/depreciation on investment securities	1,631,194
Net change in unrealized appreciation/depreciation on futures contracts	42,119
Net change in unrealized appreciation/depreciation on swap agreements	20,150
Net realized/unrealized gains (losses) on investments	5,224,262
Change in net assets resulting from operations	$6,320,028

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets
	Victory INCORE Investment Quality Bond Fund		Victory INCORE Low Duration Bond Fund		Victory High Yield Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$469,256	$668,632	$3,749,720	$5,596,772	$11,999,966	$8,072,654
Net realized gains (losses) from investments	956,039	458,868	1,551,713	(1,554,338)	(286,139)	928,393
Net change in unrealized appreciation/ depreciation on investments	884,218	1,246,028	4,094,555	6,190,500	6,963,613	8,834,338
Change in net assets resulting from operations	2,309,513	2,373,528	9,395,988	10,232,934	18,677,440	17,835,385
Distributions to Shareholders:
Class A Shares	(443,929)	(553,387)	(868,824)	(1,562,354)	(1,891,442)	(1,707,779)
Class C Shares	(31,603)	(48,455)	(238,443)	(645,910)	(1,103,322)	(1,017,743)
Class R Shares	(56,460)	(64,516)	(10,980)	(22,128)	(990,013)	(991,828)
Class Y Shares	(74,664)	(85,405)	(2,422,766)	(3,852,275)	(8,004,170)	(4,352,666)
From return of capital:
Class A Shares	—	—	(220,729)	(54,402)	—	—
Class C Shares	—	—	(60,578)	(22,491)	—	—
Class R Shares	—	—	(2,790)	(770)	—	—
Class Y Shares	—	—	(615,514)	(134,138)	—	—
Change in net assets resulting from distributions to shareholders	(606,656)	(751,763)	(4,440,624)	(6,294,468)	(11,988,947)	(8,070,016)
Change in net assets resulting from capital transactions	(2,983,450)	(4,159,816)	(11,232,054)	(77,242,799)	66,176,609	88,103,596
Change in net assets	(1,280,593)	(2,538,051)	(6,276,690)	(73,304,333)	72,865,102	97,868,965
Net Assets:
Beginning of period	31,602,129	34,140,180	266,596,684	339,901,017	179,753,421	81,884,456
End of period	$30,321,536	$31,602,129	$260,319,994	$266,596,684	$252,618,523	$179,753,421

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory INCORE Investment Quality Bond Fund		Victory INCORE Low Duration Bond Fund		Victory High Yield Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Capital Transactions:
Class A Shares
Proceeds from shares issued	$3,741,042	$2,390,006	$26,390,247	$26,923,927	$11,313,136	$14,316,080
Distributions reinvested	432,981	541,439	998,870	1,496,239	1,207,222	1,089,701
Cost of shares redeemed	(5,934,340)	(6,120,937)	(20,255,290)	(63,661,715)	(6,047,019)	(9,825,415)
Total Class A Shares	$(1,760,317)	$(3,189,492)	$7,133,827	$(35,241,549)	$6,473,339	$5,580,366
Class C Shares
Proceeds from shares issued	$371,418	$143,899	$1,293,466	$1,733,369	$6,325,319	$2,217,726
Distributions reinvested	28,275	40,736	255,292	555,049	363,233	243,448
Cost of shares redeemed	(853,248)	(1,154,650)	(17,694,441)	(26,142,779)	(2,370,736)	(2,392,678)
Total Class C Shares	$(453,555)	$(970,015)	$(16,145,683)	$(23,854,361)	$4,317,816	$68,496
Class R Shares
Proceeds from shares issued	$520,871	$254,810	$440,750	$166,661	$573,952	$201,511
Distributions reinvested	56,322	64,470	13,406	21,886	101,913	104,219
Cost of shares redeemed	(529,270)	(310,418)	(494,683)	(614,563)	(503,868)	(584,834)
Total Class R Shares	$47,923	$8,862	$(40,527)	$(426,016)	$171,997	$(279,104)
Class Y Shares
Proceeds from shares issued	$1,142,128	$1,073,428	$84,768,131	$79,871,959	$169,162,794	$109,042,788
Distributions reinvested	73,672	83,285	2,450,105	3,209,388	7,507,572	3,905,005
Cost of shares redeemed	(2,033,301)	(1,165,884)	(89,397,907)	(100,802,220)	(121,456,909)	(30,213,955)
Total Class Y Shares	$(817,501)	$(9,171)	$(2,179,671)	$(17,720,873)	$55,213,457	$82,733,838
Change in net assets resulting from capital transactions	$(2,983,450)	$(4,159,816)	$(11,232,054)	$(77,242,799)	$66,176,609	$88,103,596

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory INCORE Investment Quality Bond Fund		Victory INCORE Low Duration Bond Fund		Victory High Yield Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Share Transactions:
Class A Shares
Issued	374,189	250,126	2,611,845	2,713,126	1,750,643	2,178,302
Reinvested	42,958	56,710	99,098	150,473	188,872	165,464
Redeemed	(596,219)	(642,094)	(2,017,103)	(6,419,997)	(962,364)	(1,488,742)
Total Class A Shares	(179,072)	(335,258)	693,840	(3,556,398)	977,151	855,024
Class C Shares
Issued	37,380	14,963	128,943	174,135	971,560	336,209
Reinvested	2,808	4,274	25,402	55,850	56,460	36,921
Redeemed	(84,915)	(121,567)	(1,751,574)	(2,631,589)	(372,697)	(364,090)
Total Class C Shares	(44,727)	(102,330)	(1,597,229)	(2,401,604)	655,323	9,040
Class R Shares
Issued	51,521	26,637	43,544	16,756	87,110	30,796
Reinvested	5,574	6,730	1,331	2,201	15,967	15,810
Redeemed	(52,365)	(32,531)	(49,038)	(61,801)	(80,100)	(89,390)
Total Class R Shares	4,730	836	(4,163)	(42,844)	22,977	(42,784)
Class Y Shares
Issued	114,222	111,553	8,403,448	8,030,344	27,361,536	16,745,403
Reinvested	7,320	8,725	242,992	322,449	1,177,131	594,277
Redeemed	(203,029)	(122,068)	(8,905,756)	(10,149,972)	(19,870,790)	(4,607,680)
Total Class Y Shares	(81,487)	(1,790)	(259,316)	(1,797,179)	8,667,877	12,732,000
Change in Shares	(300,556)	(438,542)	(1,166,868)	(7,798,025)	10,323,328	13,553,280

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets
	Victory Tax-Exempt Fund		Victory High Income Municipal Bond Fund		Victory Floating Rate Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$1,817,046	$1,965,191	$1,501,425	$1,405,189	$29,438,801	$34,566,694
Net realized gains (losses) from investments	799,972	930,963	894,229	(123,953)	(12,797,385)	(3,969,624)
Net change in unrealized appreciation/ depreciation on investments	651,008	2,797,481	(455,689)	2,151,260	6,115,431	23,471,885
Change in net assets resulting from operations	3,268,026	5,693,635	1,939,965	3,432,496	22,756,847	54,068,955
Distributions to Shareholders:
Class A Shares	(1,310,488)	(1,464,845)	(900,322)	(787,699)	(7,509,760)	(8,004,025)
Class C Shares	(275,865)	(531,783)	(416,434)	(562,857)	(5,483,129)	(9,318,078)
Class R Shares	—	—	—	—	(13,890)	(30,409)
Class Y Shares	(993,693)	(1,054,293)	(434,615)	(507,091)	(16,288,620)	(17,355,800)
Member Class (a)	—	—	(633)	—	(293)	—
Change in net assets resulting from distributions to shareholders	(2,580,046)	(3,050,921)	(1,752,004)	(1,857,647)	(29,295,692)	(34,708,312)
Change in net assets resulting from capital transactions	(5,160,426)	(4,913,162)	1,573,250	(5,254,452)	84,613,158	(45,868,103)
Change in net assets	(4,472,446)	(2,270,448)	1,761,211	(3,679,603)	78,074,313	(26,507,460)
Net Assets:
Beginning of period	65,968,536	68,238,984	43,767,983	47,447,586	585,887,758	612,395,218
End of period	$61,496,090	$65,968,536	$45,529,194	$43,767,983	$663,962,071	$585,887,758

(b)  Victory High Income Municipal Bond Fund and Victory Floating Rate Fund Member Class commenced operations on November 3, 2020.

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory Tax-Exempt Fund		Victory High Income Municipal Bond Fund		Victory Floating Rate Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Capital Transactions:
Class A Shares
Proceeds from shares issued	$5,775,996	$4,695,710	$9,315,877	$4,547,178	$79,846,398	$70,076,253
Distributions reinvested	1,202,398	1,392,860	818,111	711,497	6,658,816	7,183,990
Cost of shares redeemed	(5,606,292)	(7,042,732)	(3,158,508)	(3,153,534)	(66,492,431)	(53,129,272)
Total Class A Shares	$1,372,102	$(954,162)	$6,975,480	$2,105,141	$20,012,783	$24,130,971
Class C Shares
Proceeds from shares issued	$658,815	$452,375	$382,792	$641,769	$8,695,794	$7,693,670
Distributions reinvested	245,751	442,740	379,132	493,333	4,727,020	7,766,719
Cost of shares redeemed	(5,678,979)	(8,300,227)	(5,351,211)	(7,042,158)	(63,036,997)	(84,302,278)
Total Class C Shares	$(4,774,413)	$(7,405,112)	$(4,589,287)	$(5,907,056)	$(49,614,183)	$(68,841,889)
Class R Shares
Proceeds from shares issued	$—	$—	$—	$—	$81,023	$111,430
Distributions reinvested	—	—	—	—	13,070	22,324
Cost of shares redeemed	—	—	—	—	(245,870)	(414,932)
Total Class R Shares	$—	$—	$—	$—	$(151,777)	$(281,178)
Class Y Shares
Proceeds from shares issued	$4,408,153	$6,261,814	$2,332,661	$1,046,792	$286,860,980	$127,457,843
Distributions reinvested	974,393	1,026,770	417,909	489,689	14,104,888	14,917,921
Cost of shares redeemed	(7,140,661)	(3,842,472)	(3,702,429)	(2,989,018)	(186,660,948)	(143,251,771)
Total Class Y Shares	$(1,758,115)	$3,446,112	$(951,859)	$(1,452,537)	$114,304,920	$(876,007)
Member Class (a)
Proceeds from shares issued	$—	$—	$138,283	$—	$69,505	$—
Distributions reinvested	—	—	633	—	290	—
Cost of shares redeemed	—	—	—	—	(8,380)	—
Total Member Class	$—	$—	$138,916	$—	$61,415	$—
Change in net assets resulting from capital transactions	$(5,160,426)	$(4,913,162)	$1,573,250	$(5,254,452)	$84,613,158	$(45,868,103)

(a)  Victory High Income Municipal Bond Fund and Victory Floating Rate Fund Member Class commenced operations on November 3, 2020.

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory Tax-Exempt Fund		Victory High Income Municipal Bond Fund		Victory Floating Rate Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Share Transactions:
Class A Shares
Issued	591,255	478,144	869,235	425,557	8,856,174	7,475,434
Reinvested	122,799	141,785	76,906	66,390	752,843	767,211
Redeemed	(568,616)	(713,456)	(297,732)	(296,773)	(7,516,037)	(5,679,746)
Total Class A Shares	145,438	(93,527)	648,409	195,174	2,092,980	2,562,899
Class C Shares
Issued	67,589	45,850	35,772	59,871	966,114	821,505
Reinvested	25,122	45,183	35,679	46,148	535,700	828,359
Redeemed	(583,439)	(846,526)	(507,680)	(659,895)	(7,162,986)	(8,978,146)
Total Class C Shares	(490,728)	(755,493)	(436,229)	(553,876)	(5,661,172)	(7,328,282)
Class R Shares
Issued	—	—	—	—	8,818	11,901
Reinvested	—	—	—	—	1,480	2,385
Redeemed	—	—	—	—	(26,479)	(44,380)
Total Class R Shares	—	—	—	—	(16,181)	(30,094)
Class Y Shares
Issued	454,324	633,656	219,079	98,269	32,140,981	13,621,991
Reinvested	99,525	104,534	39,262	45,760	1,588,219	1,591,749
Redeemed	(725,840)	(392,165)	(352,658)	(280,476)	(21,256,634)	(15,289,018)
Total Class Y Shares	(171,991)	346,025	(94,317)	(136,447)	12,472,566	(75,278)
Member Class (a)
Issued	—	—	12,839	—	7,549	—
Reinvested	—	—	59	—	31	—
Redeemed	—	—	—	—	(899)	—
Total Member Class	—	—	12,898	—	6,681	—
Change in Shares	(517,281)	(502,995)	130,761	(495,149)	8,894,874	(4,870,755)

(a)  Victory High Income Municipal Bond Fund and Victory Floating Rate Fund Member Class commenced operations on November 3, 2020.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets
	Victory Strategic Income Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$1,095,766	$1,251,164
Net realized gains (losses) from investments	3,530,799	1,161,066
Net change in unrealized appreciation/depreciation on investments	1,693,463	1,949,178
Change in net assets resulting from operations	6,320,028	4,361,408
Distributions to Shareholders:
Class A Shares	(1,174,119)	(852,988)
Class C Shares	(212,356)	(173,876)
Class R Shares	(78,861)	(60,881)
Class Y Shares	(1,372,240)	(136,515)
From return of capital:
Class A Shares	—	(50,329)
Class C Shares	—	(10,259)
Class R Shares	—	(3,592)
Class Y Shares	—	(8,055)
Change in net assets resulting from distributions to shareholders	(2,837,576)	(1,296,495)
Change in net assets resulting from capital transactions	52,004,480	(1,865,822)
Change in net assets	55,486,932	1,199,091
Net Assets:
Beginning of period	51,032,401	49,833,310
End of period	$106,519,333	$51,032,401

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory Strategic Income Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
Capital Transactions:
Class A Shares
Proceeds from shares issued	$6,584,986	$1,094,391
Distributions reinvested	249,590	139,804
Cost of shares redeemed	(1,612,948)	(1,529,524)
Total Class A Shares	$5,221,628	$(295,329)
Class C Shares
Proceeds from shares issued	$1,041,663	$332,247
Distributions reinvested	153,572	137,629
Cost of shares redeemed	(1,365,907)	(2,160,161)
Total Class C Shares	$(170,672)	$(1,690,285)
Class R Shares
Proceeds from shares issued	$119,388	$8,929
Distributions reinvested	9,184	8,376
Cost of shares redeemed	(169,583)	(82,802)
Total Class R Shares	$(41,011)	$(65,497)
Class Y Shares
Proceeds from shares issued	$82,375,402	$638,486
Distributions reinvested	1,284,394	71,237
Cost of shares redeemed	(36,665,261)	(524,434)
Total Class Y Shares	$46,994,535	$185,289
Change in net assets resulting from capital transactions	$52,004,480	$(1,865,822)
Share Transactions:
Class A Shares
Issued	608,160	107,366
Reinvested	23,022	13,743
Redeemed	(150,322)	(149,880)
Total Class A Shares	480,860	(28,771)
Class C Shares
Issued	98,031	32,731
Reinvested	14,102	13,502
Redeemed	(128,480)	(213,151)
Total Class C Shares	(16,347)	(166,918)
Class R Shares
Issued	10,816	880
Reinvested	845	820
Redeemed	(15,565)	(8,345)
Total Class R Shares	(3,904)	(6,645)
Class Y Shares
Issued	7,730,049	62,449
Reinvested	118,940	7,040
Redeemed	(3,490,501)	(52,459)
Total Class Y Shares	4,358,488	17,030
Change in Shares	4,819,097	(185,304)

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory INCORE Investment Quality Bond Fund
Class A
Year Ended 12/31/20	$9.72	0.16	0.61	0.77	(0.21)	—
Year Ended 12/31/19	$9.26	0.20	0.49	0.69	(0.23)	—
Year Ended 12/31/18	$9.59	0.21	(0.29)	(0.08)	(0.25)	—
Year Ended 12/31/17	$9.48	0.18	0.16	0.34	(0.23)	—
Year Ended 12/31/16	$9.57	0.22	0.16	0.38	(0.23)	(0.24)
Class C
Year Ended 12/31/20	$9.72	0.08	0.59	0.67	(0.12)	—
Year Ended 12/31/19	$9.25	0.12	0.49	0.61	(0.14)	—
Year Ended 12/31/18	$9.58	0.13	(0.29)	(0.16)	(0.17)	—
Year Ended 12/31/17	$9.47	0.10	0.16	0.26	(0.15)	—
Year Ended 12/31/16	$9.56	0.14	0.16	0.30	(0.15)	(0.24)
Class R
Year Ended 12/31/20	$9.75	0.12	0.59	0.71	(0.16)	—
Year Ended 12/31/19	$9.28	0.16	0.50	0.66	(0.19)	—
Year Ended 12/31/18	$9.61	0.18	(0.30)	(0.12)	(0.21)	—
Year Ended 12/31/17	$9.50	0.14	0.16	0.30	(0.19)	—
Year Ended 12/31/16	$9.58	0.19	0.17	0.36	(0.20)	(0.24)
Class Y
Year Ended 12/31/20	$9.71	0.19	0.60	0.79	(0.23)	—
Year Ended 12/31/19	$9.25	0.22	0.49	0.71	(0.25)	—
Year Ended 12/31/18	$9.58	0.23	(0.29)	(0.06)	(0.27)	—
Year Ended 12/31/17	$9.47	0.20	0.16	0.36	(0.25)	—
Year Ended 12/31/16	$9.56	0.25	0.16	0.41	(0.26)	(0.24)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory INCORE Investment Quality Bond Fund
Class A
Year Ended 12/31/20	(0.21)	$10.28	7.94%	0.90%	1.60%	1.27%	$21,423	80%
Year Ended 12/31/19	(0.23)	$9.72	7.49%	0.90%	2.13%	1.23%	$22,004	92%
Year Ended 12/31/18	(0.25)	$9.26	(0.80)%	0.90%	2.27%	1.13%	$24,049	115%
Year Ended 12/31/17	(0.23)	$9.59	3.62%	0.90%	1.86%	1.07%	$31,306	70%
Year Ended 12/31/16	(0.47)	$9.48	4.01%	0.90%	2.29%	1.14%	$40,510	148%
Class C
Year Ended 12/31/20	(0.12)	$10.27	6.89%	1.77%	0.76%	2.39%	$2,526	80%
Year Ended 12/31/19	(0.14)	$9.72	6.65%	1.77%	1.28%	2.23%	$2,824	92%
Year Ended 12/31/18	(0.17)	$9.25	(1.66)%	1.77%	1.42%	2.10%	$3,634	115%
Year Ended 12/31/17	(0.15)	$9.58	2.74%	1.77%	0.99%	1.91%	$6,127	70%
Year Ended 12/31/16	(0.39)	$9.47	3.11%	1.77%	1.42%	1.92%	$8,915	148%
Class R
Year Ended 12/31/20	(0.16)	$10.30	7.37%	1.30%	1.16%	1.84%	$3,603	80%
Year Ended 12/31/19	(0.19)	$9.75	7.14%	1.30%	1.71%	1.83%	$3,362	92%
Year Ended 12/31/18	(0.21)	$9.28	(1.20)%	1.30%	1.88%	1.69%	$3,192	115%
Year Ended 12/31/17	(0.19)	$9.61	3.16%	1.30%	1.44%	1.65%	$3,940	70%
Year Ended 12/31/16	(0.44)	$9.50	3.71%	1.30%	1.90%	1.44%	$4,477	148%
Class Y
Year Ended 12/31/20	(0.23)	$10.27	8.21%	0.66%	1.91%	1.31%	$2,770	80%
Year Ended 12/31/19	(0.25)	$9.71	7.76%	0.66%	2.35%	1.24%	$3,412	92%
Year Ended 12/31/18	(0.27)	$9.25	(0.56)%	0.66%	2.51%	1.12%	$3,265	115%
Year Ended 12/31/17	(0.25)	$9.58	3.87%	0.66%	2.09%	0.98%	$4,421	70%
Year Ended 12/31/16	(0.50)	$9.47	4.26%	0.66%	2.53%	0.94%	$6,133	148%
See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income	Return of Capital	Total Distributions
Victory INCORE Low Duration Bond Fund
Class A
Year Ended 12/31/20	$9.99	0.14	0.24	0.38		(0.14)	(0.03)	(0.17)
Year Ended 12/31/19	$9.86	0.19	0.15	0.34		(0.20)	(0.01)	(0.21)
Year Ended 12/31/18	$9.99	0.16	(0.08)	0.08		(0.21)	—	(0.21)
Year Ended 12/31/17	$10.03	0.12	0.02	0.14		(0.18)	—	(0.18)
Year Ended 12/31/16	$9.95	0.12	0.06	0.18		(0.10)	—	(0.10)
Class C
Year Ended 12/31/20	$9.99	0.08	0.22	0.30		(0.07)	(0.02)	(0.09)
Year Ended 12/31/19	$9.85	0.12	0.16	0.28		(0.14)	— (c)	(0.14)
Year Ended 12/31/18	$9.99	0.09	(0.09)	—	(c)	(0.14)	—	(0.14)
Year Ended 12/31/17	$10.02	0.04	0.03	0.07		(0.10)	—	(0.10)
Year Ended 12/31/16	$9.95	0.04	0.05	0.09		(0.02)	—	(0.02)
Class R
Year Ended 12/31/20	$9.99	0.10	0.24	0.34		(0.10)	(0.03)	(0.13)
Year Ended 12/31/19	$9.86	0.15	0.15	0.30		(0.16)	(0.01)	(0.17)
Year Ended 12/31/18	$9.99	0.12	(0.08)	0.04		(0.17)	—	(0.17)
Year Ended 12/31/17	$10.02	0.08	0.03	0.11		(0.14)	—	(0.14)
Year Ended 12/31/16	$9.95	0.08	0.05	0.13		(0.06)	—	(0.06)
Class Y
Year Ended 12/31/20	$9.99	0.17	0.23	0.40		(0.15)	(0.04)	(0.19)
Year Ended 12/31/19	$9.86	0.21	0.16	0.37		(0.23)	(0.01)	(0.24)
Year Ended 12/31/18	$10.00	0.19	(0.10)	0.09		(0.23)	—	(0.23)
Year Ended 12/31/17	$10.03	0.15	0.02	0.17		(0.20)	—	(0.20)
Year Ended 12/31/16	$9.95	0.14	0.06	0.20		(0.12)	—	(0.12)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

						Ratios to Average Net Assets			Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory INCORE Low Duration Bond Fund
Class A
Year Ended 12/31/20	—		$10.20	3.85%		0.85%	1.39%	0.95%	$70,357	85%
Year Ended 12/31/19	—		$9.99	3.51%		0.85%	1.93%	0.95%	$61,972	50%
Year Ended 12/31/18	—		$9.86	0.73%		0.85%	1.66%	0.90%	$96,210	45%
Year Ended 12/31/17	—		$9.99	1.47%		0.85%	1.21%	0.90%	$149,287	62%
Year Ended 12/31/16	—	(c)	$10.03	1.80	%(d)	0.85%	1.21%	0.89%	$214,825	49%
Class C
Year Ended 12/31/20	—		$10.20	3.05%		1.62%	0.76%	1.72%	$23,504	85%
Year Ended 12/31/19	—		$9.99	2.81%		1.62%	1.17%	1.70%	$38,969	50%
Year Ended 12/31/18	—		$9.85	(0.04)%		1.62%	0.88%	1.68%	$62,103	45%
Year Ended 12/31/17	—		$9.99	0.70%		1.62%	0.44%	1.65%	$82,847	62%
Year Ended 12/31/16	—	(c)	$10.02	0.94	%(d)	1.62%	0.44%	1.65%	$117,544	49%
Class R
Year Ended 12/31/20	—		$10.20	3.41%		1.27%	0.99%	2.38%	$1,129	85%
Year Ended 12/31/19	—		$9.99	3.17%		1.27%	1.50%	2.13%	$1,147	50%
Year Ended 12/31/18	—		$9.86	0.31%		1.27%	1.20%	1.87%	$1,554	45%
Year Ended 12/31/17	—		$9.99	1.05%		1.27%	0.79%	1.68%	$2,078	62%
Year Ended 12/31/16	—	(c)	$10.02	1.33	%(d)	1.23%	0.83%	1.25%	$2,583	49%
Class Y
Year Ended 12/31/20	—		$10.20	4.08%		0.62%	1.64%	0.68%	$165,330	85%
Year Ended 12/31/19	—		$9.99	3.76%		0.62%	2.12%	0.69%	$164,509	50%
Year Ended 12/31/18	—		$9.86	0.96%		0.62%	1.87%	0.68%	$180,034	45%
Year Ended 12/31/17	—		$10.00	1.71%		0.62%	1.44%	0.65%	$271,294	62%
Year Ended 12/31/16	—	(c)	$10.03	2.04	%(d)	0.60%	1.42%	0.63%	$334,841	49%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income	Total Distributions
Victory High Yield Fund
Class A
Year Ended 12/31/20	$6.73	0.37	0.10	0.47		(0.37)	(0.37)
Year Ended 12/31/19	$6.20	0.37	0.54	0.91		(0.38)	(0.38)
Year Ended 12/31/18	$6.57	0.39	(0.37)	0.02		(0.39)	(0.39)
Year Ended 12/31/17	$6.34	0.39	0.22	0.61		(0.38)	(0.38)
Year Ended 12/31/16	$5.85	0.38	0.49	0.87		(0.38)	(0.38)
Class C
Year Ended 12/31/20	$6.75	0.33	0.10	0.43		(0.33)	(0.33)
Year Ended 12/31/19	$6.21	0.33	0.54	0.87		(0.33)	(0.33)
Year Ended 12/31/18	$6.58	0.34	(0.36)	(0.02)		(0.35)	(0.35)
Year Ended 12/31/17	$6.35	0.34	0.23	0.57		(0.34)	(0.34)
Year Ended 12/31/16	$5.86	0.34	0.49	0.83		(0.34)	(0.34)
Class R
Year Ended 12/31/20	$6.75	0.35	0.10	0.45		(0.35)	(0.35)
Year Ended 12/31/19	$6.22	0.35	0.53	0.88		(0.35)	(0.35)
Year Ended 12/31/18	$6.59	0.37	(0.37)	—	(c)	(0.37)	(0.37)
Year Ended 12/31/17	$6.35	0.37	0.23	0.60		(0.36)	(0.36)
Year Ended 12/31/16	$5.87	0.36	0.48	0.84		(0.36)	(0.36)
Class Y
Year Ended 12/31/20	$6.70	0.39	0.10	0.49		(0.39)	(0.39)
Year Ended 12/31/19	$6.17	0.39	0.53	0.92		(0.39)	(0.39)
Year Ended 12/31/18	$6.54	0.41	(0.37)	0.04		(0.41)	(0.41)
Year Ended 12/31/17	$6.31	0.40	0.23	0.63		(0.40)	(0.40)
Year Ended 12/31/16	$5.82	0.39	0.49	0.88		(0.39)	(0.39)

*  Includes adjustments in accordance with U.S. generally accepted accounting principles.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory High Yield Fund
Class A
Year Ended 12/31/20	$6.83	7.61%	1.00%	5.85%	1.12%	$38,735	124%
Year Ended 12/31/19	$6.73	14.90%	1.00%	5.70%	1.12%	$31,602	87%
Year Ended 12/31/18	$6.20	0.28%	1.00%	6.01%	1.12%	$23,797	87%
Year Ended 12/31/17	$6.57	9.93%	1.00%	5.99%	1.13%	$21,882	174%
Year Ended 12/31/16	$6.34	15.40%	1.00%	6.32%	1.18%	$25,530	165%
Class C
Year Ended 12/31/20	$6.85	6.84%	1.70%	5.14%	1.81%	$25,957	124%
Year Ended 12/31/19	$6.75	14.24%	1.70%	5.00%	1.82%	$21,163	87%
Year Ended 12/31/18	$6.21	(0.43)%	1.70%	5.29%	1.84%	$19,432	87%
Year Ended 12/31/17	$6.58	9.19%	1.70%	5.27%	1.84%	$22,283	174%
Year Ended 12/31/16	$6.35	14.58%	1.70%	5.61%	1.91%	$22,498	165%
Class R
Year Ended 12/31/20	$6.85	7.24%	1.33%	5.51%	1.33%	$19,248	124%
Year Ended 12/31/19	$6.75	14.48%	1.33%	5.37%	1.33%	$18,818	87%
Year Ended 12/31/18	$6.22	(0.07)%	1.35%	5.64%	1.35%	$17,595	87%
Year Ended 12/31/17	$6.59	9.64%	1.35%	5.61%	1.36%	$19,217	174%
Year Ended 12/31/16	$6.35	14.78%	1.35%	5.96%	1.45%	$18,742	165%
Class Y
Year Ended 12/31/20	$6.80	7.88%	0.76%	6.11%	0.90%	$168,677	124%
Year Ended 12/31/19	$6.70	15.25%	0.76%	5.96%	0.92%	$108,171	87%
Year Ended 12/31/18	$6.17	0.52%	0.76%	6.32%	0.97%	$21,060	87%
Year Ended 12/31/17	$6.54	10.24%	0.76%	6.27%	1.04%	$5,213	174%
Year Ended 12/31/16	$6.31	15.72%	0.76%	6.54%	1.00%	$6,938	165%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Tax-Exempt Fund
Class A
Year Ended 12/31/20	$9.84	0.29	0.23	0.52	(0.32)	(0.10)
Year Ended 12/31/19	$9.47	0.30	0.53	0.83	(0.34)	(0.12)
Year Ended 12/31/18	$9.91	0.36	(0.30)	0.06	(0.36)	(0.14)
Year Ended 12/31/17	$9.65	0.36	0.39	0.75	(0.37)	(0.12)
Year Ended 12/31/16	$10.53	0.35	(0.49)	(0.14)	(0.35)	(0.39)
Class C
Year Ended 12/31/20	$9.84	0.22	0.22	0.44	(0.24)	(0.10)
Year Ended 12/31/19	$9.47	0.23	0.52	0.75	(0.26)	(0.12)
Year Ended 12/31/18	$9.90	0.28	(0.29)	(0.01)	(0.28)	(0.14)
Year Ended 12/31/17	$9.65	0.29	0.37	0.66	(0.29)	(0.12)
Year Ended 12/31/16	$10.53	0.26	(0.48)	(0.22)	(0.27)	(0.39)
Class Y
Year Ended 12/31/20	$9.84	0.30	0.23	0.53	(0.33)	(0.10)
Year Ended 12/31/19	$9.46	0.30	0.55	0.85	(0.35)	(0.12)
Year Ended 12/31/18	$9.90	0.37	(0.30)	0.07	(0.37)	(0.14)
Year Ended 12/31/17	$9.65	0.37	0.38	0.75	(0.38)	(0.12)
Year Ended 12/31/16	$10.52	0.36	(0.48)	(0.12)	(0.36)	(0.39)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Tax-Exempt Fund
Class A
Year Ended 12/31/20	(0.42)	$9.94	5.39%	0.80%	3.00%	1.04%	$32,001	44%
Year Ended 12/31/19	(0.46)	$9.84	8.82%	0.80%	3.04%	1.02%	$30,251	64%
Year Ended 12/31/18	(0.50)	$9.47	0.69%	0.80%	3.68%	0.97%	$29,993	42%
Year Ended 12/31/17	(0.49)	$9.91	7.89%	0.80%	3.70%	0.96%	$37,570	84%
Year Ended 12/31/16	(0.74)	$9.65	(1.40)%	0.80%	3.30%	0.95%	$54,658	39%
Class C
Year Ended 12/31/20	(0.34)	$9.94	4.56%	1.60%	2.28%	1.91%	$6,497	44%
Year Ended 12/31/19	(0.38)	$9.84	7.97%	1.60%	2.34%	1.82%	$11,259	64%
Year Ended 12/31/18	(0.42)	$9.47	(0.01)%	1.60%	2.88%	1.78%	$17,986	42%
Year Ended 12/31/17	(0.41)	$9.90	6.92%	1.60%	2.89%	1.74%	$26,520	84%
Year Ended 12/31/16	(0.66)	$9.65	(2.19)%	1.60%	2.51%	1.71%	$33,369	39%
Class Y
Year Ended 12/31/20	(0.43)	$9.94	5.51%	0.69%	3.12%	0.85%	$22,998	44%
Year Ended 12/31/19	(0.47)	$9.84	9.06%	0.69%	3.07%	0.83%	$24,459	64%
Year Ended 12/31/18	(0.51)	$9.46	0.80%	0.69%	3.79%	0.77%	$20,260	42%
Year Ended 12/31/17	(0.50)	$9.90	7.90%	0.69%	3.80%	0.73%	$27,420	84%
Year Ended 12/31/16	(0.75)	$9.65	(1.20)%	0.69%	3.41%	0.71%	$31,762	39%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory High Income Municipal Bond Fund
Class A
Year Ended 12/31/20	$10.75	0.42	0.15	0.57	(0.39)	(0.09)
Year Ended 12/31/19	$10.39	0.35	0.47	0.82	(0.40)	(0.06)
Year Ended 12/31/18	$10.79	0.43	(0.40)	0.03	(0.43)	—
Year Ended 12/31/17	$10.35	0.46	0.44	0.90	(0.46)	—
Year Ended 12/31/16	$10.89	0.44	(0.54)	(0.10)	(0.44)	—
Class C
Year Ended 12/31/20	$10.75	0.33	0.16	0.49	(0.31)	(0.09)
Year Ended 12/31/19	$10.39	0.28	0.46	0.74	(0.32)	(0.06)
Year Ended 12/31/18	$10.79	0.35	(0.40)	(0.05)	(0.35)	—
Year Ended 12/31/17	$10.35	0.38	0.44	0.82	(0.38)	—
Year Ended 12/31/16	$10.89	0.36	(0.54)	(0.18)	(0.36)	—
Class Y
Year Ended 12/31/20	$10.75	0.44	0.16	0.60	(0.42)	(0.09)
Year Ended 12/31/19	$10.39	0.38	0.47	0.85	(0.43)	(0.06)
Year Ended 12/31/18	$10.79	0.46	(0.40)	0.06	(0.46)	—
Year Ended 12/31/17	$10.35	0.48	0.44	0.92	(0.48)	—
Year Ended 12/31/16	$10.89	0.47	(0.54)	(0.07)	(0.47)	—
Member Class
11/3/20(e) through 12/31/20	$10.56	0.12	0.31	0.43	(0.06)	(0.09)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Commencement of operations.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory High Income Municipal Bond Fund
Class A
Year Ended 12/31/20	(0.48)	$10.84	5.52%	0.80%	3.95%	1.10%	$26,330	74%
Year Ended 12/31/19	(0.46)	$10.75	8.04%	0.80%	3.27%	1.09%	$19,153	49%
Year Ended 12/31/18	(0.43)	$10.39	0.34%	0.80%	4.13%	1.02%	$16,483	48%
Year Ended 12/31/17	(0.46)	$10.79	8.85%	0.80%	4.31%	0.96%	$25,831	66%
Year Ended 12/31/16	(0.44)	$10.35	(1.04)%	0.80%	4.02%	0.96%	$32,943	49%
Class C
Year Ended 12/31/20	(0.40)	$10.84	4.72%	1.57%	3.11%	1.90%	$9,378	74%
Year Ended 12/31/19	(0.38)	$10.75	7.22%	1.57%	2.61%	1.85%	$13,995	49%
Year Ended 12/31/18	(0.35)	$10.39	(0.43)%	1.57%	3.35%	1.78%	$19,282	48%
Year Ended 12/31/17	(0.38)	$10.79	8.01%	1.57%	3.54%	1.73%	$25,175	66%
Year Ended 12/31/16	(0.36)	$10.35	(1.79)%	1.57%	3.26%	1.73%	$29,563	49%
Class Y
Year Ended 12/31/20	(0.51)	$10.84	5.76%	0.57%	4.14%	0.93%	$9,682	74%
Year Ended 12/31/19	(0.49)	$10.75	8.29%	0.57%	3.56%	0.88%	$10,620	49%
Year Ended 12/31/18	(0.46)	$10.39	0.57%	0.57%	4.36%	0.78%	$11,683	48%
Year Ended 12/31/17	(0.48)	$10.79	9.10%	0.57%	4.55%	0.73%	$26,864	66%
Year Ended 12/31/16	(0.47)	$10.35	(0.81)%	0.57%	4.26%	0.72%	$36,603	49%
Member Class
11/3/20(e) through 12/31/20	(0.15)	$10.84	4.12%	0.65%	6.78%	42.32%	$140	74%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income	Total Distributions
Victory Floating Rate Fund
Class A
Year Ended 12/31/20	$9.42	0.49	(0.08)	0.41		(0.49)	(0.49)
Year Ended 12/31/19	$9.13	0.55	0.29	0.84		(0.55)	(0.55)
Year Ended 12/31/18	$9.60	0.52	(0.47)	0.05		(0.52)	(0.52)
Year Ended 12/31/17	$9.71	0.46	(0.10)	0.36		(0.47)	(0.47)
Year Ended 12/31/16	$9.08	0.46	0.63	1.09		(0.46)	(0.46)
Class C
Year Ended 12/31/20	$9.42	0.43	(0.09)	0.34		(0.42)	(0.42)
Year Ended 12/31/19	$9.14	0.48	0.28	0.76		(0.48)	(0.48)
Year Ended 12/31/18	$9.61	0.44	(0.47)	(0.03)		(0.44)	(0.44)
Year Ended 12/31/17	$9.72	0.38	(0.10)	0.28		(0.39)	(0.39)
Year Ended 12/31/16	$9.08	0.39	0.64	1.03		(0.39)	(0.39)
Class R
Year Ended 12/31/20	$9.41	0.45	(0.09)	0.36		(0.44)	(0.44)
Year Ended 12/31/19	$9.13	0.50	0.28	0.78		(0.50)	(0.50)
Year Ended 12/31/18	$9.60	0.46	(0.46)	—	(e)	(0.47)	(0.47)
Year Ended 12/31/17	$9.72	0.41	(0.12)	0.29		(0.41)	(0.41)
Year Ended 12/31/16	$9.08	0.42	0.63	1.05		(0.41)	(0.41)
Class Y
Year Ended 12/31/20	$9.43	0.51	(0.08)	0.43		(0.51)	(0.51)
Year Ended 12/31/19	$9.14	0.57	0.29	0.86		(0.57)	(0.57)
Year Ended 12/31/18	$9.61	0.54	(0.47)	0.07		(0.54)	(0.54)
Year Ended 12/31/17	$9.72	0.48	(0.10)	0.38		(0.49)	(0.49)
Year Ended 12/31/16	$9.08	0.49	0.63	1.12		(0.48)	(0.48)
Member Class
11/3/20(f) through 12/31/20	$9.02	0.08	0.32 (g)	0.40		(0.08)	(0.08)

*  Includes adjustments in accordance with U.S. generally accepted accounting principles.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Amount is less than $0.005 per share.

(f)  Commencement of operations.

(g)  The amount shown for a share outstanding throughout the period does not accord with the change in net assets resulting from operations during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)*	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory Floating Rate Fund
Class A
Year Ended 12/31/20	$9.34	4.81%	1.00%	5.54%	1.17%	$164,864	54%
Year Ended 12/31/19	$9.42	9.43%	1.00%	5.89%	1.17%	$146,584	35%
Year Ended 12/31/18	$9.13	0.43%	1.00%	5.41%	1.14%	$118,672	48%
Year Ended 12/31/17	$9.60	3.76%	1.00%	4.76%	1.10%	$148,060	57%
Year Ended 12/31/16	$9.71	12.35%	1.00%	4.95%	1.11%	$221,022	56%
Class C
Year Ended 12/31/20	$9.34	3.96%	1.80%	4.81%	1.94%	$94,885	54%
Year Ended 12/31/19	$9.42	8.49%	1.80%	5.08%	1.92%	$149,054	35%
Year Ended 12/31/18	$9.14	(0.38)%	1.80%	4.60%	1.90%	$211,462	48%
Year Ended 12/31/17	$9.61	2.93%	1.80%	3.97%	1.87%	$265,486	57%
Year Ended 12/31/16	$9.72	11.57%	1.80%	4.18%	1.89%	$341,169	56%
Class R
Year Ended 12/31/20	$9.33	4.23%	1.56%	5.01%	6.20%	$300	54%
Year Ended 12/31/19	$9.41	8.75%	1.56%	5.34%	3.73%	$455	35%
Year Ended 12/31/18	$9.13	(0.13)%	1.56%	4.84%	2.99%	$716	48%
Year Ended 12/31/17	$9.60	3.07%	1.56%	4.20%	2.26%	$916	57%
Year Ended 12/31/16	$9.72	11.88%	1.53%	4.48%	1.53%	$1,319	56%
Class Y
Year Ended 12/31/20	$9.35	5.03%	0.78%	5.73%	0.93%	$403,852	54%
Year Ended 12/31/19	$9.43	9.65%	0.78%	6.10%	0.92%	$289,796	35%
Year Ended 12/31/18	$9.14	0.64%	0.78%	5.64%	0.89%	$281,545	48%
Year Ended 12/31/17	$9.61	3.98%	0.78%	4.99%	0.88%	$276,195	57%
Year Ended 12/31/16	$9.72	12.71%	0.78%	5.21%	0.88%	$370,035	56%
Member Class
11/3/20(f) through 12/31/20	$9.34	4.41%	0.85%	5.46%	56.41%	$62	54%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Return of Capital
Victory Strategic Income Fund
Class A
Year Ended 12/31/20	$10.35	0.15	0.78	0.93	(0.15)	(0.18)	—
Year Ended 12/31/19	$9.74	0.27	0.61	0.88	(0.25)	—	(0.02)
Year Ended 12/31/18	$10.14	0.34	(0.41)	(0.07)	(0.33)	—	—
Year Ended 12/31/17	$9.99	0.33	0.17	0.50	(0.35)	—	—
Year Ended 12/31/16	$9.68	0.23	0.36	0.59	(0.27)	—	(0.01)
Class C
Year Ended 12/31/20	$10.40	0.06	0.80	0.86	(0.07)	(0.18)	—
Year Ended 12/31/19	$9.79	0.19	0.61	0.80	(0.18)	—	(0.01)
Year Ended 12/31/18	$10.19	0.26	(0.41)	(0.15)	(0.25)	—	—
Year Ended 12/31/17	$10.04	0.25	0.17	0.42	(0.27)	—	—
Year Ended 12/31/16	$9.72	0.15	0.38	0.53	(0.20)	—	(0.01)
Class R
Year Ended 12/31/20	$10.41	0.11	0.78	0.89	(0.11)	(0.18)	—
Year Ended 12/31/19	$9.79	0.23	0.62	0.85	(0.22)	—	(0.01)
Year Ended 12/31/18	$10.20	0.30	(0.42)	(0.12)	(0.29)	—	—
Year Ended 12/31/17	$10.04	0.29	0.18	0.47	(0.31)	—	—
Year Ended 12/31/16	$9.73	0.19	0.37	0.56	(0.24)	—	(0.01)
Class Y
Year Ended 12/31/20	$10.29	0.16	0.80	0.96	(0.18)	(0.18)	—
Year Ended 12/31/19	$9.69	0.29	0.61	0.90	(0.28)	—	(0.02)
Year Ended 12/31/18	$10.09	0.36	(0.41)	(0.05)	(0.35)	—	—
Year Ended 12/31/17	$9.94	0.35	0.18	0.53	(0.38)	—	—
Year Ended 12/31/16	$9.63	0.25	0.36	0.61	(0.29)	—	(0.01)
(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Strategic Income Fund
Class A
Year Ended 12/31/20	(0.33)	$10.95	9.09%	0.95%	1.39%	1.08%	$40,993	194%
Year Ended 12/31/19	(0.27)	$10.35	9.17%	0.95%	2.61%	1.11%	$33,767	106%
Year Ended 12/31/18	(0.33)	$9.74	(0.66)%	0.95%	3.46%	1.09%	$32,053	115%
Year Ended 12/31/17	(0.35)	$10.14	5.12%	0.95%	3.24%	1.07%	$34,957	138%
Year Ended 12/31/16	(0.28)	$9.99	6.20%	0.95%	2.28%	1.17%	$37,121	79%
Class C
Year Ended 12/31/20	(0.25)	$11.01	8.28%	1.74%	0.59%	1.96%	$9,477	194%
Year Ended 12/31/19	(0.19)	$10.40	8.26%	1.74%	1.83%	2.00%	$9,126	106%
Year Ended 12/31/18	(0.25)	$9.79	(1.45)%	1.74%	2.65%	1.97%	$10,221	115%
Year Ended 12/31/17	(0.27)	$10.19	4.27%	1.74%	2.44%	1.89%	$11,671	138%
Year Ended 12/31/16	(0.21)	$10.04	5.46%	1.74%	1.49%	2.00%	$11,547	79%
Class R
Year Ended 12/31/20	(0.29)	$11.01	8.61%	1.34%	0.99%	1.72%	$2,989	194%
Year Ended 12/31/19	(0.23)	$10.41	8.79%	1.34%	2.21%	1.77%	$2,866	106%
Year Ended 12/31/18	(0.29)	$9.79	(1.15)%	1.34%	3.05%	1.70%	$2,761	115%
Year Ended 12/31/17	(0.31)	$10.20	4.78%	1.34%	2.83%	1.61%	$2,927	138%
Year Ended 12/31/16	(0.25)	$10.04	5.77%	1.34%	1.89%	1.53%	$2,979	79%
Class Y
Year Ended 12/31/20	(0.36)	$10.89	9.37%	0.74%	1.53%	0.91%	$53,060	194%
Year Ended 12/31/19	(0.30)	$10.29	9.35%	0.74%	2.83%	1.11%	$5,274	106%
Year Ended 12/31/18	(0.35)	$9.69	(0.45)%	0.74%	3.72%	1.06%	$4,798	115%
Year Ended 12/31/17	(0.38)	$10.09	5.38%	0.74%	3.46%	0.95%	$10,180	138%
Year Ended 12/31/16	(0.30)	$9.94	6.45%	0.74%	2.50%	0.99%	$11,768	79%

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Notes to Financial Statements December 31, 2020

1. Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company named "The Victory Portfolios," which was organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 42 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Each Fund is classified as diversified under the 1940 Act.

The accompanying financial statements are those of the following seven Funds (collectively, the "Funds" and individually, a "Fund").

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory INCORE Investment Quality Bond Fund	INCORE Investment Quality Bond Fund	Classes A, C, R and Y
Victory INCORE Low Duration Bond Fund	INCORE Low Duration Bond Fund	Classes A, C, R and Y
Victory High Yield Fund	High Yield Fund	Classes A, C, R and Y
Victory Tax-Exempt Fund	Tax-Exempt Fund	Classes A, C and Y
Victory High Income Municipal Bond Fund	High Income Municipal Bond Fund	Classes A, C, Y and Member Class*
Victory Floating Rate Fund	Floating Rate Fund	Classes A, C, R, Y and Member Class*
Victory Strategic Income Fund	Strategic Income Fund	Classes A, C, R and Y

*  Member Class commenced operations on November 3, 2020.

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Swap agreements are valued at the mean between the current bid and ask prices. To the extent this model is utilized, these valuations are considered as Level 2 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments.

	Level 1	Level 2	Level 3	Total
INCORE Investment Quality Bond Fund
Asset-Backed Securities	$—	$167,157	$—	$167,157
Collateralized Mortgage Obligations	—	268,014	—	268,014
Preferred Stocks	601,439	—	—	601,439
Corporate Bonds	—	16,555,133	—	16,555,133
Residential Mortgage-Backed Securities	—	98,251	—	98,251
Yankee Dollars	—	3,273,634	—	3,273,634
U.S. Government Mortgage-Backed Agencies	—	7,713,258	—	7,713,258
U.S. Treasury Obligations	—	812,571	—	812,571
Collateral for Securities Loaned	321,882	—	—	321,882
Total	$923,321	$28,888,018	$—	$29,811,339

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020
	Level 1	Level 2	Level 3	Total
Other Financial Investments^:
Assets:
Futures	$3,879	$—	$—	$3,879
Liabilities:
Futures	(1,464)	—	—	(1,464)
Total	$2,415	$—	$—	$2,415
INCORE Low Duration Bond Fund
Asset-Backed Securities	$—	$3,755,121	$—	$3,755,121
Collateralized Mortgage Obligations	—	8,295,670	—	8,295,670
Preferred Stocks	5,076,482	—	—	5,076,482
Corporate Bonds	—	105,479,913	—	105,479,913
Residential Mortgage-Backed Securities	—	9,608,258	—	9,608,258
Yankee Dollars	—	18,545,132	—	18,545,132
U.S. Government Mortgage-Backed Agencies	—	18,177,199	—	18,177,199
U.S. Treasury Obligations	—	85,173,764	—	85,173,764
Collateral for Securities Loaned	2,086,831	—	—	2,086,831
Total	$7,163,313	$249,035,057	$—	$256,198,370
Other Financial Investments^:
Liabilities:
Futures	$(19,775)	$—	$—	$(19,775)
Total	$(19,775)	$—	$—	$(19,775)
High Yield Fund
Common Stocks	$1,735,119	$—	$—	$1,735,119
Senior Secured Loans	—	32,806,648	—	32,806,648
Corporate Bonds	—	193,235,020	—	193,235,020
Yankee Dollars	—	15,398,708	—	15,398,708
Collateral for Securities Loaned	23,143,667	—	—	23,143,667
Total	$24,878,786	$241,440,376	$—	$266,319,162
Tax-Exempt Fund
Municipal Bonds	$—	$59,096,166	$—	$59,096,166
Exchange-Traded Funds	1,846,200	—	—	1,846,200
Collateral for Securities Loaned	1,867,505	—	—	1,867,505
Total	$3,713,705	$59,096,166	$—	$62,809,871
High Income Municipal Bond Fund
Municipal Bonds	$—	$41,101,404	$—	$41,101,404
Exchange-Traded Funds	3,795,420	—	—	3,795,420
Total	$3,795,420	$41,101,404	$—	$44,896,824
Floating Rate Fund
Common Stocks	$192,371	$—	$—	$192,371
Senior Secured Loans	—	528,173,225	—	528,173,225
Corporate Bonds	—	108,022,818	—	108,022,818
Yankee Dollars	—	11,565,460	—	11,565,460
Total	$192,371	$647,761,503	$—	$647,953,874

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020
	Level 1	Level 2	Level 3	Total
Strategic Income Fund
Asset-Backed Securities	$—	$2,741,076	$—	$2,741,076
Collateralized Mortgage Obligations	—	3,039,100	—	3,039,100
Corporate Bonds	—	54,925,355	—	54,925,355
Residential Mortgage-Backed Securities	—	170,063	—	170,063
Yankee Dollars	—	9,932,819	—	9,932,819
U.S. Government Mortgage-Backed Agencies	—	145,180	—	145,180
U.S. Treasury Obligations	—	25,646,587	—	25,646,587
Exchange-Traded Funds	7,364,800	—	—	7,364,800
Collateral for Securities Loaned	4,481,997	—	—	4,481,997
Total	$11,846,797	$96,600,180	$—	$108,446,977
Other Financial Investments^:
Assets:
Futures	$71,494	$—	$—	$71,494
Liabilities:
Futures	(99,462)	—	—	(99,462)
Total	$(27,968)	$—	$—	$(27,968)

^ Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended December 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Securities Purchased on a When-Issued Basis:

The Funds may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for when-issued securities. If a Fund owns when-issued securities, these values are included in Payable for investments purchased on the accompanying Statements of Assets and Liabilities and the segregated assets are identified on the Schedules of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage-Related and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage- backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac, respectively"), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Loans:

Floating rate loans in which a Fund invests are primarily "senior" loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. A significant portion of a Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments and may be, or become, illiquid. See the note below regarding below-investment-grade securities.

A Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations.

Transactions in loans often settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan or pay for a loan purchase for a substantial period of time after entering into the transactions.

Below-Investment-Grade Securities:

Certain Funds may invest in below-investment-grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real-estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Funds may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Funds is presented on the Statements of Assets and Liabilities under Deposit with broker for futures contracts.

During the year ended December 31, 2020, the Funds entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Credit Derivatives:

The Funds may enter into credit derivatives, including centrally cleared credit default swaps on individual obligations or credit indices. The Funds may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust a Fund's asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities, as described in the Funds' Statement of Additional Information.

Centrally cleared credit default swap ("CDS") agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

The counterparty risk for cleared swap agreements is generally lower than uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Funds.

The Funds may enter into CDS agreements either as a buyer or seller. The Funds may buy protection under a CDS to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Funds may sell protection under a CDS in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer. For swaps entered with an individual counterparty, the Funds bear the risk of loss of the uncollateralized amount expected to be received under a CDS agreement in the event of the default or bankruptcy of the counterparty. CDS agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Funds may also enter into cleared swaps.

Upon entering into a cleared CDS, the Funds may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the CDS and is returned to the Funds upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market." The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of period end for which a Fund is the seller of protection are disclosed on the Schedule of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection CDS agreements entered into by the Funds for the same referenced entity or entities. The collateral held by the Funds is presented on the Statements of Assets and Liabilities under Deposit with brokers for swap agreements.

For the year ended December 31, 2020, the INCORE Investment Quality Bond Fund, INCORE Low Duration Bond Fund and Strategic Income Fund entered into centrally cleared CDS agreements primarily for the strategy of asset allocation and risk exposure management.

Offsetting of Financial Assets and Derivatives Assets:

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of December 31, 2020, discloses both gross information and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020
			Net Amounts Presented in the	Gross Amounts not offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Available for Offset	Statements of Assets and Liabilities	Financial Instruments for offset	Cash Collateral Received	Net Amount
INCORE Investment Quality Bond Fund
Futures Contracts — Goldman Sachs & Co.	$2,906	$—	$2,906	$(328)	$—	$2,578
Strategic Income Fund
Futures Contracts — Goldman Sachs & Co.	26,602	—	26,602	(26,602)	—	—
			Net Amounts Presented in the	Gross Amounts not offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Available for Offset	Statements of Assets and Liabilities	Financial Instruments for offset	Cash Collateral Pledged*	Net Amount
INCORE Investment Quality Bond Fund
Futures Contracts — Goldman Sachs & Co.	$328	$—	$328	$(328)	$—	$—
INCORE Low Duration Bond Fund
Futures Contracts — Goldman Sachs & Co.	8,281	—	8,281	—	(8,281)	—
Strategic Income Fund
Futures Contracts — Goldman Sachs & Co.	42,078	—	42,078	(26,602)	(15,476)	—

*  Cash collateral pledged may be in excess of the amounts shown in the table. The total cash collateral pledged by each Fund is disclosed on the Statements of Assets and Liabilities.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of December 31, 2020:

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Interest Rate Risk Exposure:
INCORE Investment Quality Bond Fund	$3,879	$1,464
INCORE Low Duration Bond Fund	—	19,775
Strategic Income Fund	71,494	99,462

*  Includes cumulative appreciation/depreciation of futures contracts and credit default swap agreements as reported on the Schedules of Portfolio Investments. Only current day's variation margin for futures contracts are reported within the Statements of Assets and Liabilities.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended December 31, 2020:

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains (Losses) on Swap Agreements	Net Change in Unrealized Appreciation/ Depreciation on Futures Contracts	Net Change in Unrealized Appreciation/ Depreciation on Swap Agreements
Credit Risk Exposure:
INCORE Investment Quality Bond Fund	$—	$(82,185)	$—	$(14,094)
INCORE Low Duration Bond Fund	—	(401,936)	—	(120,813)
Strategic Income Fund	—	(126,520)	—	20,150
Interest Rate Risk Exposure:
INCORE Investment Quality Bond Fund	$248,381	$—	$7,308	$—
INCORE Low Duration Bond Fund	1,052,349	—	(23,960)	—
Strategic Income Fund	(267,319)	—	42,119	—

All open derivative positions at year end are reflected in each respective Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to each Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year, except for the INCORE Low Duration Bond Fund. The volume associated with derivative positions in the INCORE Low Duration Bond Fund was 24% and 3% for futures contracts and swap agreements, respectively, based on average monthly notional amounts in comparison to net assets during the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statements of Operations.

Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees, and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income on the Statements of Operations.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay the Agent various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending transactions which are subject to offset under the MSLA as of December 31, 2020. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral and greater than overnight and continuous contractual maturity for non-cash collateral.

	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
	Securities on Loan)	Collateral Received*	<30	Between 30 & 90 days	90 days	Net Amount
INCORE Investment Quality Bond Fund	$314,857	$314,857	$—	$—	$—	$—
INCORE Low Duration Bond Fund	2,032,604	2,032,604	—	—	—	—
High Yield Fund	22,083,156	22,083,156	—	—	—	—
Tax-Exempt Fund	1,827,738	1,827,738	—	—	—	—
Strategic Income Fund	4,381,534	4,381,534	—	—	—	—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Statements of Assets and Liabilities.

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency translations on the Statements of Operations.

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

Foreign Taxes:

The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2020, the Funds engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses):

	Purchases	Sales	Net Realized Gains (Losses)
Tax-Exempt Fund	$1,600,000	$2,700,000	$—
High Income Municipal Bond Fund	3,100,000	2,400,000	—

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2020, were as follows:

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
INCORE Investment Quality Bond Fund	$12,722,821	$7,397,741	$10,591,814	$17,621,538
INCORE Low Duration Bond Fund	81,484,784	102,589,411	124,854,059	109,226,401
High Yield Fund	306,727,443	240,124,573	—	—
Tax-Exempt Fund	27,018,082	30,946,941	—	—
High Income Municipal Bond Fund	32,021,790	29,519,121	—	—
Floating Rate Fund	370,025,777	288,147,313	—	—
Strategic Income Fund	114,771,176	74,378,756	83,488,293	74,844,753

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation and a wholly owned direct subsidiary of Victory Capital Operating, LLC. Amounts incurred and paid to VCM for the year ended December 31, 2020, are reflected on the Statements of Operations as Investment advisory fees.

VCM has entered into a Sub-Advisory Agreement with Park Avenue Institutional Advisers LLC ("Park Avenue"). Park Avenue is responsible for providing day-to-day investment advisory services to the High Yield Fund, the Floating Rate Fund and the Strategic Income Fund, subject to the oversight of the Board. Prior to April 2020, Park Avenue provided investment advisory services to the Tax-Exempt Fund and the High Income Municipal Bond Fund.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Flat Rate
INCORE Investment Quality Bond Fund	0.50%
INCORE Low Duration Bond Fund	0.45%
High Yield Fund	0.60%
Tax-Exempt Fund	0.50%
High Income Municipal Bond Fund	0.50%
Floating Rate Fund	0.65%
Strategic Income Fund	0.60%

VCM also serves as the Funds' administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex. Amounts incurred for the year ended December 31, 2020, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Funds reimburse VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

specifically allocated to the Funds. Amounts incurred for the year ended December 31, 2020, are reflected on the Statements of Operations as Sub-Administration fees.

Citibank serves as the Funds' custodian. The Funds pay Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statements of Operations as Custodian fees.

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out- of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statements of Operations as Transfer agent fees.

Victory Capital Transfer Agency, Inc., an affiliate of the Adviser, serves as sub-transfer agent for the Member Class shares of the Funds and receives no fee or other compensation for these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statements of Operations as Compliance fees.

Sidley Austin LLP provides legal services to the Trust.

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc. Amounts incurred for the year ended December 31, 2020, are reflected on the Statements of Operations as 12b-1 fees.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares and 1.00% of the average daily net assets of Class C Shares of the Funds. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor is entitled to receive commissions on sales of the Class A Shares of the Funds. For the year ended December 31, 2020, the Distributor received approximately $21,158 from commissions earned on sales of Class A Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2020, the expense limits (excluding voluntary waivers) are as follows:

	In effect until April 30, 2021
	Class A Shares	Class C Shares	Class R Shares	Class Y Shares	Member Class
INCORE Investment Quality Bond Fund	0.90%	1.77%	1.30%	0.66%	N/A
INCORE Low Duration Bond Fund	0.85%	1.62%	1.27%	0.62%	N/A
High Yield Fund	1.00%	1.70%	1.35%	0.76%	N/A
Tax-Exempt Fund	0.80%	1.60%	N/A	0.69%	N/A
High Income Municipal Bond Fund	0.80%	1.57%	N/A	0.57%	0.65	%(a)
Floating Rate Fund	1.00%	1.80%	1.56%	0.78%	0.85	%(a)
Strategic Income Fund	0.95%	1.74%	1.34%	0.74%	N/A

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

(a)  In effect from November 3, 2020, until at least April 30, 2022.

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as Recoupment of prior expenses waived/reimbursed by Adviser.

As of December 31, 2020, the following amounts are available to be repaid to the Adviser. The Funds have not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at December 31, 2020.

	Expires December 30, 2021	Expires December 30, 2022	Expires December 31, 2023	Total
INCORE Investment Quality Bond Fund	$107,641	$127,606	$136,293	$371,540
INCORE Low Duration Bond Fund	110,273	163,391	131,941	405,605
High Yield Fund	76,868	181,413	253,784	512,065
Tax-Exempt Fund	114,539	132,065	135,204	381,808
High Income Municipal Bond Fund	121,563	132,417	131,713	385,693
Floating Rate Fund	765,491	841,458	827,922	2,434,871
Strategic Income Fund	98,810	110,089	134,256	343,155

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. The Adviser voluntarily waived $ 76,625 for the year ended December 31, 2020 for the INCORE Low Duration Bond Fund.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, Custodian, Distributor, and Legal Counsel.

5. Risks:

Each Fund may be subject to other risks in addition to these identified risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

Credit Risk — The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

Geopolitical/Natural Disaster Risk — An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Funds' investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

LIBOR Discontinuation Risk — Many debt securities, derivatives and other financial instruments, including some of the Funds' investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. For U.S. dollar LIBOR, however, the relevant date may be deferred to June 30, 2023, for the most common tenors (overnight and one, three, six and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of U.S. dollar LIBOR as of June 30, 2023 (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. It is expected that there will be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. Although the foregoing may provide some sense of timing, there is no assurance that LIBOR, nor any particular currency and tenor, will continue to be published until any particular date, and it appears highly likely that LIBOR will be discontinued or modified after December 31, 2021, or June 30, 2023, depending on the currency and tenor. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended December 31, 2020, the Victory Funds Complex and the USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended December 31, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

$300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is presented on the Statements of Operations under Line of credit fees.

The Funds did not utilize the Line of Credit during the year ended December 31, 2020.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend money to and borrow money from any other Victory Fund, that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund during the period, if applicable, is presented on the Statements of Operations under Interest expense on interfund lending. As a Lender, interest earned by each Fund during the period, if applicable, is presented on the Statements of Operations under Interfund lending income.

The average borrowing and lending for the days outstanding and average interest rate for each Fund during the year ended December 31, 2020, were as follows:

	Borrower or Lender	Amount Outstanding at December 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
INCORE Low Duration Bond Fund	Borrower	$—	$2,282,000	1	1.02%	$2,282,000
Tax-Exempt Fund	Borrower	—	1,721,667	3	1.92%	2,077,000

*  For the year ended December 31, 2020, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid monthly for the Funds. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of December 31, 2020, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

	Total Accumulated Earnings/(Loss)	Capital
INCORE Low Duration Bond Fund	$3	$(3)
High Yield Fund	(1,599)	1,599
Tax-Exempt Fund	4	(4)
Floating Rate Fund	2	(2)
Strategic Income Fund	(1)	1

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Year Ended December 31, 2020
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Tax-Exempt Distributions	Total Distributions Paid
INCORE Investment Quality Bond Fund	$628,534	$—	$628,534	$—	$—	$628,534
INCORE Low Duration Bond Fund	3,852,115	—	3,852,115	899,611	—	4,751,726
High Yield Fund	11,988,947	—	11,988,947	—	—	11,988,947
Tax-Exempt Fund	16,565	582,047	598,612	—	1,981,434	2,580,046
High Income Municipal Bond Fund	152,651	185,634	338,285	—	1,413,719	1,752,004
Floating Rate Fund	29,295,692	—	29,295,692	—	—	29,295,692
Strategic Income Fund	2,008,446	903,103	2,911,549	—	—	2,911,549
	Year Ended December 31, 2019
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Tax-Exempt Distributions	Total Distributions Paid
INCORE Investment Quality Bond Fund	$729,886	$—	$729,886	$—	$—	$729,886
INCORE Low Duration Bond Fund	5,542,176	—	5,542,176	211,801	—	5,753,977
High Yield Fund	8,070,016	—	8,070,016	—	—	8,070,016
Tax-Exempt Fund	423,874	390,747	814,621	—	2,236,300	3,050,921
High Income Municipal Bond Fund	2,711	253,174	255,885	—	1,601,762	1,857,647
Floating Rate Fund	34,708,312	—	34,708,312	—	—	34,708,312
Strategic Income Fund	1,237,315	—	1,237,315	72,235	—	1,309,550

As of December 31, 2020, the components of accumulated earnings/(loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Other Temporary Differences	Total Accumulated Earnings (Loss)
INCORE Investment Quality Bond Fund	$195,682	$—	$—	$—	$195,682	$—	$—	$1,606,826	$—	$1,802,508
INCORE Low Duration Bond Fund	—	—	—	(229,387)	(229,387)	(30,612,155)	—	5,453,524	—	(25,388,018)
High Yield Fund	22,888	—	—	—	22,888	(6,751,308)	—	10,477,133	—	3,748,713
Tax-Exempt Fund	—	10,812	217,910	—	228,722	—	—	4,683,106	—	4,911,828
High Income Municipal Bond Fund	—	150,543	—	—	150,543	—	(82,165)	2,036,464	(15,470)	2,089,372
Floating Rate Fund	278,667	—	—	—	278,667	(183,325,919)	—	111,685	(15,807)	(182,951,374)
Strategic Income Fund	492,941	—	381,677	—	874,618	—	—	3,295,235	—	4,169,853

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, contingent payment debt instruments, and deemed dividends on Convertible Debt Under Sec. 305(c).

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

As of the tax year ended December 31, 2020, the following Funds had net capital loss carryforwards ("CLCFs") as summarized in the table below, which are not subject to expiration.

	Short-Term Amount	Long-Term Amount	Total
INCORE Low Duration Bond Fund	$11,509,008	$19,103,147	$30,612,155
High Yield Fund	—	6,751,308	6,751,308
Floating Rate Fund	28,124,571	155,201,348	183,325,919

During the most recent tax year ended December 31, 2020, the INCORE Investment Quality Bond Fund, INCORE Low Duration Bond Fund, High Yield Fund and Strategic Income Fund utilized $577,889, $1,327,229, $420,316 and $902,515, respectively, of CLCFs.

As of December 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
INCORE Investment Quality Bond Fund	$28,204,513	$1,639,714	$(32,888)	$1,606,826
INCORE Low Duration Bond Fund	250,744,846	5,600,369	(146,845)	5,453,524
High Yield Fund	255,842,029	13,195,861	(2,718,728)	10,477,133
Tax-Exempt Fund	58,126,765	4,756,817	(73,711)	4,683,106
High Income Municipal Bond Fund	42,860,360	2,361,526	(325,062)	2,036,464
Floating Rate Fund	647,842,189	12,459,462	(12,347,777)	111,685
Strategic Income Fund	105,151,742	3,336,495	(41,260)	3,295,235

8. Capital Contribution from Prior Custodian:

During 2016, certain Funds received notification from their prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Funds was accounted for as a capital contribution and is reflected on the Financial Highlights as Capital Contribution from Prior Custodian, Net.

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2020, the shareholder listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds. Shareholders of record may hold Fund shares for the benefit of their customers.

	Shareholder	Percent
High Income Municipal Bond Fund	Wells Fargo	29.1%
Strategic Income Fund	Guardian Life Insurance	36.3%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory INCORE Investment Quality Bond Fund, Victory INCORE Low Duration Bond Fund, Victory High Yield Fund, Victory Tax-Exempt Fund, Victory High Income Municipal Bond Fund, Victory Floating Rate Fund and Victory Strategic Income Fund (the "Funds"), each a series of Victory Portfolios, as of December 31, 2020, the related statements of operations for the year then ended and the statements of changes in net assets, the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial highlights for the years ended December 31, 2018 and prior, were audited by other auditors whose report dated February 26, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, counterparties and brokers or by other appropriate auditing procedures where replies from brokers and counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 23, 2021

Victory Portfolios	Supplemental Information December 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 42 portfolios in the Trust, 8 portfolios in Victory Variable Insurance Funds, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. David C. Brown is a Trustee of USAA Mutual Funds and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012).
E. Lee Beard,* Born August 1951	Trustee	May 2005	Retired (since 2015)	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

Victory Portfolios	Supplemental Information — continued December 31, 2020

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Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017); Advisor, (January 2016-April 2016) and Managing Partner (August 2014-January 2016) Endgate Commodities LLC.	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, Born December 1944	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	Trustee, USAA Mutual Funds Trust.

*  The Board has designated Ms. Beard and Mr. Meyer as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Victory Portfolios	Supplemental Information — continued December 31, 2020

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Officers:

The officers of the Trust, their date of birth, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	December 1997	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Victory Portfolios	Supplemental Information — continued December 31, 2020

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended December 31 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020, through December 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value 12/31/20	Actual Expenses Paid During Period 7/1/20- 12/31/20	Hypothetical Expenses Paid During Period 7/1/20- 12/31/20*	Annualized Expense Ratio During Period 7/1/20- 12/31/20
INCORE Investment Quality Bond Fund
Class A Shares	$1,000.00	$1,026.20	$1,020.61	$4.58	$4.57	0.90%
Class C Shares	1,000.00	1,020.70	1,016.24	8.99	8.97	1.77%
Class R Shares	1,000.00	1,023.10	1,018.60	6.61	6.60	1.30%
Class Y Shares	1,000.00	1,027.50	1,021.82	3.36	3.35	0.66%

Victory Portfolios	Supplemental Information — continued December 31, 2020

  (Unaudited)

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value 12/31/20	Actual Expenses Paid During Period 7/1/20- 12/31/20	Hypothetical Expenses Paid During Period 7/1/20- 12/31/20*	Annualized Expense Ratio During Period 7/1/20- 12/31/20
INCORE Low Duration Bond Fund
Class A Shares	$1,000.00	$1,014.50	$1,020.86	$4.30	$4.32	0.85%
Class C Shares	1,000.00	1,010.60	1,016.99	8.19	8.21	1.62%
Class R Shares	1,000.00	1,012.40	1,018.75	6.42	6.44	1.27%
Class Y Shares	1,000.00	1,014.70	1,022.02	3.14	3.15	0.62%
High Yield Fund
Class A Shares	1,000.00	1,143.30	1,020.11	5.39	5.08	1.00%
Class C Shares	1,000.00	1,140.70	1,016.59	9.15	8.62	1.70%
Class R Shares	1,000.00	1,142.80	1,018.50	7.11	6.70	1.32%
Class Y Shares	1,000.00	1,145.10	1,021.32	4.10	3.86	0.76%
Tax-Exempt Fund
Class A Shares	1,000.00	1,055.00	1,021.11	4.13	4.06	0.80%
Class C Shares	1,000.00	1,050.90	1,017.09	8.25	8.11	1.60%
Class Y Shares	1,000.00	1,055.60	1,021.67	3.57	3.51	0.69%
High Income Municipal Bond Fund
Class A Shares	1,000.00	1,057.00	1,021.11	4.14	4.06	0.80%
Class C Shares	1,000.00	1,053.00	1,017.24	8.10	7.96	1.57%
Class Y Shares	1,000.00	1,058.20	1,022.27	2.95	2.90	0.57%
Member Class**	1,000.00	1,041.20	1,021.87	1.07	3.30	0.65%
Floating Rate Fund
Class A Shares	1,000.00	1,108.40	1,020.11	5.30	5.08	1.00%
Class C Shares	1,000.00	1,102.70	1,016.09	9.51	9.12	1.80%
Class R Shares	1,000.00	1,104.10	1,017.29	8.25	7.91	1.56%
Class Y Shares	1,000.00	1,109.50	1,021.22	4.14	3.96	0.78%
Member Class**	1,000.00	1,044.10	1,020.86	1.40	4.32	0.85%
Strategic Income Fund
Class A Shares	1,000.00	1,044.20	1,020.36	4.88	4.82	0.95%
Class C Shares	1,000.00	1,040.90	1,016.39	8.93	8.82	1.74%
Class R Shares	1,000.00	1,042.90	1,018.40	6.88	6.80	1.34%
Class Y Shares	1,000.00	1,045.60	1,021.42	3.81	3.76	0.74%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Actual Expenses Paid are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 59/366 to reflect the stub period from commencement of operations November 3, 2020, through December 31, 2020.

Victory Portfolios	Supplemental Information — continued December 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2020, the following Funds designated tax-exempt income distributions:

Amount
Tax-Exempt Fund	$1,981,434
High Income Municipal Bond Fund	1,413,719

For the year ended December 31, 2020, the following Funds designated short-term capital gain distributions:

Amount
INCORE Investment Quality Bond Fund	$86,815
Tax-Exempt Fund	12,443
High Income Municipal Bond Fund	150,197
Strategic Income Fund	912,770

For the year ended December 31, 2020, the following Funds designated long-term capital gain distributions:

Amount
Tax-Exempt Fund	$582,047
High Income Municipal Bond Fund	185,634
Strategic Income Fund	903,103

Victory Portfolios	Supplemental Information — continued December 31, 2020

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreements

The Board approved the advisory agreement with the Adviser, on behalf of each of the Funds (the "Advisory Agreement"), and the sub-advisory agreement between the Adviser and Park Avenue Institutional Advisers LLC (the "Sub-Adviser"), on behalf of each of the High Yield Fund, Floating Rate Fund and Strategic Income Fund (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements"), at a meeting, which was called for that purpose, on December 2, 2020. The Board also considered information relating to the Funds and the Agreements provided throughout the year and, more specifically, at a meeting on October 27, 2020, called for the purpose of reviewing the Agreements. In considering whether to approve the Agreement, the Board requested, and the Adviser and Sub-Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds, which also serves as independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Funds' advisory arrangements by an independent consultant retained through their counsel.

The Board took into consideration regular reports from the Adviser and Sub-Adviser throughout the COVID-19 pandemic public health crisis concerning how the ongoing pandemic has affected market volatility, investment risk and the implementation and effectiveness of business continuity plans. These reports also had confirmed that the pandemic had no material impact on the Adviser's (or the Sub-Adviser's) operations.

The Board considered each Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreements should be continued. The Board reviewed numerous factors with respect to each Fund, including the services to be provided by the Sub-Adviser. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Funds as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  The total expenses of each Fund;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between each Fund and the Adviser.

Victory Portfolios	Supplemental Information — continued December 31, 2020

  (Unaudited)

In considering whether the compensation paid to the Sub-Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of each Fund for the services provided by the Sub-Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The fees payable for the services;

•  Representations by the Adviser that the sub-advisory fee for each Fund is within the range of fees agreed to in the market for similar services;

•  Whether the fee would be sufficient to enable the Sub-Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  Management's commitment to operating the Fund at competitive expense levels;

•  Research and other service benefits received by the Sub-Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Sub-Adviser as a result of its sub-advisory relationship with the Funds;

•  The capabilities and financial condition of the Sub-Adviser;

•  The nature, quality and extent of the oversight and compliance services provided by the Adviser;

•  The historical relationship between the predecessor funds and the Sub-Adviser; and

•  Current economic and industry trends.

The Board reviewed each Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to each Fund individually. In addition, the Board compared each Fund's gross management fee and total operating expense ratio on a net and gross basis with the median gross management fee and median expense ratio of a universe of comparable mutual funds compiled by an independent consultant, and a peer group of funds with similar investment strategies selected by that independent consultant from the universe of comparable funds. The Board reviewed the factors and methodology used by the independent consultant in the selection of each Fund's peer group, including the independent consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the independent consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. With respect to certain Funds, the Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the Funds included breakpoints, which are generally viewed as a method by which an investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below, and would consider breakpoints at a future time if a Fund's assets were to grow significantly.

The Board also reviewed the compliance and administrative services provided to the Funds by the Adviser and its affiliates, including the Adviser's oversight of the Funds' day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds and the Trust.

With respect to the High Yield Fund, Floating Rate Fund and Strategic Income Fund, the Board also considered information concerning the fee paid to the Sub-Adviser under the Sub-Advisory Agreement. The Board considered the relative roles and responsibilities of the Adviser and Sub-Adviser with respect to the applicable Funds and noted that, among other things: (1) the sub-advisory fees for these Funds are paid by the Adviser and, therefore, are not a direct expense of the Funds; and (2) the Adviser supervises the Sub-Adviser. The Board also considered the Adviser's representation that the fees to be paid to the Sub-Adviser are within the range of sub-advisory fees paid to other sub-advisers for similar services. The Board reviewed fees and other information related to the Sub-Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board recognized that because the sub-advisory fees are paid by the Adviser, any arrangement by the Sub-Adviser to reduce its fee as a Fund grows would have no direct impact on the Fund or its shareholders.

Victory Portfolios	Supplemental Information — continued December 31, 2020

  (Unaudited)

The Board found that the gross annual management fee paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's Class A net annual expense ratio was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns. .

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

INCORE Investment Quality Bond Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, outperformed the peer group median for the one-, three- and ten-year periods, and matched the peer group median for the five-year period.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

INCORE Low Duration Bond Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, with the exception of the ten-year period, and outperformed the peer group median for the one-year period, underperformed the peer group median for the three- and five-year periods, and matched the peer group median for the ten-year period. The Board discussed with the Adviser how market conditions affected the Fund during periods of underperformance given the Fund's investment strategy and fee and expense profile.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

High Yield Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the three- and five-year periods, underperformed the benchmark index for the one- and ten-year periods, and outperformed the peer group median for all of the periods reviewed, with the exception of the one-year period.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Victory Portfolios	Supplemental Information — continued December 31, 2020

  (Unaudited)

Tax-Exempt Fund

Noting that as of April 1, 2020, the Sub-Adviser no longer served as sub-adviser to the Fund, the Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed both the benchmark index and the peer group median for all of the periods reviewed, with the exception of the three-year period. The Board discussed with the Adviser how market conditions affected the Fund during periods of underperformance given the Fund's investment strategy and fee and expense profile.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the recent periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

High Income Municipal Bond Fund

Noting that as of April 1, 2020, the Sub-Adviser no longer served as sub-adviser to the Fund, the Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, with the exception of the ten-year period, outperformed the peer group median for the one- and three-year periods, and underperformed the peer group median for the five- and ten-year periods.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Floating Rate Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, and outperformed the peer group median for all of the periods reviewed.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Strategic Income Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the five- and ten-year periods, underperformed the benchmark index for the one- and three-year periods, and outperformed the peer group median for all of the periods reviewed, with the exception of the ten-year period.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Victory Portfolios	Supplemental Information — continued December 31, 2020

  (Unaudited)

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of each Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Based on its review of the information requested and provided, and following extended discussions, the Board concluded, among other things, that the Sub-Advisory Agreement, with respect to each of the High Yield Fund, Floating Rate Fund and Strategic Income Fund, was consistent with the best interests of each Fund and its shareholders and unanimously approved the Sub-Advisory Agreement (including the fees to be charged for services thereunder), on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the investment advisory services provided, the costs of these services and the estimated profitability of the Sub-Adviser's relationship with each Fund;

•  The nature, quality and extent of the investment advisory services provided by the portfolio management team of the Sub-Adviser, which have resulted in each Fund achieving its stated investment objective;

•  The Sub-Adviser's representations regarding its staffing and capabilities to manage the Funds; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Sub-Adviser.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)
800-235-8396 for Member Class

VPRSFIF-AR (12/20)

December 31, 2020

Annual Report

Victory RS Small Cap Growth Fund

Victory RS Select Growth Fund

Victory RS Mid Cap Growth Fund

Victory RS Growth Fund

Victory RS Science and Technology Fund

Victory RS Small Cap Equity Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 (800-235-8396 for Member Class) or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (Unaudited)	3
Managers' Commentary and Investment Overview (Unaudited)	5
Investment Objective and Portfolio Holdings (Unaudited)	35
Financial Statements
The Victory Growth Funds
Victory RS Small Cap Growth Fund
Schedule of Portfolio Investments	41
Statement of Assets and Liabilities	61
Statement of Operations	63
Statements of Changes in Net Assets	65-67
Financial Highlights	72-73
Victory RS Select Growth Fund
Schedule of Portfolio Investments	45
Statement of Assets and Liabilities	61
Statement of Operations	63
Statements of Changes in Net Assets	65-67
Financial Highlights	74-75
Victory RS Mid Cap Growth Fund
Schedule of Portfolio Investments	48
Statement of Assets and Liabilities	61
Statement of Operations	63
Statements of Changes in Net Assets	65-67
Financial Highlights	76-77
Victory RS Growth Fund
Schedule of Portfolio Investments	51
Statement of Assets and Liabilities	62
Statement of Operations	64
Statements of Changes in Net Assets	68-70
Financial Highlights	78-79
Victory RS Science and Technology Fund
Schedule of Portfolio Investments	54
Statement of Assets and Liabilities	62
Statement of Operations	64
Statements of Changes in Net Assets	68-70
Financial Highlights	80-81
Victory RS Small Cap Equity Fund
Schedule of Portfolio Investments	59
Statement of Assets and Liabilities	62
Statement of Operations	64
Statements of Changes in Net Assets	68-70
Financial Highlights	82-83
Notes to Financial Statements	84
Report of Independent Registered Public Accounting Firm	95

1

Table of Contents (continued)

Supplemental Information (Unaudited)	96
Trustee and Officer Information	96
Proxy Voting and Portfolio Holdings Information	99
Expense Examples	99
Additional Federal Income Tax Information	101
Advisory Contract Approval	102
Privacy Policy (inside back cover)

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call 800-539-3863 (800-235-8396 for Member Class) and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

The Funds are distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863 (800-235-8396 for Member Class). Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)
800-235-8396 for Member Class

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

When we look back on 2020, we will undoubtedly remember it as an extraordinary year. A year ago, no one could have imagined the unusual events that would challenge us personally, professionally, and collectively as a nation. But in retrospect, the trajectory of financial markets over the past year was nothing short of extraordinary.

The year began with rudimentary worries, such as economic growth rates, trade deals, and interest rates. But a novel coronavirus and the subsequent worldwide spread of COVID-19 became an unprecedented event. To combat the pandemic, governments everywhere issued austere shelter-in-place orders, and the global economy slowed markedly. Equity markets sold off sharply in March and April, and second quarter U.S. GDP contracted by an alarming annual rate of 31.4%.

It's no surprise that so many investors flocked to the perceived safety of U.S. Treasurys. Meanwhile, liquidity evaporated (for a short spell) in many other segments of the fixed income market, including higher-yielding credits and municipal bonds. The outlook was tenuous, and credit spreads widened while prices declined for most securities perceived to be higher risk.

A response, however, came swiftly. The U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action — cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets. The U.S. government also stepped up to provide fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act).

It was impressive how quickly those actions helped end the stock market's freefall and restore order across much of the fixed-income universe. The rebound was almost as robust as the drawdown, and third-quarter GDP (the most recent finalized data available) grew at a 33.4% annualized rate.

Late in the year, markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for additional fiscal stimulus. Ultimately, stocks were propelled higher in the fourth quarter when it became clear the United States Congress would provide another dose of fiscal stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

Through all the unprecedented events and extreme volatility, the S&P 500® Index registered an impressive annual return of 18.40% for the 12-month period ended December 31, 2020. Meanwhile, the yield on 10-year U.S. Treasurys declined 95 basis points over the same period, reflecting both the Fed's interest rate cuts and its pledge to keep rates low longer. The yield on 10-Year U.S. Treasurys was 0.93% as of December 31, 2020.

While markets endured and performed admirably during 2020, perhaps the key takeaway is that the unexpected can and will happen. That's why it's important to

3

remain focused on your long-term investment goals and avoid making emotional decisions. Moreover, we continue to have confidence in all of Victory Capital's autonomous Investment Franchises and their ability to navigate the ups and downs.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call 800-539-3863 (800-235-8396 for Member Class), or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory RS Growth Funds

Victory RS Small Cap Growth Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

U.S. equity markets delivered solid performance across styles in 2020, as the S&P 500® Index delivered its 11th year of positive returns in the last 12 years. U.S. stocks continued to perform well following a strong 2019, driven by a resilient U.S. economy following what was effectively a global economic shutdown in the first quarter and renewed risk-taking among investors, supported by record fiscal stimulus and highly accommodative monetary policy.

After a solid start to the 2020 calendar year in January, U.S. equity markets moved abruptly lower as worst-case fears of SARS-CoV-2 (severe acute respiratory syndrome coronavirus 2) — the virus responsible for COVID-19 (coronavirus disease 2019) — became a reality. While investors started to show concern regarding the potential impact of the virus in February, with the broad Russell 3000® Index declining 8.19%, investors fled risk assets in March en masse as the virus hit home in the United States and the broad index declined another 13.75%. This panic pushed investors to shift away from risk assets and caused credit markets to seize up, while volatility, as measured by the CBOE Market Volatility Index, hit an all-time record high.

The U.S. Federal Reserve (the "Fed") subsequently adjusted forecasts for second quarter economic output to contract by levels not seen since the Great Depression. Given the unprecedented impact to short-term economic growth, the U.S. government implemented record levels of fiscal stimulus to keep businesses open, people in their homes, and important services funded. Meanwhile, the Fed implemented the largest scale monetary stimulus on record, which provided ample liquidity to credit markets, businesses, and important infrastructure. The Fed also lowered interest rates by 150 basis points to 0%, with the goal of helping the economy bounce back quickly.

U.S. equity markets roared back during the second quarter as fiscal and monetary measures convinced investors who had fled risk assets to re-enter. It also became clear that the economic and business impact of the coronavirus would not affect all companies similarly and that there would be "haves" and "have-nots" in the aftermath. While all U.S. equity styles performed well, the disparity between innovative growth and legacy value companies became increasingly pronounced before rising markets took a breather in September.

Strong sentiment turned into exuberance as we approached year-end, as record-setting market performance in the fourth quarter, driven by news that COVID-19 vaccines developed in record time were more effective than most could have hoped for and by the more-certain outlook a victory by Joe Biden in the U.S. presidential election brings, pushed record inflows into equities. The light at the end of the tunnel that the vaccines bring to corporations and to individuals that have struggled created a sharp reversal among equity market leadership and many companies that were left for dead came roaring back. U.S. government action and corporate innovation appear to have bridged the pre-pandemic economy to what will be a new "normal" economic environment, with initial signs that the economy could fully rebound in 2021, despite the severe wave of COVID-19 in winter.

For the year, U.S. stocks performed well across market caps, with large-cap stocks slightly outperforming small- and mid-cap stocks during the year, as measured by the Russell family of indices, while growth-oriented investments sharply outperformed value as investors favored the strong fundamentals and execution of growth companies. Growth stocks as

5

Victory RS Growth Funds

Victory RS Small Cap Growth Fund (continued)

measured by the Russell 3000® Growth Index have now outperformed value stocks as measured by the Russell 3000® Value Index over 1, 3, 5, 10, 15, and even 30 years.

How did Victory RS Small Cap Growth Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital appreciation. The Fund returned 37.84% (Class A Shares at net asset value) for the year ended December 31, 2020, outperforming the Russell 2000® Growth Index, which returned 34.63% during the reporting period.

What strategies did you employ during the reporting period?

The Fund seeks long-term capital growth by investing primarily in small-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon. The Fund outperformed due to outsized outperformance in the Technology, Health Care, and Producer Durables sectors. Stock selection in Financial Services and Consumer Discretionary sectors offset some of the Fund's positive relative performance.

Within the Technology sector, contributors included Bandwidth Inc. ("Bandwidth"), a strong contributor to performance in 2020. Bandwidth is a communications platform-as-a-service solution focused on communications for enterprises. Some popular applications that use Bandwidth on the market today include Google, Skype and RingCentral. The software allows businesses to easily enhance their products and services with advanced text and voice capabilities offering enterprises end-to-end communications. We owned shares of Bandwidth given its large and growing market that we felt was still in the early days, as well as its best-in-class nationwide all-IP network that provides a unique competitive moat in the communications platform market. The stock performed exceptionally well during the year given strong execution and the unexpected tailwind the work-from-home environment provided for their customer base, including Zoom and Webex.

Another top contributor within Technology was Wix.com ("Wix"), a developer and marketer of a cloud-based platform that enables anyone to create a website or web application. Wix showed its resilience to COVID-19 at the beginning of the year as it reported a solid first quarter with collections and revenue up 24% year-over-year, in line with prior guidance. At the time, they did highlight a few negative trends due to the virus, including a slight increase in cancellations, but those trends reversed sharply for the remainder of the year as the demand for the company's tools accelerated the migration of small businesses to having an online presence by years, as well as producing a spike in new online business formation following a rise in unemployment. We believe the tailwind from this trend will continue.

Health Care sector holding Fate Therapeutics ("Fate") was another strong contributor in 2020. Fate is a biotechnology company that engages in the development of programmed cellular immunotherapies for cancer and immune disorders. We own shares of Fate given the view that it has the most disruptive technology in the cell therapy space and the best opportunity to achieve a true off-the-shelf therapeutic with drug-like properties in line with broadly used antibody therapeutics. The stock performed exceptionally well during the year, driven in part by strong Phase 1 data for their FT516 in combination with rituximab for patients with relapsed / refractory B-cell lymphoma that showed responses to the treatment and suggests there may be a clinical benefit allowing the body's cells to recognize, bind, and kill antibody-coated cancer cells.

6

Victory RS Growth Funds

Victory RS Small Cap Growth Fund (continued)

Within the Financial Services sector, a material driver of underperformance was holding EVO Payments Inc. ("EVO"). EVO is a global merchant acquirer and payment processor with exclusive global financial institution referral partnerships. We initially purchased shares of EVO given the long-term secular tailwinds supporting their business given the shift toward electronic payments, while exclusive bank partnerships present a significant moat and efficient customer acquisition strategy given these relationships extend multiple years. The stock struggled during the year as investors became concerned with the ability of the company to service its debt should the impact of the coronavirus be more prolonged than expected. The company reacted to these concerns by raising $150 million in perpetual convertible notes to pay down its debt, which we believed would allow investors to focus on the strong long-term fundamentals.

Within the Health Care sector, the largest detractor to performance was biotechnology holding bluebird bio, Inc. ("bluebird"). bluebird is a biotechnology company that uses an HIV-1 virus, lentivirus, as a means to modify genes and correct a patient's abnormal stem cells. Late in 2019, bluebird shared strong results in a number of trials, including their phase 2 registrational study of the treatment of late-stage relapsed multiple myeloma, which provided us with confidence that the company may only be at the early stage of their potential. Unfortunately, bluebird underwhelmed at the start of the year given expectations that the COVID-19 pandemic will shift the timing of enrollment and completion of a number of their other clinical studies primarily designed to expand the market opportunity once products are approved. The stock struggled to regain the confidence of investors as the company shared that their market expansion studies will be delayed or in some cases halted, though we believe these actions will reduce their cash burn and that the net impact to bluebird will be less than the impact to competitors that do not have pivotal trials that are already fully enrolled, which we feel will widen first mover advantages over competition.

Within the Consumer Discretionary sector, a material driver of relative underperformance was within Consumer Services, driven in part by Education holding Strategic Education, Inc. ("Strategic Education"). Strategic Education is an education company that offers its programs both online and on-site, with 74 campuses across 16 states and the District of Columbia, with 83% of program seats online. We purchased shares of the company given the company's new campus growth, technology, and favorable regulatory environment. The company was under pressure given weaker than expected earnings as well as reduced guidance, given the sensitivity of their undergraduate population to employment rates. We continue to hold the position given favorable longer-term trends for online education, and the uptick in inquiries, visits, and information requests given the shifting value proposal of their offering relative to traditional campuses.

Given the outsized impact of the virus globally, we believe investors should continue to expect all companies to feel some level of direct and secondary economic effects and markets to experience higher levels of volatility despite the outsized market performance to close out the year. As a result, we feel there will continue to be an abundance of opportunities across sectors in coming quarters and years as the economy transitions and new companies take leadership positions. We do not have a clear view or projection as to how large or prolonged the impact from the coronavirus (both direct and indirect) will be given the uncertainty regarding its continued spread, economic impact, politicization, the potential scale of incremental fiscal and monetary stimulus not yet announced, or even the potential transformation of industries and consumer and social norms, but we believe there are clear

7

Victory RS Growth Funds

Victory RS Small Cap Growth Fund (continued)

pockets of the economy that remain better positioned than others given the ability of workers to remain productive (remotely or on-site) and end-customer demand to remain steady, irrespective of the forward economic environment.

In this specific environment, we will focus further on companies with flexible business models that offer innovative products and services that we expect will take market share from legacy companies that will be more strained by the challenging economic conditions. Specifically, our "farm team" approach identifies and monitors premier companies within each relative index, but then waits for a favorable price. This should allow us to upgrade the portfolio to our very best ideas as relative valuations shift. We are confident that our process will allow us to take advantage of this dynamic environment.

8

Victory RS Growth Funds

Victory RS Small Cap Growth Fund

Investment Overview
(Unaudited)

Average Annual Total Returns

Year Ended December 31, 2020

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	11/30/87		9/6/07		1/22/07	7/12/17	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000® Growth Index[1]
One Year	37.84%	29.91%	36.78%	35.78%	37.20%	38.32%	38.21%	34.63%
Five Year	19.03%	17.63%	18.13%	18.13%	18.52%	N/A	19.35%	16.36%
Ten Year	15.90%	15.22%	14.92%	14.92%	15.37%	N/A	16.23%	13.48%
Since Inception	N/A	N/A	N/A	N/A	N/A	22.64%	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Small Cap Growth Fund — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.
9

Victory RS Growth Funds

Victory RS Select Growth Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

U.S. equity markets delivered solid performance across styles in 2020, as the S&P 500® Index delivered its 11th year of positive returns in the last 12 years. U.S. stocks continued to perform well following a strong 2019, driven by a resilient U.S. economy following what was effectively a global economic shutdown in the first quarter and renewed risk-taking among investors, supported by record fiscal stimulus and highly accommodative monetary policy.

After a solid start to the 2020 calendar year in January, U.S. equity markets moved abruptly lower as worst-case fears of SARS-CoV-2 (severe acute respiratory syndrome coronavirus 2) — the virus responsible for COVID-19 (coronavirus disease 2019) — became a reality. While investors started to show concern regarding the potential impact of the virus in February, with the broad Russell 3000® Index declining 8.19%, investors fled risk assets in March en masse as the virus hit home in the United States and the broad index declined another 13.75%. This panic pushed investors to shift away from risk assets and caused credit markets to seize up, while volatility, as measured by the CBOE Market Volatility Index, hit an all-time record high.

The U.S. Federal Reserve (the "Fed") subsequently adjusted forecasts for second quarter economic output to contract by levels not seen since the Great Depression. Given the unprecedented impact to short-term economic growth, the U.S. government implemented record levels of fiscal stimulus to keep businesses open, people in their homes, and important services funded. Meanwhile, the Fed implemented the largest-scale monetary stimulus on record, which provided ample liquidity to credit markets, businesses, and important infrastructure. The Fed also lowered interest rates by 150 basis points to 0%, with the goal of helping the economy bounce back quickly.

U.S. equity markets roared back during the second quarter as fiscal and monetary measures convinced investors that fled risk assets to re-enter. It also became clear that the economic and business impact of the coronavirus would not affect all companies similarly and that there would be "haves" and "have-nots" in the aftermath. While all U.S. equity styles performed well, the disparity between innovative growth and legacy value companies became increasingly pronounced before rising markets took a breather in September.

Strong sentiment turned into exuberance as we approached year-end, as record-setting market performance in the fourth quarter, driven by news that COVID-19 vaccines developed in record time were more effective than most could have hoped for and by the more-certain outlook a victory by Joe Biden in the U.S. presidential election brings, pushed record inflows into equities. The light at the end of the tunnel that the vaccines bring to corporations and to individuals that have struggled created a sharp reversal among equity market leadership and many companies that were left for dead came roaring back. U.S. government action and corporate innovation appear to have bridged the pre-pandemic economy to what will be a new "normal" economic environment, with initial signs that the economy could fully rebound in 2021, despite the prospect of a severe wave of COVID-19 in winter.

For the year, U.S. stocks performed well across market caps, with large-cap stocks slightly outperforming small- and mid-cap stocks during the year, as measured by the Russell family of indices, while growth-oriented investments sharply outperformed value as investors

10

Victory RS Growth Funds

Victory RS Select Growth Fund (continued)

favored the strong fundamentals and execution of growth companies. Growth stocks as measured by the Russell 3000® Growth Index have now outperformed value stocks as measured by the Russell 3000® Value Index over 1, 3, 5, 10, 15, and even 30 years.

How did Victory RS Select Growth Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital appreciation. The Fund returned 33.22% for the year ended December 31, 2020, underperforming the Russell 2500TM Growth Index, which returned 40.47% during the reporting period.

What strategies did you employ during the reporting period?

The Fund seeks long-term capital growth by investing primarily in small- and mid-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon. The Fund's underperformance for the year ended December 31, 2020, was driven by stock selection within the Health Care, Financial Services, and Consumer Discretionary sectors. Stock selection in Technology and Materials & Processing sectors offset a portion of the Fund's negative relative performance.

Within the Technology sector, contributors included RingCentral, a provider of software-as-a-service solutions for businesses to support modern communications. We initially purchased the stock in early 2014 given the thesis that RingCentral operates in a huge ~$50 billion global market (with approximately $15 billion in the United States alone) that was only 10% penetrated by cloud offerings. The company has executed very well due to their industry-leading technology driven by a large research and development budget which, combined with aggressive marketing, has allowed the company to take market share. In late 2019 RingCentral announced a commercial agreement with Avaya Holdings Corp., a global leader in communications, whereby RingCentral would become the exclusive provider of unified communications-as-a-service solutions to Avaya in a strategic partnership that would provide RingCentral access to Avaya's installed base of 100 million customers in exchange for a new RingCentral product on Avaya's Cloud Office. This deal helped to accelerate RingCentral's global expansion, as well as establishing Avaya as an important channel for RingCentral for years to come.

The largest contributor to outperformance within the Materials & Processing sector was building company Advanced Drainage Systems, Inc. ("Advanced Drainage"). Advanced Drainage is a leading solutions provider of high-performance thermoplastic corrugated pipe and related stormwater management and drainage products. We initially purchased shares of Advanced Drainage given its significant size and scale advantage attributable to its leadership position built over 50+ years that has led to its sole ability to provide a comprehensive array of water management and drainage solutions. We believe there are still underpenetrated markets that will allow them to take market share with superior products that are high quality and cost effective. The company performed well in the last quarter of the year and shared a favorable outlook for 2021 given their strong order book, book-to-bill ratio, and backlog.

Within the Health Care sector, the largest driver of relative outperformance was within Biotechnology, driven in part by Horizon Therapeutics Public Limited Company ("Horizon"). Horizon is a specialty pharmaceutical company with products in the areas of rheumatoid arthritis, osteoarthritis, and several different orphan areas. We purchased shares of Horizon

11

Victory RS Growth Funds

Victory RS Select Growth Fund (continued)

given its portfolio of rare disease assets and the success it has had in evolving into a wide-scope pharmaceuticals company given its solid execution over the past 5+ years of 30%+ revenue growth. The company's portfolio includes Tepezza, which we believe will be the standard care for treatment of thyroid eye disease, and Krystexxa, which is the only FDA-approved biologic for chronic refractory gout (a common type of inflammatory arthritis).

Within the Consumer Discretionary sector, the largest driver of relative underperformance was within Consumer Services, driven in part by education holding Strategic Education, Inc. ("Strategic Education"). Strategic Education is an education company that offers its programs both online and on-site, with 74 campuses across 16 states and the District of Columbia, with 83% of program seats online. We own shares of the company given the company's new campus growth, technology, and favorable regulatory environment. The company was under pressure given weaker-than-expected earnings as the year progressed, as well as lower guidance, given the sensitivity of their undergraduate population to employment rates. Despite the view that the company has a favorable longer-term opportunity given trends for online education, we decided to move on from the name and will keep an eye on their ability to repair their fundamental momentum going forward.

Within the Financial Services sector, the largest driver of relative underperformance was within the Consumer Finance and Credit Services industry, led by Euronet Worldwide ("Euronet"). Euronet is a payment and transaction processing company that provides distribution solutions to financial institutions, retailers, service providers, and individual consumers worldwide. Euronet owns and operates the largest ATM network in Europe and has a large presence in Asia, operating almost 20,000 ATMs in total, and had been an outsized positive performer in 2019, driven by a 29% increase in operating income as the company continued to execute. Euronet reported mixed results to start the year, with better-than-expected earnings growth, but lower-than-expected top-line sales, and reduced guidance despite a partnership with Walmart being rolled out globally. The larger issue turned out to be the impact of the coronavirus on global demand for their products and services, as global travel and cash needs were and are expected to remain sluggish given the economic slowdown and sheltering.

Within the Health Care sector, a driver of relative underperformance was Pharmaceuticals & Biotechnology holding Royalty Pharma Plc ("Royalty Pharma"). Royalty Pharma is involved in the identification, evaluation, and acquisition of royalties and royalty-related assets on various biopharmaceutical therapies through the collaboration with innovators from academic institutions, research hospitals, small and mid-cap biotechnology companies, and pharmaceutical companies. Its portfolio includes royalties on approximately 45 commercial products and three development-stage product candidates. We added Royalty Pharma through its IPO given the unique business model that does no manufacturing, does no sales, and has no marketing spend. Royalty Pharma owns a portfolio of intellectual property that has provided consistent, predictable returns, and has a strong management team that we believe can continue to add value in the future. Despite generating a positive return in the calendar year, the stock was unable to keep up with the outsized performance of peers in the biopharma industry.

Given the outsized impact of the virus globally, we believe investors should continue to expect all companies to feel some level of direct and secondary economic effects and markets to experience higher levels of volatility despite the outsized market performance to close out

12

Victory RS Growth Funds

Victory RS Select Growth Fund (continued)

the year. As a result, we feel there will continue to be an abundance of opportunities across sectors in coming quarters and years as the economy transitions and new companies take leadership positions. We do not have a clear view or projection as to how large or prolonged the impact from the coronavirus (both direct and indirect) will be, given the uncertainty regarding its continued spread, economic impact, politicization, the potential scale of incremental fiscal and monetary stimulus not yet announced, or even the potential transformation of industries and consumer and social norms, but we believe there are clear pockets of the economy that remain better positioned than others given the ability of workers to remain productive (remotely or on-site) and end-customer demand to remain steady irrespective of the forward economic environment.

In this specific environment, we will focus further on companies with flexible business models that offer innovative products and services that we expect will take market share from legacy companies that will be more strained by the challenging economic conditions. Specifically, our "farm team" approach identifies and monitors premier companies within each relative index, but then waits for a favorable price. This should allow us to upgrade the portfolio to our very best ideas as relative valuations shift. We are confident that our process will allow us to take advantage of this dynamic environment.

13

Victory RS Growth Funds

Victory RS Select Growth Fund

Investment Overview
(Unaudited)

Average Annual Total Returns

Year Ended December 31, 2020

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	8/1/96		11/15/07		2/12/07	11/15/16	5/1/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2500® Growth Index[1]	Russell 2000TM Growth Index[2]
One Year	33.22%	25.56%	32.20%	31.20%	32.57%	33.65%	33.57%	40.47%	34.63%
Five Year	15.39%	14.03%	14.49%	14.49%	14.83%	N/A	15.69%	18.68%	16.36%
Ten Year	13.50%	12.83%	12.59%	12.59%	12.87%	N/A	13.81%	15.00%	13.48%
Since Inception	N/A	N/A	N/A	N/A	N/A	18.02%	N/A	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Select Growth Fund — Growth of $10,000

1The Russell 2500TM Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2500TM Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

2The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

14

Victory RS Growth Funds

Victory RS Mid Cap Growth Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

U.S. equity markets delivered solid performance across styles in 2020, as the S&P 500® Index delivered its 11th year of positive returns in the last 12 years. U.S. stocks continued to perform well following a strong 2019, driven by a resilient U.S. economy following what was effectively a global economic shutdown in the first quarter and renewed risk-taking among investors, supported by record fiscal stimulus and highly accommodative monetary policy.

After a solid start to the 2020 calendar year in January, U.S. equity markets moved abruptly lower as worst-case fears of SARS-CoV-2 (severe acute respiratory syndrome coronavirus 2) — the virus responsible for COVID-19 (coronavirus disease 2019) — became a reality. While investors started to show concern regarding the potential impact of the virus in February, with the broad Russell 3000® Index declining 8.19%, investors fled risk assets in March en masse as the virus hit home in the United States and the broad index declined another 13.75%. This panic pushed investors to shift away from risk assets and caused credit markets to seize up, while volatility, as measured by the CBOE Market Volatility Index, hit an all-time record high.

The U.S. Federal Reserve (the "Fed") subsequently adjusted forecasts for second-quarter economic output to contract by levels not seen since the Great Depression. Given the unprecedented impact to short-term economic growth, the U.S. government implemented record levels of fiscal stimulus to keep businesses open, people in their homes, and important services funded. Meanwhile, the Fed implemented the largest-scale monetary stimulus on record, which provided ample liquidity to credit markets, businesses, and important infrastructure. The Fed also lowered interest rates by 150 basis points to 0%, with the goal of helping the economy bounce back quickly.

U.S. equity markets roared back during the second quarter as fiscal and monetary measures convinced investors that fled risk assets to re-enter. It also became clear that the economic and business impact of the coronavirus would not affect all companies similarly and that there would be "haves" and "have-nots" in the aftermath. While all U.S. equity styles performed well, the disparity between innovative growth and legacy value companies became increasingly pronounced before rising markets took a breather in September.

Strong sentiment turned into exuberance as we approached year-end, as record-setting market performance in the fourth quarter, driven by news that COVID-19 vaccines developed in record time were more effective than most could have hoped for and by the more certain outlook a victory by Joe Biden in the U.S. presidential election brings, pushed record inflows into equities. The light at the end of the tunnel that the vaccines bring to corporations and to individuals that have struggled created a sharp reversal among equity market leadership and many companies that were left for dead came roaring back. U.S. government action and corporate innovation appear to have bridged the pre-pandemic economy to what will be a new "normal" economic environment, with initial signs that the economy could fully rebound in 2021, despite the prospect of a severe wave of COVID-19 in winter.

For the year, U.S. stocks performed well across market caps, with large-cap stocks slightly outperforming small- and mid-cap stocks during the year, as measured by the Russell family of indices, while growth-oriented investments sharply outperformed value as investors

15

Victory RS Growth Funds

Victory RS Mid Cap Growth Fund (continued)

favored the strong fundamentals and execution of growth companies. Growth stocks as measured by the Russell 3000® Growth Index have now outperformed value stocks as measured by the Russell 3000® Value Index over 1, 3, 5, 10, 15, and even 30 years.

How did Victory RS Mid Cap Growth Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital appreciation. The Fund returned 34.47% (Class A Shares at net asset value) for the year ended December 31, 2020, underperforming the Russell Midcap® Growth Index, which returned 35.59% during the reporting period.

What strategies did you employ during the reporting period?

The Fund seeks long-term capital growth by investing primarily in mid-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon. The Fund's relative underperformance for the year ended December 31, 2020, was driven by stock selection within the Health Care, Consumer Discretionary, Financial Services, and Consumer Staples sectors. Stock selection in Technology and Materials & Processing sectors offset a portion of the Fund's negative relative performance.

Within the Technology sector, contributors included RingCentral, a provider of software-as-a-service solutions for businesses to support modern communications. We initially purchased the stock in early 2014 given the thesis that RingCentral operates in a huge ~$50 billion global market (with approximately $15 billion in the United States alone) that was only 10% penetrated by cloud offerings. The company has executed very well due to their industry-leading technology driven by a large research and development budget which, combined with aggressive marketing, has allowed the company to take market share. In late 2019 RingCentral announced a commercial agreement with Avaya Holdings Corp., a global leader in communications, whereby RingCentral would become the exclusive provider of unified communications-as-a-service solutions to Avaya in a strategic partnership that would provide RingCentral access to Avaya's installed base of 100 million customers in exchange for a new RingCentral product on Avaya's Cloud Office. This deal helped to accelerate RingCentral's global expansion, as well as establishing Avaya as an important channel for RingCentral for years to come.

A strong performer within the Materials & Processing sectors was fertilizer holding Scotts Miracle-Gro Company ("Scotts"). Scotts is the leading manufacturer and marketer of branded lawn care products in North America, including grass seed, fertilizers, soil, mulch, herbicides, pesticides, and rodent control products. We initially purchased shares of Scotts given the company's steady growth in their consumer business (70% of sales) and optionality of their Hawthorne business given exposure to the emerging cannabis market, where we model sales growth of 40%+ per year through 2022. The company had a very strong year and gave favorable 2021 guidance.

Health Care sector holding Fate Therapeutics ("Fate") was another strong contributor in 2020. Fate is a biotechnology company that engages in the development of programmed cellular immunotherapies for cancer and immune disorders. We own shares of Fate given the view that it has the most disruptive technology in the cell therapy space and the best opportunity to achieve a true off-the-shelf therapeutic with drug-like properties in line with broadly used antibody therapeutics. The stock performed exceptionally well during the year,

16

Victory RS Growth Funds

Victory RS Mid Cap Growth Fund (continued)

driven in part by strong Phase 1 data for their FT516 in combination with rituximab for patients with relapsed / refractory B-cell lymphoma that showed responses to the treatment and suggests there may be a clinical benefit allowing the body's cells to recognize, bind, and kill antibody-coated cancer cells.

Within the Consumer Discretionary sector, one of the largest relative underperformers was Entertainment holding Live Nation Entertainment, Inc. ("Live Nation"). Live Nation operates as a live entertainment company through Concerts, Ticketing, and Sponsorship & Advertising segments. We owned shares of Live Nation given the continued trend toward experiences, which created strong demand for concerts, as well as the perception that supply was firmly in place as touring is a primary source of annual income for major artists. In addition, the shift toward digital ticketing has improved the company's ability to communicate directly to fans, while eliminating paper tickets as they migrate to a completely digital system which will reduce costs and drive margin expansion. The company struggled given significantly reduced expectations due to the impact of COVID-19 that resulted in Live Nation offering refunds on all canceled and rescheduled shows. While we believe their business will bounce back sharply as the economy opens up, the lack of clarity around timing caused us to move on from the position.

Within the Financial Services sector, the largest driver of relative underperformance was within the Consumer Finance and Credit Services industry, led by Euronet Worldwide ("Euronet"). Euronet is a payment and transaction processing company that provides distribution solutions to financial institutions, retailers, service providers, and individual consumers worldwide. Euronet owns and operates the largest ATM network in Europe and has a large presence in Asia, operating almost 20,000 ATMs in total, and had been an outsized positive performer in 2019, driven by a 29% increase in operating income as the company continued to execute. Euronet reported mixed results to start the year, with better-than-expected earnings growth, but lower-than-expected top-line sales, and reduced guidance despite a partnership with Walmart being rolled out globally. The bigger issue was the impact of the coronavirus on global demand for their products and services, as global travel and cash needs are expected to remain sluggish given the economic slowdown and sheltering.

Within the Health Care sector, a driver of relative underperformance was Pharmaceuticals & Biotechnology holding Royalty Pharma Plc ("Royalty Pharma"). Royalty Pharma is involved in the identification, evaluation, and acquisition of royalties and royalty-related assets on various biopharmaceutical therapies through the collaboration with innovators from academic institutions, research hospitals, small and mid-cap biotechnology companies, and pharmaceutical companies. Its portfolio includes royalties on approximately 45 commercial products and three development-stage product candidates. We added shares of Royalty Pharma through its IPO given the unique business model that does no manufacturing, does no sales, and has no marketing spend. Royalty Pharma owns a portfolio of intellectual property that has provided consistent, predictable returns, and has a strong management team that we believe can continue to add value in the future. Despite generating a positive return in the calendar year, the stock was unable to keep up with the outsized performance of peers in the biopharma industry.

Given the outsized impact of the virus globally, we believe investors should continue to expect all companies to feel some level of direct and secondary economic effects and markets to experience higher levels of volatility despite the outsized market performance to close out

17

Victory RS Growth Funds

Victory RS Mid Cap Growth Fund (continued)

the year. As a result, we feel there will continue to be an abundance of opportunities across sectors in coming quarters and years as the economy transitions and new companies take leadership positions. We do not have a clear view or projection as to how large or prolonged the impact from the coronavirus (both direct and indirect) will be, given the uncertainty regarding its continued spread, economic impact, politicization, the potential scale of incremental fiscal and monetary stimulus not yet announced, or even the potential transformation of industries and consumer and social norms, but we believe there are clear pockets of the economy that remain better positioned than others given the ability of workers to remain productive (remotely or on-site) and end-customer demand to remain steady irrespective of the forward economic environment.

In this specific environment, we will focus further on companies with flexible business models that offer innovative products and services that will take market share from legacy companies that will be more strained by the challenging economic conditions. Specifically, our "farm team" approach identifies and monitors premier companies within each relative index, but then waits for a favorable price. This should allow us to upgrade the portfolio to our very best ideas as relative valuations shift. We are confident that our process will allow us to take advantage of this dynamic environment.

18

Victory RS Growth Funds

Victory RS Mid Cap Growth Fund

Investment Overview
(Unaudited)

Average Annual Total Returns

Year Ended December 31, 2020

	Class A		Class C		Class R	Class R6	Class Y	Member Class
INCEPTION DATE	7/12/95		5/21/07		12/4/06	11/15/16	5/1/07	11/3/20
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Russell Midcap® Growth Index[1]
One Year	34.47%	26.74%	33.30%	32.30%	33.67%	34.86%	34.84%	N/A	35.59%
Five Year	15.17%	13.81%	14.14%	14.14%	14.50%	N/A	15.46%	N/A	18.66%
Ten Year	13.83%	13.15%	12.82%	12.82%	13.21%	N/A	14.12%	N/A	15.04%
Since Inception	N/A	N/A	N/A	N/A	N/A	18.34%	N/A	17.94%	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Mid Cap Growth Fund — Growth of $10,000

1The Russell Midcap® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

19

Victory RS Growth Funds

Victory RS Growth Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

U.S. equity markets delivered solid performance across styles in 2020, as the S&P 500® Index delivered its 11th year of positive returns in the last 12 years. U.S. stocks continued to perform well following a strong 2019, driven by a resilient U.S. economy following what was effectively a global economic shutdown in the first quarter and renewed risk-taking among investors, supported by record fiscal stimulus and highly accommodative monetary policy.

After a solid start to the 2020 calendar year in January, U.S. equity markets moved abruptly lower as worst-case fears of SARS-CoV-2 (severe acute respiratory syndrome coronavirus 2) — the virus responsible for COVID-19 (coronavirus disease 2019) — became a reality. While investors started to show concern regarding the potential impact of the virus in February, with the broad Russell 3000® Index declining 8.19%, investors fled risk assets in March en masse as the virus hit home in the United States and the broad index declined another 13.75%. This panic pushed investors to shift away from risk assets and caused credit markets to seize up, while volatility, as measured by the CBOE Market Volatility Index, hit an all-time record high.

The U.S. Federal Reserve (the "Fed") subsequently adjusted forecasts for second-quarter economic output to contract by levels not seen since the Great Depression. Given the unprecedented impact to short-term economic growth, the U.S. government implemented record levels of fiscal stimulus to keep businesses open, people in their homes, and important services funded. Meanwhile, the Fed implemented the largest-scale monetary stimulus on record, which provided ample liquidity to credit markets, businesses, and important infrastructure. The Fed also lowered interest rates by 150 basis points to 0%, with the goal of helping the economy bounce back quickly.

U.S. equity markets roared back during the second quarter as fiscal and monetary measures convinced investors that fled risk assets to re-enter. It also became clear that the economic and business impact of the coronavirus would not affect all companies similarly and that there would be "haves" and "have-nots" in the aftermath. While all U.S. equity styles performed well, the disparity between innovative growth and legacy value companies became increasingly pronounced before rising markets took a breather in September.

Strong sentiment turned into exuberance as we approached year-end, as record-setting market performance in the fourth quarter, driven by news that COVID-19 vaccines developed in record time were more effective than most could have hoped for and by the more certain outlook a victory by Joe Biden in the U.S. presidential election brings, pushed record inflows into equities. The light at the end of the tunnel that the vaccines bring to corporations and to individuals that have struggled created a sharp reversal among equity market leadership and many companies that were left for dead came roaring back. U.S. government action and corporate innovation appear to have bridged the pre-pandemic economy to what will be a new "normal" economic environment, with initial signs that the economy could fully rebound in 2021, despite the prospect of a severe wave of COVID-19 in winter.

For the year, U.S. stocks performed well across market caps, with large-cap stocks slightly outperforming small- and mid-cap stocks during the year, as measured by the Russell family of indices, while growth-oriented investments sharply outperformed value as investors

20

Victory RS Growth Funds

Victory RS Growth Fund (continued)

favored the strong fundamentals and execution of growth companies. Growth stocks as measured by the Russell 3000® Growth Index have now outperformed value stocks as measured by the Russell 3000® Value Index over 1, 3, 5, 10, 15, and even 30 years.

How did Victory RS Growth Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital growth. The Fund returned 35.64% (Class A Shares at net asset value) for the year ended December 31, 2020, underperforming the Russell 1000® Growth Index, which returned 38.49% during the reporting period.

What strategies did you employ during the reporting period?

The Fund seeks long-term capital growth by investing primarily in large-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon. The Fund's underperformance for the year ended December 31, 2020, was driven by stock selection within the Health Care, Financial Services, and Consumer Discretionary sectors. Stock selection in Technology and Producer Durables sectors offset a portion of the Fund's negative relative performance.

Within the Technology sector, contributors included RingCentral, a provider of software-as-a-service solutions for businesses to support modern communications. We initially purchased the stock in early 2014 given the thesis that RingCentral operates in a huge ~$50 billion global market (with approximately $15 billion in the United States alone) that was only 10% penetrated by cloud offerings. The company has executed very well due to their industry-leading technology driven by a large research and development budget which, combined with aggressive marketing, has allowed the company to take market share. In late 2019, RingCentral announced a commercial agreement with Avaya Holdings Corp., a global leader in communications, whereby RingCentral would become the exclusive provider of unified communications- as-a-service solutions to Avaya in a strategic partnership that would provide RingCentral access to Avaya's installed base of 100 million customers in exchange for a new RingCentral product on Avaya's Cloud Office. This deal helped to accelerate RingCentral's global expansion, as well as establishing Avaya as an important channel for RingCentral for years to come.

Within the Technology sector, a material driver of relative outperformance was Information Technology holding Twilio, Inc. ("Twilio"). Twilio provides a cloud communications platform that enables developers to build, scale, and operate communications within software applications. We own shares of Twilio given their leading position in a rapidly growing market, driven by the company's broad and deep functionality, strong developer focus, and comprehensive documentation. In addition, the company has a compelling model for top-line growth, driven by its high net expansion rate among existing customers and rapid customer growth. The company did exceptionally well during the year, especially following a bullish analyst day and its $3.2 billion acquisition of Segment. In typical Twilio style, the company has underplayed their strong performance, but the momentum was clearly strong in its messaging business and we expect any weakness to be used as a buying opportunity in the years to come.

A strong performer within the Materials & Processing sector was fertilizer holding Scotts Miracle-Gro Company ("Scotts"). Scotts is the leading manufacturer and marketer of branded lawn care products in North America, including grass seed, fertilizers, soil, mulch, herbicides,

21

Victory RS Growth Funds

Victory RS Growth Fund (continued)

pesticides, and rodent control products. We initially purchased shares of Scotts given the company's steady growth in their consumer business (70% of sales) and optionality of their Hawthorne business given exposure to the emerging cannabis market, where we model sales growth of 40%+ per year through 2022. The company had a very strong year and gave favorable 2021 guidance.

Within the Financial Services sector, the largest driver of relative underperformance was within the Consumer Finance and Credit Services industry, led by Euronet Worldwide ("Euronet"). Euronet is a payment and transaction processing company that provides distribution solutions to financial institutions, retailers, service providers, and individual consumers worldwide. Euronet owns and operates the largest ATM network in Europe and has a large presence in Asia, operating almost 20,000 ATMs in total, and had been an outsized positive performer in 2019, driven by a 29% increase in operating income as the company continued to execute. Euronet reported mixed results to start the year, with better-than-expected earnings growth, but lower-than-expected top-line sales, and reduced guidance despite a partnership with Walmart being rolled out globally. The bigger issue was the impact of the coronavirus on global demand for their products and services, as global travel and cash needs are expected to remain sluggish given the economic slowdown and sheltering.

Within the Health Care sector, the largest detractor to performance was Biotechnology holding bluebird bio, Inc. ("bluebird"). bluebird is a biotechnology company that uses an HIV-1 virus, lentivirus, as a means to modify genes and correct a patient's abnormal stem cells. Late in 2019, bluebird shared strong results in a number of trials, including their phase 2 registrational study of the treatment of late-stage relapsed multiple myeloma, which provided us with confidence that the company may only be at the early stage of their potential. Unfortunately, bluebird underwhelmed at the start of the year given expectations that the COVID-19 pandemic will shift the timing of enrollment and completion of a number of their other clinical studies primarily designed to expand the market opportunity once products are approved. The stock struggled to regain the confidence of investors as the company shared that their market expansion studies will be delayed or in some cases halted, though we believe these actions will reduce their cash burn and that the net impact to bluebird will be less than the impact to competitors that do not have pivotal trials that are already fully enrolled, which we feel will widen first mover advantages over competition.

Within the Producer Durables sector, the largest relative underperformer was back-office-support holding FTI Consulting, Inc. ("FTI"). FTI is the largest U.S. provider of turnaround, restructuring, bankruptcy, and related services, organized into five practice groups: Corporate Finance/ Restructuring, Forensic and Litigation Consulting, Economic Consulting, Technology Consulting and Services, and Strategic Communications Consulting and Services. We own the stock given the business diversification organized to withstand economic cyclicality and our view that the company would benefit from increasingly complex global regulations and legislation. After a strong start to the year, the stock gave up most of its gains in the second half of the year given concerns that mergers and acquisitions activity and in-person litigation could slump given the economic slowdown and impact from COVID-19. We remain confident in the company and believe their specialty consulting and advisory businesses are well-positioned as cyber threats, antitrust issues, and global disputes abound.

22

Victory RS Growth Funds

Victory RS Growth Fund (continued)

Given the outsized impact of the virus globally, we believe investors should continue to expect all companies to feel some level of direct and secondary economic effects and markets to experience higher levels of volatility despite the outsized market performance to close out the year. As a result, we feel there will continue to be an abundance of opportunities across sectors in coming quarters and years as the economy transitions and new companies take leadership positions. We do not have a clear view or projection as to how large or prolonged the impact from the coronavirus (both direct and indirect) will be, given the uncertainty regarding its continued spread, economic impact, politicization, the potential scale of incremental fiscal and monetary stimulus not yet announced, or even the potential transformation of industries and consumer and social norms, but we believe there are clear pockets of the economy that remain better positioned than others given the ability of workers to remain productive (remotely or on-site) and end-customer demand to remain steady irrespective of the forward economic environment.

In this specific environment, we will focus further on companies with flexible business models that offer innovative products and services that will take market share from legacy companies that will be more strained by the challenging economic conditions. Specifically, our "farm team" approach identifies and monitors premier companies within each relative index, but then waits for a favorable price. This should allow us to upgrade the portfolio to our very best ideas as relative valuations shift. We are confident that our process will allow us to take advantage of this dynamic environment.

23

Victory RS Growth Funds

Victory RS Growth Fund

Investment Overview
(Unaudited)

Average Annual Total Returns

Year Ended December 31, 2020

	Class A		Class C		Class R	Class Y
INCEPTION DATE	5/12/92		6/30/07		11/27/06	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell 1000® Growth Index[1]
One Year	35.64%	27.86%	34.55%	33.55%	34.87%	36.06%	38.49%
Five Year	17.11%	15.72%	16.13%	16.13%	16.41%	17.42%	21.00%
Ten Year	15.17%	14.50%	14.13%	14.13%	14.49%	15.47%	17.21%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Growth Fund — Growth of $10,000

1The Russell 1000® Growth Index is a market capitalization-weighted index, meaning that the largest companies constitute the largest percentages in the index and will affect performance more than the smallest index members. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

24

Victory RS Growth Funds

Victory RS Science and Technology Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

U.S. equity markets delivered solid performance across styles in 2020, as the S&P 500® Index delivered its 11th year of positive returns in the last 12 years. U.S. stocks continued to perform well following a strong 2019, driven by a resilient U.S. economy following what was effectively a global economic shutdown in the first quarter and renewed risk-taking among investors, supported by record fiscal stimulus and highly accommodative monetary policy.

After a solid start to the 2020 calendar year in January, U.S. equity markets moved abruptly lower as worst-case fears of SARS-CoV-2 (severe acute respiratory syndrome coronavirus 2) — the virus responsible for COVID-19 (coronavirus disease 2019) — became a reality. While investors started to show concern regarding the potential impact of the virus in February, with the broad Russell 3000® Index declining 8.19%, investors fled risk assets in March en masse as the virus hit home in the United States and the broad index declined another 13.75%. This panic pushed investors to shift away from risk assets and caused credit markets to seize up, while volatility, as measured by the CBOE Market Volatility Index, hit an all-time record high.

The U.S. Federal Reserve (the "Fed") subsequently adjusted forecasts for second quarter economic output to contract by levels not seen since the Great Depression. Given the unprecedented impact to short-term economic growth, the U.S. government implemented record levels of fiscal stimulus to keep businesses open, people in their homes, and important services funded. Meanwhile, the Fed implemented the largest scale monetary stimulus on record, which provided ample liquidity to credit markets, businesses, and important infrastructure. The Fed also lowered interest rates by 150 basis points to 0%, with the goal of helping the economy bounce back quickly.

U.S. equity markets roared back during the second quarter as fiscal and monetary measures convinced investors who had fled risk assets to re-enter. It also became clear that the economic and business impact of the coronavirus would not affect all companies similarly and that there would be "haves" and "have-nots" in the aftermath. While all U.S. equity styles performed well, the disparity between innovative growth and legacy value companies became increasingly pronounced before rising markets took a breather in September.

Strong sentiment turned into exuberance as we approached year-end, as record-setting market performance in the fourth quarter, driven by news that COVID-19 vaccines developed in record time were more effective than most could have hoped for and by the more certain outlook a victory by Joe Biden in the U.S. presidential election brings, pushed record inflows into equities. The light at the end of the tunnel that the vaccines bring to corporations and to individuals that have struggled created a sharp reversal among equity market leadership and many companies that were left for dead came roaring back. U.S. government action and corporate innovation appear to have bridged the pre-pandemic economy to what will be a new "normal" economic environment, with initial signs that the economy could fully rebound in 2021, despite the prospect of a severe wave of COVID-19 in winter.

For the year, U.S. stocks performed well across market caps, with large-cap stocks slightly outperforming small- and mid-cap stocks during the year, as measured by the Russell family of indices, while growth-oriented investments sharply outperformed value as investors

25

Victory RS Growth Funds

Victory RS Science and Technology Fund (continued)

favored the strong fundamentals and execution of growth companies. Growth stocks as measured by the Russell 3000® Growth Index have now outperformed value stocks as measured by the Russell 3000® Value Index over 1, 3, 5, 10, 15, and even 30 years.

How did Victory RS Science and Technology Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital growth. The Fund returned 65.03% (Class A Shares at net asset value) for the year ended December 31, 2020, outperforming the S&P North American Technology Sector Index (the "Index"), which returned 45.15% during the period and the broader S&P 500® Index, which returned 18.40% during the reporting period.

What strategies did you employ during the reporting period?

The Fund seeks long-term capital growth by investing in technology-oriented companies across market capitalizations and sectors that we believe have greater earnings potential relative to market expectations. The Fund's outsized performance for the year ended December 31, 2020, in absolute and relative terms, was aided by exposure to innovative companies within the Health Care sector, as well as a tilt toward smaller-cap companies relative to the Index. Stock selection in the Technology sector helped add incrementally to performance.

Within the Technology sector, contributors included RingCentral, a provider of software-as-a-service solutions for businesses to support modern communications. We initially purchased the stock in early 2014 given the thesis that RingCentral operates in a huge ~$50 billion global market (with approximately $15 billion in the United States alone) that was only 10% penetrated by cloud offerings. The company has executed very well due to their industry-leading technology driven by a large research and development budget which, combined with aggressive marketing, has allowed the company to take market share. In late 2019, RingCentral announced a commercial agreement with Avaya Holdings Corp. ("Avaya"), a global leader in communications, whereby RingCentral would become the exclusive provider of unified communications-as-a-service solutions to Avaya in a strategic partnership that would provide RingCentral access to Avaya's installed base of 100 million customers in exchange for a new RingCentral product on Avaya's Cloud Office. This deal helped to accelerate RingCentral's global expansion, as well as establishing Avaya as an important channel for RingCentral for years to come.

Health Care sector holding Fate Therapeutics ("Fate") was another strong contributor in 2020. Fate is a biotechnology company that engages in the development of programmed cellular immunotherapies for cancer and immune disorders. We own shares of Fate given the view that it has the most disruptive technology in the cell therapy space and the best opportunity to achieve a true off-the-shelf therapeutic with drug-like properties in line with broadly used antibody therapeutics. The stock performed exceptionally well during the year, driven in part by strong Phase 1 data for their FT516 in combination with rituximab for patients with relapsed / refractory B-cell lymphoma that showed responses to the treatment and suggests there may be a clinical benefit allowing the body's cells to recognize, bind, and kill antibody-coated cancer cells.

Within the Technology sector, a material driver of relative outperformance was Information Technology holding Twilio, Inc. ("Twilio"). Twilio provides a cloud communications platform

26

Victory RS Growth Funds

Victory RS Science and Technology Fund (continued)

that enables developers to build, scale, and operate communications within software applications. We own shares of Twilio given their leading position in a rapidly growing market, driven by the company's broad and deep functionality, strong developer focus, and comprehensive documentation. In addition, the company has a compelling model for top-line growth, driven by its high net expansion rate among existing customers and rapid customer growth. The company did exceptionally well during the year, especially following a bullish analyst day and its $3.2 billion acquisition of Segment. In typical Twilio style, the company has underplayed their strong performance, but the momentum was clearly strong in its messaging business and we expect any weakness to be used as a buying opportunity in the years to come.

Within the Health Care sector, the largest detractor to performance was biotechnology holding bluebird bio, Inc. ("bluebird"). bluebird is a biotechnology company that uses an HIV-1 virus, lentivirus, as a means to modify genes and correct a patient's abnormal stem cells. Late in 2019, bluebird shared strong results in a number of trials, including their phase 2 registrational study of the treatment of late-stage relapsed multiple myeloma, which provided us with confidence that the company may only be at the early stage of their potential. Unfortunately, bluebird underwhelmed at the start of the year given expectations that the COVID-19 pandemic will shift the timing of enrollment and completion of a number of their other clinical studies primarily designed to expand the market opportunity once products are approved. The stock struggled to regain the confidence of investors as the company shared that their market expansion studies will be delayed or in some cases halted, though we believe these actions will reduce their cash burn and that the net impact to bluebird will be less than the impact to competitors that do not have pivotal trials that are already fully enrolled, which we feel will widen first mover advantages over competition.

Within the Financial Services sector, the largest driver of relative underperformance was within the Consumer Finance and Credit Services industry, led by Euronet Worldwide ("Euronet"). Euronet is a payment and transaction processing company that provides distribution solutions to financial institutions, retailers, service providers, and individual consumers worldwide. Euronet owns and operates the largest ATM network in Europe and has a large presence in Asia, operating almost 20,000 ATMs in total, and had been an outsized positive performer in 2019, driven by a 29% increase in operating income as the company continued to execute. Euronet reported mixed results to start the year, with better-than-expected earnings growth, but lower-than-expected top-line sales, and reduced guidance despite a partnership with Walmart being rolled out globally. The larger issue turned out to be the impact of the coronavirus on global demand for their products and services, as global travel and cash needs were and are expected to remain sluggish given the economic slowdown and sheltering.

Given the outsized impact of the virus globally, we believe investors should continue to expect all companies to feel some level of direct and secondary economic effects and markets to experience higher levels of volatility despite the outsized market performance to close out the year. As a result, we feel there will continue to be an abundance of opportunities across sectors in coming quarters and years as the economy transitions and new companies take leadership positions. We do not have a clear view or projection as to how large or prolonged the impact from the coronavirus (both direct and indirect) will be, given the uncertainty regarding its continued spread, economic impact, politicization, the potential scale of

27

Victory RS Growth Funds

Victory RS Science and Technology Fund (continued)

incremental fiscal and monetary stimulus not yet announced, or even the potential transformation of industries and consumer and social norms, but we believe there are clear pockets of the economy that remain better positioned than others given the ability of workers to remain productive (remotely or on-site) and end-customer demand to remain steady irrespective of the forward economic environment.

In this specific environment, we will focus further on companies with flexible business models that offer innovative products and services that will take market share from legacy companies that will be more strained by the challenging economic conditions. Specifically, our "farm team" approach identifies and monitors premier companies within each relative index, but then waits for a favorable price. This should allow us to upgrade the portfolio to our very best ideas as relative valuations shift. We are confident that our process will allow us to take advantage of this dynamic environment.

28

Victory RS Growth Funds

Victory RS Science and Technology Fund

Investment Overview
(Unaudited)

Average Annual Total Returns

Year Ended December 31, 2020

	Class A		Class C		Class R	Class Y
INCEPTION DATE	11/15/95		5/2/07		1/19/07	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	S&P North American Technology Sector IndexTM1	S&P 500® Index[2]
One Year	65.03%	55.51%	63.71%	62.71%	64.32%	65.40%	45.15%	18.40%
Five Year	30.32%	28.79%	29.30%	29.30%	29.76%	30.63%	27.23%	15.22%
Ten Year	19.26%	18.55%	18.32%	18.32%	18.69%	19.58%	20.57%	13.88%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Science and Technology Fund — Growth of $10,000

1The S&P North American Technology Sector Index is a modified capitalization-weighted index based on a universe of technology-related stocks. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

2The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

29

Victory RS Growth Funds

Victory RS Small Cap Equity Fund

Managers' Commentary
(Unaudited)

What were the market conditions during the reporting period?

U.S. equity markets delivered solid performance across styles in 2020, as the S&P 500® Index delivered its 11th year of positive returns in the last 12 years. U.S. stocks continued to perform well following a strong 2019, driven by a resilient U.S. economy following what was effectively a global economic shutdown in the first quarter and renewed risk-taking among investors, supported by record fiscal stimulus and highly accommodative monetary policy.

After a solid start to the 2020 calendar year in January, U.S. equity markets moved abruptly lower as worst-case fears of SARS-CoV-2 (severe acute respiratory syndrome coronavirus 2) — the virus responsible for COVID-19 (coronavirus disease 2019) — became a reality. While investors started to show concern regarding the potential impact of the virus in February, with the broad Russell 3000® Index declining 8.19%, investors fled risk assets in March en masse as the virus hit home in the United States and the broad index declined another 13.75%. This panic pushed investors to shift away from risk assets and caused credit markets to seize up, while volatility, as measured by the CBOE Market Volatility Index, hit an all-time record high.

The U.S. Federal Reserve (the "Fed") subsequently adjusted forecasts for second quarter economic output to contract by levels not seen since the Great Depression. Given the unprecedented impact to short-term economic growth, the U.S. government implemented record levels of fiscal stimulus to keep businesses open, people in their homes, and important services funded. Meanwhile, the Fed implemented the largest scale monetary stimulus on record, which provided ample liquidity to credit markets, businesses, and important infrastructure. The Fed also lowered interest rates by 150 basis points to 0%, with the goal of helping the economy bounce back quickly.

U.S. equity markets roared back during the second quarter as fiscal and monetary measures convinced investors who had fled risk assets to re-enter. It also became clear that the economic and business impact of the coronavirus would not affect all companies similarly and that there would be "haves" and "have-nots" in the aftermath. While all U.S. equity styles performed well, the disparity between innovative growth and legacy value companies became increasingly pronounced before rising markets took a breather in September.

Strong sentiment turned into exuberance as we approached year-end, as record-setting market performance in the fourth quarter, driven by news that COVID-19 vaccines developed in record time were more effective than most could have hoped for and by the more certain outlook a victory by Joe Biden in the U.S. presidential election brings, pushed record inflows into equities. The light at the end of the tunnel that the vaccines bring to corporations and to individuals that have struggled created a sharp reversal among equity market leadership and many companies that were left for dead came roaring back. U.S. government action and corporate innovation appear to have bridged the pre-pandemic economy to what will be a new "normal" economic environment, with initial signs that the economy could fully rebound in 2021, despite the prospect of a severe wave of COVID-19 in winter.

For the year, U.S. stocks performed well across market caps, with large-cap stocks slightly outperforming small- and mid-cap stocks during the year, as measured by the Russell family of indices, while growth-oriented investments sharply outperformed value as investors

30

Victory RS Growth Funds

Victory RS Small Cap Equity Fund (continued)

favored the strong fundamentals and execution of growth companies. Growth stocks as measured by the Russell 3000® Growth Index have now outperformed value stocks as measured by the Russell 3000® Value Index over 1, 3, 5, 10, 15, and even 30 years.

How did Victory RS Small Cap Equity Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital appreciation. The Fund returned 37.99% (Class A Shares at net asset value) for the year ended December 31, 2020, outperforming the Russell 2000® Growth Index, which returned 34.63% during the reporting period.

What strategies did you employ during the reporting period?

The Fund seeks long-term capital growth by investing primarily in small-cap companies that we believe have the potential to produce sustainable earnings growth over a multi-year horizon. The Fund's outperformance for the year ended December 31, 2020 was driven outsized outperformance in the Technology, Health Care, and Producer Durables sectors. Stock selection in the Consumer Discretionary, Energy, and Financial Services sectors offset some of the Fund's positive relative performance.

Within the Technology sector, contributors included Bandwidth Inc. ("Bandwidth"), a strong contributor to performance in 2020. Bandwidth is a communications platform-as-a-service solution focused on communications for enterprises. Some popular applications that use Bandwidth on the market today include Google, Skype and RingCentral. The software allows businesses to easily enhance their products and services with advanced text and voice capabilities offering enterprises with end-to-end communications. We owned shares of Bandwidth given its large and growing market that we felt was still in the early days, as well as its best-in-class nationwide all-IP network that provides a unique competitive moat in the communications platform market. The stock performed exceptionally well in the calendar year given strong execution and the unexpected tailwind the work-from-home environment provided for their customer base, including Zoom and Webex.

Another top contributor within Technology was Wix.com ("Wix"), a developer and marketer of a cloud-based platform that enables anyone to create a website or web application. Wix showed its resilience to COVID-19 at the beginning of the year as it reported a solid first quarter with collections and revenue up 24% year-over-year, in line with prior guidance. At the time they did highlight a few negative trends due to the virus, including a slight increase in cancellations, but those trends reversed sharply for the remainder of the year as the demand for the company's tools accelerated the migration of small businesses to having an online presence by years, as well as producing a spike in new online business formation following a rise in unemployment. We believe the tailwind from this trend will continue.

Health Care sector holding Fate Therapeutics ("Fate") was another strong contributor in 2020. Fate is a biotechnology company that engages in the development of programmed cellular immunotherapies for cancer and immune disorders. We own shares of Fate given the view that it has the most disruptive technology in the cell therapy space and the best opportunity to achieve a true off-the-shelf therapeutic with drug-like properties in line with broadly used antibody therapeutics. The stock performed exceptionally well during the year, driven in part by strong Phase 1 data for their FT516 in combination with rituximab for patients with relapsed / refractory B-cell lymphoma that showed responses to the treatment

31

Victory RS Growth Funds

Victory RS Small Cap Equity Fund (continued)

and suggests there may be a clinical benefit allowing the body's cells to recognize, bind, and kill antibody-coated cancer cells.

Within the Financial Services sector, a material driver of underperformance was holding EVO Payments Inc. ("EVO"). EVO is a global merchant acquirer and payment processor with exclusive global financial institution referral partnerships. We initially purchased shares of EVO given the long-term secular tailwinds supporting their business given the shift toward electronic payments, while exclusive bank partnerships present a significant moat and efficient customer acquisition strategy given these relationships extend multiple years. The stock struggled during the year as investors became concerned with the ability of the company to service its debt should the impact of the coronavirus be more prolonged than expected. The company reacted to these concerns by raising $150 million in perpetual convertible notes to pay down its debt, which we believed would allow investors to focus on the strong long-term fundamentals.

Within the Health Care sector, the largest detractor to performance was biotechnology holding bluebird bio, Inc. ("bluebird"). bluebird is a biotechnology company that uses an HIV-1 virus, lentivirus, as a means to modify genes and correct a patient's abnormal stem cells. Late in 2019, bluebird shared strong results in a number of trials, including their phase 2 registrational study of the treatment of late-stage relapsed multiple myeloma, which provided us with confidence that the company may only be at the early stage of their potential. Unfortunately, bluebird underwhelmed at the start of the year given expectations that the COVID-19 pandemic will shift the timing of enrollment and completion of a number of their other clinical studies primarily designed to expand the market opportunity once products are approved. The stock struggled to regain the confidence of investors as the company shared that their market expansion studies will be delayed or in some cases halted, though we believe these actions will reduce their cash burn and that the net impact to bluebird will be less than the impact to competitors that do not have pivotal trials that are already fully enrolled, which we feel will widen first mover advantages over competition.

Within the Consumer Discretionary sector, a material driver of relative underperformance was within Consumer Services, driven in part by Education holding Strategic Education, Inc. ("Strategic Education"). Strategic Education is an education company that offers its programs both online and on-site, with 74 campuses across 16 states and the District of Columbia, with 83% of program seats online. We purchased shares of the company given the company's new campus growth, technology, and favorable regulatory environment. The company was under pressure given weaker than expected earnings as well as reduced guidance, given the sensitivity of their undergraduate population to employment rates. We continue to hold the position given favorable longer-term trends for online education, and the uptick in inquiries, visits, and information requests given the shifting value proposal of their offering relative to traditional campuses.

Given the outsized impact of the virus globally, we believe investors should continue to expect all companies to feel some level of direct and secondary economic effects and markets to experience higher levels of volatility despite the outsized market performance to close out the year. As a result, we feel there will continue to be an abundance of opportunities across sectors in coming quarters and years as the economy transitions and new companies take leadership positions. We do not have a clear view or projection as to how large or prolonged the impact from the coronavirus (both direct and indirect) will be, given the uncertainty

32

Victory RS Growth Funds

Victory RS Small Cap Equity Fund (continued)

regarding its continued spread, economic impact, politicization, the potential scale of incremental fiscal and monetary stimulus not yet announced, or even the potential transformation of industries and consumer and social norms, but we believe there are clear pockets of the economy that remain better positioned than others given the ability of workers to remain productive (remotely or on-site) and end-customer demand to remain steady irrespective of the forward economic environment.

In this specific environment, we will focus further on companies with flexible business models that offer innovative products and services that will take market share from legacy companies that will be more strained by the challenging economic conditions. Specifically, our "farm team" approach identifies and monitors premier companies within each relative index, but then waits for a favorable price. This should allow us to upgrade the portfolio to our very best ideas as relative valuations shift. We are confident that our process will allow us to take advantage of this dynamic environment.

33

Victory RS Growth Funds

Victory RS Small Cap Equity Fund

Investment Overview
(Unaudited)

Average Annual Total Returns

Year Ended December 31, 2020

	Class A		Class C		Class R	Class Y	Member Class
INCEPTION DATE	5/1/97		8/7/00		5/15/01	5/1/07	11/3/20
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000® Growth Index[1]
One Year	37.99%	30.05%	36.75%	36.38%	37.31%	38.24%	N/A	34.63%
Five Year	19.50%	18.09%	18.45%	18.45%	18.95%	19.75%	N/A	16.36%
Ten Year	16.27%	15.59%	15.27%	15.27%	15.80%	16.47%	N/A	13.48%
Since Inception	N/A	N/A	N/A	N/A	N/A	N/A	25.09%	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Small Cap Equity Fund — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

34

Victory Fixed Income Funds Victory RS Small Cap Growth Fund	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory RS Small Cap Growth Fund seeks to provide long-term capital growth.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

*  Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Percentages are of the net assets of the Fund and may not equal 100%.

35

Victory Fixed Income Funds Victory RS Select Growth Fund	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory RS Select Growth Fund seeks to provide long-term capital growth.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

*  Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Percentages are of the net assets of the Fund and may not equal 100%.

36

Victory Fixed Income Funds Victory RS Mid Cap Growth Fund	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory RS Mid Cap Growth Fund seeks to provide long-term capital growth.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

*  Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Percentages are of the net assets of the Fund and may not equal 100%.

37

Victory Fixed Income Funds Victory RS Growth Fund	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory RS Growth Fund seeks to provide long-term capital growth.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

*  Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Percentages are of the net assets of the Fund and may not equal 100%.

38

Victory Fixed Income Funds Victory RS Science and Technology Fund	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory RS Science and Technology Fund seeks to provide long-term capital growth.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

*  Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Percentages are of the net assets of the Fund and may not equal 100%.

39

Victory Fixed Income Funds Victory RS Small Cap Equity Fund	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory RS Small Cap Equity Fund seeks to provide long-term capital growth.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

*  Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Percentages are of the net assets of the Fund and may not equal 100%.

40

Victory Portfolios Victory RS Small Cap Growth Fund	Schedule of Portfolio Investments December 31, 2020
Security Description	Shares	Value
Common Stocks (98.2%)
Biotechnology (21.3%):
Allogene Therapeutics, Inc. (a) (b)	539,540	$13,617,990
Amicus Therapeutics, Inc. (a)	1,619,795	37,401,067
Apellis Pharmaceuticals, Inc. (a)	740,650	42,365,180
Arcus Biosciences, Inc. (a)	593,300	15,402,068
Arena Pharmaceuticals, Inc. (a)	265,430	20,392,987
Ascendis Pharma A/S, ADR (a)	127,340	21,237,765
Avidity Biosciences, Inc. (a) (b)	421,860	10,765,867
Bioxcel Therapeutics, Inc. (a) (b)	349,610	16,151,982
bluebird bio, Inc. (a) (b)	400,669	17,336,948
Blueprint Medicines Corp. (a)	250,128	28,051,855
Celyad SA, ADR (a) (b)	415,831	3,243,482
Constellation Pharmaceuticals, Inc. (a) (b)	597,490	17,207,712
CytomX Therapeutics, Inc. (a)	1,198,820	7,852,271
Epizyme, Inc. (a) (b)	1,310,850	14,235,831
Equillium, Inc. (a) (b)	1,087,760	5,819,516
Fate Therapeutics, Inc. (a)	653,090	59,385,473
Five Prime Therapeutics, Inc. (a)	434,640	7,393,226
Generation Bio Co. (a) (b)	361,960	10,261,566
Invitae Corp. (a) (b)	563,540	23,561,607
Iovance Biotherapeutics, Inc. (a) (b)	673,775	31,263,160
Kura Oncology, Inc. (a)	780,090	25,477,739
Mirati Therapeutics, Inc. (a)	159,330	34,995,241
Myovant Sciences Ltd. (a) (b)	909,370	25,116,799
Opthea Ltd., ADR (a) (c)	754,110	8,566,690
ORIC Pharmaceuticals, Inc. (a) (b)	573,910	19,426,854
Replimune Group, Inc. (a) (b)	487,360	18,592,784
Sage Therapeutics, Inc. (a)	248,020	21,456,210
SpringWorks Therapeutics, Inc. (a)	310,700	22,531,964
Turning Point Therapeutics, Inc. (a)	20,380	2,483,303
Twist Bioscience Corp. (a)	277,320	39,182,543
		620,777,680
Communication Services (4.2%):
Bandwidth, Inc., Class A (a) (b)	535,480	82,287,211
EverQuote, Inc., Class A (a) (b)	455,050	16,996,118
Vonage Holdings Corp. (a)	1,804,010	23,226,629
		122,509,958
Communications Equipment (1.0%):
Viavi Solutions, Inc. (a)	1,943,300	29,100,918
Consumer Discretionary (8.7%):
Arco Platform Ltd., Class A (a) (b)	854,130	30,313,074
Brinker International, Inc. (b)	272,930	15,439,650
Canada Goose Holdings, Inc. (a) (b)	457,580	13,622,157
Churchill Downs, Inc.	197,000	38,373,630
Fox Factory Holding Corp. (a)	240,750	25,449,683
Lithia Motors, Inc., Class A	95,160	27,850,477

See notes to financial statements.

41

Victory Portfolios Victory RS Small Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Meritage Homes Corp. (a)	215,720	$17,865,931
Ollie's Bargain Outlet Holdings, Inc. (a) (b)	200,890	16,426,775
Skyline Champion Corp. (a)	463,180	14,330,789
Wingstop, Inc. (b)	118,400	15,693,920
YETI Holdings, Inc. (a)	553,090	37,870,072
		253,236,158
Consumer Staples (6.5%):
BellRing Brands, Inc., Class A (a)	1,380,850	33,568,464
BJ's Wholesale Club Holdings, Inc. (a) (b)	814,020	30,346,666
elf Beauty, Inc. (a)	1,701,120	42,851,212
Freshpet, Inc. (a)	405,610	57,592,564
Hostess Brands, Inc. (a) (b)	1,878,420	27,500,069
		191,858,975
Electronic Equipment, Instruments & Components (1.0%):
Itron, Inc. (a) (b)	306,860	29,427,874
Financials (4.0%):
Green Dot Corp., Class A (a)	335,580	18,725,364
LendingTree, Inc. (a)	41,780	11,438,946
PRA Group, Inc. (a)	971,770	38,540,398
Walker & Dunlop, Inc.	535,040	49,234,381
		117,939,089
Health Care Equipment & Supplies (4.9%):
CryoPort, Inc. (a) (b)	386,670	16,967,080
Eargo, Inc. (a) (b)	197,000	8,829,540
iRhythm Technologies, Inc. (a) (b)	140,300	33,280,563
Nevro Corp. (a) (b)	230,760	39,944,556
Silk Road Medical, Inc. (a)	431,440	27,172,091
SmileDirectClub, Inc. (a) (b)	1,458,020	17,408,759
		143,602,589
Health Care Providers & Services (3.0%):
Hanger, Inc. (a)	624,880	13,741,111
HealthEquity, Inc. (a)	348,190	24,272,325
LHC Group, Inc. (a)	234,350	49,991,542
		88,004,978
Health Care Technology (2.3%):
Health Catalyst, Inc. (a) (b)	638,070	27,775,187
Inspire Medical System, Inc. (a)	213,170	40,095,145
		67,870,332
Industrials (14.9%):
Advanced Drainage Systems, Inc.	560,800	46,871,664
Builders FirstSource, Inc. (a)	599,640	24,471,308
Chart Industries, Inc. (a)	227,260	26,768,955
ESCO Technologies, Inc.	165,910	17,125,230
Evoqua Water Technologies Corp. (a)	1,354,990	36,557,631

See notes to financial statements.

42

Victory Portfolios Victory RS Small Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
FTI Consulting, Inc. (a)	281,760	$31,478,227
Kornit Digital Ltd. (a) (b)	240,480	21,433,982
Mercury Systems, Inc. (a)	543,120	47,827,147
Plug Power, Inc. (a) (b)	873,030	29,604,448
Saia, Inc. (a)	211,840	38,300,672
Simpson Manufacturing Co., Inc.	407,600	38,090,220
SiteOne Landscape Supply, Inc. (a)	286,090	45,382,457
Sunrun, Inc. (a) (b)	207,540	14,399,125
Watts Water Technologies, Inc., Class A	192,920	23,478,364
		441,789,430
IT Services (6.4%):
Evo Payments, Inc., Class A (a)	499,280	13,485,553
LiveRamp Holdings, Inc. (a)	562,940	41,201,578
Repay Holdings Corp. (a)	958,900	26,130,025
Shift4 Payments, Inc., Class A (a)	363,280	27,391,312
Wix.com Ltd. (a)	201,650	50,404,434
WNS Holdings Ltd., ADR (a)	401,297	28,913,449
		187,526,351
Materials (0.3%):
Kronos Bio, Inc. (a) (b)	338,870	10,122,047
Pharmaceuticals (1.7%):
Compass Pathways PLC, ADR (a) (b)	259,910	12,382,112
GW Pharmaceuticals PLC, ADR (a) (b)	152,727	17,626,224
PMV Pharmaceuticals, Inc. (a)	329,420	20,262,624
		50,270,960
Semiconductors & Semiconductor Equipment (7.1%):
Advanced Energy Industries, Inc. (a)	393,970	38,203,271
CMC Materials, Inc.	179,840	27,209,792
Lattice Semiconductor Corp. (a)	1,296,260	59,394,632
MACOM Technology Solutions Holdings, Inc. (a)	980,243	53,952,575
Silicon Laboratories, Inc. (a)	243,490	31,006,017
		209,766,287
Software (10.9%):
ACI Worldwide, Inc. (a) (b)	891,250	34,250,738
Avaya Holdings Corp. (a) (b)	2,877,310	55,100,486
Envestnet, Inc. (a)	374,966	30,855,952
Everbridge, Inc. (a) (b)	346,380	51,634,867
Five9, Inc. (a)	85,820	14,967,008
Q2 Holdings, Inc. (a)	215,070	27,212,807
Telos Corp. (a) (b)	713,110	23,518,368
Varonis Systems, Inc. (a)	509,360	83,336,389
		320,876,615
Total Common Stocks (Cost $1,825,326,026)		2,884,680,241

See notes to financial statements.

43

Victory Portfolios Victory RS Small Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Collateral for Securities Loaned^ (10.5%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (d)	5,354,296	$5,354,296
Fidelity Investments Money Market Government Portfolio, Class I, 0.01% (d)	183,951,421	183,951,421
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (d)	2,672,058	2,672,058
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (d)	21,306,164	21,306,164
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (d)	95,796,670	95,796,670
Total Collateral for Securities Loaned (Cost $309,080,609)		309,080,609
Total Investments (Cost $2,134,406,635) — 108.7%		3,193,760,850
Liabilities in excess of other assets — (8.7)%		(256,475,941)
NET ASSETS — 100.00%		$2,937,284,909

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2020, illiquid securities were 0.3% of the Fund's net assets.

(d)  Rate disclosed is the daily yield on December 31, 2020.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

44

Victory Portfolios Victory RS Select Growth Fund	Schedule of Portfolio Investments December 31, 2020
Security Description	Shares	Value
Common Stocks (98.2%)
Biotechnology (6.4%):
Castle Biosciences, Inc. (a)	56,720	$3,808,748
Halozyme Therapeutics, Inc. (a)	158,830	6,783,629
Neurocrine Biosciences, Inc. (a)	47,340	4,537,539
		15,129,916
Communication Services (4.7%):
Bandwidth, Inc., Class A (a) (b)	28,890	4,439,526
Boingo Wireless, Inc. (a)	138,990	1,767,953
IAC/InterActiveCorp. (a)	24,220	4,586,057
		10,793,536
Communications Equipment (1.3%):
Viavi Solutions, Inc. (a)	200,030	2,995,449
Consumer Discretionary (11.7%):
Bright Horizons Family Solutions, Inc. (a)	22,760	3,937,252
Chegg, Inc. (a)	55,960	5,054,867
Churchill Downs, Inc.	13,430	2,616,029
Ollie's Bargain Outlet Holdings, Inc. (a) (b)	27,510	2,249,493
Planet Fitness, Inc., Class A (a)	30,030	2,331,229
Pool Corp.	10,470	3,900,075
Tempur Sealy International, Inc. (a) (b)	178,550	4,820,850
The Wendy's Co.	101,440	2,223,565
		27,133,360
Consumer Staples (3.6%):
Beyond Meat, Inc. (a) (b)	16,710	2,088,750
Freshpet, Inc. (a)	30,190	4,286,678
Hostess Brands, Inc. (a)	133,030	1,947,559
		8,322,987
Electronic Equipment, Instruments & Components (1.2%):
Dolby Laboratories, Inc., Class A	29,500	2,865,335
Financials (2.7%):
Focus Financial Partners, Inc., Class A (a)	102,760	4,470,060
Western Alliance Bancorp	30,620	1,835,669
		6,305,729
Health Care Equipment & Supplies (7.6%):
Masimo Corp. (a) (b)	9,990	2,681,116
Novocure Ltd. (a) (b)	38,860	6,724,334
SmileDirectClub, Inc. (a) (b)	136,260	1,626,944
Tandem Diabetes Care, Inc. (a)	26,580	2,543,174
West Pharmaceutical Services, Inc.	14,466	4,098,363
		17,673,931
Health Care Providers & Services (4.1%):
Encompass Health Corp.	34,260	2,832,959

See notes to financial statements.

45

Victory Portfolios Victory RS Select Growth Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
HealthEquity, Inc. (a)	34,130	$2,379,202
LHC Group, Inc. (a)	20,720	4,419,991
		9,632,152
Industrials (17.5%):
Advanced Drainage Systems, Inc.	70,610	5,901,583
Enphase Energy, Inc. (a)	15,910	2,791,728
Evoqua Water Technologies Corp. (a)	113,480	3,061,690
FTI Consulting, Inc. (a)	26,380	2,947,174
Generac Holdings, Inc. (a)	13,530	3,076,857
Mercury Systems, Inc. (a)	62,010	5,460,601
MSA Safety, Inc.	20,530	3,066,977
Nordson Corp.	13,870	2,787,177
Pentair PLC	77,040	4,090,054
SiteOne Landscape Supply, Inc. (a)	30,870	4,896,908
Trex Co., Inc. (a)	36,630	3,066,664
		41,147,413
IT Services (3.6%):
Black Knight, Inc. (a)	54,109	4,780,530
GoDaddy, Inc., Class A (a)	33,727	2,797,655
Wix.com Ltd. (a)	4,010	1,002,340
		8,580,525
Life Sciences Tools & Services (1.4%):
Charles River Laboratories International, Inc. (a)	12,750	3,185,715
Pharmaceuticals (8.4%):
GW Pharmaceuticals PLC, ADR (a) (b)	28,410	3,278,798
Horizon Therapeutics PLC (a)	81,560	5,966,114
Ocular Therapeutix, Inc. (a)	185,880	3,847,716
Royalty Pharma PLC, Class A (b)	130,210	6,517,011
		19,609,639
Semiconductors & Semiconductor Equipment (6.4%):
Entegris, Inc.	46,330	4,452,312
Lattice Semiconductor Corp. (a)	76,650	3,512,103
MKS Instruments, Inc.	27,750	4,174,988
Monolithic Power Systems, Inc.	7,885	2,887,724
		15,027,127
Software (17.6%):
ACI Worldwide, Inc. (a)	97,610	3,751,152
Coupa Software, Inc. (a)	15,630	5,297,163
Dynatrace, Inc. (a)	128,260	5,549,810
Fair Isaac Corp. (a)	8,060	4,118,982
Five9, Inc. (a)	31,380	5,472,672
Proofpoint, Inc. (a)	19,670	2,683,185
RingCentral, Inc., Class A (a)	20,150	7,636,246
Zendesk, Inc. (a)	47,840	6,846,861
		41,356,071
Total Common Stocks (Cost $152,742,957)		229,758,885

See notes to financial statements.

46

Victory Portfolios Victory RS Select Growth Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Collateral for Securities Loaned^ (7.3%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (c)	296,596	$296,596
Fidelity Investments Money Market Government Portfolio I Shares, 0.01% (c)	10,189,812	10,189,812
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (c)	148,016	148,016
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (c)	1,180,235	1,180,235
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (c)	5,306,565	5,306,565
Total Collateral for Securities Loaned (Cost $17,121,224)		17,121,224
Total Investments (Cost $169,864,181) — 105.5%		246,880,109
Liabilities in excess of other assets — (5.5)%		(12,976,246)
NET ASSETS — 100.00%		$233,903,863

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2020.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

47

Victory Portfolios Victory RS Mid Cap Growth Fund	Schedule of Portfolio Investments December 31, 2020
Security Description	Shares	Value
Common Stocks (99.3%)
Communication Services (7.0%):
IAC/InterActiveCorp. (a)	70,190	$13,290,476
Match Group, Inc. (a)	80,924	12,234,900
Take-Two Interactive Software, Inc. (a)	35,780	7,434,726
Twitter, Inc. (a)	180,580	9,778,407
		42,738,509
Communications Equipment (1.0%):
Palo Alto Networks, Inc. (a)	17,290	6,144,693
Consumer Discretionary (11.0%):
Bright Horizons Family Solutions, Inc. (a)	31,470	5,443,995
Burlington Stores, Inc. (a)	30,050	7,859,578
CarMax, Inc. (a)	28,790	2,719,503
Chewy, Inc., Class A (a) (b)	70,746	6,359,358
Chipotle Mexican Grill, Inc. (a)	8,510	11,800,902
Dollar General Corp.	27,840	5,854,752
Lululemon Athletica, Inc. (a)	30,070	10,465,262
Meritage Homes Corp. (a)	29,250	2,422,485
Pool Corp.	25,110	9,353,475
The Wendy's Co.	214,910	4,710,827
		66,990,137
Consumer Staples (3.0%):
Beyond Meat, Inc. (a) (b)	37,880	4,735,000
Freshpet, Inc. (a)	38,790	5,507,792
The Boston Beer Co., Inc., Class A (a)	8,190	8,143,235
		18,386,027
Electronic Equipment, Instruments & Components (4.9%):
Amphenol Corp., Class A	67,600	8,840,051
Dolby Laboratories, Inc., Class A	74,490	7,235,214
Keysight Technologies, Inc. (a)	49,850	6,584,687
Trimble, Inc. (a)	102,010	6,811,208
		29,471,160
Financials (3.5%):
FactSet Research Systems, Inc.	14,120	4,694,900
MarketAxess Holdings, Inc.	11,940	6,812,486
MSCI, Inc.	22,050	9,845,987
		21,353,373
Health Care (22.3%):
10X Genomics, Inc., Class A (a)	24,070	3,408,312
Align Technology, Inc. (a)	16,450	8,790,551
AmerisourceBergen Corp.	58,080	5,677,901
Apellis Pharmaceuticals, Inc. (a) (b)	74,880	4,283,136
Ascendis Pharma A/S, ADR (a)	16,610	2,770,216
Berkeley Lights, Inc. (a) (b)	42,210	3,773,996
bluebird bio, Inc. (a)	43,400	1,877,918
Centene Corp. (a)	73,141	4,390,654

See notes to financial statements.

48

Victory Portfolios Victory RS Mid Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Charles River Laboratories International, Inc. (a)	32,450	$8,107,957
DexCom, Inc. (a)	18,890	6,984,011
Encompass Health Corp.	71,920	5,947,065
Exact Sciences Corp. (a)	49,520	6,560,905
Fate Therapeutics, Inc. (a)	68,720	6,248,710
Horizon Therapeutics PLC (a)	67,880	4,965,422
Insulet Corp. (a)	28,230	7,216,435
Iovance Biotherapeutics, Inc. (a)	114,000	5,289,600
Masimo Corp. (a)	19,440	5,217,307
Mirati Therapeutics, Inc. (a)	15,210	3,340,724
Novocure Ltd. (a)	37,340	6,461,314
Royalty Pharma PLC, Class A (b)	206,450	10,332,823
Sage Therapeutics, Inc. (a)	44,640	3,861,806
SmileDirectClub, Inc. (a) (b)	300,860	3,592,268
Veeva Systems, Inc., Class A (a)	31,700	8,630,325
West Pharmaceutical Services, Inc.	27,170	7,697,533
		135,426,889
Industrials (12.5%):
Advanced Drainage Systems, Inc.	30,480	2,547,518
Builders FirstSource, Inc. (a)	106,520	4,347,081
Carrier Global Corp.	102,620	3,870,826
CoStar Group, Inc. (a)	8,260	7,634,553
FTI Consulting, Inc. (a)	31,960	3,570,571
Generac Holdings, Inc. (a)	24,890	5,660,235
IDEX Corp.	35,850	7,141,320
Nordson Corp.	32,280	6,486,666
Old Dominion Freight Line, Inc.	19,570	3,819,673
Pentair PLC	144,080	7,649,207
Ritchie Bros. Auctioneers, Inc.	44,760	3,113,058
TransUnion	56,030	5,559,297
Trex Co., Inc. (a)	73,950	6,191,095
Verisk Analytics, Inc.	37,360	7,755,562
		75,346,662
IT Services (10.7%):
Black Knight, Inc. (a)	55,814	4,931,167
GoDaddy, Inc., Class A (a)	124,660	10,340,547
Jack Henry & Associates, Inc.	32,990	5,344,050
Okta, Inc. (a)	11,880	3,020,609
Square, Inc., Class A (a)	14,400	3,134,016
Twilio, Inc., Class A (a)	59,020	19,978,270
Wix.com Ltd. (a)	69,550	17,384,718
		64,133,377
Materials (1.1%):
The Scotts Miracle-Gro Co.	32,920	6,555,689
Semiconductors & Semiconductor Equipment (6.3%):
Entegris, Inc.	87,200	8,379,920
KLA Corp.	29,810	7,718,107
Marvell Technology Group Ltd. (b)	167,340	7,955,344

See notes to financial statements.

49

Victory Portfolios Victory RS Mid Cap Growth Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Microchip Technology, Inc.	63,860	$8,819,704
Monolithic Power Systems, Inc.	14,950	5,475,139
		38,348,214
Software (16.0%):
Coupa Software, Inc. (a)	26,460	8,967,559
DocuSign, Inc. (a)	30,980	6,886,854
Dropbox, Inc., Class A (a)	241,500	5,358,885
Fair Isaac Corp. (a)	9,880	5,049,075
Paycom Software, Inc. (a)	20,480	9,262,080
Proofpoint, Inc. (a)	37,910	5,171,303
RingCentral, Inc., Class A (a)	78,960	29,923,471
Synopsys, Inc. (a)	58,380	15,134,431
Zendesk, Inc. (a)	72,910	10,434,879
		96,188,537
Total Common Stocks (Cost $387,460,217)		601,083,267
Collateral for Securities Loaned^ (3.5%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (c)	365,613	365,613
Fidelity Investments Money Market Government Portfolio, Class I, 0.01% (c)	12,560,954	12,560,954
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (c)	182,459	182,459
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (c)	1,454,872	1,454,872
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (c)	6,541,388	6,541,388
Total Collateral for Securities Loaned (Cost $21,105,286)		21,105,286
Total Investments (Cost $408,565,503) — 102.8%		622,188,553
Liabilities in excess of other assets — (2.8)%		(16,883,921)
NET ASSETS — 100.00%		$605,304,632

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2020.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

50

Victory Portfolios Victory RS Growth Fund	Schedule of Portfolio Investments December 31, 2020
Security Description	Shares	Value
Common Stocks (99.1%)
Communication Services (11.7%):
Activision Blizzard, Inc.	47,330	$4,394,591
Alphabet, Inc., Class C (a)	7,281	12,755,438
Facebook, Inc., Class A (a)	38,580	10,538,513
Netflix, Inc. (a)	2,910	1,573,524
Twitter, Inc. (a)	126,510	6,850,517
		36,112,583
Communications Equipment (0.6%):
Palo Alto Networks, Inc. (a)	5,020	1,784,058
Consumer Discretionary (17.3%):
Amazon.com, Inc. (a)	6,250	20,355,812
Booking Holdings, Inc. (a)	1,640	3,652,723
Chipotle Mexican Grill, Inc. (a)	2,970	4,118,529
Dollar General Corp.	14,550	3,059,865
NIKE, Inc., Class B	41,960	5,936,081
Target Corp.	12,580	2,220,747
Tesla, Inc. (a)	8,030	5,666,530
The Home Depot, Inc.	16,595	4,407,964
The TJX Cos., Inc.	62,990	4,301,587
		53,719,838
Consumer Staples (2.8%):
Constellation Brands, Inc., Class A	17,370	3,804,899
The Boston Beer Co., Inc., Class A (a)	4,800	4,772,592
		8,577,491
Electronic Equipment, Instruments & Components (1.0%):
Amphenol Corp., Class A	22,470	2,938,402
Health Care (13.7%):
Align Technology, Inc. (a)	8,130	4,344,510
Ascendis Pharma A/S, ADR (a)	13,590	2,266,540
bluebird bio, Inc. (a)	27,200	1,176,944
Charles River Laboratories International, Inc. (a)	18,490	4,619,911
DexCom, Inc. (a)	6,360	2,351,419
Exact Sciences Corp. (a)	17,150	2,272,204
Masimo Corp. (a)	10,600	2,844,828
Royalty Pharma PLC, Class A (b)	148,920	7,453,446
UnitedHealth Group, Inc.	14,600	5,119,928
Vertex Pharmaceuticals, Inc. (a)	27,220	6,433,174
West Pharmaceutical Services, Inc.	11,990	3,396,887
		42,279,791
Industrials (5.6%):
FTI Consulting, Inc. (a)	19,250	2,150,610
IDEX Corp.	22,220	4,426,224

See notes to financial statements.

51

Victory Portfolios Victory RS Growth Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
IHS Markit Ltd.	26,120	$2,346,360
Old Dominion Freight Line, Inc.	14,240	2,779,363
United Parcel Service, Inc., Class B	33,760	5,685,184
		17,387,741
IT Services (11.5%):
Fiserv, Inc. (a)	56,890	6,477,495
PayPal Holdings, Inc. (a)	26,070	6,105,594
Twilio, Inc., Class A (a)	36,580	12,382,330
Visa, Inc., Class A	47,727	10,439,327
		35,404,746
Materials (1.3%):
The Scotts Miracle-Gro Co.	19,780	3,938,989
Real Estate (0.8%):
SBA Communications Corp.	8,450	2,383,999
Semiconductors & Semiconductor Equipment (7.9%):
Advanced Micro Devices, Inc. (a)	17,930	1,644,360
Lam Research Corp.	9,280	4,382,666
Marvell Technology Group Ltd.	69,320	3,295,472
NVIDIA Corp.	8,420	4,396,924
QUALCOMM, Inc.	50,320	7,665,749
STMicroelectronics NV, NYS (b)	85,010	3,155,571
		24,540,742
Software (17.0%):
Fair Isaac Corp. (a)	7,230	3,694,819
Microsoft Corp.	127,710	28,405,258
RingCentral, Inc., Class A (a)	22,540	8,541,984
salesforce.com, Inc. (a)	16,350	3,638,366
Synopsys, Inc. (a)	11,960	3,100,510
Workday, Inc., Class A (a)	20,150	4,828,142
		52,209,079
Technology Hardware, Storage & Peripherals (7.9%):
Apple, Inc.	184,258	24,449,194
Total Common Stocks (Cost $168,569,672)		305,726,653
Collateral for Securities Loaned^ (3.5%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (c)	184,609	184,609
Fidelity Investments Money Market Government Portfolio I Shares, 0.01% (c)	6,342,393	6,342,393
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (c)	92,129	92,129

See notes to financial statements.

52

Victory Portfolios Victory RS Growth Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (c)	734,607	$734,607
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (c)	3,302,938	3,302,938
Total Collateral for Securities Loaned (Cost $10,656,676)		10,656,676
Total Investments (Cost $179,226,348) — 102.6%		316,383,329
Liabilities in excess of other assets — (2.6)%		(7,969,653)
NET ASSETS — 100.00%		$308,413,676

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2020.

ADR — American Depositary Receipt

NYS — New York Registered Shares

PLC — Public Limited Company

See notes to financial statements.

53

Victory Portfolios Victory RS Science and Technology Fund	Schedule of Portfolio Investments December 31, 2020
Security Description	Shares	Value
Common Stocks (97.8%)
Biotechnology (27.8%):
Adverum Biotechnologies, Inc. (a)	62,190	$674,140
Akouos, Inc. (a) (b)	32,980	653,993
Albireo Pharma, Inc. (a)	23,490	881,110
Allogene Therapeutics, Inc. (a)	32,900	830,396
Amicus Therapeutics, Inc. (a)	90,010	2,078,331
Apellis Pharmaceuticals, Inc. (a)	69,363	3,967,563
Arcus Biosciences, Inc. (a)	46,950	1,218,822
Arena Pharmaceuticals, Inc. (a)	17,370	1,334,537
Ascendis Pharma A/S, ADR (a)	12,430	2,073,075
Athenex, Inc. (a) (b)	74,150	820,099
Atreca, Inc., Class A (a) (b)	85,585	1,382,198
Autolus Therapeutics PLC, ADR (a) (b)	54,280	485,263
Avidity Biosciences, Inc. (a)	50,840	1,297,437
Avrobio, Inc. (a)	62,490	871,111
Beam Therapeutics, Inc. (a) (b)	34,200	2,792,088
Bicycle Therapeutics PLC, ADR (a)	60,119	1,079,136
Bioxcel Therapeutics, Inc. (a) (b)	33,860	1,564,332
bluebird bio, Inc. (a)	77,560	3,356,021
Blueprint Medicines Corp. (a)	10,280	1,152,902
Celyad SA, ADR (a) (b)	47,690	371,982
Centogene NV (a)	68,620	739,724
Constellation Pharmaceuticals, Inc. (a)	66,110	1,903,968
Crinetics Pharmaceuticals, Inc. (a)	34,148	481,828
CytomX Therapeutics, Inc. (a)	119,920	785,476
Dermtech, Inc. (a)	307,693	9,981,544
Editas Medicine, Inc. (a) (b)	31,220	2,188,834
Epizyme, Inc. (a) (b)	120,380	1,307,327
Equillium, Inc. (a)	219,750	1,175,663
Exact Sciences Corp. (a)	19,630	2,600,779
Fate Therapeutics, Inc. (a)	102,520	9,322,143
Five Prime Therapeutics, Inc. (a)	44,810	762,218
Fusion Pharmaceuticals, Inc. (a) (b)	72,760	854,930
Generation Bio Co. (a) (b)	35,910	1,018,049
Halozyme Therapeutics, Inc. (a)	34,660	1,480,329
Homology Medicines, Inc. (a) (b)	49,540	559,307
IGM Biosciences, Inc. (a) (b)	13,140	1,160,131
Inhibrx, Inc. (a) (b)	74,240	2,447,693
Invitae Corp. (a) (b)	34,815	1,455,615
Iovance Biotherapeutics, Inc. (a)	57,970	2,689,808
Kezar Life Sciences, Inc. (a)	313,286	1,635,353
Kinnate BioPharma, Inc. (a)	74,810	2,975,942
Kura Oncology, Inc. (a)	91,830	2,999,168
MacroGenics, Inc. (a)	41,630	951,662
Matinas BioPharma Holdings, Inc. (a) (b)	671,450	913,172
Mirati Therapeutics, Inc. (a)	11,270	2,475,343
Myovant Sciences Ltd. (a)	59,340	1,638,971
Opthea Ltd., ADR (a) (c)	102,420	1,163,491
ORIC Pharmaceuticals, Inc. (a)	56,160	1,901,016

See notes to financial statements.

54

Victory Portfolios Victory RS Science and Technology Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Passage Bio, Inc. (a) (b)	47,540	$1,215,598
Regulus Therapeutics, Inc. PIPE (a) (c) (d)	1,768,489	2,192,926
Replimune Group, Inc. (a)	66,780	2,547,657
REVOLUTION Medicines, Inc. (a)	27,870	1,103,373
Sage Therapeutics, Inc. (a)	19,190	1,660,127
Scholar Rock Holding Corp. (a)	26,450	1,283,619
Shattuck Labs, Inc. (a) (b)	46,410	2,432,348
Sigilon Therapeutics, Inc. (a)	45,610	2,190,648
Silverback Therapeutics, Inc. (a)	29,910	1,386,029
SpringWorks Therapeutics, Inc. (a)	42,650	3,092,978
Stoke Therapeutics, Inc. (a) (b)	37,090	2,296,984
Surface Oncology, Inc. (a) (b)	245,420	2,267,681
Sutro Biopharma, Inc. (a)	71,880	1,560,515
TCR2 Therapeutics, Inc. (a) (b)	69,280	2,142,830
Turning Point Therapeutics, Inc. (a)	16,180	1,971,533
Twist Bioscience Corp. (a)	34,820	4,919,717
Zymeworks, Inc. (a) (b)	27,630	1,305,794
		124,024,377
Communication Services (6.5%):
Boingo Wireless, Inc. (a) (b)	280,870	3,572,666
Facebook, Inc., Class A (a)	20,750	5,668,070
IAC/InterActiveCorp. (a)	16,430	3,111,021
Match Group, Inc. (a)	40,066	6,057,579
Take-Two Interactive Software, Inc. (a)	20,270	4,211,903
Twitter, Inc. (a)	120,780	6,540,236
		29,161,475
Communications Equipment (1.6%):
Lumentum Holdings, Inc. (a)	45,570	4,320,036
Viavi Solutions, Inc. (a)	200,980	3,009,676
		7,329,712
Consumer Discretionary (4.3%):
Amazon.com, Inc. (a)	3,500	11,399,255
Arco Platform Ltd., Class A (a) (b)	49,910	1,771,306
Booking Holdings, Inc. (a)	1,220	2,717,269
Sonos, Inc. (a)	151,490	3,543,351
		19,431,181
Electronic Equipment, Instruments & Components (2.5%):
908 Devices, Inc. (a) (b)	15,130	861,654
Dolby Laboratories, Inc., Class A	51,650	5,016,764
Fabrinet (a)	28,590	2,218,298
Keysight Technologies, Inc. (a)	23,780	3,141,100
		11,237,816
Financials (0.4%):
Panacea Acquisition Corp. (a) (c)	145,710	1,859,420

See notes to financial statements.

55

Victory Portfolios Victory RS Science and Technology Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Health Care Equipment & Supplies (1.3%):
BioLife Solutions, Inc. (a)	56,820	$2,266,550
CryoPort, Inc. (a) (b)	73,463	3,223,556
Quotient Ltd. (a) (b)	105,190	548,040
		6,038,146
Health Care Providers & Services (0.2%):
Exagen, Inc. (a) (b)	73,102	964,946
Health Care Technology (0.8%):
iCAD, Inc. (a)	17,280	228,096
Veeva Systems, Inc., Class A (a)	12,240	3,332,340
		3,560,436
IT Services (8.3%):
Global Payments, Inc.	15,680	3,377,786
GoDaddy, Inc., Class A (a)	44,870	3,721,967
Twilio, Inc., Class A (a)	41,150	13,929,274
Visa, Inc., Class A	29,550	6,463,472
Wix.com Ltd. (a)	39,120	9,778,435
		37,270,934
Life Sciences Tools & Services (3.2%):
10X Genomics, Inc., Class A (a)	24,400	3,455,040
Adaptive Biotechnologies Corp. (a)	18,060	1,067,888
Berkeley Lights, Inc. (a) (b)	46,240	4,134,318
NeoGenomics, Inc. (a) (b)	59,870	3,223,401
Quanterix Corp. (a)	56,900	2,645,850
		14,526,497
Materials (0.3%):
Kronos Bio, Inc. (a) (b)	46,170	1,379,098
Pharmaceuticals (2.4%):
Compass Pathways PLC, ADR (a) (b)	45,310	2,158,568
Foghorn Therapeutics, Inc. (a)	64,720	1,311,874
GW Pharmaceuticals PLC, ADR (a) (b)	22,160	2,557,486
Marinus Pharmaceuticals, Inc. (a) (b)	58,864	718,141
PMV Pharmaceuticals, Inc. (a)	45,210	2,780,867
Provention Bio, Inc. (a) (b)	64,450	1,091,783
		10,618,719
Semiconductors & Semiconductor Equipment (15.3%):
Ambarella, Inc. (a)	43,230	3,969,379
Cohu, Inc.	213,740	8,160,593
Ichor Holdings Ltd. (a)	100,470	3,028,668
Lam Research Corp.	18,220	8,604,759
Lattice Semiconductor Corp. (a)	184,760	8,465,703
MACOM Technology Solutions Holdings, Inc. (a)	227,830	12,539,763

See notes to financial statements.

56

Victory Portfolios Victory RS Science and Technology Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Marvell Technology Group Ltd.	102,130	$4,855,260
MKS Instruments, Inc.	34,530	5,195,039
Monolithic Power Systems, Inc.	10,620	3,889,363
NVIDIA Corp.	10,480	5,472,656
STMicroelectronics NV, NYS (b)	123,860	4,597,683
		68,778,866
Software (22.9%):
Avaya Holdings Corp. (a)	172,460	3,302,609
Coupa Software, Inc. (a)	24,860	8,425,303
DocuSign, Inc. (a)	43,340	9,634,482
Domo, Inc., Class B (a) (b)	65,070	4,149,514
Dropbox, Inc., Class A (a)	145,070	3,219,103
Fair Isaac Corp. (a)	7,560	3,863,462
Microsoft Corp.	75,810	16,861,660
Paycom Software, Inc. (a)	13,740	6,213,915
Proofpoint, Inc. (a)	28,029	3,823,436
RingCentral, Inc., Class A (a)	64,060	24,276,819
ServiceNow, Inc. (a)	12,770	7,028,991
Triterras, Inc., Class A (a) (b)	169,960	1,874,659
Varonis Systems, Inc. (a)	40,500	6,626,205
Zendesk, Inc. (a)	26,810	3,837,047
		103,137,205
Total Common Stocks (Cost $209,588,053)		439,318,828
Warrants (0.1%)
Health Care (0.1%):
Regulus Therapeutics, Inc. PIPE (a) (c) (d)	1,326,367	663,184
Total Warrants (Cost $165,796)		663,184
Collateral for Securities Loaned^ (9.2%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (e)	719,287	719,287
Fidelity Investments Money Market Government Portfolio, Class I, 0.01% (e)	24,711,717	24,711,717
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (e)	358,960	358,960
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (e)	2,862,233	2,862,233
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (e)	12,869,160	12,869,160
Total Collateral for Securities Loaned (Cost $41,521,357)		41,521,357
Total Investments (Cost $251,275,206) — 107.1%		481,503,369
Liabilities in excess of other assets — (7.1)%		(31,952,808)
NET ASSETS — 100.00%		$449,550,561
See notes to financial statements.

57

Victory Portfolios Victory RS Science and Technology Fund	Schedule of Portfolio Investments — continued December 31, 2020

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2020, illiquid securities were 1.3% of the Fund's net assets.

(d)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.6% of the Fund's net assets as of December 31, 2020. (See Note 2)

(e)  Rate disclosed is the daily yield on December 31, 2020.

ADR — American Depositary Receipt

NYS — New York Registered Shares

PIPE — Private Investment in Public Equity

PLC — Public Limited Company

See notes to financial statements.

58

Victory Portfolios Victory RS Small Cap Equity Fund	Schedule of Portfolio Investments December 31, 2020
Security Description	Shares	Value
Common Stocks (97.6%)
Communication Services (5.3%):
Bandwidth, Inc., Class A (a) (b)	13,970	$2,146,770
EverQuote, Inc., Class A (a) (b)	63,230	2,361,641
		4,508,411
Consumer Staples (1.9%):
BellRing Brands, Inc., Class A (a)	65,670	1,596,438
Electronic Equipment, Instruments & Components (3.0%):
Itron, Inc. (a)	26,470	2,538,473
Energy (5.2%):
Amyris, Inc. (a) (b)	184,020	1,136,324
Renewable Energy Group, Inc. (a)	46,520	3,294,546
		4,430,870
Financials (14.1%):
Green Dot Corp., Class A (a)	40,500	2,259,900
LendingTree, Inc. (a)	7,670	2,099,969
PRA Group, Inc. (a)	90,420	3,586,057
PROG Holdings, Inc.	54,930	2,959,079
Trupanion, Inc. (a) (b)	9,290	1,112,106
		12,017,111
Health Care (20.7%):
Amicus Therapeutics, Inc. (a)	68,984	1,592,840
Apellis Pharmaceuticals, Inc. (a) (b)	28,370	1,622,763
bluebird bio, Inc. (a)	25,277	1,093,736
Blueprint Medicines Corp. (a)	8,470	949,911
CryoPort, Inc. (a) (b)	45,050	1,976,794
Epizyme, Inc. (a)	75,480	819,713
Fate Therapeutics, Inc. (a)	12,850	1,168,451
Inspire Medical System, Inc. (a)	13,000	2,445,170
Invitae Corp. (a) (b)	20,690	865,049
Iovance Biotherapeutics, Inc. (a) (b)	20,071	931,294
iRhythm Technologies, Inc. (a) (b)	6,970	1,653,354
SpringWorks Therapeutics, Inc. (a) (b)	14,180	1,028,334
Twist Bioscience Corp. (a)	9,760	1,378,990
		17,526,399
Industrials (11.7%):
Chart Industries, Inc. (a)	19,850	2,338,131
Evoqua Water Technologies Corp. (a)	82,960	2,238,261
Mercury Systems, Inc. (a)	36,230	3,190,414
SiteOne Landscape Supply, Inc. (a)	14,140	2,243,028
		10,009,834

See notes to financial statements.

59

Victory Portfolios Victory RS Small Cap Equity Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
IT Services (5.4%):
Evo Payments, Inc., Class A (a)	41,120	$1,110,651
Repay Holdings Corp. (a)	69,144	1,884,174
Shift4 Payments, Inc., Class A (a)	21,490	1,620,346
		4,615,171
Semiconductors & Semiconductor Equipment (8.3%):
Lattice Semiconductor Corp. (a)	73,420	3,364,104
MACOM Technology Solutions Holdings, Inc. (a)	67,160	3,696,487
		7,060,591
Software (22.0%):
ACI Worldwide, Inc. (a) (b)	95,550	3,671,987
Avaya Holdings Corp. (a)	151,460	2,900,459
Envestnet, Inc. (a)	20,420	1,680,362
Everbridge, Inc. (a)	14,640	2,182,385
Q2 Holdings, Inc. (a)	14,550	1,841,012
The Descartes Systems Group, Inc. (a)	43,680	2,554,406
Varonis Systems, Inc. (a)	24,230	3,964,269
		18,794,880
Total Common Stocks (Cost $64,472,411)		83,098,178
Collateral for Securities Loaned^ (14.6%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (c)	215,011	215,011
Fidelity Investments Money Market Government Portfolio I Shares, 0.01% (c)	7,386,895	7,386,895
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (c)	107,301	107,301
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (c)	855,587	855,587
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (c)	3,846,885	3,846,885
Total Collateral for Securities Loaned (Cost $12,411,679)		12,411,679
Total Investments (Cost $76,884,090) — 112.2%		95,509,857
Liabilities in excess of other assets — (12.2)%		(10,391,720)
NET ASSETS — 100.00%		$85,118,137

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2020.

See notes to financial statements.

60

Victory Portfolios	Statements of Assets and Liabilities December 31, 2020
	Victory RS Small Cap Growth Fund		Victory RS Select Growth Fund		Victory RS Mid Cap Growth Fund
ASSETS:
Investments, at value (Cost $2,134,406,635, $169,864,181 and $408,565,503)	$3,193,760,850	(a)	$246,880,109	(b)	$622,188,553	(c)
Cash and cash equivalents	56,546,218		5,814,300		6,568,804
Receivables:
Interest and dividends	293,004		28,707		85,913
Capital shares issued	2,371,451		7,976		175,589
Investments sold	7,925,563		—		—
From Adviser	—		27,116		145,751
Prepaid expenses	35,884		3,063		11,275
Total Assets	3,260,932,970		252,761,271		629,175,885
LIABILITIES:
Payables:
Collateral received on loaned securities	309,080,609		17,121,224		21,105,286
Investments purchased	7,811,538		503,019		2,040,967
Capital shares redeemed	3,660,852		927,005		124,259
Accrued expenses and other payables:
Investment advisory fees	2,357,231		193,591		434,185
Administration fees	152,241		11,740		31,564
Custodian fees	19,709		1,837		4,620
Transfer agent fees	306,639		35,161		66,005
Compliance fees	2,000		155		415
Trustees' fees	120		9		410
12b-1 fees	101,408		23,038		17,988
Other accrued expenses	155,714		40,629		45,554
Total Liabilities	323,648,061		18,857,408		23,871,253
NET ASSETS:
Capital	1,824,352,693		121,639,857		374,540,403
Total accumulated earnings/(loss)	1,112,932,216		112,264,006		230,764,229
Net Assets	$2,937,284,909		$233,903,863		$605,304,632
Net Assets
Class A Shares	$820,005,518		$115,014,289		$93,072,257
Class C Shares	20,322,865		23,830,687		17,324,846
Class R Shares	8,512,762		504,235		595,803
Class R6 Shares	677,128,148		710,493		27,861,030
Class Y Shares	1,411,315,616		93,844,159		466,341,720
Member Class	—		—		108,976
Total	$2,937,284,909		$233,903,863		$605,304,632
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	8,414,683		3,011,309		2,820,923
Class C Shares	257,010		834,983		617,725
Class R Shares	98,340		17,188		20,000
Class R6 Shares	6,547,327		17,224		806,824
Class Y Shares	13,689,191		2,287,788		13,517,143
Member Class	—		—		3,302
Total	29,006,551		6,168,492		17,785,917
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$97.45		$38.19		$32.99
Class C Shares (d)	79.07		28.54		28.05
Class R Shares	86.56		29.34		29.79
Class R6 Shares	103.42		41.25		34.53
Class Y Shares	103.10		41.02		34.50
Member Class	—		—		33.00
Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$103.40		$40.52		$35.00

(a)  Includes $295,379,460 of securities on loan.

(b)  Includes $16,583,572 of securities on loan.

(c)  Includes $20,268,130 of securities on loan.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

61

Victory Portfolios	Statements of Assets and Liabilities December 31, 2020
	Victory RS Growth Fund		Victory RS Science and Technology Fund		Victory RS Small Cap Equity Fund
ASSETS:
Investments, at value (Cost $179,226,348, $251,275,206 and $76,884,090)	$316,383,329	(a)	$481,503,369	(b)	$95,509,857	(c)
Cash and cash equivalents	2,941,166		11,680,661		2,056,584
Receivables:
Interest and dividends	46,780		53,475		997
Capital shares issued	4,937		170,600		19,598
Investments sold	—		—		268,294
From Adviser	55,238		3,003		9,007
Prepaid expenses	4,174		5,107		7, 586
Total Assets	319,435,624		493,416,215		97,871,923
LIABILITIES:
Payables:
Collateral received on loaned securities	10,656,676		41,521,357		12,411,679
Investments purchased	—		132,874		—
Capital shares redeemed	29,919		1,657,964		252,163
Accrued expenses and other payables:
Investment advisory fees	192,278		371,333		52,468
Administration fees	15,868		22,961		4,316
Custodian fees	2,270		3,199		742
Transfer agent fees	32,418		52,256		10,177
Compliance fees	209		301		56
Trustees' fees	7		55		2
12b-1 fees	31,429		43,739		9,287
Other accrued expenses	60,874		59,615		12,896
Total Liabilities	11,021,948		43,865,654		12,753,786
NET ASSETS:
Capital	170,387,436		220,023,439		60,159,253
Total accumulated earnings/(loss)	138,026,240		229,527,122		24,958,884
Net Assets	$308,413,676		$449,550,561		$85,118,137
Net Assets
Class A Shares	$274,387,986		$320,604,505		$76,611,091
Class C Shares	3,731,101		18,397,982		514,940
Class R Shares	420,060		1,273,365		3,325,155
Class Y Shares	29,874,529		109,274,709		4,448,518
Member Class	—		—		218,433
Total	$308,413,676		$449,550,561		$85,118,137
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	11,507,262		8,819,822		4,251,916
Class C Shares	198,426		686,363		336,017
Class R Shares	19,920		42,465		260,008
Class Y Shares	1,188,868		2,750,413		237,798
Member Class	—		—		12,111
Total	12,914,476		12,299,063		5,097,850
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$23.84		$36.35		$18.02
Class C Shares (d)	18.80		26.81		1.53
Class R Shares	21.09		29.99		12.79
Class Y Shares	25.13		39.73		18.71
Member Class	—		—		18.04
Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$25.29		$38.57		$19.12

(a)  Includes $10,470,625 of securities on loan.

(b)  Includes $39,281,641 of securities on loan.

(c)  Includes $11,847,423 of securities on loan.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

62

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2020
	Victory RS Small Cap Growth Fund	Victory RS Select Growth Fund	Victory RS Mid Cap Growth Fund
Investment Income:
Dividends	$3,388,513	$479,591	$2,112,753
Interest	204,733	12,689	28,558
Interfund lending	63	—	—
Securities lending (net of fees)	1,089,703	44,047	239,728
Total Income	4,683,012	536,327	2,381,039
Expenses:
Investment advisory fees	21,922,056	2,050,569	4,466,941
Administration fees	1,401,883	124,649	319,537
Sub-Administration fees	14,132	14,132	14,132
12b-1 fees — Class A Shares	1,664,164	243,953	205,970
12b-1 fees — Class C Shares	174,592	233,305	170,561
12b-1 fees — Class R Shares	33,601	2,633	3,497
Custodian fees	125,925	14,238	26,190
Transfer agent fees — Class A Shares	888,733	113,456	111,741
Transfer agent fees — Class C Shares	19,414	22,838	15,869
Transfer agent fees — Class R Shares	11,343	2,734	1,724
Transfer agent fees — Class R6 Shares	24,244	147	930
Transfer agent fees — Class Y Shares	1,169,273	86,560	544,665
Transfer agent fees — Member Class (a)	—	—	580
Trustees' fees	177,633	18,185	42,639
Compliance fees	19,777	1,792	4,554
Legal and audit fees	188,892	22,577	57,842
State registration and filing fees	143,576	84,825	98,382
Interfund lending fees	—	—	893
Other expenses	230,411	29,205	75,833
Recoupment of prior expenses waived/reimbursed by Adviser	42,194	—	—
Total Expenses	28,251,843	3,065,798	6,162,480
Expenses waived/reimbursed by Adviser	(489,756)	(227,571)	(759,444)
Net Expenses	27,762,087	2,838,227	5,403,036
Net Investment Income (Loss)	(23,079,075)	(2,301,900)	(3,021,997)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	162,042,534	43,552,171	51,251,043
Net change in unrealized appreciation/depreciation on investment securities	661,220,255	17,335,883	117,050,286
Net realized/unrealized gains (losses) on investments	823,262,789	60,888,054	168,301,329
Change in net assets resulting from operations	$800,183,714	$58,586,154	$165,279,332

(a)  Victory RS Mid Cap Growth Fund Member Class commenced operations on November 3, 2020.

See notes to financial statements.

63

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2020
	Victory RS Growth Fund	Victory RS Science and Technology Fund	Victory RS Small Cap Equity Fund
Investment Income:
Dividends	$1,891,259	$471,320	$66,835
Interest	7,892	16,781	5,909
Securities lending (net of fees)	30,515	336,806	32,419
Total Income	1,929,666	824,907	105,163
Expenses:
Investment advisory fees	1,983,793	3,270,940	509,667
Administration fees	160,822	198,812	41,293
Sub-Administration fees	11,222	14,132	14,132
12b-1 fees — Class A Shares	580,838	574,720	153,219
12b-1 fees — Class C Shares	36,322	143,887	4,033
12b-1 fees — Class R Shares	1,877	4,485	14,413
Custodian fees	12,817	21,971	5,804
Transfer agent fees — Class A Shares	187,514	247,605	59,628
Transfer agent fees — Class C Shares	3,820	14,011	533
Transfer agent fees — Class R Shares	801	1,843	5,282
Transfer agent fees — Class Y Shares	20,240	103,733	4,047
Transfer agent fees — Member Class (a)	—	—	581
Trustees' fees	21,944	25,461	6,794
Compliance fees	2,291	2,794	586
Legal and audit fees	27,486	33,421	24,633
State registration and filing fees	77,218	83,941	72,126
Other expenses	33,351	56,744	11,985
Total Expenses	3,162,356	4,798,500	928,756
Expenses waived/reimbursed by Adviser	(294,950)	(37,306)	(40,673)
Net Expenses	2,867,406	4,761,194	888,083
Net Investment Income (Loss)	(937,740)	(3,936,287)	(782,920)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	24,256,089	28,360,305	16,158,866
Net change in unrealized appreciation/depreciation on investment securities	59,111,905	150,652,970	7,993,132
Net realized/unrealized gains (losses) on investments	83,367,994	179,013,275	24,151,998
Change in net assets resulting from operations	$82,430,254	$175,076,988	$23,369,078

(a)  Victory RS Small Cap Equity Fund Member Class commenced operations on November 3, 2020.

See notes to financial statements.

64

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Small Cap Growth Fund		Victory RS Select Growth Fund		Victory RS Mid Cap Growth Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$(23,079,075)	$(18,309,524)	$(2,301,900)	$(2,580,310)	$(3,021,997)	$(2,481,501)
Net realized gains (losses) from investments	162,042,534	374,740,043	43,552,171	54,394,565	51,251,043	5,937,106
Net change in unrealized appreciation/ depreciation on investments	661,220,255	272,638,580	17,335,883	19,783,471	117,050,286	95,247,594
Change in net assets resulting from operations	800,183,714	629,069,099	58,586,154	71,597,726	165,279,332	98,703,199
Distributions to Shareholders:
Class A Shares	(68,841,797)	(57,940,117)	(17,578,995)	(11,607,770)	(3,686,081)	—
Class C Shares	(2,041,419)	(1,811,529)	(4,596,824)	(3,987,456)	(808,992)	—
Class R Shares	(815,880)	(725,922)	(91,912)	(83,853)	(25,936)	—
Class R6 Shares	(54,388,578)	(35,271,765)	(97,926)	(33,206)	(1,071,652)	—
Class Y Shares	(112,328,839)	(91,533,905)	(13,684,054)	(10,834,909)	(18,217,120)	—
Member Class (a)	—	—	—	—	(3,963)	—
Change in net assets resulting from distributions to shareholders	(238,416,513)	(187,283,238)	(36,049,711)	(26,547,194)	(23,813,744)	—
Change in net assets resulting from capital transactions	88,379,490	244,715,312	(8,797,091)	(72,669,141)	(56,148,955)	79,815,678
Change in net assets	650,146,691	686,501,173	13,739,352	(27,618,609)	85,316,633	178,518,877
Net Assets:
Beginning of period	2,287,138,218	1,600,637,045	220,164,511	247,783,120	519,987,999	341,469,122
End of period	$2,937,284,909	$2,287,138,218	$233,903,863	$220,164,511	$605,304,632	$519,987,999

(a)  Victory RS Mid Cap Growth Fund Member Class commenced operations on November 3, 2020.

(continues on next page)

See notes to financial statements.

65

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Small Cap Growth Fund		Victory RS Select Growth Fund		Victory RS Mid Cap Growth Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Capital Transactions:
Class A Shares
Proceeds from shares issued	$77,354,531	$142,955,975	$9,681,283	$8,995,981	$5,412,915	$7,679,624
Distributions reinvested	66,397,165	56,001,065	16,848,625	11,220,690	3,428,512	—
Cost of shares redeemed	(169,500,751)	(144,757,608)	(20,693,842)	(34,103,074)	(20,027,246)	(20,994,420)
Total Class A Shares	$(25,749,055)	$54,199,432	$5,836,066	$(13,886,403)	$(11,185,819)	$(13,314,796)
Class C Shares
Proceeds from shares issued	$3,029,369	$4,638,000	$376,083	$1,172,611	$424,825	$1,091,058
Distributions reinvested	1,949,346	1,567,471	4,562,487	3,691,152	777,691	—
Cost of shares redeemed	(6,820,282)	(4,534,786)	(9,757,197)	(14,429,238)	(7,717,057)	(3,720,853)
Total Class C Shares	$(1,841,567)	$1,670,685	$(4,818,627)	$(9,565,475)	$(6,514,541)	$(2,629,795)
Class R Shares
Proceeds from shares issued	$2,753,580	$3,104,717	$176,233	$229,179	$172,986	$109,581
Distributions reinvested	815,880	725,922	71,719	43,116	25,936	—
Cost of shares redeemed	(4,331,623)	(4,973,375)	(403,650)	(503,698)	(691,488)	(621,978)
Total Class R Shares	$(762,163)	$(1,142,736)	$(155,698)	$(231,403)	$(492,566)	$(512,397)
Class R6 Shares
Proceeds from shares issued	$212,153,078	$329,155,802	$313,429	$16,248	$8,791,051	$16,219,140
Distributions reinvested	38,383,633	24,270,509	77,795	33,206	341,886	—
Cost of shares redeemed	(146,162,351)	(61,983,716)	(20,684)	(27,077)	(8,265,488)	(1,352,556)
Total Class R6 Shares	$104,374,360	$291,442,595	$370,540	$22,377	$867,449	$14,866,584
Class Y Shares
Proceeds from shares issued	$320,717,460	$289,704,953	$19,406,953	$18,878,964	$81,010,960	$205,621,682
Distributions reinvested	101,937,080	84,364,967	12,776,316	9,975,034	17,755,174	—
Cost of shares redeemed	(410,296,625)	(475,524,584)	(42,212,641)	(77,862,235)	(137,693,578)	(124,215,600)
Total Class Y Shares	$12,357,915	$(101,454,664)	$(10,029,372)	$(49,008,237)	$(38,927,444)	$81,406,082
Member Class (a)
Proceeds from shares issued	$—	$—	$—	$—	$100,003	$—
Distributions reinvested	—	—	—	—	3,963	—
Total Member Class	$—	$—	$—	$—	$103,966	$—
Change in net assets resulting from capital transactions	$88,379,490	$244,715,312	$(8,797,091)	$(72,669,141)	$(56,148,955)	$79,815,678

(a)  Victory RS Mid Cap Growth Fund Member Class commenced operations on November 3, 2020.

(continues on next page)

See notes to financial statements.

66

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Small Cap Growth Fund		Victory RS Select Growth Fund		Victory RS Mid Cap Growth Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Share Transactions:
Class A Shares
Issued	954,550	1,896,687	266,397	262,448	195,313	313,448
Reinvested	691,709	739,093	454,141	334,946	106,113	—
Redeemed	(2,137,356)	(1,900,975)	(587,787)	(978,442)	(723,305)	(851,382)
Total Class A Shares	(491,097)	734,805	132,751	(381,048)	(421,879)	(537,934)
Class C Shares
Issued	48,086	73,386	14,337	42,508	19,661	52,282
Reinvested	25,020	24,810	164,533	139,131	28,311	—
Redeemed	(104,879)	(70,038)	(351,862)	(506,621)	(348,027)	(173,253)
Total Class C Shares	(31,773)	28,158	(172,992)	(324,982)	(300,055)	(120,971)
Class R Shares
Issued	35,926	44,878	6,241	8,420	8,775	4,976
Reinvested	9,567	10,621	2,516	1,594	889	—
Redeemed	(62,256)	(70,784)	(13,699)	(16,917)	(29,410)	(27,710)
Total Class R Shares	(16,763)	(15,285)	(4,942)	(6,903)	(19,746)	(22,734)
Class R6 Shares
Issued	2,557,025	4,132,995	7,416	430	336,247	631,514
Reinvested	376,827	304,371	1,942	931	10,112	—
Redeemed	(1,820,549)	(778,119)	(532)	(787)	(302,470)	(51,468)
Total Class R6 Shares	1,113,303	3,659,247	8,826	574	43,889	580,046
Class Y Shares
Issued	3,896,904	3,695,019	488,847	523,309	3,062,234	8,112,643
Reinvested	1,003,911	1,060,261	320,691	280,987	525,612	—
Redeemed	(5,171,416)	(5,965,460)	(1,170,335)	(2,124,164)	(4,935,082)	(4,972,460)
Total Class Y Shares	(270,601)	(1,210,180)	(360,797)	(1,319,868)	(1,347,236)	3,140,183
Member Class (a)
Issued	—	—	—	—	3,179	—
Reinvested	—	—	—	—	123	—
Total Member Class	—	—	—	—	3,302	—
Change in Shares	303,069	3,196,745	(397,154)	(2,032,227)	(2,041,725)	3,038,590

(a)  Victory RS Mid Cap Growth Fund Member Class commenced operations on November 3, 2020.

See notes to financial statements.

67

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Growth Fund		Victory RS Science and Technology Fund		Victory RS Small Cap Equity Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$(937,740)	$(368,637)	$(3,936,287)	$(2,964,010)	$(782,920)	$(643,046)
Net realized gains (losses) from investments	24,256,089	32,101,114	28,360,305	36,408,035	16,158,866	12,548,237
Net change in unrealized appreciation/ depreciation on investments	59,111,905	32,008,409	150,652,970	48,008,708	7,993,132	9,277,446
Change in net assets resulting from operations	82,430,254	63,740,886	175,076,988	81,452,733	23,369,078	21,182,637
Distributions to Shareholders:
Class A Shares	(23,219,855)	(21,706,016)	(18,144,054)	(16,847,930)	(14,114,946)	(6,685,748)
Class C Shares	(395,459)	(511,609)	(1,381,276)	(1,507,003)	(349,747)	(183,966)
Class R Shares	(39,454)	(45,536)	(84,683)	(65,870)	(788,226)	(383,511)
Class Y Shares	(2,406,716)	(2,901,012)	(5,656,725)	(6,017,832)	(770,522)	(338,729)
Member Class (a)	—	—	—	—	(19,278)	—
Change in net assets resulting from distributions to shareholders	(26,061,484)	(25,164,173)	(25,266,738)	(24,438,635)	(16,042,719)	(7,591,954)
Change in net assets resulting from capital transactions	(7,609,479)	1,476,091	7,415,321	28,962,815	7,918,374	(1,004,760)
Change in net assets	48,759,291	40,052,804	157,225,571	85,976,913	15,244,733	12,585,923
Net Assets:
Beginning of period	259,654,385	219,601,581	292,324,990	206,348,077	69,873,404	57,287,481
End of period	$308,413,676	$259,654,385	$449,550,561	$292,324,990	$85,118,137	$69,873,404

(a)  Victory RS Small Cap Equity Fund Member Class commenced operations on November 3, 2020.

(continues on next page)

See notes to financial statements.

68

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Growth Fund		Victory RS Science and Technology Fund		Victory RS Small Cap Equity Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Capital Transactions:
Class A Shares
Proceeds from shares issued	$6,628,865	$5,052,289	$50,371,770	$37,207,174	$3,788,883	$2,379,117
Distributions reinvested	22,517,933	21,131,656	17,377,233	16,058,001	13,882,892	6,575,672
Cost of shares redeemed	(28,523,565)	(23,856,360)	(52,685,540)	(32,975,335)	(11,228,707)	(9,742,633)
Total Class A Shares	$623,233	$2,327,585	$15,063,463	$20,289,840	$6,443,068	$(787,844)
Class C Shares
Proceeds from shares issued	$364,542	$279,641	$2,622,340	$2,713,477	$86,888	$68,990
Distributions reinvested	391,789	421,834	1,369,319	1,377,592	349,747	183,966
Cost of shares redeemed	(1,944,758)	(1,524,992)	(5,505,843)	(4,658,036)	(175,402)	(411,685)
Total Class C Shares	$(1,188,427)	$(823,517)	$(1,514,184)	$(566,967)	$261,233	$(158,729)
Class R Shares
Proceeds from shares issued	$42,253	$55,535	$481,852	$178,010	$296,464	$211,495
Distributions reinvested	39,454	45,536	84,683	65,870	788,226	383,511
Cost of shares redeemed	(162,227)	(255,531)	(378,781)	(447,000)	(812,095)	(468,593)
Total Class R Shares	$(80,520)	$(154,460)	$187,754	$(203,120)	$272,595	$126,413
Class Y Shares
Proceeds from shares issued	$2,195,308	$3,050,227	$29,550,096	$38,822,411	$537,133	$1,004,953
Distributions reinvested	2,295,343	2,783,706	5,344,192	5,687,567	768,918	338,056
Cost of shares redeemed	(11,454,416)	(5,707,450)	(41,216,000)	(35,066,916)	(589,970)	(1,527,609)
Total Class Y Shares	$(6,963,765)	$126,483	$(6,321,712)	$9,443,062	$716,081	$(184,600)
Member Class (a)
Proceeds from shares issued	$—	$—	$—	$—	$241,917	$—
Distributions reinvested	—	—	—	—	19,278	—
Cost of shares redeemed	—	—	—	—	(35,798)	—
Total Member Class	$—	$—	$—	$—	$225,397	$—
Change in net assets resulting from capital transactions	$(7,609,479)	$1,476,091	$7,415,321	$28,962,815	$7,918,374	$(1,004,760)

(a)  Victory RS Small Cap Equity Fund Member Class commenced operations on November 3, 2020.

(continues on next page)

See notes to financial statements.

69

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Growth Fund		Victory RS Science and Technology Fund		Victory RS Small Cap Equity Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Share Transactions:
Class A Shares
Issued	304,224	255,580	1,824,265	1,623,445	210,814	147,134
Reinvested	961,073	1,113,364	489,775	701,529	792,855	417,238
Redeemed	(1,386,023)	(1,218,205)	(2,033,344)	(1,441,083)	(691,975)	(603,671)
Total Class A Shares	(120,726)	150,739	280,696	883,891	311,694	(39,299)
Class C Shares
Issued	21,225	17,290	134,359	150,655	27,881	12,495
Reinvested	21,201	27,321	52,324	79,309	234,729	45,312
Redeemed	(115,239)	(94,041)	(293,019)	(260,527)	(42,161)	(82,079)
Total Class C Shares	(72,813)	(49,430)	(106,336)	(30,563)	220,449	(24,272)
Class R Shares
Issued	2,271	3,130	21,258	9,259	25,117	16,640
Reinvested	1,903	2,666	2,892	3,431	63,413	31,721
Redeemed	(9,571)	(14,840)	(16,429)	(22,942)	(61,871)	(38,038)
Total Class R Shares	(5,397)	(9,044)	7,721	(10,252)	26,659	10,323
Class Y Shares
Issued	101,213	148,829	1,024,327	1,584,545	33,437	60,144
Reinvested	92,966	140,237	137,808	229,060	42,295	20,842
Redeemed	(570,117)	(276,822)	(1,487,210)	(1,445,941)	(36,200)	(89,723)
Total Class Y Shares	(375,938)	12,244	(325,075)	367,664	39,532	(8,737)
Member Class (a)
Issued	—	—	—	—	12,775	—
Reinvested	—	—	—	—	1,100	—
Redeemed	—	—	—	—	(1,764)	—
Total Member Class	—	—	—	—	12,111	—
Change in Shares	(574,874)	104,509	(142,994)	1,210,740	610,445	(61,985)

(a)  Victory RS Small Cap Equity Fund Member Class commenced operations on November 3, 2020.

See notes to financial statements.

70

This page is intentionally left blank.

71

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory RS Small Cap Growth Fund
Class A
Year Ended 12/31/20	$77.19	(0.97)	30.04	29.07	—	(8.81)
Year Ended 12/31/19	$61.11	(0.80)	23.84	23.04	—	(6.96)
Year Ended 12/31/18	$80.96	(0.83)	(6.54)	(7.37)	—	(12.48)
Year Ended 12/31/17	$65.31	(0.75)	24.13	23.38	—	(7.73)
Year Ended 12/31/16	$64.73	(0.55)	1.13	0.58	—	—
Class C
Year Ended 12/31/20	$64.34	(1.30)	24.84	23.54	—	(8.81)
Year Ended 12/31/19	$52.19	(1.17)	20.28	19.11	—	(6.96)
Year Ended 12/31/18	$71.70	(1.31)	(5.72)	(7.03)	—	(12.48)
Year Ended 12/31/17	$58.97	(1.18)	21.64	20.46	—	(7.73)
Year Ended 12/31/16	$58.90	(0.90)	0.97	0.07	—	—
Class R
Year Ended 12/31/20	$69.61	(1.20)	26.96	25.76	—	(8.81)
Year Ended 12/31/19	$55.87	(1.05)	21.75	20.70	—	(6.96)
Year Ended 12/31/18	$75.55	(1.15)	(6.05)	(7.20)	—	(12.48)
Year Ended 12/31/17	$61.63	(1.04)	22.69	21.65	—	(7.73)
Year Ended 12/31/16	$61.27	(0.68)	1.04	0.36	—	—
Class R6
Year Ended 12/31/20	$81.24	(0.73)	31.72	30.99	—	(8.81)
Year Ended 12/31/19	$63.83	(0.58)	24.95	24.37	—	(6.96)
Year Ended 12/31/18	$83.67	(0.58)	(6.78)	(7.36)	—	(12.48)
7/12/17(e) through 12/31/17	$79.23	(0.41)	12.58	12.17	—	(7.73)
Class Y
Year Ended 12/31/20	$81.06	(0.79)	31.64	30.85	—	(8.81)
Year Ended 12/31/19	$63.75	(0.62)	24.89	24.27	—	(6.96)
Year Ended 12/31/18	$83.64	(0.61)	(6.80)	(7.41)	—	(12.48)
Year Ended 12/31/17	$67.08	(0.53)	24.82	24.29	—	(7.73)
Year Ended 12/31/16	$66.32	(0.39)	1.16	0.77	(0.01)	—
(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Commencement of operations.

See notes to financial statements.

72

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory RS Small Cap Growth Fund
Class A
Year Ended 12/31/20	(8.81)	$97.45	37.84%	1.40%	(1.20)%	1.43%	$820,006	72%
Year Ended 12/31/19	(6.96)	$77.19	37.91%	1.40%	(1.06)%	1.44%	$687,425	100%
Year Ended 12/31/18	(12.48)	$61.11	(8.97)%	1.40%	(0.94)%	1.45%	$499,350	86%
Year Ended 12/31/17	(7.73)	$80.96	36.86%	1.40%	(1.00)%	1.44%	$575,227	107%
Year Ended 12/31/16	—	$65.31	0.90%	1.40%	(0.92)%	1.45%	$481,125	91%
Class C
Year Ended 12/31/20	(8.81)	$79.07	36.78%	2.16%	(1.96)%	2.26%	$20,323	72%
Year Ended 12/31/19	(6.96)	$64.34	36.88%	2.16%	(1.82)%	2.27%	$18,581	100%
Year Ended 12/31/18	(12.48)	$52.19	(9.66)%	2.16%	(1.71)%	2.26%	$13,602	86%
Year Ended 12/31/17	(7.73)	$71.70	35.84%	2.16%	(1.75)%	2.23%	$13,633	107%
Year Ended 12/31/16	—	$58.97	0.12%	2.16%	(1.67)%	2.22%	$13,035	91%
Class R
Year Ended 12/31/20	(8.81)	$86.56	37.20%	1.86%	(1.66)%	1.97%	$8,513	72%
Year Ended 12/31/19	(6.96)	$69.61	37.28%	1.86%	(1.52)%	1.93%	$8,012	100%
Year Ended 12/31/18	(12.48)	$55.87	(9.39)%	1.86%	(1.40)%	1.87%	$7,285	86%
Year Ended 12/31/17	(7.73)	$75.55	36.24%	1.86%	(1.46)%	1.94%	$7,698	107%
Year Ended 12/31/16	—	$61.63	0.59%	1.70%	(1.20)%	1.70%	$5,371	91%
Class R6
Year Ended 12/31/20	(8.81)	$103.42	38.32%	1.06%	(0.86)%	1.06%	$677,128	72%
Year Ended 12/31/19	(6.96)	$81.24	38.38%	1.06%	(0.72)%	1.06%	$441,471	100%
Year Ended 12/31/18	(12.48)	$63.83	(8.66)%	1.06%	(0.64)%	1.10%	$113,288	86%
7/12/17(e) through 12/31/17	(7.73)	$83.67	16.23%	1.06%	(1.03)%	1.41%	$25,551	107%
Class Y
Year Ended 12/31/20	(8.81)	$103.10	38.21%	1.13%	(0.93)%	1.15%	$1,411,316	72%
Year Ended 12/31/19	(6.96)	$81.06	38.29%	1.13%	(0.79)%	1.15%	$1,131,648	100%
Year Ended 12/31/18	(12.48)	$63.75	(8.72)%	1.13%	(0.67)%	1.15%	$967,112	86%
Year Ended 12/31/17	(7.73)	$83.64	37.23%	1.13%	(0.68)%	1.17%	$1,081,427	107%
Year Ended 12/31/16	(0.01)	$67.08	1.16%	1.13%	(0.64)%	1.21%	$1,379,669	91%

See notes to financial statements.

73

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains from Investments	Total Distributions
Victory RS Select Growth Fund
Class A
Year Ended 12/31/20	$33.81	(0.40)	11.43	11.03	(6.65)	(6.65)
Year Ended 12/31/19	$28.96	(0.37)	9.68	9.31	(4.46)	(4.46)
Year Ended 12/31/18	$46.03	(0.42)	(3.12)	(3.54)	(13.53)	(13.53)
Year Ended 12/31/17	$45.04	(0.43)	8.16	7.73	(6.74)	(6.74)
Year Ended 12/31/16	$43.54	(0.32)	3.30	2.98	(1.48)	(1.48)
Class C
Year Ended 12/31/20	$26.77	(0.53)	8.95	8.42	(6.65)	(6.65)
Year Ended 12/31/19	$23.82	(0.53)	7.94	7.41	(4.46)	(4.46)
Year Ended 12/31/18	$40.80	(0.70)	(2.75)	(3.45)	(13.53)	(13.53)
Year Ended 12/31/17	$40.89	(0.73)	7.38	6.65	(6.74)	(6.74)
Year Ended 12/31/16	$39.97	(0.60)	3.00	2.40	(1.48)	(1.48)
Class R
Year Ended 12/31/20	$27.30	(0.46)	9.15	8.69	(6.65)	(6.65)
Year Ended 12/31/19	$24.16	(0.45)	8.05	7.60	(4.46)	(4.46)
Year Ended 12/31/18	$41.06	(0.59)	(2.78)	(3.37)	(13.53)	(13.53)
Year Ended 12/31/17	$41.00	(0.61)	7.41	6.80	(6.74)	(6.74)
Year Ended 12/31/16	$39.93	(0.46)	3.01	2.55	(1.48)	(1.48)
Class R6
Year Ended 12/31/20	$35.99	(0.31)	12.22	11.91	(6.65)	(6.65)
Year Ended 12/31/19	$30.50	(0.27)	10.22	9.95	(4.46)	(4.46)
Year Ended 12/31/18	$47.53	(0.29)	(3.21)	(3.50)	(13.53)	(13.53)
Year Ended 12/31/17	$46.16	(0.28)	8.39	8.11	(6.74)	(6.74)
11/15/16(e) through 12/31/16	$46.65	(0.03)	1.02	0.99	(1.48)	(1.48)
Class Y
Year Ended 12/31/20	$35.84	(0.33)	12.16	11.83	(6.65)	(6.65)
Year Ended 12/31/19	$30.41	(0.29)	10.18	9.89	(4.46)	(4.46)
Year Ended 12/31/18	$47.47	(0.30)	(3.23)	(3.53)	(13.53)	(13.53)
Year Ended 12/31/17	$46.15	(0.31)	8.37	8.06	(6.74)	(6.74)
Year Ended 12/31/16	$44.47	(0.21)	3.37	3.16	(1.48)	(1.48)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Commencement of operations

See notes to financial statements.

74

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory RS Select Growth Fund
Class A
Year Ended 12/31/20	$38.19	33.22%	1.40%	(1.14)%	1.49%	$115,014	73%
Year Ended 12/31/19	$33.81	32.29%	1.40%	(1.06)%	1.52%	$97,337	74%
Year Ended 12/31/18	$28.96	(7.23)%	1.40%	(0.86)%	1.50%	$94,393	79%
Year Ended 12/31/17	$46.03	17.10%	1.40%	(0.88)%	1.49%	$147,531	69%
Year Ended 12/31/16	$45.04	6.85%	1.40%	(0.74)%	1.47%	$170,825	89%
Class C
Year Ended 12/31/20	$28.54	32.20%	2.18%	(1.92)%	2.29%	$23,831	73%
Year Ended 12/31/19	$26.77	31.28%	2.18%	(1.84)%	2.30%	$26,988	74%
Year Ended 12/31/18	$23.82	(7.98)%	2.18%	(1.64)%	2.25%	$31,754	79%
Year Ended 12/31/17	$40.80	16.19%	2.18%	(1.66)%	2.24%	$51,208	69%
Year Ended 12/31/16	$40.89	6.04%	2.18%	(1.52)%	2.23%	$63,841	89%
Class R
Year Ended 12/31/20	$29.34	32.57%	1.91%	(1.64)%	5.35%	$504	73%
Year Ended 12/31/19	$27.30	31.63%	1.91%	(1.57)%	4.35%	$604	74%
Year Ended 12/31/18	$24.16	(7.70)%	1.91%	(1.38)%	3.60%	$701	79%
Year Ended 12/31/17	$41.06	16.51%	1.91%	(1.39)%	2.90%	$1,014	69%
Year Ended 12/31/16	$41.00	6.39%	1.82%	(1.17)%	1.82%	$1,440	89%
Class R6
Year Ended 12/31/20	$41.25	33.65%	1.06%	(0.80)%	4.52%	$710	73%
Year Ended 12/31/19	$35.99	32.76%	1.06%	(0.72)%	5.46%	$302	74%
Year Ended 12/31/18	$30.50	(6.92)%	1.06%	(0.59)%	6.33%	$239	79%
Year Ended 12/31/17	$47.53	17.48%	1.06%	(0.55)%	27.47%	$151	69%
11/15/16(e) through 12/31/16	$46.16	2.15%	1.06%	(0.43)%	26.37%	$51	89%
Class Y
Year Ended 12/31/20	$41.02	33.57%	1.14%	(0.88)%	1.24%	$93,844	73%
Year Ended 12/31/19	$35.84	32.66%	1.14%	(0.80)%	1.23%	$94,933	74%
Year Ended 12/31/18	$30.41	(7.02)%	1.14%	(0.59)%	1.21%	$120,696	79%
Year Ended 12/31/17	$47.47	17.40%	1.14%	(0.62)%	1.20%	$244,689	69%
Year Ended 12/31/16	$46.15	7.13%	1.14%	(0.49)%	1.20%	$287,970	89%

See notes to financial statements.

75

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains from Investments	Return of Capital
Victory RS Mid Cap Growth Fund
Class A
Year Ended 12/31/20	$25.56	(0.20)	8.98	8.78	(1.35)	—
Year Ended 12/31/19	$19.96	(0.17)	5.77	5.60	—	—
Year Ended 12/31/18	$25.77	(0.14)	(1.79)	(1.93)	(3.00)	(0.88)
Year Ended 12/31/17	$21.32	(0.10)	4.55	4.45	—	—
Year Ended 12/31/16	$20.29	(0.07)	1.10	1.03	—	—
Class C
Year Ended 12/31/20	$22.08	(0.38)	7.70	7.32	(1.35)	—
Year Ended 12/31/19	$17.40	(0.34)	5.02	4.68	—	—
Year Ended 12/31/18	$23.22	(0.35)	(1.59)	(1.94)	(3.65)	(0.23)
Year Ended 12/31/17	$19.38	(0.28)	4.12	3.84	—	—
Year Ended 12/31/16	$18.61	(0.23)	1.00	0.77	—	—
Class R
Year Ended 12/31/20	$23.32	(0.33)	8.15	7.82	(1.35)	—
Year Ended 12/31/19	$18.31	(0.28)	5.29	5.01	—	—
Year Ended 12/31/18	$24.14	(0.29)	(1.66)	(1.95)	(3.86)	(0.02)
Year Ended 12/31/17	$20.09	(0.23)	4.28	4.05	—	—
Year Ended 12/31/16	$19.22	(0.16)	1.03	0.87	—	—
Class R6
Year Ended 12/31/20	$26.63	(0.14)	9.39	9.25	(1.35)	—
Year Ended 12/31/19	$20.74	(0.11)	6.00	5.89	—	—
Year Ended 12/31/18	$26.55	(0.07)	(1.86)	(1.93)	(3.84)	(0.04)
Year Ended 12/31/17	$21.90	(0.04)	4.69	4.65	—	—
11/15/16(e) through 12/31/16	$21.30	— (f)	0.60	0.60	—	—
Class Y
Year Ended 12/31/20	$26.61	(0.14)	9.38	9.24	(1.35)	—
Year Ended 12/31/19	$20.73	(0.11)	5.99	5.88	—	—
Year Ended 12/31/18	$26.54	(0.08)	(1.85)	(1.93)	(1.17)	(2.71)
Year Ended 12/31/17	$21.90	(0.04)	4.68	4.64	—	—
Year Ended 12/31/16	$20.79	(0.02)	1.13	1.11	—	—
Member Class
11/3/20(e) through 12/31/20	$29.16	(0.04)	5.23	5.19	(1.35)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  Commencement of operations

(f)  Amount is less than $0.005 per share.

See notes to financial statements.

76

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory RS Mid Cap Growth Fund
Class A
Year Ended 12/31/20	(1.35)	$32.99	34.47%	1.20%	(0.75)%	1.35%	$93,072	92%
Year Ended 12/31/19	—	$25.56	28.06%	1.20%	(0.67)%	1.35%	$82,888	86%
Year Ended 12/31/18	(3.88)	$19.96	(7.37)%	1.20%	(0.53)%	1.34%	$75,451	126%
Year Ended 12/31/17	—	$25.77	20.87%	1.20%	(0.44)%	1.29%	$108,271	86%
Year Ended 12/31/16	—	$21.32	5.08%	1.20%	(0.35)%	1.27%	$231,056	138%
Class C
Year Ended 12/31/20	(1.35)	$28.05	33.30%	2.11%	(1.65)%	2.14%	$17,325	92%
Year Ended 12/31/19	—	$22.08	26.90%	2.11%	(1.58)%	2.12%	$20,266	86%
Year Ended 12/31/18	(3.88)	$17.40	(8.23)%	2.11%	(1.44)%	2.12%	$18,072	126%
Year Ended 12/31/17	—	$23.22	19.81%	2.10%	(1.33)%	2.10%	$23,264	86%
Year Ended 12/31/16	—	$19.38	4.14%	2.11%	(1.25)%	2.11%	$24,618	138%
Class R
Year Ended 12/31/20	(1.35)	$29.79	33.67%	1.80%	(1.34)%	4.13%	$596	92%
Year Ended 12/31/19	—	$23.32	27.36%	1.80%	(1.26)%	3.41%	$927	86%
Year Ended 12/31/18	(3.88)	$18.31	(7.99)%	1.80%	(1.13)%	2.68%	$1,144	126%
Year Ended 12/31/17	—	$24.14	20.21%	1.80%	(1.03)%	2.43%	$1,685	86%
Year Ended 12/31/16	—	$20.09	4.53%	1.69%	(0.84)%	1.69%	$1,486	138%
Class R6
Year Ended 12/31/20	(1.35)	$34.53	34.86%	0.94%	(0.49)%	1.01%	$27,861	92%
Year Ended 12/31/19	—	$26.63	28.40%	0.94%	(0.44)%	1.05%	$20,321	86%
Year Ended 12/31/18	(3.88)	$20.74	(7.15)%	0.94%	(0.26)%	1.32%	$3,793	126%
Year Ended 12/31/17	—	$26.55	21.23%	0.94%	(0.17)%	2.26%	$2,132	86%
11/15/16(e) through 12/31/16	—	$21.90	2.82%	0.94%	(0.02)%	25.90%	$60	138%
Class Y
Year Ended 12/31/20	(1.35)	$34.50	34.84%	0.95%	(0.50)%	1.10%	$466,342	92%
Year Ended 12/31/19	—	$26.61	28.36%	0.95%	(0.43)%	1.10%	$395,586	86%
Year Ended 12/31/18	(3.88)	$20.73	(7.15)%	0.95%	(0.27)%	1.05%	$243,009	126%
Year Ended 12/31/17	—	$26.54	21.19%	0.95%	(0.18)%	1.06%	$310,050	86%
Year Ended 12/31/16	—	$21.90	5.34%	0.95%	(0.10)%	1.05%	$168,936	138%
Member Class
11/3/20(e) through 12/31/20	(1.35)	$33.00	17.94%	1.05%	(0.71)%	31.23%	$109	92%

See notes to financial statements.

77

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains from Investments	Total Distributions
Victory RS Growth Fund
Class A
Year Ended 12/31/20	$19.22	(0.08)	6.89	6.81	(2.19)	(2.19)
Year Ended 12/31/19	$16.40	(0.03)	4.90	4.87	(2.05)	(2.05)
Year Ended 12/31/18	$20.60	(0.06)	(1.36)	(1.42)	(2.78)	(2.78)
Year Ended 12/31/17	$16.44	(0.02)	5.24	5.22	(1.06)	(1.06)
Year Ended 12/31/16	$17.49	(0.02)	0.36	0.34	(1.39)	(1.39)
Class C
Year Ended 12/31/20	$15.63	(0.20)	5.56	5.36	(2.19)	(2.19)
Year Ended 12/31/19	$13.75	(0.16)	4.09	3.93	(2.05)	(2.05)
Year Ended 12/31/18	$17.90	(0.21)	(1.16)	(1.37)	(2.78)	(2.78)
Year Ended 12/31/17	$14.51	(0.15)	4.60	4.45	(1.06)	(1.06)
Year Ended 12/31/16	$15.73	(0.14)	0.31	0.17	(1.39)	(1.39)
Class R
Year Ended 12/31/20	$17.29	(0.19)	6.18	5.99	(2.19)	(2.19)
Year Ended 12/31/19	$15.00	(0.14)	4.48	4.34	(2.05)	(2.05)
Year Ended 12/31/18	$19.22	(0.18)	(1.26)	(1.44)	(2.78)	(2.78)
Year Ended 12/31/17	$15.49	(0.13)	4.92	4.79	(1.06)	(1.06)
Year Ended 12/31/16	$16.65	(0.11)	0.34	0.23	(1.39)	(1.39)
Class Y
Year Ended 12/31/20	$20.11	(0.02)	7.23	7.21	(2.19)	(2.19)
Year Ended 12/31/19	$17.04	0.02	5.10	5.12	(2.05)	(2.05)
Year Ended 12/31/18	$21.23	— (c)	(1.41)	(1.41)	(2.78)	(2.78)
Year Ended 12/31/17	$16.88	0.03	5.38	5.41	(1.06)	(1.06)
Year Ended 12/31/16	$17.87	0.03	0.37	0.40	(1.39)	(1.39)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

See notes to financial statements.

78

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory RS Growth Fund
Class A
Year Ended 12/31/20	$23.84	35.64%	1.10%	(0.37)%	1.19%	$274,388	73%
Year Ended 12/31/19	$19.22	29.83%	1.10%	(0.16)%	1.19%	$223,503	95%
Year Ended 12/31/18	$16.40	(6.81)%	1.10%	(0.28)%	1.19%	$188,220	87%
Year Ended 12/31/17	$20.60	31.75%	1.10%	(0.09)%	1.20%	$218,238	74%
Year Ended 12/31/16	$16.44	1.86%	1.10%	(0.09)%	1.20%	$189,921	123%
Class C
Year Ended 12/31/20	$18.80	34.55%	1.93%	(1.20)%	2.43%	$3,731	73%
Year Ended 12/31/19	$15.63	28.74%	1.93%	(0.99)%	2.33%	$4,240	95%
Year Ended 12/31/18	$13.75	(7.56)%	1.93%	(1.10)%	2.20%	$4,409	87%
Year Ended 12/31/17	$17.90	30.57%	1.93%	(0.92)%	2.10%	$6,974	74%
Year Ended 12/31/16	$14.51	1.05%	1.93%	(0.93)%	2.06%	$8,487	123%
Class R
Year Ended 12/31/20	$21.09	34.87%	1.71%	(0.98)%	6.08%	$420	73%
Year Ended 12/31/19	$17.29	29.08%	1.71%	(0.77)%	5.41%	$438	95%
Year Ended 12/31/18	$15.00	(7.41)%	1.71%	(0.88)%	3.49%	$516	87%
Year Ended 12/31/17	$19.22	30.92%	1.71%	(0.70)%	2.72%	$830	74%
Year Ended 12/31/16	$15.49	1.29%	1.71%	(0.69)%	1.77%	$1,054	123%
Class Y
Year Ended 12/31/20	$25.13	36.06%	0.83%	(0.09)%	0.99%	$29,875	73%
Year Ended 12/31/19	$20.11	30.18%	0.83%	0.11%	0.98%	$31,473	95%
Year Ended 12/31/18	$17.04	(6.56)%	0.83%	(0.01)%	0.97%	$26,457	87%
Year Ended 12/31/17	$21.23	32.05%	0.83%	0.17%	0.97%	$30,309	74%
Year Ended 12/31/16	$16.88	2.16%	0.83%	0.17%	0.95%	$25,107	123%

See notes to financial statements.

79

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains from Investments	Total Distributions
Victory RS Science and Technology Fund
Class A
Year Ended 12/31/20	$23.37	(0.34)	15.48	15.14	(2.16)	(2.16)
Year Ended 12/31/19	$18.34	(0.26)	7.43	7.17	(2.14)	(2.14)
Year Ended 12/31/18	$21.56	(0.27)	0.06	(0.21)	(3.01)	(3.01)
Year Ended 12/31/17	$17.49	(0.25)	8.04	7.79	(3.72)	(3.72)
Year Ended 12/31/16	$17.35	(0.22)	2.64	2.42	(2.28)	(2.28)
Class C
Year Ended 12/31/20	$17.73	(0.41)	11.65	11.24	(2.16)	(2.16)
Year Ended 12/31/19	$14.40	(0.35)	5.82	5.47	(2.14)	(2.14)
Year Ended 12/31/18	$17.73	(0.38)	0.06	(0.32)	(3.01)	(3.01)
Year Ended 12/31/17	$14.96	(0.36)	6.85	6.49	(3.72)	(3.72)
Year Ended 12/31/16	$15.25	(0.31)	2.30	1.99	(2.28)	(2.28)
Class R
Year Ended 12/31/20	$19.60	(0.39)	12.94	12.55	(2.16)	(2.16)
Year Ended 12/31/19	$15.70	(0.31)	6.35	6.04	(2.14)	(2.14)
Year Ended 12/31/18	$18.99	(0.33)	0.05	(0.28)	(3.01)	(3.01)
Year Ended 12/31/17	$15.78	(0.31)	7.24	6.93	(3.72)	(3.72)
Year Ended 12/31/16	$15.91	(0.26)	2.41	2.15	(2.28)	(2.28)
Class Y
Year Ended 12/31/20	$25.36	(0.29)	16.82	16.53	(2.16)	(2.16)
Year Ended 12/31/19	$19.72	(0.22)	8.00	7.78	(2.14)	(2.14)
Year Ended 12/31/18	$22.90	(0.22)	0.05	(0.17)	(3.01)	(3.01)
Year Ended 12/31/17	$18.37	(0.21)	8.46	8.25	(3.72)	(3.72)
Year Ended 12/31/16	$18.08	(0.18)	2.75	2.57	(2.28)	(2.28)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

See notes to financial statements.

80

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

						Ratios to Average Net Assets			Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory RS Science and Technology Fund
Class A
Year Ended 12/31/20	—		$36.35	65.03%		1.48%	(1.22)%	1.48%	$320,605	30%
Year Ended 12/31/19	—		$23.37	39.32%		1.48%	(1.14)%	1.48%	$199,591	88%
Year Ended 12/31/18	—		$18.34	(0.73)%		1.47%	(1.10)%	1.47%	$140,389	83%
Year Ended 12/31/17	—		$21.56	44.74%		1.49%	(1.18)%	1.49%	$146,002	89%
Year Ended 12/31/16	—	(c)	$17.49	13.80	%(d)	1.51%	(1.24)%	1.52%	$105,041	114%
Class C
Year Ended 12/31/20	—		$26.81	63.71%		2.28%	(2.03)%	2.32%	$18,398	30%
Year Ended 12/31/19	—		$17.73	38.27%		2.28%	(1.94)%	2.34%	$14,054	88%
Year Ended 12/31/18	—		$14.40	(1.58)%		2.28%	(1.91)%	2.31%	$11,857	83%
Year Ended 12/31/17	—		$17.73	43.70%		2.28%	(1.97)%	2.31%	$11,831	89%
Year Ended 12/31/16	—	(c)	$14.96	12.87	%(d)	2.32%	(2.05)%	2.32%	$10,332	114%
Class R
Year Ended 12/31/20	—		$29.99	64.32%		1.93%	(1.68)%	3.69%	$1,273	30%
Year Ended 12/31/19	—		$19.60	38.73%		1.93%	(1.59)%	4.28%	$681	88%
Year Ended 12/31/18	—		$15.70	(1.20)%		1.93%	(1.56)%	2.75%	$707	83%
Year Ended 12/31/17	—		$18.99	44.05%		1.93%	(1.62)%	2.54%	$1,705	89%
Year Ended 12/31/16	—	(c)	$15.78	13.41	%(d)	1.91%	(1.63)%	1.91%	$1,394	114%
Class Y
Year Ended 12/31/20	—		$39.73	65.40%		1.24%	(0.99)%	1.26%	$109,275	30%
Year Ended 12/31/19	—		$25.36	39.66%		1.24%	(0.89)%	1.26%	$77,998	88%
Year Ended 12/31/18	—		$19.72	(0.51)%		1.24%	(0.85)%	1.25%	$53,395	83%
Year Ended 12/31/17	—		$22.90	45.11%		1.24%	(0.92)%	1.26%	$32,047	89%
Year Ended 12/31/16	—	(c)	$18.37	14.07	%(d)	1.28%	(1.01)%	1.29%	$19,335	114%

See notes to financial statements.
81

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains from Investments	Total Distributions
Victory RS Small Cap Equity Fund
Class A
Year Ended 12/31/20	$16.05	(0.19)	6.17	5.98	(4.01)	(4.01)
Year Ended 12/31/19	$12.97	(0.15)	5.11	4.96	(1.88)	(1.88)
Year Ended 12/31/18	$18.88	(0.16)	(1.47)	(1.63)	(4.28)	(4.28)
Year Ended 12/31/17	$14.41	(0.14)	5.55	5.41	(0.94)	(0.94)
Year Ended 12/31/16	$14.24	(0.12)	0.28	0.16	—	—
Class C
Year Ended 12/31/20	$4.13	(0.07)	1.48	1.41	(4.01)	(4.01)
Year Ended 12/31/19	$4.40	(0.09)	1.70	1.61	(1.88)	(1.88)
Year Ended 12/31/18	$9.61	(0.17)	(0.76)	(0.93)	(4.28)	(4.28)
Year Ended 12/31/17	$7.74	(0.15)	2.96	2.81	(0.94)	(0.94)
Year Ended 12/31/16	$7.71	(0.12)	0.14	0.02	—	—
Class R
Year Ended 12/31/20	$12.32	(0.20)	4.68	4.48	(4.01)	(4.01)
Year Ended 12/31/19	$10.32	(0.18)	4.06	3.88	(1.88)	(1.88)
Year Ended 12/31/18	$16.08	(0.23)	(1.25)	(1.48)	(4.28)	(4.28)
Year Ended 12/31/17	$12.44	(0.20)	4.78	4.58	(0.94)	(0.94)
Year Ended 12/31/16	$12.33	(0.14)	0.24	0.10	—	—
Class Y
Year Ended 12/31/20	$16.52	(0.16)	6.36	6.20	(4.01)	(4.01)
Year Ended 12/31/19	$13.29	(0.13)	5.24	5.11	(1.88)	(1.88)
Year Ended 12/31/18	$19.20	(0.14)	(1.49)	(1.63)	(4.28)	(4.28)
Year Ended 12/31/17	$14.62	(0.14)	5.66	5.52	(0.94)	(0.94)
Year Ended 12/31/16	$14.39	(0.08)	0.30	0.22	—	—
Member Class
11/3/20(f) through 12/31/20	$17.72	(0.04)	4.37	4.33	(4.01)	(4.01)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.05% for the period shown. (See Note 8)

(f)  Commencement of operations.

See notes to financial statements.

82

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)		Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory RS Small Cap Equity Fund
Class A
Year Ended 12/31/20	—	$18.02	37.99%		1.29%	(1.14)%	1.29%	$76,611	157%
Year Ended 12/31/19	—	$16.05	38.49%		1.26%	(0.93)%	1.26%	$63,247	89%
Year Ended 12/31/18	—	$12.97	(8.39)%		1.22%	(0.78)%	1.22%	$51,619	77%
Year Ended 12/31/17	—	$18.88	37.57%		1.25%	(0.84)%	1.25%	$65,514	79%
Year Ended 12/31/16	0.01	$14.41	1.19	%(e)	1.35%	(0.88)%	1.36%	$52,075	86%
Class C
Year Ended 12/31/20	—	$1.53	36.75%		2.10%	(1.94)%	5.26%	$515	157%
Year Ended 12/31/19	—	$4.13	37.26%		2.10%	(1.76)%	3.86%	$478	89%
Year Ended 12/31/18	—	$4.40	(9.23)%		2.10%	(1.71)%	4.24%	$616	77%
Year Ended 12/31/17	—	$9.61	36.34%		2.10%	(1.69)%	3.87%	$533	79%
Year Ended 12/31/16	0.01	$7.74	0.39	%(e)	2.10%	(1.64)%	3.14%	$410	86%
Class R
Year Ended 12/31/20	—	$12.79	37.31%		1.75%	(1.59)%	2.05%	$3,325	157%
Year Ended 12/31/19	—	$12.32	37.91%		1.75%	(1.42)%	2.05%	$2,874	89%
Year Ended 12/31/18	—	$10.32	(8.92)%		1.75%	(1.30)%	1.88%	$2,303	77%
Year Ended 12/31/17	—	$16.08	36.84%		1.75%	(1.34)%	1.97%	$3,381	79%
Year Ended 12/31/16	0.01	$12.44	0.89	%(e)	1.70%	(1.24)%	1.70%	$2,954	86%
Class Y
Year Ended 12/31/20	—	$18.71	38.24%		1.10%	(0.95)%	1.58%	$4,449	157%
Year Ended 12/31/19	—	$16.52	38.69%		1.10%	(0.77)%	1.43%	$3,275	89%
Year Ended 12/31/18	—	$13.29	(8.23)%		1.10%	(0.69)%	1.68%	$2,750	77%
Year Ended 12/31/17	—	$19.20	37.78%		1.10%	(0.78)%	1.34%	$6,398	79%
Year Ended 12/31/16	0.01	$14.62	1.60	%(e)	1.10%	(0.64)%	1.24%	$1,834	86%
Member Class
11/3/20(f) through 12/31/20	—	$18.04	25.09%		1.15%	(1.14)%	23.73%	$218	157%

See notes to financial statements.

83

Victory Portfolios	Notes to Financial Statements December 31, 2020

1. Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company named "The Victory Portfolios," which was organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 42 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Each Fund is classified as diversified under the 1940 Act.

The accompanying financial statements are those of the following six Funds (collectively, the "Funds" and individually, a "Fund").

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory RS Small Cap Growth Fund	RS Small Cap Growth Fund	Classes A, C, R, R6 and Y
Victory RS Select Growth Fund	RS Select Growth Fund	Classes A, C, R, R6 and Y
Victory RS Mid Cap Growth Fund	RS Mid Cap Growth Fund	Classes A, C, R, R6, Y and Member Class*
Victory RS Growth Fund	RS Growth Fund	Classes A, C, R and Y
Victory RS Science and Technology Fund	RS Science and Technology Fund	Classes A, C, R and Y
Victory RS Small Cap Equity Fund	RS Small Cap Equity Fund	Classes A, C, R, Y and Member Class*

*  Member Class commenced operations on November 3, 2020.

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments.

	Level 1	Level 2	Level 3	Total
RS Small Cap Growth Fund
Common Stocks	$2,884,680,241	$—	$—	$2,884,680,241
Collateral for Securities Loaned	309,080,609	—	—	309,080,609
Total	$3,193,760,850	$—	$—	$3,193,760,850
RS Select Growth Fund
Common Stocks	$229,758,885	$—	$—	$229,758,885
Collateral for Securities Loaned	17,121,224	—	—	17,121,224
Total	$246,880,109	$—	$—	$246,880,109
RS Mid Cap Growth Fund
Common Stocks	$601,083,267	$—	$—	$601,083,267
Collateral for Securities Loaned	21,105,286	—	—	21,105,286
Total	$622,188,553	$—	$—	$622,188,553
RS Growth Fund
Common Stocks	$305,726,653	$—	$—	$305,726,653
Collateral for Securities Loaned	10,656,676	—	—	10,656,676
Total	$316,383,329	$—	$—	$316,383,329
RS Science and Technology Fund
Common Stocks	$437,125,902	$2,192,926	$—	$439,318,828
Warrants	—	663,184	—	663,184
Collateral for Securities Loaned	41,521,357	—	—	41,521,357
Total	$478,647,259	$2,856,110	$—	$481,503,369

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2020
	Level 1	Level 2	Level 3	Total
RS Small Cap Equity Fund
Common Stocks	$83,098,178	$—	$—	$83,098,178
Collateral for Securities Loaned	12,411,679	—	—	12,411,679
Total	$95,509,857	$—	$—	$95,509,857

For the year ended December 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real- estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Investment Companies:

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay the Agent various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could

86

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending transactions which are subject to offset under the MSLA as of December 31, 2020. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral and greater than overnight and continuous contractual maturity for non-cash collateral.

	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
	Securities on Loan)	Collateral Received	<30	Between 30 & 90 days	90 days	Net Amount
RS Small Cap Growth Fund	$295,379,460	$295,379,460	$—	$—	$—	$—
RS Select Growth Fund	16,583,572	16,583,572	—	—	—	—
RS Mid Cap Growth Fund	20,268,130	20,268,130	—	—	—	—
RS Growth Fund	10,470,625	10,470,625	—	—	—	—
RS Science and Technology Fund	39,281,641	39,281,641	—	—	—	—
RS Small Cap Equity Fund	11,847,423	11,847,423	—	—	—	—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed on the Statements of Assets and Liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2020, were as follows:

	Purchases (excluding U.S. Government Securities	Sales (excluding U.S. Government Securities)
RS Small Cap Growth Fund	$1,634,249,768	$1,819,271,443
RS Select Growth Fund	147,799,757	197,689,128
RS Mid Cap Growth Fund	479,775,181	560,536,902
RS Growth Fund	191,406,479	228,581,573
RS Science and Technology Fund	95,333,488	123,632,818
RS Small Cap Equity Fund	104,929,936	114,452,144

For the year ended December 31, 2020, there were no purchases or sales of U.S. Government Securities.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation and a wholly owned direct subsidiary of Victory Capital Operating, LLC. Amounts incurred and paid to VCM for the year ended December 31, 2020, are reflected on the Statements of Operations as Investment advisory fees.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Flat Rate
RS Small Cap Growth Fund	0.95%
RS Select Growth Fund	1.00%
RS Mid Cap Growth Fund	0.85%
RS Growth Fund	0.75%
RS Science and Technology Fund	1.00%
RS Small Cap Equity Fund	0.75%

VCM also serves as the Funds' administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex. Amounts incurred for the year ended December 31, 2020, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Funds reimburse VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds. Amounts incurred for the year ended December 31, 2020, are reflected on the Statements of Operations as Sub-Administration fees.

Citibank serves as the Funds' custodian. The Funds pay Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statements of Operations as Custodian fees.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statements of Operations as Transfer agent fees.

Victory Capital Transfer Agency, Inc., an affiliate of the Adviser, serves as sub-transfer agent for the Member Class shares of the Funds and receives no fee or other compensation for these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statements of Operations as Compliance fees.

Sidley Austin LLP provides legal services to the Trust.

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc. Amounts incurred for the year ended December 31, 2020, are reflected on the Statements of Operations as 12b-1 fees.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares and 1.00% of the average daily net assets of Class C Shares of the Funds. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor is entitled to receive commissions on sales of the Class A Shares of the Funds. For the year ended December 31, 2020, the Distributor received approximately $40,281 from commissions earned on sales of Class A Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2020, the expense limits (excluding voluntary waivers) are as follows:

	In effect until April 30, 2021
	Class A Shares	Class C Shares	Class R Shares	Class R6 Shares	Class Y Shares	Member Class
RS Small Cap Growth Fund	1.40%	2.16%	1.86%	1.06%	1.13%	N/A
RS Select Growth Fund	1.40%	2.18%	1.91%	1.06%	1.14%	N/A
RS Mid Cap Growth Fund	1.20%	2.11%	1.80%	0.94%	0.95%	1.05	%(a)
RS Growth Fund	1.10%	1.93%	1.71%	N/A	0.83%	N/A
RS Science and Technology Fund	1.49%	2.28%	1.93%	N/A	1.24%	N/A
RS Small Cap Equity Fund	1.35%	2.10%	1.75%	N/A	1.10%	1.15	%(a)

(a) In effect from November 3, 2020, until at least April 30, 2022.

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such

89

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as Recoupment of prior expenses waived/reimbursed by Adviser.

As of December 31, 2020, the following amounts are available to be repaid to the Adviser. The Funds have not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at December 31, 2020.

	Expires December 30, 2021	Expires December 30, 2022	Expires December 31, 2023	Total
RS Small Cap Growth Fund	$578,670	$506,151	$489,756	$1,574,577
RS Select Growth Fund	334,454	285,457	227,571	847,482
RS Mid Cap Growth Fund	394,372	681,628	759,444	1,835,444
RS Growth Fund	283,325	288,176	294,950	866,451
RS Science and Technology Fund	25,649	41,114	37,306	104,069
RS Small Cap Equity Fund	28,246	30,362	40,673	99,281

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2020.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, Custodian, Distributor, and Legal Counsel.

5. Risks:

Each Fund may be subject to other risks in addition to these identified risks.

Equity Risk — An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

Stock Market Risk — Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Sector Risk — To the extent the Funds focus in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Funds' investments and could make the Funds' performance more volatile. For example, the values of companies in the Information Technology sector are particularly vulnerable to economic downturns, short product cycles and aggressive pricing, market competition and changes in government regulation.

Concentration Risk — The RS Science and Technology Fund (herein, the "Fund") may concentrate its investments in a particular industry, as the term "concentration" is used in the 1940 Act. Concentrating investments in the Science and Technology-related sectors increases the risk of loss because the stocks of many or all of the companies in the sectors may decline in value due to developments adversely affecting the sectors. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect the sectors, resulting in extreme inflows and outflows

90

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they cause the Fund's cash position or cash requirements to exceed normal levels.

Geopolitical/Natural Disaster Risk — An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Funds' investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended December 31, 2020, the Victory Funds Complex and the USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended December 31, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is presented on the Statements of Operations under Line of credit fees.

The Funds did not utilize the Line of Credit during the year ended December 31, 2020.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend money to and borrow money from any other Victory Fund, that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund during the period, if applicable, is presented on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by each Fund during the period, if applicable, is presented on the Statements of Operations under Interfund lending income.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

The average borrowing and lending for the days outstanding and average interest rate for each Fund during the year ended December 31, 2020, were as follows:

	Borrower or Lender	Amount Outstanding at December 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
RS Small Cap Growth Fund	Lender	$—	$3,715,000	1	0.62%	$3,715,000
RS Mid Cap Growth Fund	Borrower	—	7,203,571	7	0.78%	13,290,000

*  For the year ended December 31, 2020, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid annually for the Funds. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of December 31, 2020, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

	Total Accumulated Earnings/(Loss)	Capital
RS Small Cap Growth Fund	$15,875,438	$(15,875,438)
RS Select Growth Fund	(4,361,146)	4,361,146
RS Mid Cap Growth Fund	374,102	(374,102)
RS Growth Fund	(1,116,684)	1,116,684
RS Science and Technology Fund	(1,778,636)	1,778,636
RS Small Cap Equity Fund	(631,058)	631,058

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Year Ended December 31, 2020
	Distributions paid from:
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
RS Small Cap Growth Fund	$—	$238,416,513	$238,416,513
RS Select Growth Fund	—	36,049,711	36,049,711
RS Mid Cap Growth Fund	—	23,813,744	23,813,744
RS Growth Fund	735,571	25,325,913	26,061,484
RS Science and Technology Fund	1,369,369	23,897,369	25,266,738
RS Small Cap Equity Fund	125,322	15,917,397	16,042,719

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2020
	Year Ended December 31, 2019
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
RS Small Cap Growth Fund	$—	$187,283,238	$187,283,238
RS Select Growth Fund	—	26,547,194	26,547,194
RS Growth Fund	671,178	24,492,995	25,164,173
RS Science and Technology Fund	2,573,472	21,865,163	24,438,635
RS Small Cap Equity Fund	—	7,591,954	7,591,954

As of December 31, 2020, the components of accumulated earnings/(loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
RS Small Cap Growth Fund	$—	$83,667,611	$83,667,611	$1,029,264,605	$1,112,932,216
RS Select Growth Fund	—	37,894,206	37,894,206	74,369,800	112,264,006
RS Mid Cap Growth Fund	—	24,589,419	24,589,419	206,174,810	230,764,229
RS Growth Fund	4,025,561	—	4,025,561	134,000,679	138,026,240
RS Science and Technology Fund	—	2,499,668	2,499,668	227,027,454	229,527,122
RS Small Cap Equity Fund	2,583,177	4,585,326	7,168,503	17,790,381	24,958,884

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and passive foreign investment companies.

As of the tax year ended December 31, 2020, the Funds had no net capital loss carryforwards ("CLCFs").

During the most recent tax year ended December 31, 2020, the RS Mid Cap Growth Fund utilized $2,653,428 of CLCFs.

As of December 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
RS Small Cap Growth Fund	$2,164,496,245	$1,114,205,009	$(84,940,404)	$1,029,264,605
RS Select Growth Fund	172,510,309	80,427,862	(6,058,062)	74,369,800
RS Mid Cap Growth Fund	416,013,743	218,031,381	(11,856,571)	206,174,810
RS Growth Fund	182,382,650	137,838,922	(3,838,243)	134,000,679
RS Science and Technology Fund	254,475,915	243,114,284	(16,086,830)	227,027,454
RS Small Cap Equity Fund	77,719,476	19,667,340	(1,876,959)	17,790,381

8. Capital Contribution from Prior Custodian:

During 2016, certain Funds received notification from their prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Funds was accounted for as a capital contribution and is reflected on the Financial Highlights as Capital Contribution from Prior Custodian, Net.

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2020, the shareholder listed below held more than 25% of the shares outstanding of the Fund and may be deemed to control those Funds. Shareholders of record may hold Fund shares for the benefit of their customers.

	Shareholder	Percent
RS Mid Cap Growth Fund	Pershing LLC	58.3%

94

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory RS Small Cap Growth Fund, Victory RS Select Growth Fund, Victory RS Mid Cap Growth Fund, Victory RS Growth Fund, Victory RS Science and Technology Fund and Victory RS Small Cap Equity Fund (the "Funds"), each a series of Victory Portfolios, as of December 31, 2020, the related statements of operations for the year then ended and the statements of changes in net assets, the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial highlights for the years ended December 31, 2018 and prior, were audited by other auditors whose report dated February 26, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, counterparties and brokers or by other appropriate auditing procedures where replies from brokers and counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 23, 2021

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 42 portfolios in the Trust, 8 portfolios in Victory Variable Insurance Funds, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. David C. Brown is a Trustee of USAA Mutual Funds Trust and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012).
E. Lee Beard,* Born August 1951	Trustee	May 2005	Retired (since 2015)	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

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Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017); Advisor, (January 2016-April 2016) and Managing Partner (August 2014-January 2016) Endgate Commodities LLC.	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, Born December 1944	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	Trustee, USAA Mutual Funds Trust.

*  The Board has designated Ms. Beard and Mr. Meyer as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their date of birth, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	December 1997	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended December 31 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020, through December 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value 12/31/20	Actual Expenses Paid During Period 7/1/20- 12/31/20*	Hypothetical Expenses Paid During Period 7/1/20- 12/31/20*	Annualized Expense Ratio During Period 7/1/20- 12/31/20
RS Small Cap Growth Fund
Class A Shares	$1,000.00	$1,339.90	$1,018.10	$8.23	$7.10	1.40%
Class C Shares	1,000.00	1,334.80	1,014.28	12.68	10.94	2.16%
Class R Shares	1,000.00	1,336.70	1,015.79	10.93	9.42	1.86%
Class R6 Shares	1,000.00	1,342.20	1,019.81	6.24	5.38	1.06%
Class Y Shares	1,000.00	1,341.80	1,019.46	6.65	5.74	1.13%

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Fund	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value 12/31/20	Actual Expenses Paid During Period 7/1/20- 12/31/20*	Hypothetical Expenses Paid During Period 7/1/20- 12/31/20*	Annualized Expense Ratio During Period 7/1/20- 12/31/20
RS Select Growth Fund
Class A Shares	$1,000.00	$1,256.70	$1,018.10	$7.94	$7.10	1.40%
Class C Shares	1,000.00	1,251.80	1,014.18	12.34	11.04	2.18%
Class R Shares	1,000.00	1,254.00	1,015.53	10.82	9.68	1.91%
Class R6 Shares	1,000.00	1,258.90	1,019.81	6.02	5.38	1.06%
Class Y Shares	1,000.00	1,258.50	1,019.41	6.47	5.79	1.14%
RS Mid Cap Growth Fund
Class A Shares	1,000.00	1,282.00	1,019.10	6.88	6.09	1.20%
Class C Shares	1,000.00	1,276.30	1,014.53	12.07	10.68	2.11%
Class R Shares	1,000.00	1,278.00	1,016.09	10.31	9.12	1.80%
Class R6 Shares	1,000.00	1,283.90	1,020.41	5.40	4.77	0.94%
Class Y Shares	1,000.00	1,283.80	1,020.36	5.45	4.82	0.95%
Member Class**	1,000.00	1,179.40	1,019.86	1.84	5.33	1.05%
RS Growth Fund
Class A Shares	1,000.00	1,258.80	1,019.61	6.25	5.58	1.10%
Class C Shares	1,000.00	1,254.00	1,015.43	10.93	9.78	1.93%
Class R Shares	1,000.00	1,255.80	1,016.54	9.70	8.67	1.71%
Class Y Shares	1,000.00	1,260.90	1,020.96	4.72	4.22	0.83%
RS Science and Technology Fund
Class A Shares	1,000.00	1,393.30	1,017.75	8.84	7.46	1.47%
Class C Shares	1,000.00	1,388.20	1,013.67	13.69	11.54	2.28%
Class R Shares	1,000.00	1,390.60	1,015.43	11.60	9.78	1.93%
Class Y Shares	1,000.00	1,395.00	1,018.90	7.47	6.29	1.24%
RS Small Cap Equity Fund
Class A Shares	1,000.00	1,343.90	1,018.65	7.60	6.55	1.29%
Class C Shares	1,000.00	1,335.20	1,014.58	12.33	10.63	2.10%
Class R Shares	1,000.00	1,340.40	1,016.34	10.30	8.87	1.75%
Class Y Shares	1,000.00	1,344.90	1,019.61	6.48	5.58	1.10%
Member Class**	1,000.00	1,250.90	1,019.36	2.09	5.84	1.15%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Actual Expenses Paid are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 59/366 to reflect the stub period from commencement of operations November 3, 2020, through December 31, 2020.

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Additional Federal Income Tax Information

For the year ended December 31, 2020, the following Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Percent
RS Growth Fund	66%
RS Science and Technology Fund	10%
RS Small Cap Equity Fund	1%

Dividends qualified for corporate dividends received deductions of:

Percent
RS Growth Fund	65%
RS Science and Technology Fund	9%
RS Small Cap Equity Fund	1%

For the year ended December 31, 2020, the following Funds designated short-term capital gain distributions:

Amount
RS Growth Fund	$1,618,021
RS Science and Technology Fund	1,369,369
RS Small Cap Equity Fund	233,413

For the year ended December 31, 2020, the following Funds designated long-term capital gain distributions:

Amount
RS Small Cap Growth Fund	$238,416,513
RS Select Growth Fund	39,636,257
RS Mid Cap Growth Fund	23,813,744
RS Growth Fund	25,560,147
RS Science and Technology Fund	26,015,637
RS Small Cap Equity Fund	16,440,364

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Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of each of the Funds at a meeting, which was called for that purpose, on December 2, 2020. The Board also considered information relating to the Funds and the Agreement provided throughout the year and, more specifically, at a meeting on October 27, 2020 called for the purpose of reviewing the Agreement. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds, which also serves as independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Funds' advisory arrangements by an independent consultant retained through their counsel.

The Board took into consideration regular reports from the Adviser throughout the COVID-19 pandemic public health crisis concerning how the ongoing pandemic has affected market volatility, investment risk and the implementation and effectiveness of business continuity plans. These reports also had confirmed that the pandemic had no material impact on the Adviser's operations.

The Board considered each Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Funds as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  The total expenses of each Fund;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between each Fund and the Adviser.

The Board reviewed each Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to each Fund individually. In addition, the Board compared each Fund's gross management fee and total operating expense ratio on a net and gross basis with the median gross management fee and median expense ratio of a universe of comparable mutual funds compiled by an independent consultant, and a peer group of funds with similar investment strategies selected by that independent consultant from the universe. The Board reviewed the factors and methodology used by the independent consultant in the selection of each Fund's peer group, including the independent consultant's selection of a broad universe of funds, the more specific universe of comparable funds,

102

Victory Portfolios	Supplemental Information — continued December 31, 2020

  (Unaudited)

and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the independent consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. With respect to certain Funds, the Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the Funds included breakpoints, which are generally viewed as a method by which an investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below, and would consider breakpoints at a future time if a Fund's assets were to grow significantly.

The Board also reviewed the compliance and administrative services provided to the Funds by the Adviser and its affiliates, including the Adviser's oversight of the Funds' day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds and the Trust.

The Board found that the gross annual management fee paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

RS Small Cap Growth Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group median for all of the periods reviewed.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Select Growth Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, with the exception of the one-year period, outperformed the peer group median for the one- and ten-year periods, and underperformed the peer group median for the three- and five-year periods.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

103

Victory Portfolios	Supplemental Information — continued December 31, 2020

  (Unaudited)

RS Mid Cap Growth Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, and underperformed the peer group median for all of the periods reviewed, with the exception of the ten-year period. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Growth Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed both the benchmark index and the peer group median for all of the periods reviewed. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Science and Technology Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, and outperformed the peer group median for all of the periods reviewed, with the exception of the one-year period.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Small Cap Equity Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for all of the periods reviewed, outperformed the peer group median for the five- and ten-year periods, underperformed the peer group median for the one-year period, and matched the peer group median for the three-year period.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

104

Victory Portfolios	Supplemental Information — continued December 31, 2020

  (Unaudited)

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of each Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

105

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)
800-235-8396 for Member Class

VPRSGF-AR (12/20)

December 31, 2020

Annual Report

Victory RS International Fund

Victory RS Global Fund

Victory Sophus Emerging Markets Fund

Victory Sophus Emerging Markets Small Cap Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (Unaudited)	3
Managers' Commentary and Investment Overview (Unaudited)	5
Investment Objective and Portfolio Holdings (Unaudited)	19
Financial Statements
The Victory International Funds
Victory RS International Fund
Schedule of Portfolio Investments	23
Statement of Assets and Liabilities	48
Statement of Operations	50
Statements of Changes in Net Assets	52-54
Financial Highlights	58-59
Victory RS Global Fund
Schedule of Portfolio Investments	28
Statement of Assets and Liabilities	48
Statement of Operations	50
Statements of Changes in Net Assets	52-54
Financial Highlights	60-61
Victory Sophus Emerging Markets Fund
Schedule of Portfolio Investments	34
Statement of Assets and Liabilities	49
Statement of Operations	51
Statements of Changes in Net Assets	55-57
Financial Highlights	62-63
Victory Sophus Emerging Markets Small Cap Fund
Schedule of Portfolio Investments	41
Statement of Assets and Liabilities	49
Statement of Operations	51
Statements of Changes in Net Assets	55-57
Financial Highlights	64-65
Notes to Financial Statements	66
Report of Independent Registered Public Accounting Firm	78
Supplemental Information (Unaudited)	79
Trustee and Officer Information	79
Proxy Voting and Portfolio Holdings Information	82
Expense Examples	82
Additional Federal Income Tax Information	84
Advisory Contract Approval	85
Privacy Policy (inside back cover)

1

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 539-3863 and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

The Funds are distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

When we look back on 2020, we will undoubtedly remember it as an extraordinary year. A year ago, no one could have imagined the unusual events that would challenge us personally, professionally, and collectively as a nation. But in retrospect, the trajectory of financial markets over the past year was nothing short of extraordinary.

The year began with rudimentary worries, such as economic growth rates, trade deals, and interest rates. But a novel coronavirus and the subsequent worldwide spread of COVID-19 became an unprecedented event. To combat the pandemic, governments everywhere issued austere shelter-in-place orders, and the global economy slowed markedly. Equity markets sold off sharply in March and April, and second quarter U.S. GDP contracted by an alarming annual rate of 31.4%.

It's no surprise that so many investors flocked to the perceived safety of U.S. Treasurys. Meanwhile, liquidity evaporated (for a short spell) in many other segments of the fixed income market, including higher-yielding credits and municipal bonds. The outlook was tenuous, and credit spreads widened while prices declined for most securities perceived to be higher risk.

A response, however, came swiftly. The U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action — cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets. The U.S. government also stepped up to provide fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act).

It was impressive how quickly those actions helped end the stock market's freefall and restore order across much of the fixed-income universe. The rebound was almost as robust as the drawdown, and third-quarter GDP (the most recent finalized data available) grew at a 33.4% annualized rate.

Late in the year, markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for additional fiscal stimulus. Ultimately, stocks were propelled higher in the fourth quarter when it became clear the United States Congress would provide another dose of fiscal stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

Through all the unprecedented events and extreme volatility, the S&P 500® Index registered an impressive annual return of 18.40% for the 12-month period ended December 31, 2020. Meanwhile, the yield on 10-year U.S. Treasurys declined 95 basis points over the same period, reflecting both the Fed's interest rate cuts and its pledge to keep rates low longer. The yield on 10-Year U.S. Treasurys was 0.93% as of December 31, 2020.

While markets endured and performed admirably during 2020, perhaps the key takeaway is that the unexpected can and will happen. That's why it's important to

3

remain focused on your long-term investment goals and avoid making emotional decisions. Moreover, we continue to have confidence in all of Victory Capital's autonomous Investment Franchises and their ability to navigate the ups and downs.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call 800-539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory RS International Funds

Victory RS International Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

International equities (as measured by the MSCI EAFE Index (the "Index")) returned 7.82% over the year ended December 31, 2020, finishing a volatile year with three consecutive quarters of positive returns. Broad recognition of the pandemic related to the novel coronavirus and the disease it causes (COVID-19) in the first quarter led to steep market losses and economic contraction as virus prevention measures kept businesses closed and people at home. The ensuing government relief efforts and central bank stimulus ignited a multi-month equity market recovery led by a narrow group of U.S. large-cap equities and those companies best suited to operate in a "remote" economy. Positive vaccine news and the conclusion of the U.S. elections in early November further strengthened the stimulus driven rally, bolstering value-oriented market segments and shifting capital toward sectors that would benefit from economic growth.

How did Victory RS International Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital appreciation. The Fund returned 5.55% (Class A Shares at net asset value) for the year ended December 31, 2020, underperforming the Index, which returned 7.82% during the reporting period.

What strategies did you employ during the reporting period?

We employ a blended investment approach that relies on both rigorous quantitative techniques and experienced analyst judgement. At the heart of the investment process is our proprietary QVS (Quality, Value and Sentiment) Model (the "Model"), which is designed to identify companies that have the potential to consistently create shareholder value, are reasonably valued, and exhibit favorable market sentiment. The Model helps us focus our resources, as we conduct additional research only on companies with the strongest Model recommendations. Making correct macro allocation calls can be immensely challenging, therefore we do not forecast regional performance and seek to remain sector- and region-neutral in constructing our portfolios. In our view, stock selection can be far more impactful to strategy performance than allocation.

The Fund's active return to the Index was negatively impacted by stock selection in the Consumer Discretionary and Information Technology sectors. Underweights to the Consumer Discretionary and Consumer Staples sectors also detracted, as did the Fund's small allocation to cash. Stock selection in the Financials, Materials and Industrials sectors aided relative performance. From a regional perspective, stock selection in Japan and Europe detracted from relative results, while Fund investments in the United Kingdom and Asia/Pacific ex Japan supported relative performance. Country-level detractors included the Netherlands and Spain, while positive contributors included Italy and France.

5

Victory RS International Funds

Victory RS International Fund (continued)

Managers' Commentary (continued)

Individual detractors from relative performance included Telefonica SA, a telecommunications and network provider based in Spain, and En-Japan Inc., a Japanese online job recruitment and employee training firm. The Fund also lost relative performance from not owning ASML Holding NV, a semiconductor equipment provider based in the Netherlands that performed well within the Index. Positive contributors included Chinese technology multinational Tencent Holdings Ltd., United Kingdom- based mining and resources corporation Rio Tinto Plc, and Atlas Copco AB, an industrial equipment supplier based in Sweden.

6

Victory RS International Funds

Victory RS International Fund

Investment Overview

(Unaudited)

Average Annual Total Returns

Year Ended December 31, 2020

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	2/16/93		8/7/00		5/15/01	5/2/19	3/10/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI EAFE Index[1]
One Year	5.55%	–0.53%	4.76%	3.76%	5.21%	5.90%	5.80%	7.82%
Five Year	8.05%	6.77%	7.25%	7.25%	7.72%	N/A	8.31%	7.45%
Ten Year	5.12%	4.50%	4.24%	4.24%	4.71%	N/A	5.43%	5.51%
Since Inception	N/A	N/A	N/A	N/A	N/A	7.92%	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS International Fund — Growth of $10,000

1The MSCI EAFE Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

7

Victory RS International Funds

Victory RS Global Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

Global equities (as measured by the MSCI All Country World Index (the "Index")) returned 16.25% over the year ended December 31, 2020, finishing a volatile year with three consecutive quarters of positive returns. Broad recognition of the pandemic related to the novel coronavirus and the disease it causes (COVID-19) in the first quarter led to steep market losses and economic contraction as virus prevention measures kept businesses closed and people at home. The ensuing government relief efforts and central bank stimulus ignited a multi-month equity market recovery led by a narrow group of U.S. large caps and those companies best suited to operate in a "remote" economy. Positive vaccine news and the conclusion of the U.S. elections in early November further strengthened the stimulus driven rally, bolstering value-oriented market segments and shifting capital toward sectors that would benefit from economic growth

How did Victory RS Global Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital appreciation. The Fund returned 17.00% (Class A Shares at net asset value) for the year ended December 31, 2020, outperforming the Index, which returned 16.25% during the reporting period.

What strategies did you employ during the reporting period?

We employ a blended investment approach that relies on both rigorous quantitative techniques and experienced analyst judgement. At the heart of the investment process is our proprietary QVS (Quality, Value and Sentiment) Model (the "Model"), which is designed to identify companies that have the potential to consistently create shareholder value, are reasonably valued, and exhibit favorable market sentiment. The Model helps us focus our resources, as we conduct additional research only on companies with the strongest Model recommendations. Making correct macro allocation calls can be immensely challenging, therefore we do not forecast regional performance and seek to remain sector- and region-neutral in constructing our portfolios. In our view, stock selection can be far more impactful to strategy performance than allocation.

The Fund's active return to the Index was aided by positive stock selection in several economic sectors, including Financials, Consumer Staples and Industrials. Stock selection in the Consumer Discretionary sector detracted from relative performance, as did an underweight to the Information Technology sector and the Fund's allocation to cash. From a regional perspective, Fund investments in the United Kingdom and North American benefitted relative results, while stock selection in Japan and Asia/Pacific ex Japan hampered relative returns. Country-level contributors included the United States and China, while detractors included Hong Kong and France.

MSCI, Inc., a U.S. company that provides investment tools and data was the Fund's top contributor to relative performance for the year. Other key contributors included Chinese condiment maker Foshan Haitian Flavouring & Food Co., Ltd., and U.S. software and services leader Microsoft Corporation.

8

Victory RS International Funds

Victory RS Global Fund (continued)

Managers' Commentary (continued)

Individual detractors from relative performance included Hong Kong-based oil and gas producer CNOOC Ltd., and Phillips 66, a diversified energy company based in the United States. The Fund also lost relative performance from not owning Tesla, Inc., a U.S. provider of electric vehicles and energy storage systems that had strong returns within the Index.

9

Victory RS International Funds

Victory RS Global Fund

Investment Overview

(Unaudited)

Average Annual Total Returns

Year Ended December 31, 2020

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	5/16/11		5/16/11		5/16/11	5/2/19	5/16/11
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI All Country World Index[1]
One Year	17.00%	10.25%	16.06%	15.06%	16.70%	17.27%	17.27%	16.25%
Five Year	13.88%	12.53%	13.02%	13.02%	18.33%	N/A	14.18%	12.26%
Since Inception	11.19%	10.51%	10.36%	10.36%	13.23%	18.04%	11.53%	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Global Fund — Growth of $10,000

1A market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI All Country World Index (ACWI) is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

10

Victory RS International Funds

Victory Sophus Emerging Markets Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

The year 2020 was intense, to say the least. The incredible pace at which the pandemic spread, and the subsequent widespread lockdowns caused a steep and rapid selloff in global markets in the first quarter. This was followed by massive monetary and fiscal stimulus measures from central banks across the globe to help prop up economies, translating to a global equity market recovery. The fourth quarter brought news of therapeutics and an effective vaccine for the disease caused by a novel coronavirus ("COVID-19"), causing a strong cyclical rally as investors began to invest for a post-pandemic world. For the year ended December 31, 2020, emerging markets equities returned 18.31%, supported for much of the year by strength in Chinese equities and a weakening U.S. dollar.

In the first quarter, emerging markets declined 23.60% as global markets tumbled on recession fears triggered by the COVID-19 pandemic. Adding fuel to the fire was an oil price war following a breakdown in the OPEC+ alliance. In the second half of the quarter, as the coronavirus shifted from East Asia to the rest of the world, we witnessed an unprecedented collapse in economic activity resulting from countries' attempts to slow the spread of the virus. In response, central banks took action, implementing monetary and fiscal stimulus measures. In the first quarter, the U.S. dollar advanced 2.8% and oil collapsed, down 65.6%. China led all countries, declining 10.2% as it witnessed a gradual restoration of economic activity in the first quarter. After the dramatic selloff of the first quarter, emerging markets equities rose 18.1% in the second quarter. This was driven by the swift and novel actions of central banks in the first quarter, and a flattening of COVID-19 cases globally. Asia was particularly strong in the second quarter where COVID-19 cases appeared to be contained, while concerns remained in certain Latin American, European, Middle Eastern, and African countries around rising COVID-19 cases. As the lockdowns continued to ease, economies showed encouraging signs for a recovery with several countries reporting positive high-frequency data. Further monetary stimulus measures from central banks across the globe also added to the recovery.

Emerging markets equities continued to recover in the third quarter following the dramatic sell-down in the first quarter from the shocks related to the pandemic. Emerging markets advanced 9.6% for the three-month period ended September 30, 2020, with the bulk of that performance coming in July, when the benchmark advanced 8.9%. Monetary and fiscal stimulus measures, as well as a weakening U.S. dollar, pushed Emerging markets equities higher during the quarter. Commodities also rallied on continued optimism for a global growth recovery. However, the rally stalled late in the third quarter as rising COVID-19 cases in Europe, rising political uncertainty in the United States, and concerns over the ability/willingness for further stimulus from central banks across the globe called into question the pace and sustainability of the economic recovery. The fourth quarter brought news of effective vaccines and therapeutics, which led to a risk on rally as investors started looking forward to a post-pandemic world. This helped to propel emerging markets equities, which advanced 19.7%. A weaker U.S. dollar also contributed to the gains as the U.S. Dollar Index closed below 90. As part of this post-pandemic view, we witnessed a strong cyclical rally, with value equities outperforming growth and small-cap equities (which tend to be more economically sensitive/tied to their local economies) outperforming large-cap equities.

11

Victory RS International Funds

Victory Sophus Emerging Markets Fund (continued)

Managers' Commentary (continued)

How did Victory Sophus Emerging Markets Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital appreciation. The Fund returned 16.73% (Class A Shares at net asset value) underperforming the MSCI Emerging Markets Index, which returned 18.31% during the reporting period.

What strategies did you employ during the reporting period?

We employ a disciplined, bottom-up approach utilizing both quantitative and fundamental processes to invest in businesses that we believe have superior and sustainable earnings growth at attractive valuations, with revisions as the catalyst. By investing in companies with these characteristics, coupled with our risk-managed approach, we seek to provide a more consistent return pattern over time.

By sectors, the largest contributor to relative performance was Information Technology and Industrials. The largest detractor from relative performance was stock selection in Consumer Discretionary. By country, the largest contributor was stock selection in China. The largest detractor was stock selection in Brazil.

The economic shutdowns in 2020 due to the pandemic led to the worst recession since the Great Depression. As a result, central banks across the globe pumped liquidity into the markets, and financial markets proved rather resilient. Emerging markets equities achieved strong returns, outperforming developed markets with a strong second half of the year. With the development and rollout out of a COVID-19 vaccine and therapeutics, the world is turning the page toward recovery. Looking forward to 2021, we are optimistic on the asset class. A Joe Biden presidency potentially reduces the risk premia that has weighed on emerging markets equities for some time. The potential for easing trade restrictions and more normalized sovereign relations could go a long way to help in that regard. Emerging markets, excluding parts of Asia, have a strong value tilt, and a more reflationary backdrop could drive value for much of 2021. Small-cap equities, particularly, are more levered to the cyclical rally as economies recover. The continuation of the weakening of the U.S. dollar and favorable monetary policy through much of the emerging markets and globally, should also provide meaningful tailwinds to the asset class.

We anticipate a resurgence in global growth in 2021. The Chinese economy will continue to build on its recovery, and we expect the globe to benefit from China's strong growth outlook. In its October World Economic Order report, the International Monetary Fund projected 2021 emerging markets growth to be 6.0%, led by an 8.2% growth projection for China and an 8.8% growth rate for India. Longer term, ongoing urbanization and the growth of the middle class (and hence, consumption) should lead to higher emerging markets spending power that is expected to propel U.S. gross domestic product (GDP) growth well ahead of developed economies for the foreseeable future. The buildout of infrastructure across emerging markets, both physical and in technology, should also enhance the growth trajectory.

12

Victory RS International Funds

Victory Sophus Emerging Markets Fund (continued)

Managers' Commentary (continued)

After the uncharacteristic easing of emerging markets policy rates in the immediate aftermath of the pandemic, the firming of goods price inflation and financial stability concerns forced central banks of several emerging markets to slow or halt their rate-cutting cycles. Given the consensus view that emerging markets inflation will soften into early 2021 and developed markets growth will slow, central banks of emerging markets may be under pressure to deliver further easing.

After the strong fourth-quarter rally, emerging markets valuations appear somewhat stretched, but not when compared to developed markets, particularly versus the United States. Further, the decrease in the emerging markets risk premia potential as a result of the new Biden administration could help to narrow the discount gap between emerging markets and developed markets. We believe that with the reasonably wide growth outlook and interest rate differentials, along with the easing of the U.S. dollar into 2021, we see a strong backdrop for emerging markets equities.

13

Victory RS International Funds

Victory Sophus Emerging Markets Fund

Investment Overview

(Unaudited)

Average Annual Total Returns

Year Ended December 31, 2020

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	5/1/97		8/7/00		5/15/01	11/15/16	3/10/09
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI Emerging Markets Index[1]
One Year	16.73%	10.03%	15.79%	14.79%	16.46%	17.28%	17.10%	18.31%
Five Year	12.77%	11.44%	11.88%	11.88%	12.50%	N/A	13.16%	12.81%
Ten Year	2.70%	2.10%	1.89%	1.89%	2.42%	N/A	3.03%	3.63%
Since Inception	N/A	N/A	N/A	N/A	N/A	13.90%	N/A	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Sophus Emerging Markets Fund — Growth of $10,000

1The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

14

Victory RS International Funds

Victory Sophus Emerging Markets Small Cap Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

The year 2020 was intense, to say the least. The incredible pace at which the pandemic spread, and the subsequent widespread lockdowns caused a steep and rapid sell-off in global markets in the first quarter. This was followed by massive monetary and fiscal stimulus measures from central banks across the globe to help prop up economies, translating to a global equity market recovery. The fourth quarter brought news of therapeutics and an effective vaccine, causing a strong cyclical rally as investors began to invest for a post-pandemic world. For the year ended December 31, 2020, emerging markets small-cap equities returned 19.29%, supported for much of the year by strength in Asia and a weakening U.S. dollar.

Emerging market small-cap equities declined 31.37% in the first quarter. Global markets tumbled in March on recession fears triggered by the pandemic related to a novel coronavirus and the disease it causes ("COVID-19"). Adding fuel to the fire was an oil price war following a breakdown in the OPEC+ alliance. In the second half of the quarter, as the coronavirus shifted from East Asia to the rest of the world, we witnessed an unprecedented collapse in economic activity resulting from countries' attempts to slow the spread of the virus. In response, central banks took action, implementing monetary and fiscal stimulus measures. In the first quarter, the US dollar advanced 2.8% and oil collapsed, down 65.6%. After the dramatic selloff in the first quarter, emerging markets small-cap equities rallied 27.14% in the second quarter. This was driven by the swift and novel actions of central banks in the first quarter, and a flattening of COVID-19 cases globally. Asia was particularly strong in the second quarter where COVID-19 cases appeared to be contained, while concerns remained in certain Latin American, European, Middle Eastern, and African countries around rising COVID-19 cases. As the lockdowns continued to ease, economies showed encouraging signs for a recovery with several countries reporting positive high-frequency data. Further monetary stimulus measures from central banks across the globe also added to the recovery.

Emerging markets small-cap equities continued to recover in the third quarter following the dramatic sell-down in the first quarter from the shocks related to the pandemic. Emerging markets small-cap equities advanced 11.9% for the three-month period ended September 30, 2020. Monetary and fiscal stimulus measures, as well as a weakening U.S. dollar, served to push emerging markets small-cap equities higher. Commodities also rallied on continued optimism for a global growth recovery. The rally in equities stalled in September as rising COVID-19 cases in Europe, rising political uncertainty in the United States, and concerns over the ability/willingness for further stimulus from central banks across the globe called into question the pace and sustainability of the economic recovery. The fourth quarter brought news of effective vaccines and therapeutics, which led to a risk-on rally as investors started looking forward to a post-pandemic world. This helped to propel emerging markets small-cap equities, which advanced 22.22% for the quarter. A weaker U.S. dollar also contributed to the gains as the U.S. Dollar Index closed below 90. As part of this post-pandemic view, we witnessed a strong cyclical rally, with value equities outperforming growth and small-cap equities (which tend to be more economically sensitive/tied to their local economies) outperforming large-cap equities.

15

Victory RS International Funds

Victory Sophus Emerging Markets Small Cap Fund (continued)

Managers' Commentary (continued)

How did Victory Sophus Emerging Markets Small Cap Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital appreciation. The Fund returned 10.27% (Class A Shares at net asset value), underperforming the MSCI Emerging Market Small Cap Index, which returned 19.29% during the reporting period.

What strategies did you employ during the reporting period?

On a sector basis, the largest detractor from relative performance was Health Care, with the bulk of the underperformance coming from stock selection in South Korea. Not surprisingly, given the cyclical rally in the quarter, the largest contributor was Financials. On a country basis, the largest detractor was India, driven by many stocks that were not owned given the broad-based rally in that country. The largest contributor to relative performance was Mexico driven by stock selection in industrials.

The economic shutdowns in 2020 due to the pandemic led to the worst recession since the Great Depression. As a result, central banks across the globe pumped liquidity into the markets, and financial markets proved rather resilient. Emerging markets equities achieved strong returns, outperforming developed markets with a strong second half of the year. With the development and rollout out of a COVID-19 vaccine and therapeutics, the world is turning the page toward recovery. Looking forward to 2021, we are optimistic on the asset class. A Joe Biden presidency potentially reduces the risk premia that has weighed on emerging markets equities for some time. The potential for easing trade restrictions and more normalized sovereign relations, , could go a long way to help in that regard. Emerging markets, excluding parts of Asia, have a strong value tilt, and a more reflationary backdrop could drive value for much of 2021. Small-cap equities, particularly, are more levered to the cyclical rally as economies recover. The continuation of the weakening of the U.S. dollar and favorable monetary policy through much of the emerging markets and globally, should also provide meaningful tailwinds to the asset class.

We anticipate a resurgence in global growth in 2021. The Chinese economy will continue to build on its recovery, and we expect the globe to benefit from China's strong growth outlook. In its October World Economic Order report, the International Monetary Fund projected 2021 emerging markets growth to be 6.0%, led by an 8.2% growth projection for China and an 8.8% growth rate for India. Longer term, ongoing urbanization and the growth of the middle class (and hence, consumption) should lead to higher emerging markets spending power that is expected to propel U.S. gross domestic product (GDP) growth well ahead of developed economies for the foreseeable future. The buildout of infrastructure across emerging markets, both physical and in technology, should also enhance the growth trajectory.

After the uncharacteristic easing of emerging markets policy rates in the immediate aftermath of the pandemic, the firming of goods price inflation and financial stability concerns forced central bank of several emerging markets to slow or halt their rate-cutting cycles. Given the consensus view that emerging markets inflation will soften into early 2021

16

Victory RS International Funds

Victory Sophus Emerging Markets Small Cap Fund (continued)

Managers' Commentary (continued)

and developed markets growth will slow, central banks of emerging markets may be under pressure to deliver further easing.

Despite the strong fourth-quarter rally, emerging markets small-cap valuations still trade at a significant discount to developed market small caps, particularly versus the United States. Further, the decrease in the emerging markets risk premia potential as a result of the new Biden administration could help to narrow the discount gap between emerging markets and developed markets. We believe that with the reasonably wide growth outlook and interest rate differentials, along with the easing of the U.S. dollar into 2021, we see a strong backdrop for emerging markets small-cap equities.

17

Victory RS International Funds

Victory Sophus Emerging Markets Small Cap Fund

Investment Overview

(Unaudited)

Average Annual Total Returns

Year Ended December 31, 2020

	Class A		Class C		Class Y
INCEPTION DATE	1/31/14		1/31/14		1/31/14
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	MSCI Emerging Markets Small Cap Index[1]
One Year	10.27%	3.88%	9.47%	8.47%	10.61%	19.29%
Five Year	8.49%	7.21%	7.25%	7.25%	8.77%	8.19%
Since Inception	5.59%	4.69%	4.51%	4.51%	5.90%	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Sophus Emerging Markets Small Cap Fund — Growth of $10,000

1The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure equity performance of small-capitalization companies in emerging markets countries. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

18

Victory RS International Funds (Unaudited) Victory RS International Fund	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory RS International Fund seeks to provide long-term capital appreciation.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

*  Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Percentages are of the net assets of the Fund and may not equal 100%.

19

Victory RS International Funds (Unaudited) Victory RS Global Fund	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory RS Global Fund seeks to provide long-term capital appreciation.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

*  Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Percentages are of the net assets of the Fund and may not equal 100%.

20

Victory RS International Funds (Unaudited) Victory Sophus Emerging Markets Fund	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory Sophus Emerging Markets Fund seeks to provide long-term capital appreciation.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

*  Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Percentages are of the net assets of the Fund and may not equal 100%.

21

Victory RS International Funds (Unaudited) Victory Sophus Emerging Markets Small Cap Fund	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory Sophus Emerging Markets Small Cap Fund seeks to provide long-term capital appreciation.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

*  Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Percentages are of the net assets of the Fund and may not equal 100%.

22

Victory Portfolios Victory RS International Fund	Schedule of Portfolio Investments December 31, 2020
Security Description	Shares	Value
Common Stocks (95.6%)
Australia (5.4%):
Financials (1.1%):
Macquarie Group Ltd.	39,513	$4,216,784
Health Care (1.3%):
CSL Ltd.	23,151	5,057,350
Materials (2.0%):
BHP Group Ltd.	227,129	7,419,917
Real Estate (1.0%):
Scentre Group	1,821,745	3,912,337
		20,606,388
Belgium (1.0%):
Information Technology (1.0%):
Melexis NV	39,939	3,892,334
China (2.6%):
Communication Services (0.8%):
Tencent Holdings Ltd.	42,600	3,065,331
Consumer Discretionary (0.8%):
China Meidong Auto Holdings Ltd.	738,000	3,004,188
Financials (1.0%):
China Merchants Bank Co. Ltd., Class H	623,500	3,944,416
		10,013,935
Denmark (1.2%):
Consumer Staples (1.2%):
Royal Unibrew A/S	40,690	4,712,631
France (8.6%):
Consumer Discretionary (4.0%):
Cie Generale des Etablissements Michelin SCA	33,342	4,292,460
Faurecia SE (a)	71,739	3,675,194
LVMH Moet Hennessy Louis Vuitton SE	11,468	7,178,064
		15,145,718
Energy (1.2%):
Gaztransport Et Technigaz SA	11,810	1,143,989
TOTAL SE (b)	83,263	3,593,357
		4,737,346
Industrials (1.0%):
Safran SA (a)	25,871	3,666,327
Information Technology (1.3%):
Capgemini SE	33,369	5,189,962
Materials (1.1%):
Arkema SA	35,936	4,111,339
		32,850,692

See notes to financial statements.

23

Victory Portfolios Victory RS International Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Germany (5.6%):
Financials (1.6%):
Allianz SE	25,622	$6,293,826
Industrials (1.3%):
Siemens AG, Registered Shares	34,328	4,944,194
Information Technology (1.6%):
SAP SE	47,889	6,201,730
Real Estate (1.1%):
Vonovia SE	55,142	4,026,729
		21,466,479
Hong Kong (2.6%):
Financials (1.5%):
AIA Group Ltd.	474,400	5,781,283
Real Estate (1.1%):
CK Asset Holdings Ltd.	841,000	4,303,451
		10,084,734
Ireland (0.8%):
Industrials (0.8%):
Experian PLC	77,118	2,929,173
Italy (5.1%):
Energy (0.9%):
Snam SpA	629,282	3,553,474
Financials (0.9%):
Banca Generali SpA (a)	104,497	3,494,537
Health Care (1.1%):
Recordati Industria Chimica e Farmaceutica SpA	72,726	4,043,688
Utilities (2.2%):
Enel SpA	810,494	8,245,506
		19,337,205
Japan (21.9%):
Communication Services (1.8%):
Capcom Co. Ltd.	54,800	3,554,443
Kakaku.com, Inc.	120,300	3,293,493
		6,847,936
Consumer Discretionary (3.7%):
Hikari Tsushin, Inc.	12,600	2,956,819
Toyota Motor Corp.	143,900	11,106,394
		14,063,213
Consumer Staples (1.6%):
Kobe Bussan Co. Ltd. (b)	90,100	2,768,725
Toyo Suisan Kaisha Ltd.	68,500	3,334,173
		6,102,898
See notes to financial statements.

24

Victory Portfolios Victory RS International Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Financials (2.0%):
JAFCO Group Co. Ltd.	41,300	$2,064,133
Mitsubishi UFJ Financial Group, Inc.	585,100	2,590,977
Tokio Marine Holdings, Inc.	56,800	2,926,849
		7,581,959
Health Care (3.1%):
Hoya Corp.	56,600	7,839,946
Shionogi & Co. Ltd.	77,400	4,232,193
		12,072,139
Industrials (4.4%):
en-japan, Inc.	99,300	2,983,355
Fuji Electric Co. Ltd.	36,800	1,328,528
ITOCHU Corp.	93,300	2,683,709
Nippon Yusen KK	108,900	2,541,090
OKUMA Corp.	58,400	3,276,089
Sanwa Holdings Corp.	334,200	3,903,249
		16,716,020
Information Technology (3.6%):
Fujitsu Ltd.	47,900	6,924,254
Oracle Corp.	32,800	4,276,252
Ulvac, Inc.	60,100	2,576,990
		13,777,496
Real Estate (0.7%):
Sumitomo Realty & Development Co. Ltd.	82,400	2,544,289
Utilities (1.0%):
Chubu Electric Power Co., Inc.	307,300	3,709,029
		83,414,979
Netherlands (4.0%):
Communication Services (1.1%):
Koninklijke KPN NV	1,409,192	4,282,399
Financials (1.2%):
ING Groep NV (a)	477,053	4,434,997
Industrials (1.1%):
Wolters Kluwer NV	49,342	4,157,788
Information Technology (0.6%):
ASM International NV	10,848	2,366,960
		15,242,144
New Zealand (0.9%):
Health Care (0.9%):
Fisher & Paykel Healthcare Corp. Ltd.	145,834	3,462,412
Norway (1.3%):
Energy (0.4%):
Aker BP ASA	52,526	1,327,507

See notes to financial statements.

25

Victory Portfolios Victory RS International Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Financials (0.9%):
SpareBank 1 SMN	304,653	$3,472,813
		4,800,320
Spain (1.0%):
Communication Services (1.0%):
Telefonica SA	946,006	3,762,381
Sweden (2.1%):
Industrials (2.1%):
Atlas Copco AB, Class B	115,251	5,175,718
Epiroc AB, Class B	157,323	2,657,108
		7,832,826
Switzerland (15.2%):
Consumer Staples (4.8%):
Coca-Cola HBC AG	81,098	2,625,810
Nestle SA, Registered Shares	131,121	15,505,240
		18,131,050
Financials (2.9%):
Cembra Money Bank AG	24,194	2,931,394
Partners Group Holding AG	3,118	3,665,023
UBS Group AG	322,997	4,549,287
		11,145,704
Health Care (6.0%):
Novartis AG, Registered Shares	112,007	10,549,925
Roche Holding AG	35,572	12,393,876
		22,943,801
Industrials (1.5%):
Adecco Group AG	87,594	5,836,033
		58,056,588
United Kingdom (16.3%):
Communication Services (0.8%):
ITV PLC (a)	2,190,981	3,192,196
Consumer Discretionary (1.5%):
Next PLC (a)	60,323	5,815,855
Consumer Staples (4.6%):
Diageo PLC	191,091	7,560,112
Imperial Brands PLC	291,090	6,104,585
Unilever PLC	61,364	3,679,678
		17,344,375
Energy (2.0%):
BP PLC	920,171	3,174,802
Royal Dutch Shell PLC, Class A	260,554	4,568,499
		7,743,301

See notes to financial statements.

26

Victory Portfolios Victory RS International Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Financials (2.9%):
Close Brothers Group PLC	176,212	$3,322,688
HSBC Holdings PLC	458,414	2,367,467
Legal & General Group PLC	1,462,591	5,329,495
		11,019,650
Health Care (0.4%):
Smith & Nephew PLC	75,885	1,576,085
Materials (4.1%):
Croda International PLC	29,940	2,692,103
Evraz PLC	592,424	3,785,573
Rio Tinto PLC	121,917	9,175,705
		15,653,381
		62,344,843
Total Common Stocks (Cost $316,488,912)		364,810,064
Exchange-Traded Funds (1.4%)
United States (1.4%):
iShares MSCI EAFE ETF	76,110	5,552,986
Total Exchange-Traded Funds (Cost $4,988,751)		5,552,986
Collateral for Securities Loaned^ (1.2%)
United States (1.2%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (c)	78,960	78,960
Fidelity Investments Money Market Government Portfolio, Class I, 0.01% (c)	2,712,732	2,712,732
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (c)	39,405	39,405
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (c)	314,202	314,202
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (c)	1,412,714	1,412,714
Total Collateral for Securities Loaned (Cost $4,558,013)		4,558,013
Total Investments (Cost $326,035,676) — 98.2%		374,921,063
Other assets in excess of liabilities — 1.8%		6,716,329
NET ASSETS — 100.00%		$381,637,392

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2020.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

27

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments December 31, 2020
Security Description	Shares	Value
Common Stocks (97.3%)
Australia (1.3%):
Financials (0.5%):
Macquarie Group Ltd.	9,140	$975,411
Health Care (0.8%):
CSL Ltd.	8,401	1,835,203
		2,810,614
Belgium (0.7%):
Information Technology (0.7%):
Melexis NV	14,966	1,458,541
Bermuda (1.0%):
Industrials (1.0%):
Triton International Ltd.	44,516	2,159,471
Brazil (0.5%):
Financials (0.5%):
Itau Unibanco Holding SA, Preference Shares	197,715	1,210,129
Canada (2.3%):
Energy (0.5%):
Parex Resources, Inc. (a)	82,038	1,129,336
Industrials (1.0%):
Canadian Pacific Railway Ltd. (b)	6,159	2,136,704
Materials (0.8%):
Kirkland Lake Gold Ltd. (b)	41,691	1,723,066
		4,989,106
China (4.2%):
Communication Services (1.5%):
Tencent Holdings Ltd.	47,100	3,389,133
Consumer Discretionary (0.5%):
China Meidong Auto Holdings Ltd.	262,000	1,066,528
Consumer Staples (1.0%):
Foshan Haitan Flavouring & Food Co. Ltd., Class A	68,749	2,110,957
Financials (1.2%):
Industrial & Commercial Bank of China Ltd., Class H	4,188,000	2,690,834
		9,257,452
Denmark (0.7%):
Consumer Staples (0.7%):
Royal Unibrew A/S	13,345	1,545,590

See notes to financial statements.

28

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
France (4.3%):
Consumer Discretionary (1.4%):
Faurecia SE (a)	33,217	$1,701,709
LVMH Moet Hennessy Louis Vuitton SE	2,085	1,305,046
		3,006,755
Energy (0.9%):
Gaztransport Et Technigaz SA	11,408	1,105,049
TOTAL SE (b)	18,997	819,848
		1,924,897
Financials (0.7%):
BNP Paribas SA (a)	29,690	1,567,199
Industrials (0.6%):
Safran SA (a)	10,255	1,453,295
Materials (0.7%):
Arkema SA	14,002	1,601,930
		9,554,076
Hong Kong (0.4%):
Energy (0.4%):
CNOOC Ltd.	1,014,957	931,174
India (0.6%):
Consumer Staples (0.6%):
Nestle India Ltd.	5,537	1,395,563
Indonesia (1.2%):
Communication Services (1.2%):
PT Telkom Indonesia Persero Tbk	11,380,500	2,685,035
Ireland (1.6%):
Industrials (1.6%):
Eaton Corp. PLC	28,772	3,456,668
Italy (2.8%):
Energy (0.8%):
Snam SpA	314,748	1,777,341
Financials (0.3%):
Banca Generali SpA (a)	20,667	691,136
Health Care (0.8%):
Recordati Industria Chimica e Farmaceutica SpA	31,448	1,748,562
Utilities (0.9%):
Enel SpA	184,984	1,881,922
		6,098,961

See notes to financial statements.

29

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Japan (7.6%):
Communication Services (1.1%):
Capcom Co. Ltd.	20,500	$1,329,673
Kakaku.com, Inc.	39,800	1,089,618
		2,419,291
Consumer Discretionary (1.4%):
Hikari Tsushin, Inc.	4,000	938,673
Toyota Motor Corp.	28,600	2,207,386
		3,146,059
Consumer Staples (1.0%):
Kobe Bussan Co. Ltd. (b)	37,300	1,146,209
Toyo Suisan Kaisha Ltd.	22,900	1,114,636
		2,260,845
Financials (1.1%):
JAFCO Group Co. Ltd.	24,200	1,209,492
Mitsubishi UFJ Financial Group, Inc.	291,800	1,292,167
		2,501,659
Health Care (1.2%):
As One Corp.	5,379	920,149
Hoya Corp.	12,200	1,689,882
		2,610,031
Industrials (1.2%):
Nippon Yusen KK	58,500	1,365,048
OKUMA Corp.	20,700	1,161,216
		2,526,264
Information Technology (0.6%):
Ulvac, Inc.	30,600	1,312,078
		16,776,227
Korea, Republic Of (2.0%):
Information Technology (2.0%):
Samsung Electronics Co. Ltd.	59,672	4,456,448
Mexico (0.7%):
Industrials (0.7%):
Promotora y Operadora de Infraestructura SAB de CV	168,568	1,488,145
Netherlands (0.5%):
Information Technology (0.5%):
ASM International NV	5,176	1,129,368
New Zealand (0.8%):
Health Care (0.8%):
Fisher & Paykel Healthcare Corp. Ltd.	72,161	1,713,257
Norway (1.0%):
Energy (0.4%):
Aker BP ASA	35,869	906,529

See notes to financial statements.

30

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Financials (0.6%):
SpareBank 1 SMN	106,162	$1,210,166
		2,116,695
Singapore (0.6%):
Financials (0.6%):
Singapore Exchange Ltd.	205,900	1,446,569
Sweden (0.8%):
Industrials (0.8%):
Atlas Copco AB, Class B	41,385	1,858,527
Switzerland (3.1%):
Financials (0.7%):
Partners Group Holding AG	1,306	1,535,125
Health Care (1.4%):
Roche Holding AG	8,926	3,109,967
Industrials (1.0%):
Adecco Group AG	33,189	2,211,248
		6,856,340
Taiwan (1.0%):
Financials (1.0%):
Cathay Financial Holding Co. Ltd.	1,533,000	2,308,445
United Kingdom (5.8%):
Communication Services (0.8%):
ITV PLC (a)	1,245,888	1,815,223
Consumer Discretionary (0.6%):
Next PLC (a)	13,951	1,345,042
Consumer Staples (0.7%):
Imperial Brands PLC	75,899	1,591,714
Financials (0.9%):
Close Brothers Group PLC	103,702	1,955,425
Materials (2.8%):
Croda International PLC	15,463	1,390,380
Evraz PLC	265,588	1,697,100
Rio Tinto PLC	38,947	2,931,226
		6,018,706
		12,726,110
United States (51.8%):
Communication Services (5.1%):
Alphabet, Inc., Class C (a)	2,604	4,561,896
Facebook, Inc., Class A (a)	15,046	4,109,965
Verizon Communications, Inc.	44,027	2,586,586
		11,258,447

See notes to financial statements.

31

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Consumer Discretionary (7.1%):
Amazon.com, Inc. (a)	2,013	$6,556,200
McDonald's Corp.	17,027	3,653,654
Ross Stores, Inc.	22,819	2,802,401
The TJX Cos., Inc.	39,240	2,679,700
		15,691,955
Consumer Staples (4.6%):
Colgate-Palmolive Co.	41,389	3,539,173
PepsiCo, Inc.	23,765	3,524,350
The Estee Lauder Cos., Inc., Class A	11,579	3,082,214
		10,145,737
Energy (0.9%):
ConocoPhillips	31,094	1,243,449
Phillips 66	11,960	836,483
		2,079,932
Financials (7.1%):
Bank of America Corp.	112,185	3,400,327
JPMorgan Chase & Co.	31,337	3,981,993
MSCI, Inc.	5,000	2,232,650
S&P Global, Inc.	8,164	2,683,752
The PNC Financial Services Group, Inc.	14,707	2,191,343
The Progressive Corp.	10,675	1,055,544
		15,545,609
Health Care (7.4%):
Amedisys, Inc. (a)	4,908	1,439,664
Amgen, Inc.	10,786	2,479,917
CVS Health Corp.	28,795	1,966,698
Eli Lilly & Co.	18,479	3,119,994
IDEXX Laboratories, Inc. (a)	6,087	3,042,709
Johnson & Johnson	26,779	4,214,479
		16,263,461
Industrials (1.7%):
3M Co.	7,618	1,331,550
Honeywell International, Inc.	11,537	2,453,920
		3,785,470
Information Technology (16.2%):
Apple, Inc.	83,173	11,036,225
Cisco Systems, Inc.	81,611	3,652,092
Mastercard, Inc., Class A	14,760	5,268,434
Microsoft Corp.	41,710	9,277,138
NVIDIA Corp.	5,243	2,737,895
Texas Instruments, Inc.	22,974	3,770,723
		35,742,507
Real Estate (0.7%):
Prologis, Inc.	16,440	1,638,410

See notes to financial statements.

32

Victory Portfolios Victory RS Global Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Utilities (1.0%):
MGE Energy, Inc.	31,106	$2,178,353
		114,329,881
Total Common Stocks (Cost $166,784,706)		214,758,392
Exchange-Traded Funds (0.3%)
United States (0.3%):
iShares MSCI ACWI ETF (b)	7,169	650,372
Total Exchange-Traded Funds (Cost $548,885)		650,372
Collateral for Securities Loaned^ (2.4%)
United States (2.4%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (c)	90,363	90,363
Fidelity Investments Money Market Government Portfolio, Class I, 0.01% (c)	3,104,502	3,104,502
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (c)	45,096	45,096
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (c)	359,579	359,579
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (c)	1,616,736	1,616,736
Total Collateral for Securities Loaned (Cost $5,216,276)		5,216,276
Total Investments (Cost $172,549,867) — 100.0%		220,625,040
Other assets in excess of liabilities — 0.0%		86,040
NET ASSETS — 100.00%		$220,711,080

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2020.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

33

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments December 31, 2020
Security Description	Shares	Value
Common Stocks (99.0%)
Brazil (7.7%):
Communication Services (0.7%):
TIM SA	1,133,343	$3,211,986
Consumer Discretionary (1.3%):
Afya Ltd., Class A (a)	100,547	2,543,839
Lojas Americanas SA, Preference Shares	364,100	1,843,138
Petrobras Distribuidora SA	437,000	1,865,042
		6,252,019
Energy (1.6%):
Petroleo Brasileiro SA, ADR	671,480	7,540,720
Financials (1.6%):
Banco Bradesco SA, ADR	705,205	3,709,378
Banco do Brasil SA	544,200	4,091,439
		7,800,817
Industrials (0.9%):
Randon SA Implementos e Participacoes, Preference Shares	763,900	2,376,757
SIMPAR SA	249,794	1,710,336
		4,087,093
Materials (1.1%):
Vale SA	310,400	5,224,823
Utilities (0.5%):
Neoenergia SA	635,400	2,169,381
		36,286,839
Chile (0.0%): (b)
Financials (0.0%):
Banco de Credito e Inversiones SA	1	39
China (35.1%):
Communication Services (6.4%):
Baidu, Inc., ADR (a)	14,754	3,190,405
Tencent Holdings Ltd.	379,215	27,286,838
		30,477,243
Consumer Discretionary (12.7%):
Alibaba Group Holding Ltd., ADR (a)	110,623	25,745,291
China East Education Holdings Ltd. (c)	832,500	2,003,517
China Yongda Automobiles Services Holdings Ltd.	1,832,000	3,037,983
Hisense Home Appliances Group Co. Ltd., Class A	1,250,600	2,756,828
JD.com, Inc., ADR (a)	80,328	7,060,831
Jiumaojiu International Holdings Ltd. (a)(c)	766,000	2,334,160
Meituan Dianping, Class B (a)	269,800	10,156,532
Minth Group Ltd.	312,000	1,650,745

See notes to financial statements.

34

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Tongcheng-Elong Holdings Ltd. (a)	1,625,600	$3,150,739
Topsports International Holdings Ltd. (c)	1,516,000	2,270,383
		60,167,009
Consumer Staples (0.8%):
China Feihe Ltd. (c)	1,553,000	3,644,116
Energy (0.7%):
China Oilfield Services Ltd., Class H	3,818,000	3,236,392
Financials (3.9%):
China Merchants Bank Co. Ltd., Class H	1,110,500	7,025,299
CSC Financial Co. Ltd., Class H (c)(d)	2,630,000	3,499,178
Ping An Insurance Group Co. of China Ltd.	639,000	7,776,636
		18,301,113
Health Care (1.2%):
Wuxi Biologics Cayman, Inc. (a)(c)	417,000	5,530,159
Industrials (3.0%):
COSCO SHIPPING Holdings Co. Ltd., Class H (a)(d)	2,844,000	3,409,741
Hangcha Group Co. Ltd., Class A	625,360	2,011,274
Sany Heavy Industry Co. Ltd., Class A	741,300	3,973,384
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	4,174,800	5,009,613
		14,404,012
Information Technology (4.3%):
Chinasoft International Ltd.	2,290,000	2,559,420
GDS Holdings Ltd., ADR (a)(d)	22,668	2,122,631
Kingdee International Software Group Co. Ltd.	577,000	2,355,712
Shengyi Technology Co. Ltd., Class A	681,200	2,939,441
Weimob, Inc. (a)(c)	2,357,000	4,249,110
Xinyi Solar Holdings Ltd.	2,316,000	6,073,232
		20,299,546
Materials (0.8%):
China Hongqiao Group Ltd.	4,242,500	3,889,687
Real Estate (0.5%):
China SCE Group Holdings Ltd.	1,026,000	423,344
Shimao Services Holdings Ltd. (a)(c)	1,383,854	2,134,993
		2,558,337
Utilities (0.8%):
China Longyuan Power Group Corp. Ltd., Class H	3,638,000	3,658,137
		166,165,751
Colombia (0.7%):
Financials (0.7%):
Bancolombia SA, ADR	85,207	3,423,617
Greece (1.3%):
Financials (0.9%):
National Bank of Greece SA (a)	1,525,895	4,176,928

See notes to financial statements.

35

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Industrials (0.4%):
Mytilineos SA	142,632	$2,070,261
		6,247,189
Hong Kong (3.1%):
Consumer Discretionary (0.9%):
Geely Automobile Holdings Ltd.	1,265,000	4,331,631
Energy (0.7%):
Kunlun Energy Co. Ltd.	3,864,000	3,348,977
Information Technology (0.9%):
Lenovo Group Ltd. (d)	4,186,000	3,957,534
Real Estate (0.6%):
Shimao Group Holdings Ltd.	858,500	2,734,676
		14,372,818
India (8.2%):
Energy (0.6%):
Petronet LNG Ltd.	861,620	2,921,968
Financials (3.9%):
Bandhan Bank Ltd. (a)(c)	612,150	3,378,926
Cholamandalam Investment and Finance Co. Ltd.	554,429	2,945,087
HDFC Bank Ltd., ADR (a)(d)	43,779	3,163,470
Housing Development Finance Corp. Ltd.	190,057	6,659,284
Multi Commodity Exchange of India Ltd.	85,091	2,016,771
		18,163,538
Health Care (0.6%):
Dr. Reddy's Laboratories Ltd.	42,168	3,002,460
Information Technology (1.6%):
Infosys Technologies Ltd., ADR	437,482	7,415,320
Materials (1.5%):
Asian Paints Ltd.	62,129	2,353,503
Hindalco Industries Ltd.	1,461,503	4,828,663
		7,182,166
		38,685,452
Indonesia (1.3%):
Consumer Discretionary (0.5%):
PT Astra International Tbk	5,316,500	2,286,771
Financials (0.8%):
PT Bank Negara Indonesia Persero Tbk	8,776,700	3,867,457
		6,154,228
Korea, Republic Of (16.0%):
Communication Services (0.9%):
NAVER Corp.	15,203	4,098,639

See notes to financial statements.

36

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Consumer Discretionary (3.0%):
Hankook Tire & Technology Co. Ltd.	85,657	$3,112,229
Kia Motors Corp.	117,364	6,762,758
LG Electronics, Inc.	35,777	4,455,422
		14,330,409
Consumer Staples (0.8%):
Cosmax, Inc. (a)	21,556	1,978,347
Orion Corp.	16,078	1,836,319
		3,814,666
Financials (1.8%):
DB Insurance Co. Ltd.	51,898	2,091,718
Hana Financial Group, Inc.	95,651	3,046,894
Samsung Securities Co. Ltd.	85,695	3,197,519
		8,336,131
Health Care (0.4%):
Hugel, Inc. (a)	9,609	1,662,564
Industrials (1.4%):
CJ Logistics Corp. (a)	9,488	1,447,381
Hanwha Aerospace Co. Ltd. (a)	95,590	2,512,348
LG Corp.	34,400	2,776,091
		6,735,820
Information Technology (7.1%):
LG Innotek Co. Ltd.	17,571	2,959,940
Samsung Electronics Co. Ltd.	296,470	22,141,090
Samsung Electronics Co. Ltd., Preference Shares	42,343	2,872,684
SK Hynix, Inc.	53,575	5,852,456
		33,826,170
Materials (0.6%):
LG Chem Ltd.	3,661	2,784,143
		75,588,542
Luxembourg (0.6%):
Materials (0.6%):
Ternium SA, ADR (a)	90,737	2,638,632
Mexico (1.3%):
Industrials (0.9%):
Controladora Vuela Cia de Aviacion SAB de CV, ADR (a)(d)	137,122	1,703,055
Grupo Aeroportuario del Centro Norte SAB de CV, ADR (a)	49,750	2,571,080
		4,274,135
Real Estate (0.4%):
Corp Inmobiliaria Vesta SAB de CV	1,045,972	2,039,441
		6,313,576
Philippines (0.6%):
Financials (0.6%):
BDO Unibank, Inc.	1,258,930	2,803,161

See notes to financial statements.

37

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Poland (0.5%):
Financials (0.5%):
Bank Polska Kasa Opieki SA (a)	151,413	$2,491,163
Russian Federation (2.4%):
Consumer Discretionary (0.6%):
Detsky Mir PJSC (c)	1,538,620	2,833,316
Energy (0.7%):
Rosneft Oil Co. PJSC, GDR	611,783	3,449,629
Financials (1.1%):
Sberbank of Russia PJSC, ADR	362,433	5,240,139
		11,523,084
Saudi Arabia (0.5%):
Industrials (0.5%):
Saudi Industrial Services Co.	289,538	2,503,645
Singapore (0.7%):
Communication Services (0.7%):
Sea Ltd., ADR (a)	16,318	3,248,098
South Africa (2.5%):
Communication Services (0.6%):
MTN Group Ltd.	674,665	2,785,882
Consumer Discretionary (0.6%):
Mr. Price Group Ltd.	244,658	2,840,729
Financials (0.5%):
Absa Group Ltd.	306,126	2,503,901
Materials (0.8%):
Impala Platinum Holdings Ltd.	280,183	3,858,443
		11,988,955
Taiwan (12.2%):
Consumer Discretionary (0.9%):
Makalot Industrial Co. Ltd.	352,000	2,404,134
Topkey Corp.	302,000	1,681,137
		4,085,271
Financials (1.6%):
Chailease Holding Co. Ltd.	638,608	3,822,537
Yuanta Financial Holding Co. Ltd.	5,306,760	3,887,817
		7,710,354
Industrials (0.3%):
Sunonwealth Electric Machine Industry Co. Ltd.	749,000	1,439,248
Information Technology (9.4%):
Globalwafers Co. Ltd.	183,000	4,623,078
MediaTek, Inc.	220,000	5,867,010

See notes to financial statements.

38

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Nanya Technology Corp.	1,840,000	$5,704,750
Taiwan Semiconductor Manufacturing Co. Ltd.	1,374,998	26,012,414
Zhen Ding Technology Holding Ltd.	564,000	2,295,196
		44,502,448
		57,737,321
Thailand (1.5%):
Consumer Staples (0.5%):
Carabao Group PCL	611,400	2,338,805
Financials (0.6%):
The Siam Commercial Bank PCL	1,010,900	2,950,512
Real Estate (0.4%):
AP Thailand PCL	7,600,800	1,836,204
		7,125,521
Turkey (0.5%):
Utilities (0.5%):
Enerjisa Enerji A/S (c)	1,286,836	2,169,402
United Kingdom (1.7%):
Materials (1.7%):
Anglo American PLC	117,172	3,868,707
Antofagasta PLC	212,669	4,171,768
		8,040,475
United States (0.6%):
Industrials (0.6%):
Bizlink Holding, Inc.	309,000	2,686,528
Total Common Stocks (Cost $339,573,203)		468,194,036
Collateral for Securities Loaned^ (1.0%)
United States (1.0%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (e)	81,177	81,177
Fidelity Investments Money Market Government Portfolio, Class I, 0.01% (e)	2,788,893	2,788,893
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (e)	40,511	40,511
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (e)	323,023	323,023
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (e)	1,452,376	1,452,376
Total Collateral for Securities Loaned (Cost $4,685,980)		4,685,980
Total Investments (Cost $344,259,183) — 100.0%		472,880,016
Other assets in excess of liabilities — 0.0%		119,243
NET ASSETS — 100.00%		$472,999,259

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Amount represents less than 0.05% of net assets.

See notes to financial statements.

39

Victory Portfolios Victory Sophus Emerging Markets Fund	Schedule of Portfolio Investments — continued December 31, 2020

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2020, the fair value of these securities was $34,047,260 and amounted to 7.2% of net assets.

(d)  All or a portion of this security is on loan.

(e)  Rate disclosed is the daily yield on December 31, 2020.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

40

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments December 31, 2020
Security Description	Shares	Value
Common Stocks (104.3%)
Belgium (1.0%):
Materials (1.0%):
Titan Cement International SA	2,337	$39,258
Bermuda (1.3%):
Industrials (1.3%):
Johnson Electric Holdings Ltd.	10,500	26,002
Orient Overseas International Ltd.	2,500	24,990
		50,992
Brazil (5.6%):
Consumer Discretionary (2.2%):
Afya Ltd., Class A (a)	1,140	28,842
Petrobras Distribuidora SA	6,300	26,887
Tupy SA (a)	8,300	33,617
		89,346
Financials (0.8%):
Banco do Estado do Rio Grande do Sul SA, Preference Shares	11,300	31,876
Industrials (2.0%):
Randon SA Implementos e Participacoes, Preference Shares	12,300	38,270
SIMPAR SA	6,324	43,300
		81,570
Utilities (0.6%):
Neoenergia SA	7,300	24,924
		227,716
Canada (1.3%):
Energy (1.3%):
Canacol Energy Ltd.	7,986	23,531
Parex Resources, Inc. (a)	2,257	31,070
		54,601
China (14.8%):
Communication Services (0.8%):
Cathay Media & Education Group, Inc. (a)(b)	33,036	35,020
Consumer Discretionary (5.4%):
China East Education Holdings Ltd. (b)	11,000	26,473
China Kepei Education Group Ltd.	40,000	27,886
China Yongda Automobiles Services Holdings Ltd.	24,000	39,799
Hisense Home Appliances Group Co. Ltd., Class A	13,600	29,980
Jiumaojiu International Holdings Ltd. (a)(b)	13,000	39,613
Minth Group Ltd.	6,000	31,745
Tongcheng-Elong Holdings Ltd. (a)	14,000	27,135
		222,631

See notes to financial statements.

41

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Health Care (0.5%):
Tonghua Dongbao Pharmaceutical Co. Ltd., Class A	9,400	$19,232
Industrials (2.1%):
Binjiang Service Group Co. Ltd.	12,000	22,187
Hangcha Group Co. Ltd., Class A	7,700	24,765
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	31,200	37,439
		84,391
Information Technology (4.3%):
21vianet Group, Inc., ADR (a)	1,257	43,605
Chinasoft International Ltd.	30,000	33,529
Flat Glass Group Co. Ltd., Class H	8,000	33,748
Foshan Nationstar Optoelectronics Co. Ltd., Class A	16,100	25,134
Weimob, Inc. (a)(b)	21,000	37,858
		173,874
Real Estate (1.7%):
China SCE Group Holdings Ltd.	62,000	25,582
Powerlong Real Estate Holdings Ltd.	36,000	24,892
Yuzhou Group Holdings Co. Ltd.	54,000	19,515
		69,989
		605,137
Greece (3.6%):
Financials (1.7%):
National Bank of Greece SA (a)	25,740	70,460
Industrials (1.0%):
Mytilineos SA	2,724	39,538
Utilities (0.9%):
Terna Energy SA	2,252	36,318
		146,316
India (13.4%):
Consumer Discretionary (0.7%):
Garware Technical Fibres Ltd.	871	27,053
Energy (0.7%):
Petronet LNG Ltd.	7,994	27,110
Financials (2.2%):
Cholamandalam Investment and Finance Co. Ltd.	9,997	53,103
Multi Commodity Exchange of India Ltd.	1,629	38,610
		91,713
Health Care (1.7%):
Alkem Laboratories Ltd.	678	27,177
Sequent Scientific Ltd. (a)	19,078	44,211
		71,388

See notes to financial statements.

42

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Industrials (2.7%):
Ashoka Buildcon Ltd. (a)	17,866	$22,737
Engineers India Ltd.	37,235	39,952
Polycab India Ltd.	1,834	26,096
RITES Ltd. (a)	5,293	19,709
		108,494
Information Technology (1.6%):
Mphasis Ltd.	3,130	66,091
Materials (2.9%):
APL Apollo Tubes Ltd. (a)	2,887	34,939
EPL Ltd.	7,109	24,544
JK Lakshmi Cement Ltd.	7,475	34,828
Mishra Dhatu Nigam Ltd. (b)	8,638	23,748
		118,059
Utilities (0.9%):
CESC Ltd.	4,506	37,893
		547,801
Indonesia (3.0%):
Financials (1.0%):
PT Bank Danamon Indonesia Tbk	182,600	40,867
Industrials (0.8%):
PT Buana Lintas Lautan Tbk (a)	1,369,800	34,151
Materials (1.2%):
PT Merdeka Copper Gold Tbk (a)	283,500	49,105
		124,123
Korea, Republic Of (23.2%):
Communication Services (0.8%):
AfreecaTV Co. Ltd.	604	33,685
Consumer Discretionary (1.6%):
Danawa Co. Ltd. (a)	1,069	30,305
Hankook Tire & Technology Co. Ltd.	985	35,788
		66,093
Consumer Staples (2.2%):
Cosmax, Inc. (a)	350	32,122
Newtree Co. Ltd. (a)	1,295	29,730
Orion Corp.	240	27,411
		89,263
Financials (1.7%):
DB Insurance Co. Ltd.	754	30,389
KIWOOM Securities Co. Ltd.	344	40,190
		70,579

See notes to financial statements.

43

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Health Care (4.2%):
Classys, Inc.	2,132	$30,277
Daewon Pharmaceutical Co. Ltd. (a)	1,675	29,961
Genexine, Inc. (a)	153	17,565
Hugel, Inc. (a)	146	25,261
Huons Co. Ltd.	235	13,432
I-Sens, Inc.	895	24,756
Samjin Pharmaceutical Co. Ltd. (a)	1,145	28,761
		170,013
Industrials (4.7%):
CJ Logistics Corp. (a)	230	35,086
CS Wind Corp.	209	34,172
Dongbu Corp. (a)	3,105	38,770
Hanwha Aerospace Co. Ltd. (a)	1,487	39,082
NICE Information Service Co. Ltd. (a)	1,869	42,754
		189,864
Information Technology (4.3%):
HyVision System, Inc.	4,361	59,566
LG Innotek Co. Ltd.	203	34,196
TES Co. Ltd.	1,645	44,994
WONIK IPS Co. Ltd. (a)	924	37,709
		176,465
Materials (3.7%):
Hansol Chemical Co. Ltd.	312	56,573
SK Materials Co. Ltd. (a)	166	54,725
Soulbrain Holdings Co. Ltd.	945	39,343
		150,641
		946,603
Luxembourg (0.9%):
Materials (0.9%):
Ternium SA, ADR (a)	1,313	38,182
Malaysia (1.8%):
Financials (0.9%):
Hong Leong Financial Group Bhd	8,600	38,719
Industrials (0.9%):
MMC Corp. Bhd	163,300	36,667
		75,386
Mexico (4.3%):
Financials (1.1%):
Banco del Bajio SA (a)(b)	33,213	45,543

See notes to financial statements.

44

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Industrials (2.3%):
Controladora Vuela Cia de Aviacion SAB de CV, ADR (a)	2,386	$29,634
Grupo Aeroportuario del Centro Norte SAB de CV, ADR (a)	640	33,075
Grupo Traxion SAB de CV (a)(b)	34,523	30,178
		92,887
Real Estate (0.9%):
Concentradora Fibra Danhos SA de CV	28,598	34,960
		173,390
Philippines (1.2%):
Financials (1.2%):
Metropolitan Bank & Trust Co.	48,020	49,063
Poland (1.5%):
Financials (0.9%):
Bank Polska Kasa Opieki SA (a)	2,114	34,781
Industrials (0.6%):
Famur SA (a)	41,951	25,403
		60,184
Russian Federation (0.7%):
Consumer Discretionary (0.7%):
Detsky Mir PJSC (b)	14,800	27,254
Saudi Arabia (1.6%):
Consumer Discretionary (0.7%):
Leejam Sports Co. JSC (a)	1,469	30,252
Industrials (0.9%):
Saudi Industrial Services Co.	4,212	36,422
		66,674
Singapore (0.7%):
Real Estate (0.7%):
Ascendas India Trust	27,900	29,134
South Africa (2.7%):
Consumer Discretionary (0.7%):
Mr. Price Group Ltd.	2,502	29,050
Financials (0.8%):
Transaction Capital Ltd. (a)	20,066	34,180
Materials (1.2%):
Impala Platinum Holdings Ltd.	3,396	46,767
		109,997
Taiwan (17.2%):
Communication Services (1.3%):
International Games System Co. Ltd.	2,000	54,104

See notes to financial statements.

45

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Consumer Discretionary (1.5%):
Makalot Industrial Co. Ltd.	5,000	$34,150
Topkey Corp.	5,000	27,833
		61,983
Financials (0.9%):
Chailease Holding Co. Ltd.	5,743	34,376
Industrials (1.5%):
Chicony Power Technology Co. Ltd.	12,000	30,199
Sunonwealth Electric Machine Industry Co. Ltd.	17,000	32,667
		62,866
Information Technology (10.3%):
Chipbond Technology Corp.	14,000	33,147
Ennoconn Corp.	2,196	19,697
FLEXium Interconnect, Inc.	11,000	47,559
Foxsemicon Integrated Technology, Inc.	5,000	37,511
General Interface Solution Holding Ltd.	7,000	28,612
Lelon Electronics Corp.	19,000	43,282
Lotes Co. Ltd.	2,000	33,891
Powertech Technology, Inc.	7,000	23,713
Sigurd Microelectronics Corp.	20,000	32,291
Sino-American Silicon Products, Inc.	10,000	63,325
Tripod Technology Corp.	8,000	33,833
Zhen Ding Technology Holding Ltd.	6,000	24,417
		421,278
Materials (1.7%):
Taiwan Hon Chuan Enterprise Co. Ltd.	13,000	27,940
Tung Ho Steel Enterprise Corp.	32,000	41,622
		69,562
		704,169
Thailand (1.6%):
Consumer Staples (0.8%):
Carabao Group PCL	8,400	32,133
Real Estate (0.8%):
AP Thailand PCL	142,700	34,473
		66,606
Turkey (2.0%):
Financials (1.1%):
AvivaSA Emeklilik ve Hayat A/S (a)	18,523	45,766
Utilities (0.9%):
Enerjisa Enerji A/S (b)	21,989	37,070
		82,836

See notes to financial statements.

46

Victory Portfolios Victory Sophus Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
United States (0.9%):
Industrials (0.9%):
Bizlink Holding, Inc.	4,000	$34,777
Total Common Stocks (Cost $3,411,918)		4,260,199
Rights (0.1%)
Korea, Republic Of (0.1%):
Industrials (0.1%):
CS Wind Corp., Expires 2/1/21 (a)(c)(d)	45	2,237
Total Rights (Cost $—)		2,237
Total Investments (Cost $3,411,918) — 104.4%		4,262,436
Liabilities in excess of other assets — (4.4)%		(179,193)
NET ASSETS — 100.00%		$4,083,243

(a)  Non-income producing security.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2020, the fair value of these securities was $302,757 and amounted to 7.4% of net assets.

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2020, illiquid securities were 0.1% of the Fund's net assets.

(d)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.1% of the Fund's net assets as of December 31, 2020. (See Note 2)

ADR — American Depositary Receipt

PCL — Public Company Limited

See notes to financial statements.

47

Victory Portfolios	Statements of Assets and Liabilities December 31, 2020
	Victory RS International Fund		Victory RS Global Fund
ASSETS:
Investments, at value (Cost $326,035,676 and $172,549,867)	$374,921,063	(a)	$220,625,040	(b)
Foreign currency, at value (Cost $406,485 and $36,308)	405,963		36,308
Cash and cash equivalents	9,619,949		5,089,015
Receivables:
Interest and dividends	26,923		59,617
Capital shares issued	1,272,662		339,068
Reclaims	396,895		46,285
From Adviser	95,250		175,782
Prepaid expenses	11,247		19,616
Total Assets	386,749,952		226,390,731
LIABILITIES:
Payables:
Collateral received on loaned securities	4,558,013		5,216,276
Capital shares redeemed	206,361		196,564
Accrued foreign capital gains taxes	—		42,924
Accrued expenses and other payables:
Investment advisory fees	250,967		143,392
Administration fees	19,859		11,066
Custodian fees	9,508		8,431
Transfer agent fees	32,404		26,217
Compliance fees	252		144
Trustees' fees	1		1
12b-1 fees	3,586		7,869
Other accrued expenses	31,609		26,767
Total Liabilities	5,112,560		5,679,651
NET ASSETS:
Capital	340,138,209		175,169,571
Total accumulated earnings/(loss)	41,499,183		45,541,509
Net Assets	$381,637,392		$220,711,080
Net Assets
Class A Shares	$24,009,531		$51,065,706
Class C Shares	1,241,204		3,490,514
Class R Shares	1,997,933		4,454,043
Class R6 Shares	251,586,064		46,776,098
Class Y Shares	102,802,660		114,924,719
Total	$381,637,392		$220,711,080
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	1,780,230		2,956,906
Class C Shares	127,684		209,213
Class R Shares	158,758		206,465
Class R6 Shares	22,592,885		3,633,624
Class Y Shares	7,734,984		6,711,827
Total	32,394,541		13,718,035
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$13.49		$17.27
Class C Shares (c)	9.72		16.68
Class R Shares	12.58		21.57
Class R6 Shares	11.14		12.87
Class Y Shares	13.29		17.12
Maximum Sales Charge — Class A Shares	5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$14.31		$18.32

(a)  Includes $4,295,333 of securities on loan.

(b)  Includes $4,934,538 of securities on loan.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

48

Victory Portfolios	Statements of Assets and Liabilities December 31, 2020
	Victory Sophus Emerging Markets Fund		Victory Sophus Emerging Markets Small Cap Fund
ASSETS:
Investments, at value (Cost $344,259,183 and $3,411,918)	$472,880,016	(a)	$4,262,436
Foreign currency, at value (Cost $10,420 and $12,534)	11,266		12,913
Cash and cash equivalents	3,725,513		—
Receivables:
Interest and dividends	1,181,204		11,974
Capital shares issued	1,409,007		—
Investments sold	1,456,911		351,711
Reclaims	4,987		215
From Adviser	202,236		26,673
Prepaid expenses	8,512		22,708
Total Assets	480,879,652		4,688,630
LIABILITIES:
Payables:
Collateral received on loaned securities	4,685,980		—
Payable to custodian	—		404,332
Investments purchased	1,591,774		21,843
Capital shares redeemed	698,412		143,380
Accrued foreign capital gains taxes	331,881		28
Accrued expenses and other payables:
Investment advisory fees	387,477		4,709
Administration fees	23,863		234
Custodian fees	45,831		8,371
Transfer agent fees	44,895		404
Compliance fees	315		3
Trustees' fees	117		—	(b)
12b-1 fees	10,676		73
Other accrued expenses	59,172		22,010
Total Liabilities	7,880,393		605,387
NET ASSETS:
Capital	372,046,218		3,432,830
Total accumulated earnings/(loss)	100,953,041		650,413
Net Assets	$472,999,259		$4,083,243
Net Assets
Class A Shares	$60,206,290		$223,969
Class C Shares	3,261,022		87,713
Class R Shares	13,531,311		—
Class R6 Shares	115,636,607		—
Class Y Shares	280,364,029		3,771,561
Total	$472,999,259		$4,083,243
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	2,437,157		27,888
Class C Shares	177,443		12,062
Class R Shares	585,010		—
Class R6 Shares	4,607,695		—
Class Y Shares	11,281,650		472,197
Total	19,088,955		512,147
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$24.70		$8.03
Class C Shares (c)	18.38		7.27
Class R Shares	23.13		—
Class R6 Shares	25.10		—
Class Y Shares	24.85		7.99
Maximum Sales Charge — Class A Shares	5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$26.21		$8.52

(a)  Includes $4,513,824 of securities on loan.

(b)  Rounds to less than $1.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

49

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2020
	Victory RS International Fund	Victory RS Global Fund
Investment Income:
Dividends	$9,106,884	$2,627,515
Non-cash dividends	709,031	—
Interest	31,207	11,569
Securities lending (net of fees)	48,673	11,820
Foreign tax withholding	(977,482)	(152,673)
Total Income	8,918,313	2,498,231
Expenses:
Investment advisory fees	2,450,489	1,013,702
Administration fees	186,254	76,884
Sub-Administration fees	14,132	14,132
12b-1 fees — Class A Shares	55,130	93,292
12b-1 fees — Class C Shares	13,187	29,672
12b-1 fees — Class R Shares	11,106	18,369
Accounting fees	29,233	10,333
Custodian fees	53,366	38,658
Transfer agent fees — Class A Shares	44,008	59,869
Transfer agent fees — Class C Shares	2,005	3,708
Transfer agent fees — Class R Shares	4,764	4,307
Transfer agent fees — Class R6 Shares	331	238
Transfer agent fees — Class Y Shares	122,335	90,710
Trustees' fees	23,403	9,486
Compliance fees	2,593	1,025
Legal and audit fees	33,106	23,142
State registration and filing fees	91,105	80,424
Interfund lending fees	23	32
Other expenses	39,681	22,507
Total Expenses	3,176,251	1,590,490
Expenses waived/reimbursed by Adviser	(491,864)	(690,062)
Net Expenses	2,684,387	900,428
Net Investment Income (Loss)	6,233,926	1,597,803
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	(8,724,622)	(1,384,009)
Foreign taxes on realized gains	—	(9,838)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	28,956,558	29,611,926
Net change in accrued foreign taxes on unrealized gains	—	(18,369)
Net realized/unrealized gains (losses) on investments	20,231,936	28,199,710
Change in net assets resulting from operations	$26,465,862	$29,797,513
See notes to financial statements.

50

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2020
	Victory Sophus Emerging Markets Fund	Victory Sophus Emerging Markets Small Cap Fund
Investment Income:
Dividends	$7,255,576	$114,736
Interest	9,668	309
Securities lending (net of fees)	20,582	861
Foreign tax withholding	(835,463)	(13,486)
Total Income	6,450,363	102,420
Expenses:
Investment advisory fees	3,581,765	55,117
Administration fees	217,411	2,684
Sub-Administration fees	14,132	14,132
12b-1 fees — Class A Shares	130,095	713
12b-1 fees — Class C Shares	35,127	981
12b-1 fees — Class R Shares	59,592	—
Accounting fees	25,220	17,061
Custodian fees	244,309	54,801
Transfer agent fees — Class A Shares	86,097	587
Transfer agent fees — Class C Shares	4,771	240
Transfer agent fees — Class R Shares	19,282	—
Transfer agent fees — Class R6 Shares	1,744	—
Transfer agent fees — Class Y Shares	232,907	514
Trustees' fees	29,301	1,847
Compliance fees	3,088	39
Legal and audit fees	53,208	24,889
State registration and filing fees	87,039	44,399
Line of credit fees	—	— (a)
Interfund lending fees	572	—
Other expenses	79,890	8,642
Total Expenses	4,905,550	226,646
Expenses waived/reimbursed by Adviser	(1,137,721)	(158,858)
Net Expenses	3,767,829	67,788
Net Investment Income (Loss)	2,682,534	34,632
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	(8,580,529)	(147,646)
Foreign tax (paid) refunds on realized gains	(33,003)	6,357
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	61,176,294	257,520
Net change in accrued foreign taxes on unrealized gains	(221,455)	2,277
Net realized/unrealized gains (losses) on investments	52,341,307	118,508
Change in net assets resulting from operations	$55,023,841	$153,140

(a)  Amount is less than $1.

See notes to financial statements.

51

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS International Fund		Victory RS Global Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$6,233,926	$1,446,540	$1,597,803	$998,312
Net realized gains (losses) from investments	(8,724,622)	(113,975)	(1,393,847)	(626,741)
Net change in unrealized appreciation/depreciation on investments	28,956,558	19,916,509	29,593,557	13,988,831
Change in net assets resulting from operations	26,465,862	21,249,074	29,797,513	14,360,402
Distributions to Shareholders:
Class A Shares	(274,567)	(14,432)	(331,988)	(298,099)
Class C Shares	(10,582)	(963)	(1,968)	(18,415)
Class R Shares	(18,299)	(1,332)	(15,302)	(18,008)
Class R6 Shares (a)	(4,128,368)	(400,310)	(385,647)	(1,870)
Class Y Shares	(1,376,768)	(155,010)	(921,568)	(719,354)
Change in net assets resulting from distributions to shareholders	(5,808,584)	(572,047)	(1,656,473)	(1,055,746)
Change in net assets resulting from capital transactions	80,166,899	235,953,255	107,968,352	35,779,871
Change in net assets	100,824,177	256,630,282	136,109,392	49,084,527
Net Assets:
Beginning of period	280,813,215	24,182,933	84,601,688	35,517,161
End of period	$381,637,392	$280,813,215	$220,711,080	$84,601,688

(a)  Victory RS International Fund and Victory RS Global Fund Class R6 Shares commenced operations on May 2, 2019.

(continues on next page)

See notes to financial statements.

52

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS International Fund		Victory RS Global Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Capital Transactions:
Class A Shares
Proceeds from shares issued	$5,891,859	$6,373,842	$27,939,328	$20,850,831
Distributions reinvested	269,013	14,244	331,945	297,840
Cost of shares redeemed	(6,074,845)	(3,048,817)	(9,924,361)	(2,936,045)
Total Class A Shares	$86,027	$3,339,269	$18,346,912	$18,212,626
Class C Shares
Proceeds from shares issued	$214,019	$819,811	$1,659,100	$795,903
Distributions reinvested	10,582	960	1,968	17,374
Cost of shares redeemed	(487,454)	(247,174)	(1,700,108)	(737,389)
Total Class C Shares	$(262,853)	$573,597	$(39,040)	$75,888
Class R Shares
Proceeds from shares issued	$518,709	$927,579	$1,990,563	$771,536
Distributions reinvested	18,299	1,332	15,299	18,002
Cost of shares redeemed	(1,230,005)	(477,688)	(602,183)	(869,410)
Total Class R Shares	$(692,997)	$451,223	$1,403,679	$(79,872)
Class R6 Shares (a)
Proceeds from shares issued	$73,968,309	$173,919,837	$41,962,795	$116,672
Distributions reinvested	4,107,091	397,374	385,647	1,870
Cost of shares redeemed	(19,424,029)	(6,233,457)	(752,758)	—
Total Class R6 Shares	$58,651,371	$168,083,754	$41,595,684	$118,542
Class Y Shares
Proceeds from shares issued	$71,266,377	$67,946,711	$68,083,654	$28,548,290
Distributions reinvested	1,374,919	154,814	915,332	711,835
Cost of shares redeemed	(50,255,945)	(4,596,113)	(22,337,869)	(11,807,438)
Total Class Y Shares	$22,385,351	$63,505,412	$46,661,117	$17,452,687
Change in net assets resulting from capital transactions	$80,166,899	$235,953,255	$107,968,352	$35,779,871

(continues on next page)

See notes to financial statements.

53

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS International Fund		Victory RS Global Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Share Transactions:
Class A Shares
Issued	520,901	523,906	1,818,428	1,487,189
Reinvested	20,398	1,104	19,660	20,145
Redeemed	(510,652)	(253,679)	(662,112)	(220,393)
Total Class A Shares	30,647	271,331	1,175,976	1,286,941
Class C Shares
Issued	24,911	95,902	114,694	59,708
Reinvested	1,110	103	120	1,215
Redeemed	(56,413)	(28,453)	(121,250)	(56,283)
Total Class C Shares	(30,392)	67,552	(6,436)	4,640
Class R Shares
Issued	47,273	83,638	112,039	45,802
Reinvested	1,485	111	725	976
Redeemed	(109,795)	(43,472)	(33,773)	(52,905)
Total Class R Shares	(61,037)	40,277	78,991	(6,127)
Class R6 Shares (a)
Issued	7,441,337	17,284,970	3,654,266	10,988
Reinvested	377,160	37,199	30,626	170
Redeemed	(1,925,957)	(621,824)	(62,426)	—
Total Class R6 Shares	5,892,540	16,700,345	3,622,466	11,158
Class Y Shares
Issued	6,057,992	5,719,982	4,700,411	2,167,090
Reinvested	105,805	12,169	54,670	48,603
Redeemed	(4,344,365)	(387,903)	(1,611,862)	(884,579)
Total Class Y Shares	1,819,432	5,344,248	3,143,219	1,331,114
Change in Shares	7,651,190	22,423,753	8,014,216	2,627,726

(a)  Victory RS International Fund and Victory RS Global Fund Class R6 Shares commenced operations on May 2, 2019.

See notes to financial statements.

54

Victory Portfolios	Statements of Changes in Net Assets
	Victory Sophus Emerging Markets Fund		Victory Sophus Emerging Markets Small Cap Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$2,682,534	$8,164,402	$34,632	$61,545
Net realized gains (losses) from investments	(8,613,532)	(6,776,933)	(141,289)	118,618
Net change in unrealized appreciation/depreciation on investments	60,954,839	72,555,651	259,797	785,941
Change in net assets resulting from operations	55,023,841	73,943,120	153,140	966,104
Distributions to Shareholders:
Class A Shares	(535,962)	(277,823)	(1,226)	(2,782)
Class C Shares	(13,061)	—	—	(314)
Class R Shares	(104,197)	(39,217)	—	—
Class R6 Shares	(1,356,685)	(562,165)	—	—
Class Y Shares	(3,274,466)	(1,923,302)	(31,403)	(56,360)
Change in net assets resulting from distributions to shareholders	(5,284,371)	(2,802,507)	(32,629)	(59,456)
Change in net assets resulting from capital transactions	13,691,046	51,599,325	(1,352,607)	72,811
Change in net assets	63,430,516	122,739,938	(1,232,096)	979,459
Net Assets:
Beginning of period	409,568,743	286,828,805	5,315,339	4,335,880
End of period	$472,999,259	$409,568,743	$4,083,243	$5,315,339

(continues on next page)

See notes to financial statements.

55

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory Sophus Emerging Markets Fund		Victory Sophus Emerging Markets Small Cap Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Capital Transactions:
Class A Shares
Proceeds from shares issued	$6,957,366	$9,482,029	$7,780	$32,131
Distributions reinvested	522,611	271,641	1,226	2,782
Cost of shares redeemed	(16,658,257)	(16,188,808)	(147,652)	(93,194)
Total Class A Shares	$(9,178,280)	$(6,435,138)	$(138,646)	$(58,281)
Class C Shares
Proceeds from shares issued	$127,024	$530,542	$—	$18,900
Distributions reinvested	13,061	—	—	314
Cost of shares redeemed	(2,713,128)	(6,342,404)	(51,798)	(16,359)
Total Class C Shares	$(2,573,043)	$(5,811,862)	$(51,798)	$2,855
Class R Shares
Proceeds from shares issued	$1,471,645	$1,606,429	$—	$—
Distributions reinvested	104,042	39,076	—	—
Cost of shares redeemed	(3,568,641)	(3,009,268)	—	—
Total Class R Shares	$(1,992,954)	$(1,363,763)	$—	$—
Class R6 Shares
Proceeds from shares issued	$46,226,922	$44,467,648	$—	$—
Distributions reinvested	1,298,132	562,165	—	—
Cost of shares redeemed	(19,463,001)	(12,538,852)	—	—
Total Class R6 Shares	$28,062,053	$32,490,961	$—	$—
Class Y Shares
Proceeds from shares issued	$107,294,571	$111,480,099	$1,579,841	$944,047
Distributions reinvested	3,263,776	1,893,634	31,403	56,360
Cost of shares redeemed	(111,185,077)	(80,654,606)	(2,773,407)	(872,170)
Total Class Y Shares	$(626,730)	$32,719,127	$(1,162,163)	$128,237
Change in net assets resulting from capital transactions	$13,691,046	$51,599,325	$(1,352,607)	$72,811

(continues on next page)

See notes to financial statements.

56

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory Sophus Emerging Markets Fund		Victory Sophus Emerging Markets Small Cap Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Share Transactions:
Class A Shares
Issued	341,798	497,792	1,617	4,925
Reinvested	22,091	12,862	162	384
Redeemed	(843,984)	(849,774)	(19,778)	(14,442)
Total Class A Shares	(480,095)	(339,120)	(17,999)	(9,133)
Class C Shares
Issued	7,996	37,273	—	3,242
Reinvested	742	—	—	48
Redeemed	(194,273)	(450,593)	(8,954)	(2,616)
Total Class C Shares	(185,535)	(413,320)	(8,954)	674
Class R Shares
Issued	80,371	89,819	—	—
Reinvested	4,697	1,974	—	—
Redeemed	(189,786)	(166,112)	—	—
Total Class R Shares	(104,718)	(74,319)	—	—
Class R6 Shares
Issued	2,177,920	2,305,144	—	—
Reinvested	54,021	26,252	—	—
Redeemed	(954,262)	(654,118)	—	—
Total Class R6 Shares	1,277,679	1,677,278	—	—
Class Y Shares
Issued	5,108,144	5,878,564	221,024	142,497
Reinvested	137,133	89,198	4,170	7,798
Redeemed	(5,852,490)	(4,237,322)	(416,509)	(129,332)
Total Class Y Shares	(607,213)	1,730,440	(191,315)	20,963
Change in Shares	(99,882)	2,580,959	(218,268)	12,504

See notes to financial statements.

57

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions
Victory RS International Fund
Class A
Year Ended 12/31/20	$12.93	0.21	0.51	0.72	(0.13)	(0.03)	(0.16)
Year Ended 12/31/19	$10.63	0.26	2.05	2.31	— (e)	(0.01)	(0.01)
Year Ended 12/31/18	$12.12	0.23	(1.52)	(1.29)	(0.20)	—	(0.20)
Year Ended 12/31/17	$9.84	0.19	2.29	2.48	(0.20)	—	(0.20)
Year Ended 12/31/16	$9.78	0.16	(0.07)	0.09	(0.17)	—	(0.17)
Class C
Year Ended 12/31/20	$9.36	0.10	0.34	0.44	(0.05)	(0.03)	(0.08)
Year Ended 12/31/19	$7.76	0.12	1.49	1.61	—	(0.01)	(0.01)
Year Ended 12/31/18	$8.89	0.11	(1.11)	(1.00)	(0.13)	—	(0.13)
Year Ended 12/31/17	$7.26	0.08	1.68	1.76	(0.13)	—	(0.13)
Year Ended 12/31/16	$7.26	0.07	(0.08)	(0.01)	(0.13)	—	(0.13)
Class R
Year Ended 12/31/20	$12.07	0.18	0.45	0.63	(0.09)	(0.03)	(0.12)
Year Ended 12/31/19	$9.95	0.21	1.92	2.13	—	(0.01)	(0.01)
Year Ended 12/31/18	$11.35	0.19	(1.42)	(1.23)	(0.17)	—	(0.17)
Year Ended 12/31/17	$9.23	0.15	2.14	2.29	(0.17)	—	(0.17)
Year Ended 12/31/16	$9.18	0.11	(0.06)	0.05	(0.14)	—	(0.14)
Class R6
Year Ended 12/31/20	$10.70	0.20	0.43	0.63	(0.16)	(0.03)	(0.19)
5/2/2019(g) through 12/31/19	$10.00	0.06	0.67	0.73	(0.02)	(0.01)	(0.03)
Class Y
Year Ended 12/31/20	$12.74	0.25	0.49	0.74	(0.16)	(0.03)	(0.19)
Year Ended 12/31/19	$10.47	0.22	2.08	2.30	(0.02)	(0.01)	(0.03)
Year Ended 12/31/18	$11.93	0.23	(1.47)	(1.24)	(0.22)	—	(0.22)
Year Ended 12/31/17	$9.69	0.22	2.26	2.48	(0.24)	—	(0.24)
Year Ended 12/31/16	$9.62	0.18	(0.06)	0.12	(0.19)	—	(0.19)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

58

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)		Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory RS International Fund
Class A
Year Ended 12/31/20	—	$13.49	5.55%		1.13%	1.79%	1.47%	$24,010	52%
Year Ended 12/31/19	—	$12.93	21.72%		1.13%	2.18%	1.55%	$22,620	20%
Year Ended 12/31/18	—	$10.63	(10.65)%		1.13%	1.97%	1.61%	$15,716	52%
Year Ended 12/31/17	—	$12.12	25.26%		1.20%	1.66%	1.81%	$18,512	60%
Year Ended 12/31/16	0.14	$9.84	2.41	%(f)	1.40%	1.64%	1.95%	$16,799	103%
Class C
Year Ended 12/31/20	—	$9.72	4.76%		1.88%	1.14%	3.07%	$1,241	52%
Year Ended 12/31/19	—	$9.36	20.70%		1.88%	1.39%	3.14%	$1,480	20%
Year Ended 12/31/18	—	$7.76	(11.24)%		1.88%	1.23%	3.52%	$702	52%
Year Ended 12/31/17	—	$8.89	24.25%		1.95%	0.92%	3.26%	$1,066	60%
Year Ended 12/31/16	0.14	$7.26	1.77	%(f)	2.15%	0.97%	3.05%	$1,228	103%
Class R
Year Ended 12/31/20	—	$12.58	5.21%		1.38%	1.60%	2.24%	$1,998	52%
Year Ended 12/31/19	—	$12.07	21.37%		1.38%	1.87%	2.32%	$2,652	20%
Year Ended 12/31/18	—	$9.95	(10.85)%		1.38%	1.73%	2.31%	$1,786	52%
Year Ended 12/31/17	—	$11.35	24.85%		1.48%	1.39%	2.48%	$2,522	60%
Year Ended 12/31/16	0.14	$9.23	2.06	%(f)	1.80%	1.26%	2.29%	$2,279	103%
Class R6
Year Ended 12/31/20	—	$11.14	5.90%		0.83%	2.03%	0.93%	$251,586	52%
5/2/2019(g) through 12/31/19	—	$10.70	7.24%		0.83%	0.92%	0.97%	$178,695	20%
Class Y
Year Ended 12/31/20	—	$13.29	5.80%		0.88%	2.11%	1.09%	$102,803	52%
Year Ended 12/31/19	—	$12.74	21.94%		0.88%	1.80%	1.16%	$75,366	20%
Year Ended 12/31/18	—	$10.47	(10.38)%		0.88%	1.97%	1.62%	$5,979	52%
Year Ended 12/31/17	—	$11.93	25.56%		0.94%	1.98%	1.85%	$3,122	60%
Year Ended 12/31/16	0.14	$9.69	2.69	%(f)	1.15%	1.93%	1.80%	$2,626	103%

(e)  Amount is less than $0.005 per share.

(f)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 8)

(g)  Commencement of operations.

See notes to financial statements.

59

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Return of Capital
Victory RS Global Fund
Class A
Year Ended 12/31/20	$14.86	0.18	2.35	2.53	(0.11)	(0.01)	—
Year Ended 12/31/19	$11.53	0.21	3.29	3.50	(0.16)	(0.01)	—
Year Ended 12/31/18	$12.75	0.20	(0.90)	(0.70)	(0.16)	(0.36)	—
Year Ended 12/31/17	$11.16	0.15	2.53	2.68	—	(1.00)	(0.09)
Year Ended 12/31/16	$11.56	0.13	0.65	0.78	(0.03)	(1.15)	—
Class C
Year Ended 12/31/20	$14.38	0.07	2.24	2.31	— (e)	(0.01)	—
Year Ended 12/31/19	$11.17	0.14	3.16	3.30	(0.08)	(0.01)	—
Year Ended 12/31/18	$12.38	0.10	(0.87)	(0.77)	(0.08)	(0.36)	—
Year Ended 12/31/17	$10.95	0.05	2.47	2.52	—	(1.00)	(0.09)
Year Ended 12/31/16	$11.42	0.05	0.63	0.68	—	(1.15)	—
Class R
Year Ended 12/31/20	$18.55	0.18	2.92	3.10	(0.07)	(0.01)	—
Year Ended 12/31/19	$14.37	0.25	4.07	4.32	(0.13)	(0.01)	—
Year Ended 12/31/18	$15.76	0.20	(1.10)	(0.90)	(0.13)	(0.36)	—
Year Ended 12/31/17	$13.62	0.05	3.18	3.23	—	(1.00)	(0.09)
Year Ended 12/31/16	$11.50	0.09	3.43	3.52	(0.25)	(1.15)	—
Class R6
Year Ended 12/31/20	$11.07	0.08	1.83	1.91	(0.10)	(0.01)	—
5/2/19(g) through 12/31/19	$10.00	0.13	1.12	1.25	(0.17)	(0.01)	—
Class Y
Year Ended 12/31/20	$14.72	0.20	2.34	2.54	(0.13)	(0.01)	—
Year Ended 12/31/19	$11.42	0.26	3.24	3.50	(0.19)	(0.01)	—
Year Ended 12/31/18	$12.63	0.23	(0.89)	(0.66)	(0.19)	(0.36)	—
Year Ended 12/31/17	$11.04	0.18	2.50	2.68	—	(1.00)	(0.09)
Year Ended 12/31/16	$11.60	0.15	0.67	0.82	(0.23)	(1.15)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

60

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)		Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory RS Global Fund
Class A
Year Ended 12/31/20	(0.12)	$17.27	17.00%		0.85%	1.22%	1.40%	$51,066	71%
Year Ended 12/31/19	(0.17)	$14.86	30.36%		0.85%	1.51%	1.53%	$26,471	46%
Year Ended 12/31/18	(0.52)	$11.53	(5.45)%		0.94%	1.51%	1.75%	$5,695	58%
Year Ended 12/31/17	(1.09)	$12.75	24.48%		1.17%	1.24%	1.90%	$3,456	187%
Year Ended 12/31/16	(1.18)	$11.16	6.67%		1.40%	1.12%	1.71%	$5,366	184%
Class C
Year Ended 12/31/20	(0.01)	$16.68	16.06%		1.60%	0.48%	2.53%	$3,491	71%
Year Ended 12/31/19	(0.09)	$14.38	29.52%		1.60%	1.07%	2.59%	$3,101	46%
Year Ended 12/31/18	(0.44)	$11.17	(6.20)%		1.70%	0.79%	2.59%	$2,358	58%
Year Ended 12/31/17	(1.09)	$12.38	23.47%		1.91%	0.41%	3.00%	$2,167	187%
Year Ended 12/31/16	(1.15)	$10.95	5.92%		2.16%	0.41%	2.44%	$1,270	184%
Class R
Year Ended 12/31/20	(0.08)	$21.57	16.70%		1.10%	0.98%	1.93%	$4,454	71%
Year Ended 12/31/19	(0.14)	$18.55	30.10%		1.10%	1.53%	2.34%	$2,365	46%
Year Ended 12/31/18	(0.49)	$14.37	(5.68)%		1.20%	1.25%	2.34%	$1,920	58%
Year Ended 12/31/17	(1.09)	$15.76	24.09%		1.61%	0.38%	2.76%	$2,281	187%
Year Ended 12/31/16	(1.40)	$13.62	30.57	%(f)	1.68%	0.74%	1.81%	$9,213	184%
Class R6
Year Ended 12/31/20	(0.11)	$12.87	17.27%		0.55%	0.64%	1.16%	$46,776	71%
5/2/19(g) through 12/31/19	(0.18)	$11.07	12.47%		0.55%	1.85%	28.85%	$124	46%
Class Y
Year Ended 12/31/20	(0.14)	$17.12	17.27%		0.60%	1.38%	1.10%	$114,925	71%
Year Ended 12/31/19	(0.20)	$14.72	30.69%		0.60%	1.95%	1.17%	$52,541	46%
Year Ended 12/31/18	(0.55)	$11.42	(5.17)%		0.70%	1.80%	1.20%	$25,544	58%
Year Ended 12/31/17	(1.09)	$12.63	24.75%		0.88%	1.44%	1.32%	$24,657	187%
Year Ended 12/31/16	(1.38)	$11.04	7.01%		1.09%	1.30%	1.36%	$13,430	184%

(e)  Amount is less than $0.005.

(f)  During the period, the share class recognized certain expense reimbursements and due to the fluctuation in average net assets during the same period the total return reflected is significantly higher than the other share classes of the Fund. The total return would have been 6.39% had the expense reimbursements not occurred.

(g)  Commencement of operations.

See notes to financial statements.

61

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions
Victory Sophus Emerging Markets Fund
Class A
Year Ended 12/31/20	$21.37	0.10	3.45	3.55	(0.22)	—	(0.22)
Year Ended 12/31/19	$17.45	0.37	3.65	4.02	(0.10)	—	(0.10)
Year Ended 12/31/18	$22.52	0.24	(4.54)	(4.30)	(0.13)	(0.64)	(0.77)
Year Ended 12/31/17	$15.98	0.16	6.55	6.71	(0.17)	—	(0.17)
Year Ended 12/31/16	$14.60	0.11	1.38	1.49	(0.15)	—	(0.15)
Class C
Year Ended 12/31/20	$15.94	(0.07)	2.58	2.51	(0.07)	—	(0.07)
Year Ended 12/31/19	$13.06	0.14	2.74	2.88	—	—	—
Year Ended 12/31/18	$17.07	0.05	(3.42)	(3.37)	— (f)	(0.64)	(0.64)
Year Ended 12/31/17	$12.17	— (f)	4.97	4.97	(0.07)	—	(0.07)
Year Ended 12/31/16	$11.20	(0.01)	1.05	1.04	(0.11)	—	(0.11)
Class R
Year Ended 12/31/20	$20.03	0.05	3.23	3.28	(0.18)	—	(0.18)
Year Ended 12/31/19	$16.37	0.31	3.41	3.72	(0.06)	—	(0.06)
Year Ended 12/31/18	$21.18	0.18	(4.26)	(4.08)	(0.09)	(0.64)	(0.73)
Year Ended 12/31/17	$15.03	0.09	6.17	6.26	(0.11)	—	(0.11)
Year Ended 12/31/16	$13.76	0.07	1.30	1.37	(0.14)	—	(0.14)
Class R6
Year Ended 12/31/20	$21.68	0.20	3.52	3.72	(0.30)	—	(0.30)
Year Ended 12/31/19	$17.68	0.52	3.65	4.17	(0.17)	—	(0.17)
Year Ended 12/31/18	$22.81	0.34	(4.62)	(4.28)	(0.21)	(0.64)	(0.85)
Year Ended 12/31/17	$16.16	0.34	6.57	6.91	(0.26)	—	(0.26)
11/15/16(h) through 12/31/16	$15.91	0.04	0.25	0.29	(0.04)	—	(0.04)
Class Y
Year Ended 12/31/20	$21.48	0.16	3.50	3.66	(0.29)	—	(0.29)
Year Ended 12/31/19	$17.54	0.45	3.65	4.10	(0.16)	—	(0.16)
Year Ended 12/31/18	$22.64	0.35	(4.61)	(4.26)	(0.20)	(0.64)	(0.84)
Year Ended 12/31/17	$16.05	0.21	6.62	6.83	(0.24)	—	(0.24)
Year Ended 12/31/16	$14.61	0.18	1.37	1.55	(0.15)	—	(0.15)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

62

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets				Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)		Net Expenses(c)	Net Investment Income (Loss)(c)		Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory Sophus Emerging Markets Fund
Class A
Year Ended 12/31/20	—	$24.70	16.73%		1.34%	0.47%		1.64%	$60,206	109%
Year Ended 12/31/19	—	$21.37	22.96%		1.34%	1.95%		1.62%	$62,346	96%
Year Ended 12/31/18	—	$17.45	(19.08)%		1.34%	1.11%		1.61%	$56,823	118%
Year Ended 12/31/17	—	$22.52	42.08%		1.54%	0.80%		1.66%	$76,485	113%
Year Ended 12/31/16	0.04	$15.98	10.50	%(e)	1.65%	0.73%		1.67%	$61,767	120%
Class C
Year Ended 12/31/20	—	$18.38	15.79%		2.14%	(0.45)%		2.69%	$3,261	109%
Year Ended 12/31/19	—	$15.94	22.05%		2.14%	0.99%		2.48%	$5,787	96%
Year Ended 12/31/18	—	$13.06	(19.75)%		2.14%	0.31%		2.40%	$10,141	118%
Year Ended 12/31/17	—	$17.07	40.96%		2.34%	—	%(g)	2.46%	$15,854	113%
Year Ended 12/31/16	0.04	$12.17	9.62	%(e)	2.45%	(0.09)%		2.48%	$12,273	120%
Class R
Year Ended 12/31/20	—	$23.13	16.46%		1.58%	0.25%		1.95%	$13,531	109%
Year Ended 12/31/19	—	$20.03	22.64%		1.58%	1.71%		1.94%	$13,817	96%
Year Ended 12/31/18	—	$16.37	(19.24)%		1.58%	0.89%		1.91%	$12,505	118%
Year Ended 12/31/17	—	$21.18	41.69%		1.83%	0.50%		2.00%	$17,875	113%
Year Ended 12/31/16	0.04	$15.03	10.26	%(e)	1.87%	0.50%		1.87%	$15,923	120%
Class R6
Year Ended 12/31/20	—	$25.10	17.28%		0.89%	0.95%		1.21%	$115,637	109%
Year Ended 12/31/19	—	$21.68	23.55%		0.89%	2.69%		1.22%	$72,196	96%
Year Ended 12/31/18	—	$17.68	(18.73)%		0.89%	1.59%		1.24%	$29,228	118%
Year Ended 12/31/17	—	$22.81	42.77%		1.03%	1.66%		1.39%	$18,762	113%
11/15/16(h) through 12/31/16	—	$16.16	1.81%		1.16%	1.79%		21.70%	$64	120%
Class Y
Year Ended 12/31/20	—	$24.85	17.10%		0.99%	0.79%		1.31%	$280,364	109%
Year Ended 12/31/19	—	$21.48	23.40%		0.99%	2.32%		1.30%	$255,423	96%
Year Ended 12/31/18	—	$17.54	(18.77)%		0.99%	1.64%		1.30%	$178,132	118%
Year Ended 12/31/17	—	$22.64	42.59%		1.18%	1.07%		1.33%	$100,902	113%
Year Ended 12/31/16	0.04	$16.05	10.86	%(e)	1.32%	1.17%		1.38%	$60,277	120%

(e)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown. (See Note 8)

(f)  Amount is less than $0.005 per share.

(g)  Amount is less than $0.005%.

(h)  Commencement of operations.

See notes to financial statements.

63

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Sophus Emerging Markets Small Cap Fund
Class A
Year Ended 12/31/20	$7.32	0.03	0.71	0.74	(0.03)	—
Year Ended 12/31/19	$6.07	0.06	1.25	1.31	(0.05)	(0.01)
Year Ended 12/31/18	$10.13	0.04	(2.27)	(2.23)	—	(1.83)
Year Ended 12/31/17	$9.75	0.12	3.86	3.98	(0.12)	(3.48)
Year Ended 12/31/16	$9.69	0.04	0.02	0.06	—	—
Class C
Year Ended 12/31/20	$6.66	(0.01)	0.62	0.61	—	—
Year Ended 12/31/19	$5.53	0.02	1.12	1.14	—	(0.01)
Year Ended 12/31/18	$9.51	0.01	(2.16)	(2.15)	—	(1.83)
Year Ended 12/31/17	$9.34	(0.02)	3.75	3.73	(0.08)	(3.48)
Year Ended 12/31/16	$9.56	(0.02)	(0.20)	(0.22)	—	—
Class Y
Year Ended 12/31/20	$7.29	0.05	0.71	0.76	(0.06)	—
Year Ended 12/31/19	$6.05	0.08	1.24	1.32	(0.07)	(0.01)
Year Ended 12/31/18	$10.08	0.09	(2.29)	(2.20)	—	(1.83)
Year Ended 12/31/17	$9.75	0.15	3.87	4.02	(0.21)	(3.48)
Year Ended 12/31/16	$9.74	0.06	0.02	0.08	(0.07)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Portfolio turnover increased due to change within portfolio holdings during the year.

See notes to financial statements.

64

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Sophus Emerging Markets Small Cap Fund
Class A
Year Ended 12/31/20	(0.03)	$8.03	10.27%	1.75%	0.49%	9.12%	$224	149%
Year Ended 12/31/19	(0.06)	$7.32	21.44%	1.75%	0.94%	8.02%	$336	112%
Year Ended 12/31/18	(1.83)	$6.07	(21.76)%	1.75%	0.39%	5.77%	$334	200%
Year Ended 12/31/17	(3.60)	$10.13	42.55%	1.75%	1.07%	2.94%	$1,456	227	%(c)
Year Ended 12/31/16	—	$9.75	0.62%	1.75%	0.44%	2.29%	$2,552	141%
Class C
Year Ended 12/31/20	—	$7.27	9.32%	2.50%	(0.23)%	18.25%	$88	149%
Year Ended 12/31/19	(0.01)	$6.66	20.53%	2.50%	0.25%	13.26%	$140	112%
Year Ended 12/31/18	(1.83)	$5.53	(22.31)%	2.51%	0.11%	13.96%	$112	200%
Year Ended 12/31/17	(3.56)	$9.51	41.68%	2.50%	(0.21)%	32.34%	$99	227	%(c)
Year Ended 12/31/16	—	$9.34	(2.30)%	2.50%	(0.18)%	3.12%	$24	141%
Class Y
Year Ended 12/31/20	(0.06)	$7.99	10.61%	1.50%	0.83%	4.54%	$3,772	149%
Year Ended 12/31/19	(0.08)	$7.29	21.76%	1.50%	1.25%	4.02%	$4,839	112%
Year Ended 12/31/18	(1.83)	$6.05	(21.57)%	1.51%	0.94%	3.82%	$3,890	200%
Year Ended 12/31/17	(3.69)	$10.08	43.02%	1.50%	1.32%	2.13%	$5,685	227	%(c)
Year Ended 12/31/16	(0.07)	$9.75	0.79%	1.50%	0.62%	1.98%	$17,261	141%

See notes to financial statements.

65

Victory Portfolios	Notes to Financial Statements December 31, 2020

1. Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company named "The Victory Portfolios," which was organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 42 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Each Fund is classified as diversified under the 1940 Act.

The accompanying financial statements are those of the following four Funds (collectively, the "Funds" and individually, a "Fund").

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory RS International Fund	RS International Fund	Classes A, C, R, R6 and Y
Victory RS Global Fund	RS Global Fund	Classes A, C, R, R6 and Y
Victory Sophus Emerging Markets Fund	Sophus Emerging Markets Fund	Classes A, C, R, R6 and Y
Victory Sophus Emerging Markets Small Cap Fund	Sophus Emerging Markets Small Cap Fund	Classes A, C and Y

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

66

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds' net asset values are calculated. The Funds use a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of December 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments.

	Level 1	Level 2	Level 3	Total
RS International Fund
Common Stocks	$—	$364,810,064	$—	$364,810,064
Exchange-Traded Funds	5,552,986	—	—	5,552,986
Collateral for Securities Loaned	4,558,013	—	—	4,558,013
Total	$10,110,999	$364,810,064	$—	$374,921,063
RS Global Fund
Common Stocks	$126,423,271	$88,335,121	$—	$214,758,392
Exchange-Traded Funds	650,372	—	—	650,372
Collateral for Securities Loaned	5,216,276	—	—	5,216,276
Total	$132,289,919	$88,335,121	$—	$220,625,040
Sophus Emerging Markets Fund
Common Stocks	$80,250,801	$387,943,235	$—	$468,194,036
Collateral for Securities Loaned	4,685,980	—	—	4,685,980
Total	$84,936,781	$387,943,235	$—	$472,880,016
Sophus Emerging Markets Small Cap Fund
Common Stocks	$338,620	$3,921,579	$—	$4,260,199
Rights	—	2,237	—	2,237
Total	$338,620	$3,923,816	$—	$4,262,436

67

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Sophus Emerging Markets Small Cap Fund
Balance as of December 31, 2019	$33,999
Accrued Discount (Premium)	—
Realized Gain (Loss)	(11,243)
Change in Unrealized Appreciation (Depreciation)	8,734
Purchases	—
Sales Proceeds	(31,490)
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of December 31, 2020	$—

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real- estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Funds may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying

68

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of December 31, 2020, the Funds had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay the Agent various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending transactions which are subject to offset under the MSLA as of December 31, 2020. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral and greater than overnight and continuous contractual maturity for non-cash collateral.

69

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020
	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
	Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 Days	>90 Days	Net Amount
RS International Fund	$4,295,333	$4,295,333	$—	$—	$—	$—
RS Global Fund	4,934,538	4,934,538	—	—	—	—
Sophus Emerging Markets Fund	4,513,824	4,513,824	—	—	—	—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed on the Statements of Assets and Liabilities.

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency translations on the Statements of Operations.

Foreign Taxes:

The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees and 12b-1 fees), and realized and unrealized gains or losses on investments are

70

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2020, were as follows:

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)
RS International Fund	$233,988,127	$155,783,405
RS Global Fund	192,920,129	88,858,738
Sophus Emerging Markets Fund	398,504,550	386,097,174
Sophus Emerging Markets Small Cap Fund	6,355,763	7,436,254

For the year ended December 31, 2020, there were no purchases or sales of U.S. Government Securities.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation and a wholly owned direct subsidiary of Victory Capital Operating, LLC. Amounts incurred and paid to VCM for the year ended December 31, 2020, are reflected on the Statements of Operations as Investment advisory fees.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Flat Rate
RS International Fund	0.80%
RS Global Fund	0.80%
Sophus Emerging Markets Fund	1.00%
Sophus Emerging Markets Small Cap Fund	1.25%

VCM also serves as the Funds' administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex. Amounts incurred for the year ended December 31, 2020, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Funds reimburse VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds. Amounts incurred for the year ended December 31, 2020, are reflected on the Statements of Operations as Sub-Administration fees.

Citibank serves as the Funds' custodian. The Funds pay Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statements of Operations as Custodian fees.

71

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statements of Operations as Transfer agent fees.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statements of Operations as Compliance fees.

Sidley Austin LLP provides legal services to the Trust.

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc. Amounts incurred for the year ended December 31, 2020, are reflected on the Statements of Operations as 12b-1 fees.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares and 1.00% of the average daily net assets of Class C Shares of the Funds. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor is entitled to receive commissions on sales of the Class A Shares of the Funds. For the year ended December 31, 2020, the Distributor received approximately $8,345 from commissions earned on sales of Class A Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2020, the expense limits (excluding voluntary waivers) are as follows:

	In effect until April 30, 2021
	Class A Shares	Class C Shares	Class R Shares	Class R6 Shares	Class Y Shares
RS International Fund	1.13%	1.88%	1.38%	0.83%	0.88%
RS Global Fund	0.85%	1.60%	1.10%	0.55%	0.60%
Sophus Emerging Markets Fund	1.34%	2.14%	1.58%	0.89%	0.99%
Sophus Emerging Markets Small Cap Fund	1.75%	2.50%	N/A	N/A	1.50%

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as Recoupment of prior expenses waived/reimbursed by Adviser.

72

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

As of December 31, 2020, the following amounts are available to be repaid to the Adviser. The Funds have not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at December 31, 2020.

	Expires December 30, 2021	Expires December 30, 2022	Expires December 31, 2023	Total
RS International Fund	$152,046	$266,869	$491,864	$910,779
RS Global Fund	205,996	359,812	690,062	1,255,870
Sophus Emerging Markets Fund	879,454	1,124,230	1,137,721	3,141,405
Sophus Emerging Markets Small Cap Fund	143,951	151,458	158,858	454,267

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2020.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, Custodian, Distributor, and Legal Counsel.

5. Risks:

Each Fund may be subject to other risks in addition to these identified risks.

Equity Risk — An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

Foreign Securities Risk — Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Emerging Markets Risk — The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Geopolitical/Natural Disaster Risk — An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These negative impacts

73

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Funds' investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended December 31, 2020, the Victory Funds Complex and the USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended December 31, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is presented on the Statements of Operations under Line of credit fees.

The average loans for the days outstanding and average interest rate for the Fund below during the year ended December 31, 2020, were as follows:

	Amount Outstanding at December 31, 2020	Average Borrowing*	Days Borrowings Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Sophus Emerging Markets Small Cap Fund	$—	$1,116,667	6	1.27%	$1,700,000

*  For the year ended December 31, 2020, based on the number of days borrowings were outstanding.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend money to and borrow money from any other Victory Fund, that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund during the period, if applicable, is presented on the Statements of Operations under Interest expense on interfund lending. As a Lender, interest earned by each Fund during the period, if applicable, is presented on the Statements of Operations under Interfund lending income.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

The average borrowing and lending for the days outstanding and average interest rate for each Fund during the year ended December 31, 2020, were as follows:

	Borrower or Lender	Amount Outstanding at December 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
RS International Fund	Borrower	$—	$1,386,000	1	0.61%	$1,386,000
RS Global Fund	Borrower	—	1,001,000	1	1.18%	1,001,000
Sophus Emerging Markets Fund	Borrower	—	4,152,714	7	0.83%	5,431,000

*  For the year ended December 31, 2020, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid annually for the Funds. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of December 31, 2020, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

	Total Accumulated Earnings/(Loss)	Capital
Sophus Emerging Markets Small Cap Fund	$4	$(4)

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Year Ended December 31, 2020
	Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
RS International Fund	$4,899,261	$909,323	$5,808,584
RS Global Fund	1,560,318	96,155	1,656,473
Sophus Emerging Markets Fund	5,284,371	—	5,284,371
Sophus Emerging Markets Small Cap Fund	32,629	—	32,629

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2020
	Year Ended December 31, 2019
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
RS International Fund	$422,976	$149,071	$572,047
RS Global Fund	997,875	57,871	1,055,746
Sophus Emerging Markets Fund	2,802,507	—	2,802,507
Sophus Emerging Markets Small Cap Fund	48,442	11,014	59,456

As of December 31, 2020, the components of accumulated earnings/(loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
RS International Fund	$3,354,617	$—	$3,354,617	$(2,778,208)	$40,922,774	$41,499,183
RS Global Fund	609,060	381,069	990,129	—	44,551,380	45,541,509
Sophus Emerging Markets Fund	2,707,364	—	2,707,364	(26,270,363)	124,516,040	100,953,041
Sophus Emerging Markets Small Cap Fund	12,712	—	12,712	(175,951)	813,652	650,413

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and passive foreign investment companies.

As of the tax year ended December 31, 2020, the following Funds had net capital loss carryforwards ("CLCFs") as summarized in the table below, which are not subject to expiration.

	Short-Term Amount	Long-Term Amount	Total
RS International Fund	$2,778,208	$—	$2,778,208
Sophus Emerging Markets Fund	26,270,363	—	26,270,363
Sophus Emerging Markets Small Cap Fund	127,143	48,808	175,951

As of December 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
RS International Fund	$334,031,617	$55,584,325	$(14,694,879)	$40,889,446
RS Global Fund	176,034,288	48,645,210	(4,054,458)	44,590,752
Sophus Emerging Markets Fund	347,961,317	133,063,185	(8,144,486)	124,918,699
Sophus Emerging Markets Small Cap Fund	3,448,792	903,327	(89,683)	813,644

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

8. Capital Contribution from Prior Custodian:

During 2016, certain Funds received notification from their prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Funds was accounted for as a capital contribution and is reflected on the Financial Highlights as Capital Contribution from Prior Custodian, Net.

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2020, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds. Shareholders of record may hold Fund shares for the benefit of their customers.

	Shareholder	Percent
RS International Fund	Gerlach Company	64.9%
Sophus Emerging Markets Fund	National Financial Services	32.1%
Sophus Emerging Markets Small Cap Fund	Gerlach Company	53.4%
Sophus Emerging Markets Small Cap Fund	Acuitas Emerging Markets Small Cap LP	27.6%

77

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory RS International Fund, Victory RS Global Fund, Victory Sophus Emerging Markets Fund and Victory Sophus Emerging Markets Small Cap Fund (the "Funds"), each a series of Victory Portfolios, as of December 31, 2020, the related statements of operations for the year then ended and the statements of changes in net assets, the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial highlights for the years ended December 31, 2018 and prior, were audited by other auditors whose report dated February 26, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 23, 2021

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Victory Portfolios	Supplemental Information December 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 42 portfolios in the Trust, 8 portfolios in Victory Variable Insurance Funds, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. David C. Brown is a Trustee of USAA Mutual Funds Trust and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012).
E. Lee Beard,* Born August 1951	Trustee	May 2005	Retired (since 2015)	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

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  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017); Advisor, (January 2016-April 2016) and Managing Partner (August 2014-January 2016) Endgate Commodities LLC.	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, Born December 1944	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	Trustee, USAA Mutual Funds Trust.

*  The Board has designated Ms. Beard and Mr. Meyer as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Victory Portfolios	Supplemental Information — continued December 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser; Chief Operations Officer, Victory Capital Services, Inc. (since 2020).
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	December 1997	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

81

Victory Portfolios	Supplemental Information — continued December 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended December 31 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020, through December 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value 12/31/20	Actual Expenses Paid During Period 7/1/20- 12/31/20	Hypothetical Expenses Paid During Period 7/1/20- 12/31/20*	Annualized Expense Ratio During Period 7/1/20- 12/31/20
RS International Fund
Class A Shares	$1,000.00	$1,181.60	$1,019.46	$6.20	$5.74	1.13%
Class C Shares	1,000.00	1,177.10	1,015.69	10.29	9.53	1.88%
Class R Shares	1,000.00	1,179.10	1,018.20	7.56	7.00	1.38%
Class R6 Shares	1,000.00	1,182.80	1,020.96	4.55	4.22	0.83%
Class Y Shares	1,000.00	1,182.30	1,020.71	4.83	4.47	0.88%

82

Victory Portfolios	Supplemental Information — continued December 31, 2020

  (Unaudited)

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value 12/31/20	Actual Expenses Paid During Period 7/1/20- 12/31/20	Hypothetical Expenses Paid During Period 7/1/20- 12/31/20*	Annualized Expense Ratio During Period 7/1/20- 12/31/20
RS Global Fund
Class A Shares	$1,000.00	$1,221.00	$1,020.86	$4.75	$4.32	0.85%
Class C Shares	1,000.00	1,216.50	1,017.09	8.91	8.11	1.60%
Class R Shares	1,000.00	1,219.60	1,019.61	6.14	5.58	1.10%
Class R6 Shares	1,000.00	1,222.40	1,022.37	3.07	2.80	0.55%
Class Y Shares	1,000.00	1,222.60	1,022.12	3.35	3.05	0.60%
Sophus Emerging Markets Fund
Class A Shares	1,000.00	1,315.00	1,018.40	7.80	6.80	1.34%
Class C Shares	1,000.00	1,309.90	1,014.38	12.43	10.84	2.14%
Class R Shares	1,000.00	1,313.60	1,017.19	9.19	8.01	1.58%
Class R6 Shares	1,000.00	1,318.20	1,020.66	5.19	4.52	0.89%
Class Y Shares	1,000.00	1,317.60	1,020.16	5.77	5.03	0.99%
Sophus Emerging Markets Small Cap Fund
Class A Shares	1,000.00	1,289.70	1,016.34	10.07	8.87	1.75%
Class C Shares	1,000.00	1,284.50	1,012.57	14.36	12.65	2.50%
Class Y Shares	1,000.00	1,292.60	1,017.60	8.64	7.61	1.50%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

83

Victory Portfolios	Supplemental Information — continued December 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

For the year ended December 31, 2020, the following Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Percent
RS International Fund	100%
RS Global Fund	100%
Sophus Emerging Markets Fund	93%
Sophus Emerging Markets Small Cap Fund	100%

Dividends qualified for corporate dividends received deductions of:

Percent
RS Global Fund	48%

For the year ended December 31, 2020, the following Funds designated long-term capital gain distributions:

Amount
RS International Fund	$909,323
RS Global Fund	96,155

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2020, were as follows:

	Foreign Source Income	Foreign Tax Expense
RS International Fund	$0.28	$0.03
Sophus Emerging Markets Fund	0.38	0.04
Sophus Emerging Markets Small Cap Fund	0.21	0.01

84

Victory Portfolios	Supplemental Information — continued December 31, 2020

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of each of the Funds at a meeting, which was called for that purpose, on December 2, 2020. The Board also considered information relating to the Funds and the Agreement provided throughout the year and, more specifically, at a meeting on October 27, 2020 called for the purpose of reviewing the Agreement. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds, which also serves as independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Funds' advisory arrangements by an independent consultant retained through their counsel.

The Board took into consideration regular reports from the Adviser throughout the COVID-19 pandemic public health crisis concerning how the ongoing pandemic has affected market volatility, investment risk and the implementation and effectiveness of business continuity plans. These reports also had confirmed that the pandemic had no material impact on the Adviser's operations.

The Board considered each Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Funds as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  The total expenses of each Fund;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between each Fund and the Adviser.

The Board reviewed each Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to each Fund individually. In addition, the Board compared each Fund's gross management fee and total operating expense ratio on a net and gross basis with the median gross management fee and median expense ratio of a universe of comparable mutual funds compiled by an independent consultant and a peer group of funds with similar investment strategies selected by that independent consultant from the universe. The Board reviewed the factors and methodology used by the independent consultant in the selection of each Fund's peer group, including the independent consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer

85

Victory Portfolios	Supplemental Information — continued December 31, 2020

  (Unaudited)

groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the independent consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. With respect to certain Funds, the Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the Funds included breakpoints, which are generally viewed as a method by which an investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below, and would consider breakpoints at a future time if a Fund's assets were to grow significantly.

The Board also reviewed the compliance and administrative services provided to the Funds by the Adviser and its affiliates, including the Adviser's oversight of the Funds' day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds and the Trust.

The Board found that the gross annual management fee paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

RS International Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed both the benchmark index and the peer group median for all of the periods reviewed, with the exception of the one-year period.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Global Fund

Noting that the Fund commenced operations in 2011, the Board compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for all of the periods reviewed, and outperformed the peer group median for all of the periods reviewed, with the exception of the one-year period.

Having considered, among other things: (1) the Fund's management compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

86

Victory Portfolios	Supplemental Information — continued December 31, 2020

  (Unaudited)

Sophus Emerging Markets Fund

The Board compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the one- and five-year periods, underperformed the benchmark index for the three- and ten-year periods, outperformed the peer group median for the one-year period, underperformed the peer group median for the ten-year period, and matched the peer group median for the three- and five-year periods.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Sophus Emerging Markets Small Cap Fund

Noting that the Fund commenced operations in 2014, the Board compared the Fund's Class A performance for the one-, three- and five-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for all of the periods reviewed, and underperformed the peer group median for all of the periods reviewed. The Board discussed with the Adviser how market conditions affected the Fund during periods of underperformance given the Fund's investment strategy and fee and expense profile.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of each Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

87

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VPRSIF-AR (12/20)

December 31, 2020

Annual Report

Victory RS Partners Fund

Victory RS Value Fund

Victory RS Large Cap Alpha Fund

Victory RS Investors Fund

Victory Global Natural Resources Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 (800-235-8396 for Member Class) or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Shareholder Letter (Unaudited)	3
Managers' Commentary and Investment Overview (Unaudited)	5
Investment Objective and Portfolio Holdings (Unaudited)	22
Financial Statements
The Victory Value Funds
Victory RS Partners Fund
Schedule of Portfolio Investments	27
Statement of Assets and Liabilities	39
Statement of Operations	41
Statements of Changes in Net Assets	43-45
Financial Highlights	50-51
Victory RS Value Fund
Schedule of Portfolio Investments	30
Statement of Assets and Liabilities	39
Statement of Operations	41
Statements of Changes in Net Assets	43-45
Financial Highlights	52-53
Victory RS Large Cap Alpha Fund
Schedule of Portfolio Investments	33
Statement of Assets and Liabilities	39
Statement of Operations	41
Statements of Changes in Net Assets	43-45
Financial Highlights	54-55
Victory RS Investors Fund
Schedule of Portfolio Investments	36
Statement of Assets and Liabilities	40
Statement of Operations	42
Statements of Changes in Net Assets	46-48
Financial Highlights	56-57
Victory Global Natural Resources Fund
Schedule of Portfolio Investments	38
Statement of Assets and Liabilities	40
Statement of Operations	42
Statements of Changes in Net Assets	46-48
Financial Highlights	58-59
Notes to Financial Statements	60
Report of Independent Registered Public Accounting Firm	70
Supplemental Information (Unaudited)	71
Trustee and Officer Information	71
Proxy Voting and Portfolio Holdings Information	74
Expense Examples	74
Additional Federal Income Tax Information	76
Advisory Contract Approval	77
Privacy Policy (inside back cover)

1

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call 800-539-3863 (800-235-8396 for Member Class) and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

The Funds are distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863 (800-235-8396 for Member Class). Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)
800-235-8396 for Member Class

Visit our website at:

www.vcm.com

2

Victory Funds Letter to Shareholders
(Unaudited)

Dear Shareholder,

When we look back on 2020, we will undoubtedly remember it as an extraordinary year. A year ago, no one could have imagined the unusual events that would challenge us personally, professionally, and collectively as a nation. But in retrospect, the trajectory of financial markets over the past year was nothing short of extraordinary.

The year began with rudimentary worries, such as economic growth rates, trade deals, and interest rates. But a novel coronavirus and the subsequent worldwide spread of COVID-19 became an unprecedented event. To combat the pandemic, governments everywhere issued austere shelter-in-place orders, and the global economy slowed markedly. Equity markets sold off sharply in March and April, and second quarter U.S. GDP contracted by an alarming annual rate of 31.4%.

It's no surprise that so many investors flocked to the perceived safety of U.S. Treasurys. Meanwhile, liquidity evaporated (for a short spell) in many other segments of the fixed income market, including higher-yielding credits and municipal bonds. The outlook was tenuous, and credit spreads widened while prices declined for most securities perceived to be higher risk.

A response, however, came swiftly. The U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action — cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets. The U.S. government also stepped up to provide fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act).

It was impressive how quickly those actions helped end the stock market's freefall and restore order across much of the fixed-income universe. The rebound was almost as robust as the drawdown, and third-quarter GDP (the most recent finalized data available) grew at a 33.4% annualized rate.

Late in the year, markets were alternately fueled and roiled by a contentious election season, growing optimism for an effective vaccine, and a fluid debate regarding the need for additional fiscal stimulus. Ultimately, stocks were propelled higher in the fourth quarter when it became clear the United States Congress would provide another dose of fiscal stimulus in the form of direct payments, more unemployment insurance, and additional aid to businesses.

Through all the unprecedented events and extreme volatility, the S&P 500® Index registered an impressive annual return of 18.40% for the 12-month period ended December 31, 2020. Meanwhile, the yield on 10-year U.S. Treasurys declined 95 basis points over the same period, reflecting both the Fed's interest rate cuts and its pledge to keep rates low longer. The yield on 10-Year U.S. Treasurys was 0.93% as of December 31, 2020.

While markets endured and performed admirably during 2020, perhaps the key takeaway is that the unexpected can and will happen. That's why it's important to

3

remain focused on your long-term investment goals and avoid making emotional decisions. Moreover, we continue to have confidence in all of Victory Capital's autonomous Investment Franchises and their ability to navigate the ups and downs.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call 800-539-3863 (800-235-8396 for Member Class), or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,

Victory Funds

4

Victory RS Value Funds

Victory RS Partners Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

U.S. equity markets delivered solid performance across styles in 2020, and the S&P 500® Index delivered its 11th year of positive returns in the last 12 years. U.S. stocks continued to perform well following a strong 2019 — and this despite the unprecedented pandemic. The economy and stocks proved resilient following what was effectively a virtual global economic shutdown in the first quarter. But thanks to the U.S. Federal Reserve (the "Fed") (and central banks worldwide) and the U.S. Congress, the record fiscal stimulus and highly accommodative monetary policies backstopped the markets and renewed risk-taking among investors.

After a solid start to the 2020 calendar year in January, U.S. equity markets moved abruptly lower as worst-case fears of SARS-CoV-2 (severe acute respiratory syndrome coronavirus 2) — the virus responsible for COVID-19 (coronavirus disease 2019) — became a reality. While investors started to show concern of the potential impact of the virus in February 2020, with the broad Russell 3000® Index declining 8.19%, investors fled risk assets in March 2020 en masse as the virus hit home in the United States and the broad index declined another 13.75%. This panic pushed investors to shift away from risk assets and caused credit markets to seize up, while volatility, as measured by the CBOE Market Volatility Index, hit an all-time record high.

The Fed subsequently adjusted forecasts for second-quarter economic output to contract by levels not seen since the Great Depression. Given the unprecedented shock to the economy, the U.S. government implemented record levels of fiscal stimulus to keep businesses open, people in their homes, and important services funded. Meanwhile, the Fed implemented the largest-scale monetary stimulus on record, which provided ample liquidity to credit markets, businesses, and important infrastructure. The Fed has also lowered interest rates by 150 basis points to 0%, with the goal of helping the economy bounce back quickly.

U.S. equity markets roared back during the second quarter as fiscal and monetary measures convinced investors who had fled risk assets to re-enter. It also became clear that the economic and business impact of the coronavirus would not affect all companies similarly, and that there would be "haves" and "have-nots" in the aftermath.

Strong sentiment turned into exuberance as we approached year-end, and record-setting market performance in the fourth quarter was driven by news that effective COVID-19 vaccines were developed faster than expected. In addition, a more stable outlook associated with a victory by Joe Biden in the U.S. presidential election helped push record inflows into equities. This also created a sharp reversal among equity market leadership late in the year, and many lagging companies in sectors traditionally associated with value investing came roaring back. U.S. government action and corporate innovation appears to have bridged the pre-pandemic economy to what will be a new "normal" economic environment, with initial signs that the economy could fully rebound in 2021, despite the prospect of a severe wave of COVID-19 in winter.

5

Victory RS Value Funds

Victory RS Partners Fund (continued)

Managers' Commentary (continued)

How did Victory RS Partners Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital appreciation. The Fund returned 0.46% (Class A Shares at net asset value) for the year ended December 31, 2020, underperforming the Russell 2000® Value Index (the "Index"), which returned 4.63% during the reporting period.

What strategies did you employ during the reporting period?

The year was characterized by two extremes, a decline in the stock markets through the first quarter as investors concentrated on the negative impact and spread of the pandemic. After bottoming toward the end of March 2020, the Index started to rebound as investors digested the positive influence of fiscal and monetary stimulus. The Fund underperformed the Index primarily by not owning names in specific sectors that rebounded strongly despite having what we would consider to be riskier business models or weaker balance sheets. Overall, we continue to concentrate on businesses that have the potential for long-term value creation while limiting our downside. This may have limited our performance as the Index increased off of its low levels after March of 2020, but we remain confident in providing outperformance over a longer time period. For the Fund, we had positive stock selection in Industrials and Communication Services sectors, which was offset by negative stock selection in the Information Technology, Materials and Consumer Discretionary sectors. For the year, the stocks that provided positive contribution tended to be cyclical and with exposure to an improving economy where we added after the market bottomed in March. Within Industrials, a cyclical sector, Timken, TFI International and Regal Beloit, Inc. were significant positive contributors to performance. The Financials sector provided other names that benefitted the portfolio. PJT Partners benefitted from both restructuring activity caused by the economic slowdown and increased mergers and acquisitions activity as the economy improved, while Stewart Information Services benefited from the increase in housing activity after March. Positions that were impacted by the pandemic detracted from the Fund's performance. Within Industrials, Skywest, a regional airline, experienced large declines in passenger travel while one of our Information Technology sector positions, Euronet, saw its ATM operations negatively affected by dramatically lower tourism in its geographies. Lower-quality companies with riskier balance sheets outperformed the market dramatically since March and caused underperformance in the Consumer Discretionary and Materials sectors. The Fund underperformed the Index in 2020. However, we remain confident in our process and feel it will provide us with the discipline that leads to longer-term outperformance, which will benefit our investors over time.

The range of outcomes for 2021, while more optimistic, rests on the rollout and efficacy of recently approved vaccines to fight COVID-19. Volatility, economic activity, and the level of interest rates will be impacted by the level of success of the vaccines. In addition, the U.S. presidential election has resulted in a shift in power, which provides some uncertainty as to how policy decisions may impact the economy and markets.

Interest rates and mortgage rates continue near historically low levels, inflation is nonexistent, and the economy struggles while we await broad distribution of the vaccines. We remain very watchful of inflation, particularly as a result of the size and speed of the monetary and fiscal response to the pandemic. We continue to carefully monitor the corporate

6

Victory RS Value Funds

Victory RS Partners Fund (continued)

Managers' Commentary (continued)

debt market, but in general, U.S. corporate balance sheets are in better shape with access to low-cost debt. The Fed has stepped in to provide liquidity to support risk assets, but there does remain some concern regarding insolvency for some businesses if the absolute level of economic activity remains weak.

Equity valuations are in the top decile compared to historical levels, in part due to depressed earnings from COVID-19, but also as a result of expansion in the six largest mega-cap stocks in the S&P 500® Index. Excluding the six largest mega-cap stocks, valuations are more reasonable, particularly if compared to the 10-year U.S. Treasury yield. Recovery in aggregate earnings will be tempered, as certain industries such as hospitality, entertainment, banking, and travel will take longer to return to pre-COVID levels. However, equities continue to look attractive when compared to U.S. Treasurys and high-grade corporate bonds after the flight to safety rally during the crisis. We feel the values inherent in the portfolio should attract other investors and acquirers over time.

7

Victory RS Value Funds

Victory RS Partners Fund

Investment Overview

(Unaudited)

Average Annual Total Returns

Year Ended December 31, 2020

	Class A		Class R	Class Y	Member Class
INCEPTION DATE	7/12/95		10/13/06	5/1/07	11/3/20
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000® Value Index[1]
One Year	0.46%	–5.31%	0.06%	0.77%	N/A	4.63%
Five Year	10.35%	9.05%	9.95%	10.71%	N/A	9.65%
Ten Year	8.21%	7.57%	7.80%	8.56%	N/A	8.66%
Since Inception	N/A	N/A	N/A	N/A	25.22%	N/A

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Partners Fund — Growth of $10,000

1The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

8

Victory RS Value Funds

Victory RS Value Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

U.S. equity markets delivered solid performance across styles in 2020, and the S&P 500® Index — the most popular proxy for the overall domestic stock market — delivered its 11th year of positive returns in the last 12 years. U.S. stocks continued to perform well following a strong 2019 — and this despite the unprecedented pandemic. The economy and stocks proved resilient following what was effectively a virtual global economic shutdown in the first quarter. But thanks to the U.S. Federal Reserve (the "Fed") (and central bankers worldwide) and the U.S. Congress, the record fiscal stimulus and highly accommodative monetary policies backstopped the markets and renewed risk-taking among investors.

After a solid start to the 2020 calendar year in January, U.S. equity markets moved abruptly lower as worst-case fears of SARS-CoV-2 ("severe acute respiratory syndrome coronavirus 2") — the virus responsible for COVID-19 (coronavirus disease 2019) — became a reality. While investors started to show concern of the potential impact of the virus in February 2020, with the broad Russell 3000® Index declining 8.19%, investors fled risk assets in March 2020 en masse as the virus hit home in the United States and the broad index declined another 13.75%. This panic pushed investors to shift away from risk assets and caused credit markets to seize up, while volatility, as measured by the CBOE Market Volatility Index, hit an all-time record high.

The Fed subsequently adjusted forecasts for second-quarter economic output to contract by levels not seen since the Great Depression. Given the unprecedented shock to the economy, the U.S. government implemented record levels of fiscal stimulus to keep businesses open, people in their homes, and important services funded. Meanwhile, the Fed implemented the largest scale monetary stimulus on record, which provided ample liquidity to credit markets, businesses, and important infrastructure. The Fed has also lowered interest rates by 150 basis points to 0%, with the goal of helping the economy bounce back quickly.

U.S. equity markets roared back during the second quarter as fiscal and monetary measures convinced investors that fled risk assets to re-enter. It also became clear that the economic and business impact of the coronavirus would not affect all companies similarly, and that there would be "haves" and "have-nots" in the aftermath. While all U.S. equity styles performed well, the disparity between innovative growth and legacy value companies became increasingly pronounced before rising markets took a breather in September.

Strong sentiment turned into exuberance as we approached year-end, and record-setting market performance in the fourth quarter was driven by news that effective vaccines were developed faster than expected. In addition, a more stable outlook associated with a victory by Joe Biden in the U.S. presidential election helped push record inflows into equities. This also created a sharp reversal among equity market leadership late in the year, and many lagging companies in sectors traditionally associated with value investing came roaring back. U.S. government action and corporate innovation appears to have bridged the pre-pandemic economy to what will be a new "normal" economic environment, with initial signs that the economy could fully rebound in 2021, despite the prospect of a severe wave of COVID-19 in winter.

9

Victory RS Value Funds

Victory RS Value Fund (continued)

Managers' Commentary (continued)

How did Victory RS Value Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital appreciation. The Fund returned -2.59% (Class A Shares at net asset value) for the year ended December 31, 2020, underperforming the Russell Midcap® Value Index (the "Index"), which returned 4.96% during the reporting period.

What strategies did you employ during the reporting period?

This was the first year of underperformance for the Fund since 2016. Relative returns were primarily driven by stock selection in several sectors that lagged the Index performance for the year. In the Financials sector, the decline in economic activity caused by the pandemic resulted in a significant decline in interest rates and increased concerns regarding credit losses. In many cases, we saw valuations fall to levels not seen since the global financial crisis, as sentiment shifted away from the sector. As we were overweight the sector, our relative performance was negatively affected; though as we look forward, we feel quite optimistic about future returns from our positions as the economy reopens in a post-COVID-19 world. In the Materials sector, our performance lagged due to an underweighting in the gold & copper mining area, which performed exceptionally well within the Index due to a market shift in sentiment for these commodity-linked businesses as people gravitated to these commodities for their perceived store of value in a negative "real" interest rate world. Within the Health Care sector, our investments performed well; however, our lack of exposure to the more speculative biotech area caused relative performance to suffer. Somewhat offsetting these negative areas of the portfolio was our performance in Real Estate, which relatively outperformed versus the Index, as our focus on quality balance sheets served us well in a very difficult year for the sector. The Fund underperformed the Index in 2020 though we feel confident in the businesses that we own and are optimistic in our future performance, both absolute and relative, as interest rates normalize from generational lows over the intermediate-term and deflate many of the speculative areas of the market. We believe our consistent focus on investing in quality businesses with good balance sheets and durable cash flows run by good managers will continue to serve us well.

The range of outcomes for 2021, while more optimistic, rests on the rollout and efficacy of recently approved vaccines to fight COVID-19. Volatility, economic activity, and the level of interest rates will be impacted by the level of success of the vaccines. In addition, the U.S. presidential election has resulted in a shift in power, which provides some uncertainty as to how policy decisions may impact the economy and markets.

Interest rates and mortgage rates continue near historically low levels, inflation is nonexistent, and the economy struggles while we await broad distribution of the vaccines. We remain very watchful of inflation, particularly as a result of the size and speed of the monetary and fiscal response to the pandemic. We continue to carefully monitor the corporate debt market, but in general, U.S. corporate balance sheets are in better shape with access to low-cost debt. The Fed has stepped in to provide liquidity to support risk assets, but there does remain some concern regarding insolvency for some businesses if the absolute level of economic activity remains weak.

10

Victory RS Value Funds

Victory RS Value Fund (continued)

Managers' Commentary (continued)

Equity valuations are in the top decile compared to historical levels, in part due to depressed earnings from COVID-19, but also as a result of multiple expansion in the six largest mega-cap stocks in the S&P 500® Index. Excluding the six largest mega-cap stocks, valuations are more reasonable, particularly if compared to the 10-year U.S. Treasury yield. Recovery in aggregate earnings will be tempered, as certain industries such as hospitality, entertainment, banking, and travel will take longer to return to pre-COVID-19 levels. However, equities continue to look attractive when compared to U.S. Treasurys and high-grade corporate bonds after the flight to safety rally during the crisis. In any case, we feel the values inherent in the portfolio should attract other investors and acquirers over time.

11

Victory RS Value Funds

Victory RS Value Fund

Investment Overview

(Unaudited)

Average Annual Total Returns

Year Ended December 31, 2020

	Class A		Class C		Class R	Class Y
INCEPTION DATE	6/30/93		5/1/07		12/4/06	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell Midcap® Value Index[1]
One Year	–2.59%	–8.18%	–3.35%	–4.30%	–2.95%	–2.37%	4.96%
Five Year	8.26%	6.98%	7.42%	7.42%	7.84%	8.51%	9.73%
Ten Year	8.06%	7.42%	7.23%	7.23%	7.63%	8.31%	10.49%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Value Fund — Growth of $10,000

1The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

12

Victory RS Value Funds

Victory RS Large Cap Alpha Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

U.S. equity markets delivered solid performance across styles in 2020, and the S&P 500® Index — the most popular proxy for the overall domestic stock market — delivered its 11th year of positive returns in the last 12 years. U.S. stocks continued to perform well following a strong 2019 — and this despite the unprecedented pandemic. The economy and stocks proved resilient following what was effectively a virtual global economic shutdown in the first quarter. But thanks to the U.S. Federal Reserve (the "Fed") (and central bankers worldwide) and the U.S. Congress, the record fiscal stimulus and highly accommodative monetary policies backstopped the markets and renewed risk-taking among investors.

After a solid start to the 2020 calendar year in January, U.S. equity markets moved abruptly lower as worst-case fears of SARS-CoV-2 ("severe acute respiratory syndrome coronavirus 2") — the virus responsible for COVID-19 (coronavirus disease 2019) — became a reality. While investors started to show concern of the potential impact of the virus in February 2020, with the broad Russell 3000® Index declining 8.19%, investors fled risk assets in March 2020 en masse as the virus hit home in the United States and the broad index declined another 13.75%. This panic pushed investors to shift away from risk assets and caused credit markets to seize up, while volatility, as measured by the CBOE Market Volatility Index, hit an all-time record high.

The Fed subsequently adjusted forecasts for second-quarter economic output to contract by levels not seen since the Great Depression. Given the unprecedented shock to the economy, the U.S. government implemented record levels of fiscal stimulus to keep businesses open, people in their homes, and important services funded. Meanwhile, the Fed implemented the largest scale monetary stimulus on record, which provided ample liquidity to credit markets, businesses, and important infrastructure. The Fed has also lowered interest rates by 150 basis points to 0%, with the goal of helping the economy bounce back quickly.

U.S. equity markets roared back during the second-quarter as fiscal and monetary measures convinced investors that fled risk assets to re-enter. It also became clear that the economic and business impact of the coronavirus would not affect all companies similarly, and that there would be "haves" and "have-nots" in the aftermath. While all U.S. equity styles performed well, the disparity between innovative growth and legacy value companies became increasingly pronounced before rising markets took a breather in September.

Strong sentiment turned into exuberance as we approached year-end, and record-setting market performance in the fourth- quarter was driven by news that effective vaccines were developed faster than expected. In addition, a more stable outlook associated with a victory by Joe Biden in the U.S. presidential election helped push record inflows into equities. This also created a sharp reversal among equity market leadership late in the year, and many lagging companies in sectors traditionally associated with value investing came roaring back. U.S. government action and corporate innovation appears to have bridged the pre-pandemic economy to what will be a new "normal" economic environment, with initial signs that the economy could fully rebound in 2021, despite the prospect of a severe wave of COVID-19 in winter.

13

Victory RS Value Funds

Victory RS Large Cap Alpha Fund (continued)

Managers' Commentary (continued)

How did Victory RS Large Cap Alpha Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital appreciation. The Fund returned -1.03% (Class A Shares at net asset value) for the year ended December 31, 2020, underperforming the Russell 1000® Value Index (the "Index"), which returned 2.80% during the reporting period.

What strategies did you employ during the reporting period?

The Fund underperformed the Index despite strong stock selection in Communication Services and Information Technology. Negative contributors to stock selection were in the Financials and Utilities sectors, as company-specific bets were not rewarded in 2020. However, several of our investments in the Technology and Communication Services sectors paid off in 2020. Euronet Worldwide and Broadridge, Inc. were significant positive contributors to performance. On the communication services side, Facebook, the social media company, as well as Alphabet, the internet search and online media company, performed extremely well. Where we struggled was in a couple of our Financials sector positions; two of our positions, Cincinnati Financial and CBOE Global Markets were negative contributors because of company-specific events. In the end, the Fund missed its objective of outperforming the Index in 2020.

The range of outcomes for 2021, while more optimistic, rests on the rollout and efficacy of recently approved vaccines to fight COVID-19. Volatility, economic activity, and the level of interest rates will be impacted by the level of success of the vaccines. In addition, the U.S. presidential election has resulted in a shift in power, which provides some uncertainty as to how policy decisions may impact the economy and markets.

Interest rates and mortgage rates continue near historically low levels, inflation is nonexistent, and the economy struggles while we await broad distribution of the vaccines. We remain very watchful of inflation, particularly as a result of the size and speed of the monetary and fiscal response to the pandemic. We continue to carefully monitor the corporate debt market, but in general, U.S. corporate balance sheets are in better shape with access to low-cost debt. The Fed has stepped in to provide liquidity to support risk assets, but there does remain some concern regarding insolvency for some businesses if the absolute level of economic activity remains weak.

Equity valuations are in the top decile compared to historical levels, in part due to depressed earnings from COVID-19, but also as a result of multiple expansion in the six largest mega-cap stocks in the S&P 500® Index. Excluding the six largest mega-cap stocks, valuations are more reasonable, particularly if compared to the 10-year U.S. Treasury yield. Recovery in aggregate earnings will be tempered, as certain industries such as hospitality, entertainment, banking, and travel will take longer to return to pre-COVID levels. However, equities continue to look attractive when compared to U.S. Treasurys and high-grade corporate bonds after the flight to safety rally during the crisis. We feel the values inherent in the portfolio should attract other investors and acquirers over time.

14

Victory RS Value Funds

Victory RS Large Cap Alpha Fund

Investment Overview

(Unaudited)

Average Annual Total Returns

Year Ended December 31, 2020

	Class A		Class C		Class R	Class Y
INCEPTION DATE	6/1/72		8/7/00		5/15/01	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell 1000® Value Index[1]	S&P 500® Index[2]
One Year	–1.03%	–6.72%	–1.85%	–2.79%	–1.41%	–0.83%	2.80%	18.40%
Five Year	8.57%	7.29%	7.70%	7.70%	8.17%	8.79%	9.74%	15.22%
Ten Year	9.35%	8.71%	8.48%	8.48%	8.95%	9.61%	10.50%	13.88%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Large Cap Alpha Fund — Growth of $10,000

1The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

2The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

15

Victory RS Value Funds

Victory RS Investors Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

U.S. equity markets delivered solid performance across styles in 2020, and the S&P 500® Index — the most popular proxy for the overall domestic stock market — delivered its 11th year of positive returns in the last 12 years. U.S. stocks continued to perform well following a strong 2019 — and this despite the unprecedented pandemic. The economy and stocks proved resilient following what was effectively a virtual global economic shutdown in the first quarter. But thanks to the U.S. Federal Reserve (the "Fed") (and central bankers worldwide) and the U.S. Congress, the record fiscal stimulus and highly accommodative monetary policies backstopped the markets and renewed risk-taking among investors.

After a solid start to the 2020 calendar year in January, U.S. equity markets moved abruptly lower as worst-case fears of SARS-CoV-2 (severe acute respiratory syndrome coronavirus 2) — the virus responsible for COVID-19 (coronavirus disease 2019) — became a reality. While investors started to show concern of the potential impact of the virus in February 2020, with the broad Russell 3000® Index declining 8.19%, investors fled risk assets in March 2020 en masse as the virus hit home in the United States and the broad index declined another 13.75%. This panic pushed investors to shift away from risk assets and caused credit markets to seize up, while volatility, as measured by the CBOE Market Volatility Index, hit an all-time record high.

The Fed subsequently adjusted forecasts for second-quarter economic output to contract by levels not seen since the Great Depression. Given the unprecedented shock to the economy, the U.S. government implemented record levels of fiscal stimulus to keep businesses open, people in their homes, and important services funded. Meanwhile, the Fed implemented the largest-scale monetary stimulus on record, which provided ample liquidity to credit markets, businesses, and important infrastructure. The Fed has also lowered interest rates by 150 basis points to 0%, with the goal of helping the economy bounce back quickly.

U.S. equity markets roared back during the second quarter as fiscal and monetary measures convinced investors who had fled risk assets to re-enter. It also became clear that the economic and business impact of the coronavirus would not affect all companies similarly, and that there would be "haves" and "have-nots" in the aftermath.

Strong sentiment turned into exuberance as we approached year-end, and record-setting market performance in the fourth quarter was driven by news that effective COVID-19 vaccines were developed faster than expected. In addition, a more stable outlook associated with a victory by Joe Biden in the U.S. presidential election helped push record inflows into equities. This also created a sharp reversal among equity market leadership late in the year, and many lagging companies in sectors traditionally associated with value investing came roaring back. U.S. government action and corporate innovation appears to have bridged the pre-pandemic economy to what will be a new "normal" economic environment, with initial signs that the economy could fully rebound in 2021, despite the prospect of a severe wave of COVID-19 in winter.

16

Victory RS Value Funds

Victory RS Investors Fund (continued)

Managers' Commentary (continued)

How did Victory RS Investors Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital appreciation. The Fund returned -1.68% (Class A Shares at net asset value) for the year ended December 31, 2020, underperforming the Russell 3000® Value Index (the "Index"), which returned 2.87% during the reporting period.

What strategies did you employ during the reporting period?

Relative returns were primarily driven by stock selection in several sectors which lagged the Index performance for the year. In Financials, the decline in economic activity caused by the pandemic resulted in a significant decline in interest rates and increased concerns regarding credit losses. In many cases, we saw valuations fall to levels not seen since the global financial crisis, as sentiment shifted away from the sector. As we were overweight the sector, our relative performance was negatively affected; though as we look forward, we feel quite optimistic about future returns from our positions as the economy reopens in a post-COVID-19 world. Within the Health Care sector, our investments performed well; however, our underweight exposure to the Pharmaceuticals sector, in particular the more speculative biotech area, caused relative performance to lag. Somewhat offsetting these negative areas of the portfolio was our performance in the Communication Services sector, which relatively outperformed versus the Index due to long-term positions in Google and Facebook. In the end, the Fund did not achieve its objective of outperforming the Index in 2020 though we feel confident in the businesses that we own and are optimistic in our future performance, both absolute and relative, as interest rates normalize from generational lows over the intermediate-term and deflate many of the speculative areas of the market. We believe our consistent focus on investing in quality businesses with good balance sheets and durable cash flows run by good managers will continue to serve us well.

The range of outcomes for 2021, while more optimistic, rests on the rollout and efficacy of recently approved vaccines to fight COVID-19. Volatility, economic activity, and the level of interest rates will be impacted by the level of success of the vaccines. In addition, the U.S. presidential election has resulted in a shift in power, which provides some uncertainty as to how policy decisions may impact the economy and markets.

Interest rates and mortgage rates continue near historically low levels, inflation is nonexistent, and the economy struggles while we await broad distribution of the vaccines. We remain very watchful of inflation, particularly as a result of the size and speed of the monetary and fiscal response to the pandemic. We continue to carefully monitor the corporate debt market; but in general, U.S. corporate balance sheets are in better shape with access to low-cost debt. The Fed has stepped in to provide liquidity to support risk assets, but there does remain some concern regarding insolvency for some businesses if the absolute level of economic activity remains weak.

Equity valuations are in the top decile compared to historical levels, in part due to depressed earnings from COVID-19, but also as a result of expansion in the six largest mega-cap stocks in the S&P 500® Index. Excluding the six largest mega-cap stocks, valuations are more reasonable, particularly if compared to the 10-year U.S. Treasury yield. Recovery in aggregate

17

Victory RS Value Funds

Victory RS Investors Fund (continued)

Managers' Commentary (continued)

earnings will be tempered, as certain industries such as hospitality, entertainment, banking, and travel will take longer to return to pre-COVID-19 levels. However, equities continue to look attractive when compared to U.S. Treasurys and high-grade corporate bonds after the flight-to-safety rally during the crisis. We feel the values inherent in the portfolio should attract other investors and acquirers over time.

18

Victory RS Value Funds

Victory RS Investors Fund

Investment Overview

(Unaudited)

Average Annual Total Returns

Year Ended December 31, 2020

	Class A		Class C		Class R	Class Y
INCEPTION DATE	11/15/05		7/24/07		1/3/07	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell 3000® Value Index[1]
One Year	–1.68%	–7.34%	–2.43%	–3.40%	–2.30%	–1.41%	2.87%
Five Year	7.83%	6.56%	7.03%	7.03%	7.19%	8.13%	9.74%
Ten Year	9.41%	8.76%	8.60%	8.60%	8.85%	9.69%	10.36%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory RS Investors Fund — Growth of $10,000

1The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

19

Victory RS Value Funds

Victory Global Natural Resources Fund

Managers' Commentary

(Unaudited)

What were the market conditions during the reporting period?

Most major commodities prices increased over the course of 2020, with gold and copper being among the best performers, each up around 25%. Natural gas prices increased 16% and the average futures contract out five years rose 5%. Crude oil prices fell -20% as COVID-19 (coronavirus disease 2019) heavily impacted demand. Despite the increases in commodity prices and generally weak demand, inventories continued to correct as supply remains constrained due to a lack of capital availability combined with new-found discipline among producers. Outside of the corporate bond market, there is little access to capital for most upstream commodity producers. As Environmental, Social and Governance (ESG) became a focal point in 2020, private equity sponsors are rapidly shifting energy allocations into renewables and alternative energy. Public-equity investors have eschewed traditional energy, which represents approximately 2% of the S&P 500® Index and has been an underperforming industry segment for most of the past decade. The combination of normalizing demand, low inventories and constrained supply base is setting the stage for the next cyclical upturn in commodity prices. This phase transition became more obvious as the year progressed.

How did Victory Global Natural Resources Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital appreciation. The Fund returned 27.35% (Class A Shares at net asset value) for the year ended December 31, 2020, outperforming the MSCI World Commodity Producers Index (the "Index"), which returned -15.10% during the reporting period.

What strategies did you employ during the reporting period?

Positive performance occurred only after a severe drawdown in the first quarter as markets reacted to the COVID-19 pandemic. Above-Index weighting and security selection in the North American natural gas segment were primary drivers of relative outperformance, followed by a similar outcome in base metals. The relative overweight to North American oil companies detracted from relative returns, although our North American oil companies still outperformed those of the Index. Not owning integrated oil companies was a positive contribution to returns. The outperformance of the Fund versus the Index was due both to wise subsector allocations as well as good stock-picking.

20

Victory RS Value Funds

Victory Global Natural Resources Fund

Investment Overview

(Unaudited)

Average Annual Total Returns

Year Ended December 31, 2020

	Class A		Class C		Class R	Class Y
INCEPTION DATE	11/15/95		5/1/07		12/4/06	5/1/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	MSCI World Commodity Producers Index[1]	S&P North American Natural Resources Sector IndexTM 2	S&P 500® Index[3]
One Year	27.35%	20.06%	26.29%	25.29%	26.86%	27.86%	–15.10%	–19.01%	18.40%
Five Year	–4.22%	–5.35%	–4.99%	–4.99%	–4.57%	–3.90%	3.69%	–0.08%	15.22%
Ten Year	–9.32%	–9.85%	–10.03%	–10.03%	–9.65%	–9.02%	–2.49%	–2.83%	13.88%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

Victory Global Natural Resources Fund — Growth of $10,000

1The MSCI World Commodity Producers Index is an equity-based index designed to reflect the performance related to commodity producers stocks. The index is a free float-adjusted market-capitalization-weighted index composed of commodity producer companies based on the Global Industry Classification Standard (GICS®). The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

2The S&P North American Natural Resources Sector IndexTM is a modified capitalization-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

3The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is not indicative of future results.

21

Victory RS Value Funds (Unaudited) Victory RS Partners Fund	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory RS Partners Fund seeks to provide long-term capital appreciation.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Percentages are of the net assets of the Fund and may not equal 100%.

22

Victory RS Value Funds (Unaudited) Victory RS Value Fund	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory RS Value Fund seeks to provide long-term capital appreciation.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Percentages are of the net assets of the Fund and may not equal 100%.

23

Victory RS Value Funds (Unaudited) Victory RS Large Cap Alpha Fund	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory RS Large Cap Alpha Fund seeks to provide long-term capital appreciation.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Percentages are of the net assets of the Fund and may not equal 100%.

24

Victory RS Value Funds (Unaudited) Victory RS Investors Fund	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory RS Investors Fund seeks to provide long-term capital appreciation.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Percentages are of the net assets of the Fund and may not equal 100%.

25

Victory RS Value Funds (Unaudited) Victory Global Natural Resources Fund	December 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Victory Global Natural Resources Fund seeks to provide long-term capital appreciation.

Sector Allocation*:

December 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

Percentages are of the net assets of the Fund and may not equal 100%.

26

Victory Portfolios Victory RS Partners Fund	Schedule of Portfolio Investments December 31, 2020
Security Description	Shares	Value
Common Stocks (100.0%)
Banks (20.1%):
Ameris Bancorp	289,970	$11,039,158
Associated Bancorp	256,940	4,380,827
Banner Corp.	126,820	5,908,544
Columbia Banking System, Inc.	149,066	5,351,469
Eastern Bankshares, Inc. (a) (b)	308,720	5,035,223
Independent Bank Corp.	49,380	3,606,715
Investors Bancorp, Inc.	495,380	5,231,213
Pinnacle Financial Partners, Inc.	110,060	7,087,864
South State Corp.	88,790	6,419,517
Synovus Financial Corp.	156,360	5,061,373
UMB Financial Corp.	73,812	5,092,290
Umpqua Holdings Corp.	91,040	1,378,346
		65,592,539
Capital Markets (1.0%):
Federated Hermes, Inc.	114,990	3,322,061
Communication Services (1.9%):
Madison Square Garden Sports Corp. (a)	9,750	1,794,975
World Wrestling Entertainment, Inc., Class A (b)	94,090	4,521,025
		6,316,000
Consumer Discretionary (9.4%):
Brinker International, Inc. (b)	85,000	4,808,450
Carter's, Inc.	61,930	5,825,755
Dana, Inc.	381,740	7,451,565
Penske Automotive Group, Inc.	70,821	4,206,059
Taylor Morrison Home Corp. (a)	185,320	4,753,458
Wolverine World Wide, Inc.	106,130	3,316,563
		30,361,850
Consumer Staples (4.0%):
Hostess Brands, Inc. (a) (b)	512,671	7,505,503
TreeHouse Foods, Inc. (a) (b)	134,220	5,703,008
		13,208,511
Energy (4.2%):
Cimarex Energy Co.	93,420	3,504,184
Magnolia Oil & Gas Corp., Class A (a) (b)	871,520	6,152,931
PDC Energy, Inc. (a)	194,550	3,994,112
		13,651,227
Health Care (2.1%):
The Ensign Group, Inc.	22,490	1,639,971
Tivity Health, Inc. (a) (b)	270,910	5,307,127
		6,947,098
Industrials (16.9%):
Altra Industrial Motion Corp.	71,750	3,977,103
American Woodmark Corp. (a)	31,550	2,960,968
See notes to financial statements.

27

Victory Portfolios Victory RS Partners Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Atkore International Group, Inc. (a)	184,200	$7,572,462
Crane Co.	55,610	4,318,673
Evoqua Water Technologies Corp. (a)	75,800	2,045,084
Finning International, Inc.	192,210	4,082,216
GMS, Inc. (a)	144,920	4,417,161
GrafTech International Ltd.	387,970	4,135,760
H&E Equipment Services, Inc.	74,860	2,231,577
McGrath RentCorp	25,760	1,728,496
Meritor, Inc. (a)	168,950	4,715,394
Ryder System, Inc.	40,090	2,475,958
SkyWest, Inc.	29,030	1,170,199
TFI International, Inc. (b)	99,200	5,107,705
The Timken Co.	53,250	4,119,420
		55,058,176
Information Technology (11.6%):
Euronet Worldwide, Inc. (a) (b)	58,320	8,451,734
NCR Corp. (a)	245,630	9,228,319
Talend SA, ADR (a) (b)	189,160	7,252,394
Verint Systems, Inc. (a)	194,700	13,079,946
		38,012,393
Insurance (8.0%):
Alleghany Corp.	13,180	7,956,634
Axis Capital Holdings Ltd.	80,110	4,036,743
Globe Life, Inc.	53,190	5,050,922
Primerica, Inc.	36,363	4,870,097
Stewart Information Services Corp.	87,370	4,225,213
		26,139,609
Materials (7.1%):
Constellium SE (a)	256,290	3,585,497
Forterra, Inc. (a)	171,600	2,950,662
Graphic Packaging Holding Co.	601,360	10,187,038
Summit Materials, Inc., Class A (a)	319,187	6,409,275
		23,132,472
Real Estate (8.5%):
Four Corners Property Trust, Inc.	171,800	5,114,486
Jones Lang LaSalle, Inc. (a)	39,940	5,925,898
Kennedy-Wilson Holdings, Inc.	230,660	4,126,507
Spirit Realty Capital, Inc. (b)	104,760	4,208,209
Sunstone Hotel Investors, Inc.	530,260	6,007,846
Washington Real Estate Investment Trust	103,830	2,245,843
		27,628,789
Thrifts & Mortgage Finance (3.0%):
Essent Group Ltd.	81,830	3,535,056
PCSB Financial Corp.	125,790	2,005,093
TFS Financial Corp.	246,310	4,342,445
		9,882,594

See notes to financial statements.

28

Victory Portfolios Victory RS Partners Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Utilities (2.2%):
Black Hills Corp.	43,665	$2,683,214
NorthWestern Corp.	40,670	2,371,468
South Jersey Industries, Inc. (b)	98,850	2,130,218
		7,184,900
Total Common Stocks (Cost $248,978,826)		326,438,219
Preferred Stocks (0.2%)
Health Care (0.2%):
WellDoc, Inc., Series B (a) (c) (d)	1,587,483	587,369
Total Preferred Stocks (Cost $1,942,920)		587,369
Collateral for Securities Loaned^ (5.6%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (e)	315,052	315,052
Fidelity Investments Money Market Government Portfolio, Class I, 0.01% (e)	10,823,874	10,823,874
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (e)	157,226	157,226
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (e)	1,253,675	1,253,675
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (e)	5,636,766	5,636,766
Total Collateral for Securities Loaned (Cost $18,186,593)		18,186,593
Total Investments (Cost $269,108,339) — 105.8%		345,212,181
Liabilities in excess of other assets — (5.8)%		(18,971,560)
NET ASSETS — 100.00%		$326,240,621

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2020, illiquid securities were 0.2% of the Fund's net assets.

(d)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.2% of the Fund's net assets as of December 31, 2020. This security is classified as Level 3 within the fair value hierarchy. (See Note 2)

(e)  Rate disclosed is the daily yield on December 31, 2020.

ADR — American Depositary Receipt

See notes to financial statements.

29

Victory Portfolios Victory RS Value Fund	Schedule of Portfolio Investments December 31, 2020
Security Description	Shares	Value
Common Stocks (99.2%)
Communication Services (1.5%):
World Wrestling Entertainment, Inc., Class A (a)	94,200	$4,526,310
Consumer Discretionary (10.5%):
AutoZone, Inc. (b)	1,510	1,790,014
BorgWarner, Inc.	92,810	3,586,178
Carter's, Inc. (a)	32,410	3,048,809
Dollar Tree, Inc. (b)	64,520	6,970,741
LKQ Corp. (b)	287,180	10,120,223
Magna International, Inc.	39,960	2,829,168
Taylor Morrison Home Corp. (b)	145,320	3,727,458
		32,072,591
Consumer Staples (5.1%):
Hostess Brands, Inc. (b)	359,780	5,267,179
Keurig Dr Pepper, Inc.	170,165	5,445,280
TreeHouse Foods, Inc. (b)	114,080	4,847,259
		15,559,718
Energy (3.5%):
Baker Hughes Co.	61,430	1,280,816
Cabot Oil & Gas Corp.	125,690	2,046,233
Devon Energy Corp.	189,220	2,991,568
Magnolia Oil & Gas Corp., Class A (a) (b)	622,980	4,398,239
		10,716,856
Financials (18.9%):
Aflac, Inc.	68,670	3,053,755
Alleghany Corp.	13,760	8,306,774
Cboe Global Markets, Inc.	43,910	4,088,899
Citizens Financial Group, Inc.	192,330	6,877,721
Fidelity National Financial, Inc.	117,110	4,577,830
Hancock Whitney Corp.	137,530	4,678,771
Kearny Financial Corp.	350,540	3,701,702
KeyCorp	423,170	6,944,219
RenaissanceRe Holdings Ltd.	58,980	9,780,064
Voya Financial, Inc.	107,200	6,304,432
		58,314,167
Health Care (6.2%):
Hill-Rom Holdings, Inc.	50,500	4,947,485
Humana, Inc.	15,390	6,314,055
Quest Diagnostics, Inc.	34,100	4,063,697
Zimmer Biomet Holdings, Inc.	24,510	3,776,746
		19,101,983
Industrials (14.3%):
Allison Transmission Holdings, Inc.	106,330	4,586,013
Carrier Global Corp.	55,910	2,108,925
Crane Co.	82,160	6,380,545
Curtiss-Wright Corp.	46,250	5,381,187

See notes to financial statements.

30

Victory Portfolios Victory RS Value Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Sensata Technologies Holding PLC (b)	170,480	$8,991,115
Textron, Inc.	40,730	1,968,481
TFI International, Inc.	124,370	6,415,005
The Timken Co.	64,180	4,964,965
United Rentals, Inc. (b)	13,120	3,042,659
		43,838,895
Information Technology (15.4%):
Euronet Worldwide, Inc. (b)	58,153	8,427,533
FleetCor Technologies, Inc. (b)	12,130	3,309,428
Leidos Holdings, Inc.	41,100	4,320,432
NCR Corp. (b)	281,860	10,589,480
Talend SA, ADR (a) (b)	179,750	6,891,615
Verint Systems, Inc. (b)	210,120	14,115,862
		47,654,350
Materials (8.8%):
Graphic Packaging Holding Co.	710,290	12,032,314
Sealed Air Corp.	249,410	11,420,484
Summit Materials, Inc., Class A (b)	205,700	4,130,456
		27,583,254
Real Estate (7.4%):
Healthcare Trust of America, Inc., Class A	176,210	4,852,822
Highwoods Properties, Inc.	95,450	3,782,684
MGM Growth Properties LLC, Series A	141,060	4,415,178
National Retail Properties, Inc.	118,480	4,848,202
Spirit Realty Capital, Inc.	119,980	4,819,597
		22,718,483
Utilities (7.6%):
FirstEnergy Corp.	108,170	3,311,084
The AES Corp.	336,750	7,913,625
Vistra Corp.	618,600	12,161,676
		23,386,385
Total Common Stocks (Cost $251,925,201)		305,472,992
Collateral for Securities Loaned^ (2.9%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (c)	156,360	156,360
Fidelity Investments Money Market Government Portfolio, Class I, 0.01% (c)	5,371,897	5,371,897
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (c)	78,032	78,032
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (c)	622,200	622,200
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (c)	2,797,531	2,797,531
Total Collateral for Securities Loaned (Cost $9,026,020)		9,026,020
Total Investments (Cost $260,951,221) — 102.1%		314,499,012
Liabilities in excess of other assets — (2.1)%		(6,543,692)
NET ASSETS — 100.00%		$307,955,320

See notes to financial statements.

31

Victory Portfolios Victory RS Value Fund	Schedule of Portfolio Investments — continued December 31, 2020

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  Rate disclosed is the daily yield on December 31, 2020.

ADR — American Depositary Receipt

LLC — Limited Liability Company

PLC — Public Limited Company

See notes to financial statements.

32

Victory Portfolios Victory RS Large Cap Alpha Fund	Schedule of Portfolio Investments December 31, 2020
Security Description	Shares	Value
Common Stocks (99.5%)
Communication Services (5.4%):
Alphabet, Inc., Class A (a)	8,140	$14,266,489
Facebook, Inc., Class A (a)	42,680	11,658,469
		25,924,958
Consumer Discretionary (8.3%):
Dollar Tree, Inc. (a)	118,480	12,800,579
General Motors Co.	136,480	5,683,027
LKQ Corp. (a)	322,420	11,362,081
Magna International, Inc.	133,520	9,453,216
		39,298,903
Consumer Staples (7.0%):
Keurig Dr Pepper, Inc.	582,450	18,638,400
Mondelez International, Inc., Class A	256,560	15,001,063
		33,639,463
Energy (5.1%):
Enterprise Products Partners LP	643,210	12,600,484
Hess Corp.	88,470	4,670,331
Pioneer Natural Resources Co.	62,910	7,164,820
		24,435,635
Financials (24.6%):
Aflac, Inc.	158,360	7,042,269
Bank of America Corp.	413,630	12,537,125
Cboe Global Markets, Inc.	65,330	6,083,530
Chubb Ltd.	54,510	8,390,179
Citigroup, Inc.	202,240	12,470,118
Discover Financial Services	106,810	9,669,509
Everest Re Group Ltd.	20,290	4,749,686
JPMorgan Chase & Co.	109,400	13,901,459
KeyCorp	457,910	7,514,303
RenaissanceRe Holdings Ltd.	93,800	15,553,916
U.S. Bancorp	268,430	12,506,154
Voya Financial, Inc.	119,860	7,048,967
		117,467,215
Health Care (13.2%):
Cigna Corp.	65,060	13,544,190
Hill-Rom Holdings, Inc.	95,090	9,315,967
Humana, Inc.	23,940	9,821,864
Johnson & Johnson	42,560	6,698,093
Medtronic PLC	42,320	4,957,365
Pfizer, Inc.	103,300	3,802,473
Quest Diagnostics, Inc.	46,930	5,592,648
UnitedHealth Group, Inc.	26,195	9,186,063
		62,918,663

See notes to financial statements.

33

Victory Portfolios Victory RS Large Cap Alpha Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Industrials (14.1%):
Dover Corp.	43,440	$5,484,300
Eaton Corp. PLC	79,970	9,607,596
Johnson Controls International PLC	198,400	9,243,456
Parker-Hannifin Corp.	35,260	9,605,177
Raytheon Technologies Corp.	106,432	7,610,952
Sensata Technologies Holding PLC (a)	142,910	7,537,073
Union Pacific Corp.	46,960	9,778,011
United Rentals, Inc. (a)	36,100	8,371,951
		67,238,516
Information Technology (8.3%):
Euronet Worldwide, Inc. (a) (b)	94,550	13,702,185
FleetCor Technologies, Inc. (a)	36,820	10,045,601
Leidos Holdings, Inc.	90,390	9,501,797
Visa, Inc., Class A	31,360	6,859,373
		40,108,956
Materials (3.7%):
Sealed Air Corp.	382,402	17,510,188
Real Estate (3.4%):
Host Hotels & Resorts, Inc.	555,320	8,124,332
National Retail Properties, Inc.	197,100	8,065,332
		16,189,664
Utilities (6.4%):
Exelon Corp.	222,890	9,410,416
FirstEnergy Corp.	158,180	4,841,890
Vistra Corp.	818,980	16,101,147
		30,353,453
Total Common Stocks (Cost $377,866,849)		475,085,614
Collateral for Securities Loaned^ (0.0%) (c)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (d)	1,261	1,261
Fidelity Investments Money Market Government Portfolio, Class I, 0.01% (d)	43,308	43,308
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (d)	629	629
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (d)	5,016	5,016
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (d)	22,553	22,553
Total Collateral for Securities Loaned (Cost $72,767)		72,767
Total Investments (Cost $377,939,616) — 99.5%		475,158,381
Other assets in excess of liabilities — 0.5%		2,403,899
NET ASSETS — 100.00%		$477,562,280

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

See notes to financial statements.

34

Victory Portfolios Victory RS Large Cap Alpha Fund	Schedule of Portfolio Investments — continued December 31, 2020

(c)  Amount represents less than 0.05% of net assets.

(d)  Rate disclosed is the daily yield on December 31, 2020.

LP — Limited Partnership

PLC — Public Limited Company

See notes to financial statements.

35

Victory Portfolios Victory RS Investors Fund	Schedule of Portfolio Investments December 31, 2020
Security Description	Shares	Value
Common Stocks (99.6%)
Banks (10.4%):
Citizens Financial Group, Inc.	24,780	$886,133
JPMorgan Chase & Co.	10,300	1,308,821
KeyCorp	43,670	716,625
		2,911,579
Capital Markets (2.7%):
Cboe Global Markets, Inc.	8,150	758,928
Communication Services (5.4%):
Alphabet, Inc., Class A (a)	452	792,193
Facebook, Inc., Class A (a)	2,630	718,411
		1,510,604
Consumer Discretionary (7.8%):
Dollar Tree, Inc. (a)	8,170	882,687
LKQ Corp. (a)	36,580	1,289,079
		2,171,766
Consumer Staples (7.8%):
Keurig Dr Pepper, Inc.	43,900	1,404,800
TreeHouse Foods, Inc. (a)	18,060	767,369
		2,172,169
Health Care (6.6%):
Cigna Corp.	4,300	895,174
Humana, Inc.	1,330	545,659
Zimmer Biomet Holdings, Inc.	2,520	388,307
		1,829,140
Industrials (9.9%):
Atkore International Group, Inc. (a)	17,000	698,870
Meritor, Inc. (a)	16,100	449,351
Sensata Technologies Holding PLC (a)	15,510	817,997
TFI International, Inc. (b)	15,750	810,951
		2,777,169
Information Technology (12.5%):
Euronet Worldwide, Inc. (a)	6,740	976,761
Talend SA, ADR (a) (b)	14,000	536,760
Verint Systems, Inc. (a)	29,480	1,980,466
		3,493,987
Insurance (14.6%):
Alleghany Corp.	1,730	1,044,384
RenaissanceRe Holdings Ltd.	8,370	1,387,913
Safety Insurance Group, Inc.	10,520	819,508
Stewart Information Services Corp.	16,570	801,325
		4,053,130

See notes to financial statements.

36

Victory Portfolios Victory RS Investors Fund	Schedule of Portfolio Investments — continued December 31, 2020
Security Description	Shares	Value
Materials (12.3%):
Graphic Packaging Holding Co.	106,190	$1,798,859
Sealed Air Corp.	35,230	1,613,182
		3,412,041
Utilities (9.6%):
The AES Corp.	30,500	716,750
Vistra Corp.	99,920	1,964,427
		2,681,177
Total Common Stocks (Cost $21,909,592)		27,771,690
Collateral for Securities Loaned^ (2.8%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (c)	13,576	13,576
Fidelity Investments Money Market Government Portfolio, Class I, 0.01% (c)	466,427	466,427
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (c)	6,775	6,775
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (c)	54,024	54,024
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (c)	242,902	242,902
Total Collateral for Securities Loaned (Cost $783,704)		783,704
Total Investments (Cost $22,693,296) — 102.4%		28,555,394
Liabilities in excess of other assets — (2.4)%		(677,946)
NET ASSETS — 100.00%		$27,877,448

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on December 31, 2020.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

37

Victory Portfolios Victory Global Natural Resources Fund	Schedule of Portfolio Investments December 31, 2020
Security Description	Shares	Value
Common Stocks (93.2%)
Chemicals (3.9%):
Sociedad Quimica y Minera de Chile SA, ADR (a)	126,936	$6,231,288
Metals & Mining (35.0%):
Antofagasta PLC	135,349	2,667,491
First Quantum Minerals Ltd. (a)	886,982	15,924,836
Lundin Mining Corp.	283,440	2,516,596
Newmont Corp.	113,853	6,818,656
Rio Tinto PLC, ADR	31,120	2,340,846
Turquoise Hill Resources Ltd. (b)	2,050,230	25,463,857
		55,732,282
Oil, Gas & Consumable Fuels (54.3%):
Antero Resources Corp. (b)	1,376,535	7,502,116
ARC Resources Ltd.	1,600,624	7,545,961
Berry Petroleum Corp.	385,306	1,417,926
Cheniere Energy, Inc. (b)	81,847	4,913,275
Concho Resources, Inc.	92,367	5,389,614
PDC Energy, Inc. (b)	369,967	7,595,423
Peyto Exploration & Development Corp.	3,284,714	7,536,234
Range Resources Corp. (b)	3,470,886	23,254,937
Tourmaline Oil Corp.	561,277	7,567,780
Whitecap Resources, Inc.	3,566,565	13,619,474
		86,342,740
Total Common Stocks (Cost $163,259,095)		148,306,310
Collateral for Securities Loaned^ (1.7%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.08% (c)	46,409	46,409
Fidelity Investments Money Market Government Portfolio, Class I, 0.01% (c)	1,594,424	1,594,424
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.04% (c)	23,160	23,160
JPMorgan Prime Money Market Fund, Capital Class, 0.12% (c)	184,674	184,674
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.09% (c)	830,331	830,331
Total Collateral for Securities Loaned (Cost $2,678,998)		2,678,998
Total Investments (Cost $165,938,093) — 94.9%		150,985,308
Other assets in excess of liabilities — 5.1%		8,119,732
NET ASSETS — 100.00%		$159,105,040

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  Rate disclosed is the daily yield on December 31, 2020.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

38

Victory Portfolios	Statements of Assets and Liabilities December 31, 2020
	Victory RS Partners Fund		Victory RS Value Fund		Victory RS Large Cap Alpha Fund
ASSETS:
Investments, at value (Cost $269,108,339, $260,951,221 and $377,939,616)	$345,212,181	(a)	$314,499,012	(b)	$475,158,381	(c)
Cash and cash equivalents	13,095,572		2,657,025		1,284,462
Receivables:
Interest and dividends	412,376		246,095		330,966
Capital shares issued	134,268		177,856		13,783
Investments sold	—		154,265		13,304,030
From Adviser	32,627		15,758		34,313
Prepaid expenses	16,710		4,219		1,033
Total Assets	358,903,734		317,754,230		490,126,968
LIABILITIES:
Payables:
Collateral received on loaned securities	18,186,593		9,026,020		72,767
Investments purchased	—		—		11,880,340
Capital shares redeemed	14,056,613		409,656		232,465
Accrued expenses and other payables:
Investment advisory fees	286,720		219,003		200,520
Administration fees	17,403		15,711		24,590
Custodian fees	6,176		6,032		3,612
Transfer agent fees	53,927		51,570		65,422
Compliance fees	234		211		329
Trustees' fees	14		12		218
12b-1 fees	17,460		18,827		54,128
Other accrued expenses	37,973		51,868		30,297
Total Liabilities	32,663,113		9,798,910		12,564,688
NET ASSETS:
Capital	260,836,402		266,041,831		376,864,557
Total accumulated earnings/(loss)	65,404,219		41,913,489		100,697,723
Net Assets	$326,240,621		$307,955,320		$477,562,280
Net Assets
Class A Shares	$156,629,468		$162,145,013		$444,159,732
Class C Shares	—		2,618,169		11,325,588
Class R Shares	1,421,391		677,309		6,065,646
Class Y Shares	168,087,443		142,514,829		16,011,314
Member Class	102,319		—		—
Total	$326,240,621		$307,955,320		$477,562,280
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	6,470,710		6,846,259		8,778,731
Class C Shares	—		126,776		269,199
Class R Shares	65,651		30,407		120,642
Class Y Shares	6,466,152		5,845,916		317,869
Member Class	4,225		—		—
Total	13,006,738		12,849,358		9,486,441
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$24.21		$23.68		$50.59
Class C Shares (d)	—		20.65		42.07
Class R Shares	21.65		22.27		50.28
Class Y Shares	25.99		24.38		50.37
Member Class	24.22		—		—
Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$25.69		$25.12		$53.68

(a)  Includes $17,574,751 of securities on loan.

(b)  Includes $8,641,535 of securities on loan.

(c)  Includes $72,460 of securities on loan.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

39

Victory Portfolios	Statements of Assets and Liabilities December 31, 2020
	Victory RS Investors Fund		Victory Global Natural Resources Fund
ASSETS:
Investments, at value (Cost $22,693,296 and $165,938,093)	$28,555,394	(a)	$150,985,308 (b)
Foreign currency, at value (Cost $— and $47,776)	—		47,504
Cash and cash equivalents	154,129		9,947,689
Receivables:
Interest and dividends	13,181		119,356
Capital shares issued	2,454		141,528
Investments sold	—		1,428,373
From Adviser	20,339		19,685
Prepaid expenses	382		1,887
Total Assets	28,745,879		162,691,330
LIABILITIES:
Payables:
Collateral received on loaned securities	783,704		2,678,998
Investments purchased	—		573,269
Capital shares redeemed	7,321		99,999
Accrued expenses and other payables:
Investment advisory fees	23,274		131,796
Administration fees	1,409		7,528
Custodian fees	724		3,536
Transfer agent fees	6,207		29,818
Compliance fees	19		103
Trustees' fees	1		17
12b-1 fees	2,938		5,188
Other accrued expenses	42,834		56,038
Total Liabilities	868,431		3,586,290
NET ASSETS:
Capital	24,204,958		2,083,247,576
Total accumulated earnings/(loss)	3,672,490		(1,924,142,536)
Net Assets	$27,877,448		$159,105,040
Net Assets
Class A Shares	$12,663,281		$36,802,698
Class C Shares	3,305,992		2,385,333
Class R Shares	655,071		680,063
Class Y Shares	11,253,104		119,236,946
Total	$27,877,448		$159,105,040
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	986,287		2,977,907
Class C Shares	294,582		216,757
Class R Shares	57,404		58,507
Class Y Shares	849,915		9,257,569
Total	2,188,188		12,510,740
Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$12.84		$12.36
Class C Shares (c)	11.22		11.00
Class R Shares	11.41		11.62
Class Y Shares	13.24		12.88
Maximum Sales Charge — Class A Shares	5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$13.62		$13.11

(a)  Includes $764,600 of securities on loan.

(b)  Includes $2,480,716 of securities on loan.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

40

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2020
	Victory RS Partners Fund	Victory RS Value Fund	Victory RS Large Cap Alpha Fund
Investment Income:
Dividends	$5,232,234	$4,209,717	$9,129,759
Interest	55,133	52,878	70,796
Securities lending (net of fees)	52,846	54,856	16,689
Foreign tax withholding	(31,237)	(22,343)	(28,840)
Total Income	5,308,976	4,295,108	9,188,404
Expenses:
Investment advisory fees	3,205,189	2,538,968	2,273,188
Administration fees	194,621	181,455	276,280
Sub-Administration fees	14,132	12,257	11,222
12b-1 fees — Class A Shares	358,430	393,850	1,051,673
12b-1 fees — Class C Shares	—	30,036	124,665
12b-1 fees — Class R Shares	6,195	3,638	30,080
Custodian fees	25,787	21,201	22,821
Transfer agent fees — Class A Shares	205,142	212,455	418,363
Transfer agent fees — Class C Shares	—	3,467	9,812
Transfer agent fees — Class R Shares	2,581	1,627	11,059
Transfer agent fees — Class Y Shares	145,047	162,117	16,511
Transfer agent fees — Member Class (a)	580	—	—
Trustees' fees	29,500	27,389	40,104
Compliance fees	2,837	2,650	4,009
Legal and audit fees	36,744	28,958	40,707
State registration and filing fees	66,862	76,843	71,567
Other expenses	91,559	78,632	45,980
Total Expenses	4,385,206	3,775,543	4,448,041
Expenses waived/reimbursed by Adviser	(316,786)	(199,071)	(314,607)
Net Expenses	4,068,420	3,576,472	4,133,434
Net Investment Income (Loss)	1,240,556	718,636	5,054,970
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	(11,698,940)	(12,229,730)	(4,201,598)
Net change in unrealized appreciation/ depreciation on investment securities and foreign currency translations	(4,653,083)	(9,051,390)	(17,104,453)
Net realized/unrealized gains (losses) on investments	(16,352,023)	(21,281,120)	(21,306,051)
Change in net assets resulting from operations	$(15,111,467)	$(20,562,484)	$(16,251,081)

(a)  Victory RS Partners Fund Member Class commenced operations on November 3, 2020.

See notes to financial statements.

41

Victory Portfolios	Statements of Operations For the Year Ended December 31, 2020
	Victory RS Investors Fund	Victory Global Natural Resources Fund
Investment Income:
Dividends	$354,155	$1,666,115
Interest	6,494	21,741
Securities lending (net of fees)	1,440	39,971
Foreign tax withholding	(1,675)	(170,527)
Total Income	360,414	1,557,300
Expenses:
Investment advisory fees	292,916	1,173,199
Administration fees	17,774	71,178
Sub-Administration fees	11,222	11,222
12b-1 fees — Class A Shares	30,308	66,587
12b-1 fees — Class C Shares	44,359	19,095
12b-1 fees — Class R Shares	3,440	2,210
Custodian fees	3,359	17,060
Transfer agent fees — Class A Shares	15,917	84,411
Transfer agent fees — Class C Shares	6,073	7,112
Transfer agent fees — Class R Shares	1,617	1,188
Transfer agent fees — Class Y Shares	16,173	103,342
Trustees' fees	4,104	10,983
Compliance fees	262	1,034
Legal and audit fees	9,516	16,835
State registration and filing fees	72,301	80,057
Interfund lending fees	185	—
Other expenses	9,589	30,623
Total Expenses	539,115	1,696,136
Expenses waived/reimbursed by Adviser	(146,600)	(234,015)
Net Expenses	392,515	1,462,121
Net Investment Income (Loss)	(32,101)	95,179
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	(2,049,123)	(156,274,442)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(1,336,814)	185,771,622
Net realized/unrealized gains (losses) on investments	(3,385,937)	29,497,180
Change in net assets resulting from operations	$(3,418,038)	$29,592,359

See notes to financial statements.

42

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Partners Fund		Victory RS Value Fund		Victory RS Large Cap Alpha Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$1,240,556	$2,920,104	$718,636	$1,449,500	$5,054,970	$5,431,363
Net realized gains (losses) from investments	(11,698,940)	40,883,294	(12,229,730)	34,077,370	(4,201,598)	27,752,926
Net change in unrealized appreciation/ depreciation on investments	(4,653,083)	74,331,906	(9,051,390)	69,785,270	(17,104,453)	109,044,824
Change in net assets resulting from operations	(15,111,467)	118,135,304	(20,562,484)	105,312,140	(16,251,081)	142,229,113
Distributions to Shareholders:
Class A Shares	(2,382,023)	(18,545,144)	(3,101,649)	(14,419,529)	(16,466,861)	(19,425,553)
Class C Shares	—	—	(57,388)	(350,766)	(464,103)	(621,209)
Class R Shares	(24,191)	(152,466)	(13,629)	(70,532)	(206,060)	(249,827)
Class Y Shares	(2,572,869)	(23,073,509)	(2,641,513)	(12,497,492)	(617,022)	(786,292)
Member Class (a)	(1,246)	—	—	—	—	—
Change in net assets resulting from distributions to shareholders	(4,980,329)	(41,771,119)	(5,814,179)	(27,338,319)	(17,754,046)	(21,082,881)
Change in net assets resulting from capital transactions	(81,239,459)	(76,430,849)	(55,511,801)	(44,649,999)	(52,872,803)	(42,142,778)
Change in net assets	(101,331,255)	(66,664)	(81,888,464)	33,323,822	(86,877,930)	79,003,454
Net Assets:
Beginning of period	427,571,876	427,638,540	389,843,784	356,519,962	564,440,210	485,436,756
End of period	$326,240,621	$427,571,876	$307,955,320	$389,843,784	$477,562,280	$564,440,210

(a)  Victory RS Partners Fund Member Class commenced operations on November 3, 2020.

(continues on next page)

See notes to financial statements.

43

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Partners Fund		Victory RS Value Fund		Victory RS Large Cap Alpha Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Capital Transactions:
Class A Shares
Proceeds from shares issued	$8,056,549	$16,579,793	$10,671,316	$13,105,632	$15,044,197	$17,052,317
Distributions reinvested	2,346,101	18,238,219	3,021,005	14,014,003	16,006,543	18,921,963
Cost of shares redeemed	(38,903,637)	(48,748,054)	(43,963,514)	(38,839,092)	(76,615,653)	(65,297,079)
Total Class A Shares	$(28,500,987)	$(13,930,042)	$(30,271,193)	$(11,719,457)	$(45,564,913)	$(29,322,799)
Class C Shares
Proceeds from shares issued	$—	$—	$111,055	$576,327	$228,965	$612,718
Distributions reinvested	—	—	57,388	332,779	464,103	578,811
Cost of shares redeemed	—	—	(1,886,466)	(7,244,004)	(4,905,429)	(6,481,288)
Total Class C Shares	$—	$—	$(1,718,023)	$(6,334,898)	$(4,212,361)	$(5,289,759)
Class R Shares
Proceeds from shares issued	$336,137	$150,948	$58,505	$97,915	$908,104	$546,882
Distributions reinvested	24,191	152,466	13,629	70,532	206,047	247,948
Cost of shares redeemed	(421,656)	(207,402)	(319,314)	(380,522)	(1,850,065)	(1,453,937)
Total Class R Shares	$(61,328)	$96,012	$(247,180)	$(212,075)	$(735,914)	$(659,107)
Class Y Shares
Proceeds from shares issued	$28,022,881	$42,480,816	$18,473,898	$17,702,861	$2,949,615	$4,219,718
Distributions reinvested	2,567,572	22,957,985	2,604,139	12,251,365	596,266	759,111
Cost of shares redeemed	(83,363,101)	(128,035,620)	(44,353,442)	(56,337,795)	(5,905,496)	(11,849,942)
Total Class Y Shares	$(52,772,648)	$(62,596,819)	$(23,275,405)	$(26,383,569)	$(2,359,615)	$(6,871,113)
Member Class (a)
Proceeds from shares issued	$94,259	$—	$—	$—	$—	$—
Distributions reinvested	1,245	—	—	—	—	—
Total Member Class	$95,504	$—	$—	$—	$—	$—
Change in net assets resulting from capital transactions	$(81,239,459)	$(76,430,849)	$(55,511,801)	$(44,649,999)	$(52,872,803)	$(42,142,778)

(a)  Victory RS Partners Fund Member Class commenced operations on November 3, 2020.

(continues on next page)

See notes to financial statements.

44

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Partners Fund		Victory RS Value Fund		Victory RS Large Cap Alpha Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Share Transactions:
Class A Shares
Issued	411,941	691,105	545,133	542,728	327,242	343,113
Reinvested	98,163	758,032	130,384	567,685	321,465	357,509
Redeemed	(1,952,159)	(2,042,889)	(2,185,810)	(1,607,052)	(1,663,736)	(1,309,527)
Total Class A Shares	(1,442,055)	(593,752)	(1,510,293)	(496,639)	(1,015,029)	(608,905)
Class C Shares
Issued	—	—	6,149	27,312	6,096	14,939
Reinvested	—	—	2,840	15,378	11,226	13,077
Redeemed	—	—	(105,185)	(341,331)	(129,105)	(156,432)
Total Class C Shares	—	—	(96,196)	(298,641)	(111,783)	(128,416)
Class R Shares
Issued	19,278	6,910	3,076	4,276	19,865	11,149
Reinvested	1,131	7,039	625	3,033	4,172	4,724
Redeemed	(23,375)	(9,594)	(16,873)	(16,629)	(40,294)	(30,091)
Total Class R Shares	(2,966)	4,355	(13,172)	(9,320)	(16,257)	(14,218)
Class Y Shares
Issued	1,326,866	1,651,373	931,019	717,334	60,906	84,116
Reinvested	100,022	895,516	109,188	482,657	12,016	14,386
Redeemed	(3,844,005)	(5,089,360)	(2,139,626)	(2,273,518)	(133,707)	(239,430)
Total Class Y Shares	(2,417,117)	(2,542,471)	(1,099,419)	(1,073,527)	(60,785)	(140,928)
Member Class (a)
Issued	4,173	—	—	—	—	—
Reinvested	52	—	—	—	—	—
Total Member Class	4,225	—	—	—	—	—
Change in Shares	(3,857,913)	(3,131,868)	(2,719,080)	(1,878,127)	(1,203,854)	(892,467)

(a)  Victory RS Partners Fund Member Class commenced operations on November 3, 2020.

See notes to financial statements.

45

Victory Portfolios	Statements of Changes in Net Assets
	Victory RS Investors Fund		Victory Global Natural Resources Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$(32,101)	$(12,611)	$95,179	$698,765
Net realized gains (losses) from investments	(2,049,123)	1,944,737	(156,274,442)	(302,104,028)
Net change in unrealized appreciation/depreciation on investments	(1,336,814)	8,148,148	185,771,622	187,635,480
Change in net assets resulting from operations	(3,418,038)	10,080,274	29,592,359	(113,769,783)
Distributions to Shareholders:
Class A Shares	(38,891)	(721,644)	(17,431)	—
Class C Shares	(11,599)	(330,965)	—	—
Class R Shares	(2,189)	(38,858)	—	—
Class Y Shares	(33,498)	(779,678)	(307,837)	(294,977)
Change in net assets resulting from distributions to shareholders	(86,177)	(1,871,145)	(325,268)	(294,977)
Change in net assets resulting from capital transactions	(12,411,650)	(2,879,723)	(21,333,904)	(200,204,338)
Change in net assets	(15,915,865)	5,329,406	7,933,187	(314,269,098)
Net Assets:
Beginning of period	43,793,313	38,463,907	151,171,853	465,440,951
End of period	$27,877,448	$43,793,313	$159,105,040	$151,171,853

(continues on next page)

See notes to financial statements.

46

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Investors Fund		Victory Global Natural Resources Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,680,515	$1,270,985	$5,505,577	$9,391,402
Distributions reinvested	36,157	698,892	16,618	—
Cost of shares redeemed	(4,654,377)	(4,140,546)	(8,758,422)	(26,068,909)
Total Class A Shares	$(2,937,705)	$(2,170,669)	$(3,236,227)	$(16,677,507)
Class C Shares
Proceeds from shares issued	$64,083	$400,138	$496,242	$177,189
Distributions reinvested	11,513	279,002	—	—
Cost of shares redeemed	(2,978,451)	(2,558,469)	(1,312,505)	(2,812,027)
Total Class C Shares	$(2,902,855)	$(1,879,329)	$(816,263)	$(2,634,838)
Class R Shares
Proceeds from shares issued	$46,519	$47,252	$263,387	$264,804
Distributions reinvested	2,189	38,858	—	—
Cost of shares redeemed	(195,450)	(243,184)	(294,240)	(350,859)
Total Class R Shares	$(146,742)	$(157,074)	$(30,853)	$(86,055)
Class Y Shares
Proceeds from shares issued	$1,952,154	$7,332,552	$22,164,045	$106,594,493
Distributions reinvested	33,328	760,887	288,040	250,255
Cost of shares redeemed	(8,409,830)	(6,766,090)	(39,702,646)	(287,650,686)
Total Class Y Shares	$(6,424,348)	$1,327,349	$(17,250,561)	$(180,805,938)
Change in net assets resulting from capital transactions	$(12,411,650)	$(2,879,723)	$(21,333,904)	$(200,204,338)

(continues on next page)
See notes to financial statements.

47

Victory Portfolios	Statements of Changes in Net Assets

  (continued)

	Victory RS Investors Fund		Victory Global Natural Resources Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Share Transactions:
Class A Shares
Issued	153,026	99,510	690,679	851,433
Reinvested	2,876	53,885	1,375	—
Redeemed	(460,596)	(331,114)	(1,073,725)	(2,468,125)
Total Class A Shares	(304,694)	(177,719)	(381,671)	(1,616,692)
Class C Shares
Issued	7,008	35,207	58,179	16,952
Reinvested	1,048	24,409	—	—
Redeemed	(311,413)	(225,759)	(179,802)	(275,087)
Total Class C Shares	(303,357)	(166,143)	(121,623)	(258,135)
Class R Shares
Issued	4,704	4,134	32,115	28,305
Reinvested	196	3,347	—	—
Redeemed	(19,506)	(21,490)	(41,381)	(36,060)
Total Class R Shares	(14,606)	(14,009)	(9,266)	(7,755)
Class Y Shares
Issued	176,376	550,472	2,643,842	8,945,033
Reinvested	2,572	57,038	22,860	25,407
Redeemed	(750,912)	(526,955)	(4,779,989)	(27,015,945)
Total Class Y Shares	(571,964)	80,555	(2,113,287)	(18,045,505)
Change in Shares	(1,194,621)	(277,316)	(2,625,847)	(19,928,087)

See notes to financial statements.

48

This page is intentionally left blank.

49

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory RS Partners Fund
Class A
Year Ended 12/31/20	$24.47	0.04	0.07	(e)	0.11	—	(0.37)
Year Ended 12/31/19	$20.66	0.12	6.12		6.24	(0.21)	(2.22)
Year Ended 12/31/18	$29.21	0.04	(3.52)		(3.48)	(0.08)	(4.99)
Year Ended 12/31/17	$31.58	(0.25)	4.78		4.53	—	(6.90)
Year Ended 12/31/16	$26.89	(0.12)	6.59		6.47	—	(1.78)
Class R
Year Ended 12/31/20	$22.01	(0.03)	0.04	(e)	0.01	—	(0.37)
Year Ended 12/31/19	$18.79	0.03	5.55		5.58	(0.14)	(2.22)
Year Ended 12/31/18	$27.09	(0.04)	(3.27)		(3.31)	—	(4.99)
Year Ended 12/31/17	$29.84	(0.44)	4.59		4.15	—	(6.90)
Year Ended 12/31/16	$25.57	(0.21)	6.26		6.05	—	(1.78)
Class Y
Year Ended 12/31/20	$26.17	0.12	0.07	(e)	0.19	—	(0.37)
Year Ended 12/31/19	$21.94	0.21	6.52		6.73	(0.28)	(2.22)
Year Ended 12/31/18	$30.67	0.14	(3.71)		(3.57)	(0.17)	(4.99)
Year Ended 12/31/17	$32.75	(0.04)	4.86		4.82	—	(6.90)
Year Ended 12/31/16	$27.75	(0.03)	6.81		6.78	—	(1.78)
Member Class
11/3/20(f) through 12/31/20	$19.64	0.01	4.94	(e)	4.95	—	(0.37)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  The amount shown for a share outstanding throughout the period does not accord with the change in net assets resulting from operations during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(f)  Commencement of operations.

See notes to financial statements.

50

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory RS Partners Fund
Class A
Year Ended 12/31/20	(0.37)	$24.21	0.46%	1.45%	0.20%	1.53%	$156,629	108%
Year Ended 12/31/19	(2.43)	$24.47	30.69%	1.45%	0.49%	1.52%	$193,630	57%
Year Ended 12/31/18	(5.07)	$20.66	(12.04)%	1.45%	0.14%	1.52%	$175,723	62%
Year Ended 12/31/17	(6.90)	$29.21	14.21%	1.45%	(0.75)%	1.50%	$259,050	38%
Year Ended 12/31/16	(1.78)	$31.58	24.04%	1.45%	(0.44)%	1.53%	$378,695	60%
Class R
Year Ended 12/31/20	(0.37)	$21.65	0.06%	1.81%	(0.15)%	2.87%	$1,421	108%
Year Ended 12/31/19	(2.36)	$22.01	30.26%	1.81%	0.12%	2.63%	$1,510	57%
Year Ended 12/31/18	(4.99)	$18.79	(12.39)%	1.81%	(0.16)%	2.37%	$1,207	62%
Year Ended 12/31/17	(6.90)	$27.09	13.81%	1.81%	(1.40)%	2.28%	$2,168	38%
Year Ended 12/31/16	(1.78)	$29.84	23.64%	1.81%	(0.78)%	1.81%	$2,452	60%
Class Y
Year Ended 12/31/20	(0.37)	$25.99	0.77%	1.12%	0.54%	1.23%	$168,087	108%
Year Ended 12/31/19	(2.50)	$26.17	31.18%	1.12%	0.82%	1.21%	$232,432	57%
Year Ended 12/31/18	(5.16)	$21.94	(11.77)%	1.12%	0.48%	1.19%	$250,709	62%
Year Ended 12/31/17	(6.90)	$30.67	14.59%	1.12%	(0.11)%	1.21%	$349,022	38%
Year Ended 12/31/16	(1.78)	$32.75	24.41%	1.12%	(0.11)%	1.22%	$378,271	60%
Member Class
11/3/20(f) through 12/31/20	(0.37)	$24.22	25.22%	1.25%	0.36%	33.63%	$102	108%

See notes to financial statements.

51

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions
Victory RS Value Fund
Class A
Year Ended 12/31/20	$24.79	0.03	(0.68)	(0.65)	—	(0.46)	(0.46)
Year Ended 12/31/19	$20.28	0.07	6.28	6.35	(0.14)	(1.70)	(1.84)
Year Ended 12/31/18	$26.21	0.06	(2.85)	(2.79)	(0.14)	(3.00)	(3.14)
Year Ended 12/31/17	$27.94	0.03	4.80	4.83	(0.04)	(6.52)	(6.56)
Year Ended 12/31/16	$28.33	— (c)	3.09	3.09	(0.13)	(3.35)	(3.48)
Class C
Year Ended 12/31/20	$21.85	(0.11)	(0.63)	(0.74)	—	(0.46)	(0.46)
Year Ended 12/31/19	$18.08	(0.11)	5.58	5.47	—	(1.70)	(1.70)
Year Ended 12/31/18	$23.76	(0.13)	(2.55)	(2.68)	—	(3.00)	(3.00)
Year Ended 12/31/17	$26.01	(0.08)	4.35	4.27	—	(6.52)	(6.52)
Year Ended 12/31/16	$26.69	(0.21)	2.88	2.67	—	(3.35)	(3.35)
Class R
Year Ended 12/31/20	$23.44	(0.05)	(0.66)	(0.71)	—	(0.46)	(0.46)
Year Ended 12/31/19	$19.26	(0.03)	5.95	5.92	(0.04)	(1.70)	(1.74)
Year Ended 12/31/18	$25.06	(0.03)	(2.72)	(2.75)	(0.05)	(3.00)	(3.05)
Year Ended 12/31/17	$27.03	(0.03)	4.58	4.55	—	(6.52)	(6.52)
Year Ended 12/31/16	$27.51	(0.09)	2.96	2.87	—	(3.35)	(3.35)
Class Y
Year Ended 12/31/20	$25.45	0.08	(0.69)	(0.61)	—	(0.46)	(0.46)
Year Ended 12/31/19	$20.77	0.13	6.44	6.57	(0.19)	(1.70)	(1.89)
Year Ended 12/31/18	$26.77	0.13	(2.92)	(2.79)	(0.21)	(3.00)	(3.21)
Year Ended 12/31/17	$28.40	0.06	4.94	5.00	(0.11)	(6.52)	(6.63)
Year Ended 12/31/16	$28.57	0.08	3.10	3.18	—	(3.35)	(3.35)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

(d)  The Fund received monies related to nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)

See notes to financial statements.

52

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

						Ratios to Average Net Assets			Supplemental Data
	Capital Contributions from Prior Custodian, Net (See Note 8)		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory RS Value Fund
Class A
Year Ended 12/31/20	—		$23.68	(2.59)%		1.30%	0.14%	1.37%	$162,145	73%
Year Ended 12/31/19	—		$24.79	31.35%		1.30%	0.28%	1.35%	$207,200	54%
Year Ended 12/31/18	—		$20.28	(10.75)%		1.30%	0.24%	1.34%	$179,535	65%
Year Ended 12/31/17	—		$26.21	17.41%		1.30%	0.09%	1.33%	$239,994	64%
Year Ended 12/31/16	—	(c)	$27.94	10.92	%(d)	1.30%	(0.01)%	1.35%	$268,979	67%
Class C
Year Ended 12/31/20	—		$20.65	(3.35)%		2.07%	(0.62)%	2.60%	$2,618	73%
Year Ended 12/31/19	—		$21.85	30.32%		2.07%	(0.50)%	2.29%	$4,872	54%
Year Ended 12/31/18	—		$18.08	(11.41)%		2.07%	(0.54)%	2.14%	$9,428	65%
Year Ended 12/31/17	—		$23.76	16.53%		2.07%	(0.30)%	2.08%	$16,916	64%
Year Ended 12/31/16	—	(c)	$26.01	10.01	%(d)	2.07%	(0.78)%	2.13%	$19,943	67%
Class R
Year Ended 12/31/20	—		$22.27	(2.95)%		1.69%	(0.23)%	4.03%	$677	73%
Year Ended 12/31/19	—		$23.44	30.89%		1.69%	(0.13)%	3.47%	$1,022	54%
Year Ended 12/31/18	—		$19.26	(11.12)%		1.69%	(0.11)%	2.82%	$1,019	65%
Year Ended 12/31/17	—		$25.06	16.95%		1.69%	(0.11)%	2.29%	$1,625	64%
Year Ended 12/31/16	—	(c)	$27.03	10.45	%(d)	1.69%	(0.34)%	1.80%	$1,670	67%
Class Y
Year Ended 12/31/20	—		$24.38	(2.37)%		1.06%	0.38%	1.10%	$142,515	73%
Year Ended 12/31/19	—		$25.45	31.69%		1.06%	0.51%	1.07%	$176,749	54%
Year Ended 12/31/18	—		$20.77	(10.54)%		1.06%	0.49%	1.06%	$166,538	65%
Year Ended 12/31/17	—		$26.77	17.71%		1.06%	0.20%	1.06%	$247,528	64%
Year Ended 12/31/16	—	(c)	$28.40	11.14	%(d)	1.06%	0.26%	1.19%	$260,818	67%

See notes to financial statements.

53

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions
Victory RS Large Cap Alpha Fund
Class A
Year Ended 12/31/20	$53.11	0.52	(1.12)	(0.60)	(0.15)	(1.77)	(1.92)
Year Ended 12/31/19	$42.20	0.51	12.44	12.95	(0.37)	(1.67)	(2.04)
Year Ended 12/31/18	$56.61	0.44	(5.67)	(5.23)	(0.38)	(8.80)	(9.18)
Year Ended 12/31/17	$51.86	0.38	9.10	9.48	— (c)	(4.73)	(4.73)
Year Ended 12/31/16	$50.98	0.40	4.01	4.41	(0.42)	(3.12)	(3.54)
Class C
Year Ended 12/31/20	$44.70	0.14	(1.00)	(0.86)	—	(1.77)	(1.77)
Year Ended 12/31/19	$35.78	0.10	10.50	10.60	(0.01)	(1.67)	(1.68)
Year Ended 12/31/18	$49.50	(0.03)	(4.89)	(4.92)	— (c)	(8.80)	(8.80)
Year Ended 12/31/17	$46.22	(0.04)	8.05	8.01	—	(4.73)	(4.73)
Year Ended 12/31/16	$45.80	— (c)	3.57	3.57	(0.04)	(3.12)	(3.16)
Class R
Year Ended 12/31/20	$52.83	0.35	(1.13)	(0.78)	—	(1.77)	(1.77)
Year Ended 12/31/19	$42.01	0.32	12.36	12.68	(0.19)	(1.67)	(1.86)
Year Ended 12/31/18	$56.35	0.22	(5.61)	(5.39)	(0.15)	(8.80)	(8.95)
Year Ended 12/31/17	$51.83	0.18	9.07	9.25	—	(4.73)	(4.73)
Year Ended 12/31/16	$50.93	0.23	3.99	4.22	(0.21)	(3.12)	(3.33)
Class Y
Year Ended 12/31/20	$52.87	0.62	(1.10)	(0.48)	(0.25)	(1.77)	(2.02)
Year Ended 12/31/19	$42.01	0.61	12.38	12.99	(0.46)	(1.67)	(2.13)
Year Ended 12/31/18	$56.38	0.55	(5.64)	(5.09)	(0.48)	(8.80)	(9.28)
Year Ended 12/31/17	$51.66	0.49	9.07	9.56	(0.11)	(4.73)	(4.84)
Year Ended 12/31/16	$50.82	0.51	4.00	4.51	(0.56)	(3.12)	(3.68)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amounts is less than $0.005.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 0.01% for the period shown. (See Note 8)

See notes to financial statements.

54

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Capital Contributions from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory RS Large Cap Alpha Fund
Class A
Year Ended 12/31/20	—	$50.59	(1.03)%		0.89%	1.13%	0.95%	$444,160	95%
Year Ended 12/31/19	—	$53.11	30.73%		0.89%	1.03%	0.95%	$520,159	51%
Year Ended 12/31/18	—	$42.20	(9.31)%		0.89%	0.77%	0.93%	$439,035	59%
Year Ended 12/31/17	—	$56.61	18.32%		0.89%	0.68%	0.94%	$540,762	55%
Year Ended 12/31/16	0.01	$51.86	8.67	%(d)	0.89%	0.79%	0.92%	$522,593	79%
Class C
Year Ended 12/31/20	—	$42.07	(1.85)%		1.69%	0.37%	1.79%	$11,326	95%
Year Ended 12/31/19	—	$44.70	29.70%		1.69%	0.24%	1.74%	$17,028	51%
Year Ended 12/31/18	—	$35.78	(10.03)%		1.69%	(0.06)%	1.75%	$18,227	59%
Year Ended 12/31/17	—	$49.50	17.36%		1.69%	(0.08)%	1.71%	$29,771	55%
Year Ended 12/31/16	0.01	$46.22	7.80	%(d)	1.69%	(0.01)%	1.71%	$28,801	79%
Class R
Year Ended 12/31/20	—	$50.28	(1.41)%		1.26%	0.77%	1.50%	$6,066	95%
Year Ended 12/31/19	—	$52.83	30.23%		1.26%	0.66%	1.48%	$7,232	51%
Year Ended 12/31/18	—	$42.01	(9.63)%		1.26%	0.38%	1.40%	$6,348	59%
Year Ended 12/31/17	—	$56.35	17.87%		1.26%	0.33%	1.42%	$10,229	55%
Year Ended 12/31/16	0.01	$51.83	8.30	%(d)	1.23%	0.45%	1.23%	$10,631	79%
Class Y
Year Ended 12/31/20	—	$50.37	(0.83)%		0.68%	1.34%	0.82%	$16,011	95%
Year Ended 12/31/19	—	$52.87	30.99%		0.68%	1.24%	0.78%	$20,021	51%
Year Ended 12/31/18	—	$42.01	(9.11)%		0.68%	0.96%	0.75%	$21,827	59%
Year Ended 12/31/17	—	$56.38	18.56%		0.68%	0.88%	0.72%	$33,638	55%
Year Ended 12/31/16	0.01	$51.66	8.89	%(d)	0.68%	1.00%	0.69%	$31,840	79%

See notes to financial statements.

55

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory RS Investors Fund
Class A
Year Ended 12/31/20	$13.10	(0.01)	(0.21)	(0.22)	—	(0.04)
Year Ended 12/31/19	$10.68	— (c)	2.99	2.99	—	(0.57)
Year Ended 12/31/18	$13.86	— (c)	(1.27)	(1.27)	—	(1.91)
Year Ended 12/31/17	$13.65	(0.03)	2.23	2.20	—	(1.99)
Year Ended 12/31/16	$12.42	— (c)	1.23	1.23	—	—
Class C
Year Ended 12/31/20	$11.54	(0.08)	(0.20)	(0.28)	—	(0.04)
Year Ended 12/31/19	$9.53	(0.08)	2.66	2.58	—	(0.57)
Year Ended 12/31/18	$12.68	(0.10)	(1.14)	(1.24)	—	(1.91)
Year Ended 12/31/17	$12.73	(0.19)	2.13	1.94	—	(1.99)
Year Ended 12/31/16	$11.67	(0.09)	1.15	1.06	—	—
Class R
Year Ended 12/31/20	$11.72	(0.07)	(0.20)	(0.27)	—	(0.04)
Year Ended 12/31/19	$9.66	(0.07)	2.70	2.63	—	(0.57)
Year Ended 12/31/18	$12.81	(0.08)	(1.16)	(1.24)	—	(1.91)
Year Ended 12/31/17	$12.83	(0.17)	2.14	1.97	—	(1.99)
Year Ended 12/31/16	$11.73	(0.06)	1.16	1.10	—	—
Class Y
Year Ended 12/31/20	$13.47	0.02	(0.21)	(0.19)	—	(0.04)
Year Ended 12/31/19	$10.94	0.03	3.07	3.10	—	(0.57)
Year Ended 12/31/18	$14.10	0.03	(1.28)	(1.25)	—	(1.91)
Year Ended 12/31/17	$13.82	0.03	2.24	2.27	—	(1.99)
Year Ended 12/31/16	$12.55	0.04	1.24	1.28	(0.01)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

See notes to financial statements.

56

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory RS Investors Fund
Class A
Year Ended 12/31/20	(0.04)	$12.84	(1.68)%	1.33%	(0.08)%	1.71%	$12,663	66%
Year Ended 12/31/19	(0.57)	$13.10	28.01%	1.33%	0.03%	1.62%	$16,906	64%
Year Ended 12/31/18	(1.91)	$10.68	(9.36)%	1.33%	(0.03)%	1.58%	$15,682	56%
Year Ended 12/31/17	(1.99)	$13.86	16.28%	1.33%	(0.24)%	1.54%	$20,419	80%
Year Ended 12/31/16	—	$13.65	9.90%	1.33%	0.02%	1.56%	$28,022	92%
Class C
Year Ended 12/31/20	(0.04)	$11.22	(2.43)%	2.07%	(0.85)%	2.75%	$3,306	66%
Year Ended 12/31/19	(0.57)	$11.54	27.08%	2.07%	(0.73)%	2.54%	$6,898	64%
Year Ended 12/31/18	(1.91)	$9.53	(10.08)%	2.07%	(0.82)%	2.44%	$7,282	56%
Year Ended 12/31/17	(1.99)	$12.68	15.48%	2.07%	(1.42)%	2.35%	$11,149	80%
Year Ended 12/31/16	—	$12.73	9.08%	2.07%	(0.72)%	2.35%	$14,517	92%
Class R
Year Ended 12/31/20	(0.04)	$11.41	(2.30)%	1.95%	(0.71)%	4.41%	$655	66%
Year Ended 12/31/19	(0.57)	$11.72	27.24%	1.95%	(0.59)%	3.85%	$844	64%
Year Ended 12/31/18	(1.91)	$9.66	(9.91)%	1.95%	(0.64)%	3.15%	$831	56%
Year Ended 12/31/17	(1.99)	$12.81	15.50%	1.95%	(1.27)%	2.72%	$1,379	80%
Year Ended 12/31/16	—	$12.83	9.38%	1.92%	(0.50)%	1.92%	$1,314	92%
Class Y
Year Ended 12/31/20	(0.04)	$13.24	(1.41)%	1.05%	0.17%	1.50%	$11,253	66%
Year Ended 12/31/19	(0.57)	$13.47	28.35%	1.05%	0.27%	1.43%	$19,146	64%
Year Ended 12/31/18	(1.91)	$10.94	(9.06)%	1.05%	0.18%	1.37%	$14,669	56%
Year Ended 12/31/17	(1.99)	$14.10	16.59%	1.05%	0.19%	1.25%	$27,131	80%
Year Ended 12/31/16	(0.01)	$13.82	10.17%	1.05%	0.28%	1.24%	$50,013	92%

See notes to financial statements.

57

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
Victory Global Natural Resources Fund
Class A
Year Ended 12/31/20	$9.71	(0.01)	2.67	2.66	(0.01)	(0.01)
Year Ended 12/31/19	$12.86	— (c)	(3.15)	(3.15)	—	—
Year Ended 12/31/18	$23.73	(0.14)	(10.73)	(10.87)	—	—
Year Ended 12/31/17	$23.49	(0.22)	0.46	0.24	—	—
Year Ended 12/31/16	$15.34	(0.10)	8.25	8.15	—	—
Class C
Year Ended 12/31/20	$8.71	(0.07)	2.36	2.29	—	—
Year Ended 12/31/19	$11.63	(0.08)	(2.84)	(2.92)	—	—
Year Ended 12/31/18	$21.63	(0.28)	(9.72)	(10.00)	—	—
Year Ended 12/31/17	$21.59	(0.36)	0.40	0.04	—	—
Year Ended 12/31/16	$14.21	(0.24)	7.62	7.38	—	—
Class R
Year Ended 12/31/20	$9.16	(0.04)	2.50	2.46	—	—
Year Ended 12/31/19	$12.18	(0.04)	(2.98)	(3.02)	—	—
Year Ended 12/31/18	$22.56	(0.20)	(10.18)	(10.38)	—	—
Year Ended 12/31/17	$22.42	(0.29)	0.43	0.14	—	—
Year Ended 12/31/16	$14.68	(0.15)	7.89	7.74	—	—
Class Y
Year Ended 12/31/20	$10.11	0.02	2.78	2.80	(0.03)	(0.03)
Year Ended 12/31/19	$13.38	0.03	(3.27)	(3.24)	(0.03)	(0.03)
Year Ended 12/31/18	$24.60	(0.06)	(11.16)	(11.22)	—	—
Year Ended 12/31/17	$24.28	(0.14)	0.46	0.32	—	—
Year Ended 12/31/16	$15.80	(0.04)	8.52	8.48	—	—

*  Includes adjustments in accordance with U.S. generally accepted accounting principles.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

See notes to financial statements.

58

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

						Ratios to Average Net Assets				Supplemental Data
	Capital Contributions from Prior Custodian, Net (See Note 8)		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*		Net Expenses	Net Investment Income (Loss)		Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Global Natural Resources Fund
Class A
Year Ended 12/31/20	—		$12.36	27.35%		1.48%	(0.15)%		1.79%	$36,803	46%
Year Ended 12/31/19	—		$9.71	(24.49)%		1.48%	—	%(d)	1.69%	$32,630	24%
Year Ended 12/31/18	—		$12.86	(45.81)%		1.48%	(0.65)%		1.54%	$64,001	26%
Year Ended 12/31/17	—		$23.73	1.02%		1.48%	(0.93)%		1.55%	$262,455	57	%(e)
Year Ended 12/31/16	—	(c)	$23.49	53.13	%(f)	1.48%	(0.51)%		1.48%	$545,778	29%
Class C
Year Ended 12/31/20	—		$11.00	26.29%		2.28%	(0.92)%		3.32%	$2,385	46%
Year Ended 12/31/19	—		$8.71	(25.11)%		2.28%	(0.81)%		2.75%	$2,949	24%
Year Ended 12/31/18	—		$11.63	(46.26)%		2.28%	(1.42)%		2.38%	$6,939	26%
Year Ended 12/31/17	—		$21.63	0.23%		2.28%	(1.72)%		2.35%	$20,428	57	%(e)
Year Ended 12/31/16	—	(c)	$21.59	51.94	%(f)	2.28%	(1.32)%		2.31%	$30,789	29%
Class R
Year Ended 12/31/20	—		$11.62	26.86%		1.86%	(0.51)%		5.74%	$680	46%
Year Ended 12/31/19	—		$9.16	(24.79)%		1.86%	(0.37)%		4.31%	$621	24%
Year Ended 12/31/18	—		$12.18	(46.01)%		1.86%	(0.99)%		2.50%	$920	26%
Year Ended 12/31/17	—		$22.56	0.62%		1.86%	(1.31)%		2.20%	$2,442	57	%(e)
Year Ended 12/31/16	—	(c)	$22.42	52.72	%(f)	1.74%	(0.80)%		1.74%	$4,611	29%
Class Y
Year Ended 12/31/20			$12.88	27.73%		1.15%	0.18%		1.28%	$119,237	46%
Year Ended 12/31/19	—		$10.11	(24.25)%		1.15%	0.27%		1.26%	$114,972	24%
Year Ended 12/31/18	—		$13.38	(45.63)%		1.15%	(0.29)%		1.20%	$393,581	26%
Year Ended 12/31/17	—		$24.60	1.36%		1.15%	(0.58)%		1.19%	$1,126,533	57	%(e)
Year Ended 12/31/16	—	(c)	$24.28	53.67	%(f)	1.15%	(0.19)%		1.17%	$1,300,024	29%

(d)  Amount is less than $0.005%.

(e)  Portfolio turnover increased due to change within the portfolio holdings during the year.

(f)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown. (See Note 8)
See notes to financial statements.

59

Victory Portfolios	Notes to Financial Statements December 31, 2020

1. Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company named "The Victory Portfolios," which was organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 42 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Each Fund, with the exception of RS Investors Fund and Global Natural Resources Fund, is classified as diversified under the 1940 Act.

The accompanying financial statements are those of the following five Funds (collectively, the "Funds" and individually, a "Fund").

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory RS Partners Fund	RS Partners Fund	Classes A, R, Y and Member Class*
Victory RS Value Fund	RS Value Fund	Classes A, C, R and Y
Victory RS Large Cap Alpha Fund	RS Large Cap Alpha Fund	Classes A, C, R and Y
Victory RS Investors Fund	RS Investors Fund	Classes A, C, R and Y
Victory Global Natural Resources Fund	Global Natural Resources Fund	Classes A, C, R and Y

*  Member Class commenced operations on November 3, 2020.

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with Generally Accepted Accounting Principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

60

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

A summary of the valuations as of December 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments.

	Level 1	Level 2	Level 3	Total
RS Partners Fund
Common Stocks	$326,438,219	$—	$—	$326,438,219
Preferred Stocks	—	—	587,369	587,369
Collateral for Securities Loaned	18,186,593	—	—	18,186,593
Total	$344,624,812	$—	$587,369	$345,212,181
RS Value Fund
Common Stocks	$305,472,992	$—	$—	$305,472,992
Collateral for Securities Loaned	9,026,020	—	—	9,026,020
Total	$314,499,012	$—	$—	$314,499,012
RS Large Cap Alpha Fund
Common Stocks	$475,085,614	$—	$—	$475,085,614
Collateral for Securities Loaned	72,767	—	—	72,767
Total	$475,158,381	$—	$—	$475,158,381
RS Investors Fund
Common Stocks	$27,771,690	$—	$—	$27,771,690
Collateral for Securities Loaned	783,704	—	—	783,704
Total	$28,555,394	$—	$—	$28,555,394
Global Natural Resources Fund
Common Stocks	$145,638,819	$2,667,491	$—	$148,306,310
Collateral for Securities Loaned	2,678,998	—	—	2,678,998
Total	$148,317,817	$2,667,491	$—	$150,985,308

For the year ended December 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

61

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Investment Companies:

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay the Agent various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending transactions which are subject to offset under the MSLA as of December 31, 2020. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral and greater than overnight and continuous contractual maturity for non-cash collateral.

62

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020
	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
	Securities on Loan)	Collateral Received*	<30 Days	Between 30 & 90 Days	>90 Days	Net Amount
RS Partners Fund	$17,574,751	$17,574,751	$—	$—	$—	$—
RS Value Fund	8,641,535	8,641,535	—	—	—	—
RS Large Cap Alpha Fund	72,460	72,460	—	—	—	—
RS Investors Fund	764,600	764,600	—	—	—	—
Global Natural Resources Fund	2,480,716	2,480,716	—	—	—	—

*  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Statements of Assets and Liabilities.

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency translations on the Statements of Operations.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of December 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

63

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2020, were as follows:

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)
RS Partners Fund	$339,353,592	$409,425,678
RS Value Fund	214,548,336	260,377,267
RS Large Cap Alpha Fund	422,858,127	469,596,849
RS Investors Fund	18,844,853	30,039,923
Global Natural Resources Fund	51,236,662	77,108,812

For the year ended December 31, 2020, there were no purchases or sales of U.S. Government Securities.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation and a wholly owned direct subsidiary of Victory Capital Operating, LLC. Amounts incurred and paid to VCM for the year ended December 31, 2020, are reflected on the Statements of Operations as Investment advisory fees.

VCM has entered into a Sub-Advisory Agreement with SailingStone Capital Partners LLC ("SailingStone"). SailingStone is responsible for providing day-to-day investment advisory services to the Global Natural Resources Fund, subject to the oversight of the Board. Sub-investment advisory fees paid by VCM to SailingStone do not represent a separate or additional expense to the Funds.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Flat Rate
RS Partners Fund	1.00%
RS Value Fund	0.85%
RS Large Cap Alpha Fund	0.50%
RS Investors Fund	1.00%
Global Natural Resources Fund	1.00%

VCM also serves as the Funds' administrator and fund accountant. Under the Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex. Amounts incurred for the year ended December 31, 2020, are reflected on the Statements of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to the Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Funds reimburse VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds. Amounts incurred for the year ended December 31, 2020, are reflected on the Statements of Operations as Sub-Administration fees.

64

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

Citibank serves as the Funds' custodian. The Funds pay Citibank a fee for providing these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statements of Operations as Custodian fees.

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statements of Operations as Transfer agent fees.

Victory Capital Transfer Agency, Inc., an affiliate of the Adviser, serves as sub-transfer agent for the Member Class shares of the Funds and receives no fee or other compensation for these services.

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services. Amounts incurred for the year ended December 31, 2020, are reflected on the Statements of Operations as Compliance fees.

Sidley Austin LLP provides legal services to the Trust.

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc. Amounts incurred for the year ended December 31, 2020, are reflected on the Statements of Operations as 12b-1 fees.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares and 1.00% of the average daily net assets of Class C Shares of the Funds. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor is entitled to receive commissions on sales of the Class A Shares of the Funds. For the year ended December 31, 2020, the Distributor received approximately $ 19,237 from commissions earned on sales of Class A Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of December 31, 2020, the expense limits (excluding voluntary waivers) are as follows:

	In effect until April 30, 2021
	Class A Shares	Class C Shares	Class R Shares	Class Y Shares	Member Class
RS Partners Fund	1.45%	N/A	1.81%	1.12%	1.25	%(a)
RS Value Fund	1.30%	2.07%	1.69%	1.06%	N/A
RS Large Cap Alpha Fund	0.89%	1.69%	1.26%	0.68%	N/A
RS Investors Fund	1.33%	2.07%	1.95%	1.05%	N/A
Global Natural Resources Fund	1.48%	2.28%	1.86%	1.15%	N/A

(a)  In effect from November 3, 2020, until at least April 30, 2022.

65

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as Recoupment of prior expenses waived/reimbursed by Adviser.

As of December 31, 2020, the following amounts are available to be repaid to the Adviser. The Funds have not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at December 31, 2020.

	Expires December 31, 2021	Expires December 31, 2022	Expires December 31, 2023	Total
RS Partners Fund	$386,406	$344,191	$316,786	$1,047,383
RS Value Fund	116,096	154,554	199,071	469,721
RS Large Cap Alpha Fund	236,137	327,684	314,607	878,428
RS Investors Fund	163,946	162,310	146,600	472,856
Global Natural Resources Fund	577,205	429,505	234,015	1,240,725

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2020.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, Custodian, Distributor, and Legal Counsel.

5. Risks:

Each Fund may be subject to other risks in addition to these identified risks.

Equity Risk — An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

Sector Risk — To the extent the Funds focus in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Funds' investments and could make the Funds' performance more volatile. For example, the values of companies in the Information Technology sector are particularly vulnerable to economic downturns, short product cycles and aggressive pricing, market competition and changes in government regulation.

Concentration Risk — The Global Natural Resources Fund (herein, the "Fund") may concentrate its investments in a particular industry, as the term "concentration is used in the 1940 Act. Concentrating investments in the Natural Resources sector increases the risk of loss because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect the natural resources sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they cause the Fund's cash position or cash requirements to exceed normal levels.

Geopolitical/Natural Disaster Risk — An outbreak of disease called COVID-19 has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have

66

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may last for an extended period of time, and could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Funds' investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended December 31, 2020, the Victory Funds Complex and the USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020, with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended December 31, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is presented on the Statements of Operations under Line of credit fees.

The Funds did not utilize the Line of Credit during the year ended December 31, 2020.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend and borrow money to or from any other Victory Fund, that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund during the period, if applicable, is presented on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by each Fund during the period, if applicable, is presented on the Statements of Operations under Interfund lending income.

The average borrowing and lending for the days outstanding and average interest rate for each Fund during the year ended December 31, 2020, were as follows:

	Borrower or Lender	Amount Outstanding at December 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
RS Investors Fund	Borrower	$—	$1,916,000	2	1.76%	$1,948,000

*  For the year ended December 31, 2020, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

Dividends from net investment income, if any, are declared and paid annually for the Funds. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax

67

Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of December 31, 2020, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

	Total Accumulated Earnings/(Loss)	Capital
RS Partners Fund	$180,360	$(180,360)
RS Value Fund	(9,599)	9,599
RS Large Cap Alpha Fund	2,667	(2,667)
RS Investors Fund	32,579	(32,579)

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid):

	Year Ended December 31, 2020
	Distributions Paid From:
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
RS Partners Fund	$11	$4,980,318	$4,980,329
RS Value Fund	5	5,814,174	5,814,179
RS Large Cap Alpha Fund	1,415,308	16,338,738	17,754,046
RS Investors Fund	—	86,177	86,177
RS Global Natural Resources Fund	325,268	—	325,268
	Year Ended December 31, 2019
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
RS Partners Fund	$2,917,501	$38,853,618	$41,771,119
RS Value Fund	3,088,482	24,249,837	27,338,319
RS Large Cap Alpha Fund	3,767,453	17,315,428	21,082,881
RS Investors Fund	—	1,871,145	1,871,145
Global Natural Resources Fund	294,977	—	294,977

As of December 31, 2020, the components of accumulated earnings/(loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
RS Partners Fund	$1,236,517	$1,236,517	$(9,328,334)	$73,496,036	$65,404,219
RS Value Fund	698,365	698,365	(11,867,080)	53,082,204	41,913,489
RS Large Cap Alpha Fund	5,493,216	5,493,216	(577,913)	95,782,420	100,697,723
RS Investors Fund	—	—	(2,106,442)	5,778,932	3,672,490
RS Global Natural Resources Fund	86,746	86,746	(1,828,289,529)	(95,939,753)	(1,924,142,536)

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and partnership basis adjustments.

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Victory Portfolios	Notes to Financial Statements — continued December 31, 2020

As of the tax year ended December 31, 2020, the following Funds had net capital loss carryforwards ("CLCFs") as summarized in the table below, which are not subject to expiration.

	Short-Term Amount	Long-Term Amount	Total
RS Partners Fund	$9,328,334	$—	$9,328,334
RS Value Fund	11,867,080	—	11,867,080
RS Large Cap Alpha Fund	577,913	—	577,913
RS Investors Fund	2,106,442	—	2,106,442
RS Global Natural Resources Fund	9,316,769	1,818,972,760	1,828,289,529

As of December 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows:

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
RS Partners Fund	$271,716,198	$81,536,774	$(8,040,791)	$73,495,983
RS Value Fund	261,416,808	59,599,467	(6,517,263)	53,082,204
RS Large Cap Alpha Fund	379,375,961	105,257,738	(9,475,318)	95,782,420
RS Investors Fund	22,776,471	6,410,206	(631,283)	5,778,923
RS Global Natural Resources Fund	246,925,388	38,152,363	(134,092,443)	(95,940,080)

8. Capital Contribution from Prior Custodian:

During 2016, certain Funds received notification from their prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Funds was accounted for as a capital contribution and is reflected on the Financial Highlights as Capital Contribution from Prior Custodian, Net.

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2020, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds. Shareholders of record may hold Fund shares for the benefit of their customers.

	Shareholder	Percent
RS Partners Fund	National Financial Services, LLC	30.8%
Global Natural Resources Fund	Charles Schwab & Co., Inc.	36.4%

69

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory RS Partners Fund, Victory RS Value Fund, Victory RS Large Cap Alpha Fund, Victory RS Investors Fund and Victory Global Natural Resources Fund (the "Funds"), each a series of Victory Portfolios, as of December 31, 2020, the related statements of operations for the year then ended and the statements of changes in net assets, the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial highlights for the years ended December 31, 2018 and prior, were audited by other auditors whose report dated February 26, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 23, 2021

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Victory Portfolios	Supplemental Information December 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 42 portfolios in the Trust, 8 portfolios in Victory Variable Insurance Funds, and 25 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. David C. Brown is a Trustee of USAA Mutual Funds Trust and oversees 46 portfolios of the USAA Mutual Funds Trust. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012).
E. Lee Beard,* Born August 1951	Trustee	May 2005	Retired (since 2015)	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

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Victory Portfolios	Supplemental Information — continued December 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016- September 2017); Advisor, (January 2016-April 2016) and Managing Partner (August 2014-January 2016) Endgate Commodities LLC.	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, Born December 1944	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	Trustee, USAA Mutual Funds Trust.

*  The Board has designated Ms. Beard and Mr. Meyer as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Victory Portfolios	Supplemental Information — continued December 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their date of birth, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser.
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	December 1997	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

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Victory Portfolios	Supplemental Information — continued December 31, 2020

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended December 31 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020, through December 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value 12/31/20	Actual Expenses Paid During Period 7/1/20- 12/31/20	Hypothetical Expenses Paid During Period 7/1/20- 12/31/20*	Annualized Expense Ratio During Period 7/1/20- 12/31/20
RS Partners Fund
Class A Shares	$1,000.00	$1,338.20	$1,017.85	$8.52	$7.35	1.45%
Class R Shares	1,000.00	1,335.50	1,016.04	10.63	9.17	1.81%
Class Y Shares	1,000.00	1,340.10	1,019.51	6.59	5.69	1.12%
Member Class**	1,000.00	1,252.20	1,018.85	2.27	6.34	1.25%

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Victory Portfolios	Supplemental Information — continued December 31, 2020
	Beginning Account Value 7/1/20	Actual Ending Account Value 12/31/20	Hypothetical Ending Account Value 12/31/20	Actual Expenses Paid During Period 7/1/20- 12/31/20	Hypothetical Expenses Paid During Period 7/1/20- 12/31/20*	Annualized Expense Ratio During Period 7/1/20- 12/31/20
RS Value Fund
Class A Shares	$1,000.00	$1,259.70	$1,018.60	$7.38	$6.60	1.30%
Class C Shares	1,000.00	1,254.80	1,014.73	11.73	10.48	2.07%
Class R Shares	1,000.00	1,257.50	1,016.64	9.59	8.57	1.69%
Class Y Shares	1,000.00	1,261.30	1,019.81	6.03	5.38	1.06%
RS Large Cap Alpha Fund
Class A Shares	1,000.00	1,224.90	1,020.66	4.98	4.52	0.89%
Class C Shares	1,000.00	1,220.10	1,016.64	9.43	8.57	1.69%
Class R Shares	1,000.00	1,222.70	1,018.80	7.04	6.39	1.26%
Class Y Shares	1,000.00	1,226.10	1,021.72	3.81	3.46	0.68%
RS Investors Fund
Class A Shares	1,000.00	1,243.20	1,018.45	7.50	6.75	1.33%
Class C Shares	1,000.00	1,237.30	1,014.73	11.64	10.48	2.07%
Class R Shares	1,000.00	1,239.20	1,015.33	10.98	9.88	1.95%
Class Y Shares	1,000.00	1,244.60	1,019.86	5.92	5.33	1.05%
Global Natural Resources Fund
Class A Shares	1,000.00	1,599.70	1,017.70	9.67	7.51	1.48%
Class C Shares	1,000.00	1,591.90	1,013.67	14.85	11.54	2.28%
Class R Shares	1,000.00	1,596.20	1,015.79	12.14	9.42	1.86%
Class Y Shares	1,000.00	1,602.20	1,019.36	7.52	5.84	1.15%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Actual Expenses Paid are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 59/366 to reflect the stub period from commencement of operations November 3, 2020, through December 31, 2020.

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Victory Portfolios	Supplemental Information — continued December 31, 2020

Additional Federal Income Tax Information

For the year ended December 31, 2020, the following Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Percent
RS Large Cap Alpha Fund	100%
RS Global Natural Resources Fund	100%

Dividends qualified for corporate dividends received deductions of:

Percent
RS Large Cap Alpha Fund	100%
RS Global Natural Resources Fund	100%

For the year ended December 31, 2020, the following Funds designated long-term capital gain distributions:

Amount
RS Partners Fund	$4,980,318
RS Value Fund	5,814,174
RS Large Cap Alpha Fund	16,338,738
RS Investors Fund	86,177

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2020, were as follows:

	Foreign Source Income	Foreign Tax Expense
RS Global Natural Resources Fund	$0.10	$0.01

76

Victory Portfolios	Supplemental Information — continued December 31, 2020

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreements

The Board approved the advisory agreement with the Adviser, on behalf of each of the Funds (the "Advisory Agreement"), and the sub-advisory agreement between SailingStone Capital Partners LLC (the "Sub-Adviser") and the Adviser, on behalf of the Global Natural Resources Fund (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements"), at a meeting, which was called for that purpose, on December 2, 2020. The Board also considered information relating to the Funds and the Agreements provided throughout the year and, more specifically, at a meeting on October 27, 2020 called for the purpose of reviewing the Agreements. In considering whether to approve the Agreement, the Board requested, and the Adviser and Sub-Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions.

The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Funds, which also serves as independent legal counsel to the Independent Trustees. In addition, the Independent Trustees considered a past review of their overall process for conducting the annual review of the Funds' advisory arrangements by an independent consultant retained through their counsel.

The Board took into consideration regular reports from the Adviser and Sub-Adviser throughout the COVID-19 pandemic public health crisis concerning how the ongoing pandemic has affected market volatility, investment risk and the implementation and effectiveness of business continuity plans. These reports also had confirmed that the pandemic had no material impact on the Adviser's (or the Sub-Adviser's) operations.

The Board considered each Fund's advisory fee, expense ratio and investment performance as significant factors in determining whether the Agreements should be continued. The Board reviewed numbers factors with respect to each Fund, including the services to be provided by the Sub-Adviser. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Funds for the services provided by the Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

•  The performance of the Funds as compared to comparable funds;

•  The fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Funds grow;

•  Whether the fee would be sufficient to enable the Adviser to attract and retain experienced personnel and continue to provide quality services to the Funds;

•  The fees paid by other clients of the Adviser whose accounts are managed in a similar investment style and any differences in the services provided to the other clients compared to those provided to the Funds;

•  The total expenses of each Fund;

•  Management's commitment to operating the Funds at competitive expense levels;

•  The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Funds;

•  Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Adviser, and its affiliates, including revenues paid to the Adviser, or its affiliates, by the Funds for administration and fund accounting services, and distribution;

•  The capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  The historical relationship between each Fund and the Adviser.

In considering whether the compensation paid to the Sub-Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

•  The requirements of the Fund for the services provided by the Sub-Adviser;

•  The nature, quality and extent of the services provided and expected to be provided;

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  (Unaudited)

•  The fees payable for the services;

•  Representations by the Adviser that the sub-advisory fee for the Fund is within the range of fees agreed to in the market for similar services;

•  Whether the fee would be sufficient to enable the Sub-Adviser to attract and retain experienced personnel and continue to provide quality services to the Fund;

•  Management's commitment to operating the Fund at competitive expense levels;

•  Research and other service benefits received by the Sub-Adviser obtained through payment of client commissions for securities transactions;

•  Other benefits received by the Sub-Adviser as a result of its sub-advisory relationship with the Fund;

•  The capabilities and financial condition of the Sub-Adviser;

•  The nature, quality and extent of the oversight and compliance services provided by the Adviser;

•  The historical relationship between the predecessor fund and the Sub-Adviser; and

•  Current economic and industry trends.

The Board reviewed each Fund's current management fee, comprised of the advisory fee plus the administrative services fee paid to the Adviser, in the context of the Adviser's profitability with respect to each Fund individually. In addition, the Board compared each Fund's gross management fee and total operating expense ratio on a net and gross basis with the median gross management fee and median expense ratio of a universe of comparable mutual funds compiled by an independent consultant, and a peer group of funds with similar investment strategies selected by that independent consultant from the universe of comparable funds. The Board reviewed the factors and methodology used by the independent consultant in the selection of each Fund's peer group, including the independent consultant's selection of a broad universe of funds, the more specific universe of comparable funds, and peer groups of funds with comparable investment strategies and asset levels, among other factors. The Board also reviewed any changes to the independent consultant's methodology as compared to the prior year, including those resulting from the Adviser's input, if any. With respect to certain Funds, the Board also reviewed fees and other information related to the Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board noted that none of the advisory fee arrangements for the Funds included breakpoints, which are generally viewed as a method by which an investment adviser shares any economies of scale with a fund as a fund grows. The Board also considered the Adviser's commitment to limit expenses as discussed in more detail below, and would consider breakpoints at a future time if a Fund's assets were to grow significantly.

The Board also reviewed the compliance and administrative services provided to the Funds by the Adviser and its affiliates, including the Adviser's oversight of the Funds' day-to-day operations and oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds and the Trust.

With respect to the Global Natural Resources Fund, the Board also considered information concerning the fee paid to the Sub-Adviser under the Sub-Advisory Agreement. The Board considered the relative roles and responsibilities of the Adviser and Sub-Adviser with respect to the Fund and noted that, among other things: (1) the sub-advisory fees for the Fund are paid by the Adviser and, therefore, are not a direct expense of the Fund; and (2) the Adviser supervises the Sub-Adviser. The Board also considered the Adviser's representation that the fees to be paid to the Sub-Adviser are within the range of sub-advisory fees paid to other sub-advisers for similar services. The Board reviewed fees and other information related to the Sub-Adviser's management of similarly managed institutional or private accounts, and the differences in the services provided to the other accounts. The Board recognized that because the sub-advisory fees are paid by the Adviser, any arrangement by the Sub-Adviser to reduce its fee as the Fund grows would have no direct impact on the Fund or its shareholders.

The Board found that the gross annual management fee paid by each Fund was within the range of management fees paid by each Fund's respective peer group. The Board also found that each Fund's Class A net annual expense ratio, taking into account any shareholder servicing or distribution fees, was reasonable as compared with each Fund's respective peer group. The Board considered the Adviser's contractual agreement with each

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  (Unaudited)

Fund to waive its fees and reimburse expenses of certain classes for a specified period of time, as described in the Fund's prospectus.

The Board reviewed each Fund's performance over one-, three-, five- and ten-year periods (as applicable) against the performance of the Fund's selected peer group and benchmark index. The Board recognized that the performance of the Fund and the peer group funds are net of expenses, while the performance of the benchmark index reflects gross returns.

The Board reviewed various other specific factors with respect to each Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee may have attributed different weights to various factors.

RS Partners Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund outperformed the benchmark index for the three- and five-year periods, underperformed the benchmark index for the one- and ten-year periods, and underperformed the peer group median for all of the periods reviewed. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Value Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, with the exception of the three-year period, and underperformed the peer group median for all of the periods reviewed. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

RS Large Cap Alpha Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, with the exception of the three-year period, and underperformed the peer group median for all of the periods reviewed. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual fund; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

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Victory Portfolios	Supplemental Information — continued December 31, 2020

  (Unaudited)

RS Investors Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed the benchmark index for all of the periods reviewed, and underperformed the peer group median for all of the periods reviewed, with the exception of the ten-year period. The Board brought the Fund's underperformance to management's attention and discussed with the Adviser any steps that had been or could be taken to enhance performance in the future.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual fund; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Global Natural Resources Fund

The Board compared the Fund's Class A performance for the one-, three-, five- and ten-year periods ended June 30, 2020, to that of the median performance of the Fund's peer group and benchmark index for the same periods and considered the fact that the Fund underperformed both the benchmark index and the peer group median for all of the periods reviewed. The Board noted its numerous discussions with the Adviser and Sub-Adviser throughout the year, and in prior years, about, among other things, the Fund's investment strategy, the Adviser's and Sub-Adviser's implementation of the strategy, and related market conditions, together with relevant fee and expense considerations. The Board also discussed the steps taken by the Adviser and Sub-Adviser to enhance performance in the future, and the Board's continued monitoring of the Fund's performance.

Having considered, among other things: (1) the Fund's management fee compared to comparable mutual funds; (2) the Fund's total expense ratio compared to comparable mutual funds; (3) that the Adviser's willingness to limit the expenses of certain classes for a period of time would provide stability to the Fund's expenses for those share classes during that period; and (4) the Fund's performance during the periods reviewed, the Board concluded that the Agreement continued to be in the best interests of the Fund's shareholders.

Conclusion

Based on its review of the information requested and provided, and following extended discussions, the Board determined that the Agreement, on behalf of the Funds discussed above, was consistent with the best interests of each Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of each Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser;

•  The Adviser's entrepreneurial commitment to the management of the Funds and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Funds;

•  The Adviser's representations regarding its staffing and capabilities to manage the Funds, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Based on its review of the information requested and provided, and following extended discussions, the Board concluded, among other things, that the Sub-Advisory Agreement, with respect to the Global Natural Resources

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  (Unaudited)

Fund, was consistent with the best interests of the Fund and its shareholders and unanimously approved the Sub-Advisory Agreement (including the fees to be charged for services thereunder), on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the investment advisory services provided, the costs of these services and the estimated profitability of the Sub-Adviser's relationship with the Fund;

•  The nature, quality and extent of the investment advisory services provided by the portfolio management team of the Sub-Adviser, which have resulted in the Fund achieving its stated investment objective;

•  The Sub-Adviser's representations regarding its staffing and capabilities to manage the Fund; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Sub-Adviser.

81

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)
800-235-8396 for Member Class

VPRSVF-AR (12/20)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics in included as an Exhibit.
(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2020	2019
(a) Audit Fees (1)	$297,500	$297,500
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	87,750	87,750
(d) All Other Fees (4)	3,327	0

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by The Funds’ independent registered public accounting firm for audit compliance, audit advice and audit planning.

(2) Represents the fee for assurance and related services by The Funds’ independent registered public accounting firm reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3) Represents the aggregate tax fee billed for professional services rendered by The Funds’ independent registered public accounting firm for tax compliance, tax advice, international tax fee transactions and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4) For the fiscal year ended December 31, 2020, fees represent the consent related to Member Class Registration Statements as of June 10, 2020, and Review and Consent of the Registration Statements for six portfolios as of August 21, 2020. For the fiscal year ended December 31, 2019, there were no fees billed for professional services rendered by The Funds’ independent registered public accounting firm to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2020 and 2019 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g)

2020	$0
2019	$0

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment adviser (and the adviser’s relevant affiliated), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)     Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	March 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	March 3, 2021

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	March 3, 2021